FINANCIAL STATEMENTS

Principal Life Insurance Co Variable Life Separate Account

Years Ended December 31, 2025 and 2024

With Report of Independent Registered Public Accounting Firm

Principal Life Insurance Co

Variable Life Separate Account

Financial Statements

Years Ended December 31, 2025 and 2024

Ernst & Young LLP Suite 3100 801 Grand Avenue Des Moines, IA 50309-2764	Tel: +1 515 243 2727 ey.com

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Principal Life Insurance Company and Contract Owners of Principal Life Insurance Co Variable Life Separate Account

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Principal Life Insurance Co Variable Life Separate Account (the “Separate Account”), as of December 31, 2025, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2025, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 1987.

April 2, 2026

A member firm of Ernst & Young Global Limited

Appendix

Subaccounts comprising Principal Life Insurance Co Variable Life Separate Account

Sub Account	Statement of operations	Statements of changes in net assets

AllianceBernstein VPS Discovery Value Portfolio – Class A

AllianceBernstein VPS International Value Portfolio – Class A

AllianceBernstein VPS Small Cap Growth Portfolio – Class A

AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A

Allspring VT Discovery All Cap Growth Fund – Class 2

Allspring VT Index Asset Allocation Fund – Class 2

American Funds Insurance Series - Capital World Bond Fund – Class 2 Shares

American Funds Insurance Series - Global Balanced Fund – Class 2 Shares

American Funds Insurance Series - Global Small Capitalization Fund – Class 2 Shares

American Funds Insurance Series - Growth Fund – Class 2 Shares

American Funds Insurance Series - International Fund – Class 2 Shares

American Funds Insurance Series - New World Fund – Class 2 Shares

American Funds Insurance Series - Washington Mutual Investors Fund – Class 2 Shares

BNY Mellon IP MidCap Stock Portfolio – Service Shares

BNY Mellon IP Technology Growth Portfolio – Service Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares

BNY Mellon VIF Appreciation Portfolio – Service Shares

BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares

Bond Market Index Account – Class 1

ClearBridge Variable Mid Cap Portfolio – Class I Shares

ClearBridge Variable Small Cap Growth Portfolio – Class I Shares

Columbia VP – Acorn International Fund (1)

Core Plus Bond Account – Class 1

CVT EAFE International Index Portfolio – Class F

CVT Investment Grade Bond Index Portfolio – Class I

CVT Russell 2000 Small Cap Index Portfolio – Class F

CVT S&P 500 Index Portfolio

CVT S&P MidCap 400 Index Portfolio – Class F

Diversified Balanced Account – Class 1

Diversified International Account – Class 1

DWS Alternative Asset Allocation VIP – Class B

DWS Small Mid Cap Value VIP – Class B

Equity Income Account – Class 1

Fidelity VIP Asset Manager 50% Portfolio – Service Class 2 (2)

Fidelity VIP Contrafund® Portfolio – Initial Class

Fidelity VIP Contrafund® Portfolio – Service Class 2

Fidelity VIP Equity-Income Portfolio – Initial Class

Fidelity VIP Equity-Income Portfolio – Service Class 2

Fidelity VIP Extended Market Index Portfolio – Service Class 2

Fidelity VIP Government Money Market Portfolio – Service Class

Fidelity VIP Growth Portfolio – Service Class 2

Fidelity VIP High Income Portfolio – Initial Class

Fidelity VIP High Income Portfolio – Service Class 2

Fidelity VIP International Index Portfolio – Service Class 2

Fidelity VIP Mid Cap Portfolio – Service Class 2

Fidelity VIP Strategic Income Portfolio – Service Class 2

Fidelity VIP Total Market Index Portfolio – Service Class 2

	For the year ended December 31, 2025	For each of the two years in the period ended December 31, 2025

A member firm of Ernst & Young Global Limited

Franklin Templeton VIP Trust - Franklin Income VIP Fund – Class 2

Franklin Templeton VIP Trust - Franklin Mutual Global Discovery VIP Fund – Class 2

Franklin Templeton VIP Trust - Franklin Mutual Shares VIP Fund – Class 2

Franklin Templeton VIP Trust - Franklin Rising Dividends VIP Fund – Class 2

Franklin Templeton VIP Trust - Franklin Small Cap Value VIP Fund – Class 2

Franklin Templeton VIP Trust - Franklin Strategic Income VIP Fund – Class 2

Franklin Templeton VIP Trust - Franklin U.S. Government Securities VIP Fund – Class 2

Franklin Templeton VIP Trust - Templeton Developing Markets VIP Fund – Class 2

Franklin Templeton VIP Trust - Templeton Foreign VIP Fund – Class 2

Franklin Templeton VIP Trust - Templeton Global Bond VIP Fund – Class 2

Global Emerging Markets Account – Class 1

Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares

Government & High Quality Bond Account – Class 1

Invesco V.I. American Franchise Fund – Series I Shares

Invesco V.I. American Franchise Fund – Series II Shares

Invesco V.I. American Value Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series I Shares

Invesco V.I. Core Equity Fund – Series II Shares

Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares

Invesco V.I. EQV International Equity Fund – Series I Shares

Invesco V.I. Global Real Estate Fund – Series I Shares

Invesco V.I. Health Care Fund – Series I Shares

Invesco V.I. Main Street Mid Cap Fund – Series II Shares

Invesco V.I. Main Street Small Cap Fund – Series II Shares

Invesco V.I. Small Cap Equity Fund – Series I Shares

Invesco V.I. Technology Fund – Series I Shares

Janus Henderson Global Sustainable Equity Portfolio – Service Shares

Janus Henderson Series Balanced Portfolio – Service Shares

Janus Henderson Series Enterprise Portfolio – Service Shares

Janus Henderson Series Flexible Bond Portfolio – Service Shares

Janus Henderson Series Forty Portfolio – Service Shares

Janus Henderson Series Global Research Portfolio – Service Shares

Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares

Janus Henderson Series Overseas Portfolio – Service Shares

LargeCap Growth Account I – Class 1

LargeCap S&P 500 Index Account – Class 1

Lord Abbett Series Fund Developing Growth Portfolio – Class VC

LVIP JPMorgan Core Bond Fund – Standard Class

LVIP JPMorgan Small Cap Core Fund – Standard Class

Macquarie VIP Small Cap Value Series – Service Class

MFS® Blended Research® Small Cap Equity Portfolio – Service Class

MFS® Global Equity Series – Service Class

MFS® Growth Series – Service Class

MFS® Inflation-Adjusted Bond Portfolio – Service Class

MFS® International Intrinsic Value Portfolio – Service Class

MFS® Mid Cap Growth Series – Service Class

MFS® Mid Cap Value Portfolio – Service Class

MFS® New Discovery Series – Service Class

MFS® New Discovery Value Portfolio – Service Class

MFS® Research International Portfolio – Service Class

MFS® Total Return Series – Service Class

MFS® Utilities Series – Service Class

MFS® Value Series – Service Class

A member firm of Ernst & Young Global Limited

MidCap Account – Class 1

Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares

Neuberger Berman AMT Quality Equity Portfolio – I Class Shares (3)

PIMCO VIT All Asset Portfolio – Administrative Class

PIMCO VIT CommodityReal Return® Strategy Portfolio – Administrative Class

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class

PIMCO VIT High Yield Portfolio – Administrative Class

PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class

PIMCO VIT Low Duration Portfolio – Administrative Class

PIMCO VIT Real Return Portfolio – Administrative Class

PIMCO VIT Short-Term Portfolio – Administrative Class

PIMCO VIT Total Return Portfolio – Administrative Class

Principal Capital Appreciation Account – Class 1

Principal LifeTime 2020 Account – Class 1

Principal LifeTime 2030 Account – Class 1

Principal LifeTime 2040 Account – Class 1

Principal LifeTime 2050 Account – Class 1

Principal LifeTime 2060 Account – Class 1

Principal LifeTime Strategic Income Account – Class 1

Putnam VT International Equity Fund – Class IB

Putnam VT International Value Fund – Class IB

Putnam VT Large Cap Growth Fund – Class IB

Putnam VT Large Cap Value Fund – Class IB

Real Estate Securities Account – Class 1

Rydex VI Basic Materials Fund

Rydex VI Utilities Fund

SAM Balanced Portfolio – Class 1

SAM Conservative Balanced Portfolio – Class 1

SAM Conservative Growth Portfolio – Class 1

SAM Flexible Income Portfolio – Class 1

SAM Strategic Growth Portfolio – Class 1

Short-Term Income Account – Class 1

SmallCap Account – Class 1

T. Rowe Price Equity Income Portfolio – II

T. Rowe Price Health Sciences Portfolio – II

TOPS® Managed Risk Balanced ETF Portfolio – Class 2

TOPS® Managed Risk Growth ETF Portfolio – Class 2

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2

VanEck VIP Trust Global Resources Fund – Class S Shares

VanEck VIP Trust Global Resources Fund – Initial Class Shares

Vanguard VIF Balanced Portfolio

Vanguard VIF Equity Income Portfolio

Vanguard VIF Equity Index Portfolio

Vanguard VIF Global Bond Index Portfolio

Vanguard VIF International Portfolio

Vanguard VIF Mid-Cap Index Portfolio

Vanguard VIF Real Estate Index Portfolio

Fidelity VIP Consumer Staples Portfolio – Service Class 2 Fidelity VIP Energy Portfolio – Service Class 2 Putnam VT Small Cap Growth Fund – Class IB Putnam VT Small Cap Value Fund – Class IB	For the year ended December 31, 2025	For the year ended December 31, 2025 and for the period from June 3, 2024 (date funds made available) through December 31, 2024

A member firm of Ernst & Young Global Limited

LVIP American Century Capital Appreciation Fund – Service Class

LVIP American Century Disciplined Core Value Fund – Service Class

LVIP American Century Disciplined Core Value Fund – Standard Class II

LVIP American Century Inflation Protection Fund – Service Class

LVIP American Century International Fund – Service Class

LVIP American Century Mid Cap Value Fund – Service Class

LVIP American Century Ultra Fund – Service Class

LVIP American Century Ultra Fund – Standard Class II

LVIP American Century Value Fund – Service Class

For the year ended December 31, 2025	For the year ended December 31, 2025 and for the period from April 26, 2024 (date funds made available) through December 31, 2024

(1)	Represented the operations of Wanger International until June 2, 2025

(2)	Represented the operations of Fidelity VIP Asset Manager Portfolio – Service Class 2 until May 31, 2025

(3)	Represented the operations of Neuberger Berman AMT Sustainable Equity Portfolio – I Class Shares until July 30, 2025

A member firm of Ernst & Young Global Limited

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein
	VPS Discovery	VPS International	VPS Small Cap	VPS Sustainable
	Value Portfolio	Value Portfolio	Growth Portfolio	Global Thematic
	– Class A	– Class A	– Class A	Portfolio – Class A
Assets
Investments in shares of mutual funds, at fair value	$6,659,098	$2,211,060	$3,115,140	$1,109,257
Total assets	6,659,098	2,211,060	3,115,140	1,109,257
Total liabilities	—	—	—	—
Net assets	$6,659,098	$2,211,060	$3,115,140	$1,109,257

Net assets
Applicable to accumulation units	$6,659,098	$2,211,060	$3,115,140	$1,109,257
Total net assets	$6,659,098	$2,211,060	$3,115,140	$1,109,257

Investments in shares of mutual funds, at cost	$6,924,245	$1,623,949	$2,819,964	$1,137,903

Shares of mutual funds owned	401,392	105,691	233,869	33,788

Accumulation units outstanding	162,406	158,436	59,349	31,220

Statements of Operations

Year ended December 31, 2025

	AllianceBernstein	AllianceBernstein	AllianceBernstein	AllianceBernstein
	VPS Discovery	VPS International	VPS Small Cap	VPS Sustainable
	Value Portfolio	Value Portfolio	Growth Portfolio	Global Thematic
	– Class A	– Class A	– Class A	Portfolio – Class A
Net investment income (loss)
Investment income:
Dividends	$56,213	$48,183	$—	$—

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	56,213	48,183	—	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(125,541)	71,276	(68,634)	35,618
Capital gains distributions	727,306	—	—	138,417
Total realized gains (losses) on investments	601,765	71,276	(68,634)	174,035

Change in net unrealized appreciation (depreciation) of investments	(488,207)	496,620	359,732	(103,512)

Net gains (losses) on investments	169,771	616,079	291,098	70,523
Net increase (decrease) in net assets resulting from operations	$169,771	$616,079	$291,098	$70,523

See accompanying notes.

1

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

			American Funds	American Funds
	Allspring VT	Allspring VT	Insurance Series	Insurance Series
	Discovery All Cap	Index Asset	– Capital World	– Global Balanced
	Growth Fund	Allocation Fund	Bond Fund	Fund – Class 2
	– Class 2	– Class 2	– Class 2 Shares	Shares
Assets
Investments in shares of mutual funds, at fair value	$3,886,921	$3,168,512	$4,046,374	$2,034,240
Total assets	3,886,921	3,168,512	4,046,374	2,034,240
Total liabilities	—	—	—	—
Net assets	$3,886,921	$3,168,512	$4,046,374	$2,034,240

Net assets
Applicable to accumulation units	$3,886,921	$3,168,512	$4,046,374	$2,034,240
Total net assets	$3,886,921	$3,168,512	$4,046,374	$2,034,240

Investments in shares of mutual funds, at cost	$4,453,647	$3,128,320	$3,989,166	$1,828,263

Shares of mutual funds owned	186,334	158,426	400,235	141,957

Accumulation units outstanding	52,878	55,660	374,542	122,554

Statements of Operations

Year ended December 31, 2025

			American Funds	American Funds
	Allspring VT	Allspring VT	Insurance Series	Insurance Series
	Discovery All Cap	Index Asset	– Capital World	– Global Balanced
	Growth Fund	Allocation Fund	Bond Fund	Fund – Class 2
	– Class 2	– Class 2	– Class 2 Shares	Shares
Net investment income (loss)
Investment income:
Dividends	$—	$37,994	$96,383	$26,057

Expenses:
Mortality and expense risks	—	43	—	31
Net investment income (loss)	—	37,951	96,383	26,026

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(67,985)	(21,959)	(20,388)	63,770
Capital gains distributions	1,313,628	261,405	—	68,206
Total realized gains (losses) on investments	1,245,643	239,446	(20,388)	131,976

Change in net unrealized appreciation (depreciation) of investments	(712,873)	53,039	197,148	205,515

Net gains (losses) on investments	532,770	330,436	273,143	363,517
Net increase (decrease) in net assets resulting from operations	$532,770	$330,436	$273,143	$363,517

See accompanying notes.

2

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	American Funds
	Insurance Series		American Funds
	– Global Small	American Funds	Insurance Series	American Funds
	Capitalization	Insurance Series	– International	Insurance Series
	Fund – Class 2	– Growth Fund	Fund – Class 2	– New World Fund
	Shares	– Class 2 Shares	Shares	– Class 2 Shares
Assets
Investments in shares of mutual funds, at fair value	$344,606	$66,656,433	$18,178,586	$29,060,920
Total assets	344,606	66,656,433	18,178,586	29,060,920
Total liabilities	—	—	—	—
Net assets	$344,606	$66,656,433	$18,178,586	$29,060,920

Net assets
Applicable to accumulation units	$344,606	$66,656,433	$18,178,586	$29,060,920
Total net assets	$344,606	$66,656,433	$18,178,586	$29,060,920

Investments in shares of mutual funds, at cost	$310,932	$51,837,757	$14,564,773	$23,607,557

Shares of mutual funds owned	18,099	480,234	818,118	907,303

Accumulation units outstanding	25,126	1,091,510	1,008,249	1,350,664

Statements of Operations

Year ended December 31, 2025

	American Funds
	Insurance Series		American Funds
	– Global Small	American Funds	Insurance Series	American Funds
	Capitalization	Insurance Series	– International	Insurance Series
	Fund – Class 2	– Growth Fund	Fund – Class 2	– New World Fund
	Shares	– Class 2 Shares	Shares	– Class 2 Shares
Net investment income (loss)
Investment income:
Dividends	$1,151	$88,696	$219,838	$299,416

Expenses:
Mortality and expense risks	—	37	41	—
Net investment income (loss)	1,151	88,659	219,797	299,416

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,899	4,865,858	(134,071)	976,084
Capital gains distributions	4,776	4,532,706	—	1,143,116
Total realized gains (losses) on investments	7,675	9,398,564	(134,071)	2,119,200

Change in net unrealized appreciation (depreciation) of investments	23,755	1,397,949	3,693,720	4,329,574

Net gains (losses) on investments	32,581	10,885,172	3,779,446	6,748,190
Net increase (decrease) in net assets resulting from operations	$32,581	$10,885,172	$3,779,446	$6,748,190

See accompanying notes.

3

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	American Funds
	Insurance Series			BNY Mellon
	– Washington	BNY Mellon IP	BNY Mellon IP	Sustainable U.S.
	Mutual Investors	MidCap Stock	Technology	Equity Portfolio,
	Fund – Class 2	Portfolio – Service	Growth Portfolio	Inc. – Service
	Shares	Shares	– Service Shares	Shares
Assets
Investments in shares of mutual funds, at fair value	$34,625,109	$1,534,678	$8,711,787	$1,071,978
Total assets	34,625,109	1,534,678	8,711,787	1,071,978
Total liabilities	—	—	—	—
Net assets	$34,625,109	$1,534,678	$8,711,787	$1,071,978

Net assets
Applicable to accumulation units	$34,625,109	$1,534,678	$8,711,787	$1,071,978
Total net assets	$34,625,109	$1,534,678	$8,711,787	$1,071,978

Investments in shares of mutual funds, at cost	$29,424,368	$1,528,908	$8,449,671	$853,403

Shares of mutual funds owned	1,946,324	75,974	498,101	18,767

Accumulation units outstanding	1,155,192	62,889	111,801	15,610

Statements of Operations

Year ended December 31, 2025

	American Funds
	Insurance Series			BNY Mellon
	– Washington	BNY Mellon IP	BNY Mellon IP	Sustainable U.S.
	Mutual Investors	MidCap Stock	Technology	Equity Portfolio,
	Fund – Class 2	Portfolio – Service	Growth Portfolio	Inc. – Service
	Shares	Shares	– Service Shares	Shares
Net investment income (loss)
Investment income:
Dividends	$457,010	$11,167	$—	$649

Expenses:
Mortality and expense risks	857	—	—	—
Net investment income (loss)	456,153	11,167	—	649

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,144,144	39,292	(559,270)	(15,402)
Capital gains distributions	2,058,638	230,469	4,078,922	93,284
Total realized gains (losses) on investments	3,202,782	269,761	3,519,652	77,882

Change in net unrealized appreciation (depreciation) of investments	1,151,090	(109,268)	(1,558,153)	48,137

Net gains (losses) on investments	4,810,025	171,660	1,961,499	126,668
Net increase (decrease) in net assets resulting from operations	$4,810,025	$171,660	$1,961,499	$126,668

See accompanying notes.

4

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

		BNY Mellon VIF
	BNY Mellon VIF	Opportunistic		ClearBridge
	Appreciation	Small Cap	Bond Market	Variable Mid Cap
	Portfolio – Service	Portfolio	Index Account	Portfolio – Class I
	Shares	– Service Shares	– Class 1	Shares
Assets
Investments in shares of mutual funds, at fair value	$3,480,010	$5,004,309	$37,787,200	$850,844
Total assets	3,480,010	5,004,309	37,787,200	850,844
Total liabilities	—	—	—	—
Net assets	$3,480,010	$5,004,309	$37,787,200	$850,844

Net assets
Applicable to accumulation units	$3,480,010	$5,004,309	$37,787,200	$850,844
Total net assets	$3,480,010	$5,004,309	$37,787,200	$850,844

Investments in shares of mutual funds, at cost	$3,482,749	$4,653,157	$37,378,062	$823,231

Shares of mutual funds owned	106,357	111,903	3,994,419	35,750

Accumulation units outstanding	52,294	144,962	3,001,014	43,163

Statements of Operations

Year ended December 31, 2025

		BNY Mellon VIF
	BNY Mellon VIF	Opportunistic		ClearBridge
	Appreciation	Small Cap	Bond Market	Variable Mid Cap
	Portfolio – Service	Portfolio	Index Account	Portfolio – Class I
	Shares	– Service Shares	– Class 1	Shares
Net investment income (loss)
Investment income:
Dividends	$6,150	$21,710	$1,435,219	$2,423

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	6,150	21,710	1,435,219	2,423

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(48,073)	(51,325)	(331,789)	(3,517)
Capital gains distributions	568,525	—	—	54,346
Total realized gains (losses) on investments	520,452	(51,325)	(331,789)	50,829

Change in net unrealized appreciation (depreciation) of investments	(173,901)	525,223	1,218,347	(18,763)

Net gains (losses) on investments	352,701	495,608	2,321,777	34,489
Net increase (decrease) in net assets resulting from operations	$352,701	$495,608	$2,321,777	$34,489

See accompanying notes.

5

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	ClearBridge
	Variable Small			CVT EAFE
	Cap Growth	Columbia VP -		International
	Portfolio	Acorn	Core Plus Bond	Index Portfolio
	– Class I Shares	International Fund	Account – Class 1	– Class F
Assets
Investments in shares of mutual funds, at fair value	$17,465,950	$2,236,595	$154,834,744	$18,057,295
Total assets	17,465,950	2,236,595	154,834,744	18,057,295
Total liabilities	—	—	—	—
Net assets	$17,465,950	$2,236,595	$154,834,744	$18,057,295

Net assets
Applicable to accumulation units	$17,465,950	$2,236,595	$154,834,744	$18,057,295
Total net assets	$17,465,950	$2,236,595	$154,834,744	$18,057,295

Investments in shares of mutual funds, at cost	$16,907,710	$2,326,652	$161,378,347	$14,287,378

Shares of mutual funds owned	619,360	109,422	15,945,906	149,296

Accumulation units outstanding	587,098	161,366	5,110,571	862,196

Statements of Operations

Year ended December 31, 2025

	ClearBridge
	Variable Small			CVT EAFE
	Cap Growth	Columbia VP -		International
	Portfolio	Acorn	Core Plus Bond	Index Portfolio
	– Class I Shares	International Fund	Account – Class 1	– Class F
Net investment income (loss)
Investment income:
Dividends	$—	$27,577	$4,868,577	$408,746

Expenses:
Mortality and expense risks	—	—	4,169	—
Net investment income (loss)	—	27,577	4,864,408	408,746

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(885,599)	(72,216)	(3,386,522)	334,972
Capital gains distributions	1,209,439	10,562	—	—
Total realized gains (losses) on investments	323,840	(61,654)	(3,386,522)	334,972

Change in net unrealized appreciation (depreciation) of investments	1,051,799	287,621	7,019,972	3,426,530

Net gains (losses) on investments	1,375,639	253,544	8,497,858	4,170,248
Net increase (decrease) in net assets resulting from operations	$1,375,639	$253,544	$8,497,858	$4,170,248

See accompanying notes.

6

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	CVT Investment	CVT Russell 2000		CVT S&P MidCap
	Grade Bond Index	Small Cap Index	CVT S&P 500	400 Index Portfolio
	Portfolio – Class I	Portfolio – Class F	Index Portfolio	– Class F
Assets
Investments in shares of mutual funds, at fair value	$4,964,557	$45,300,939	$6,477,976	$3,154,821
Total assets	4,964,557	45,300,939	6,477,976	3,154,821
Total liabilities	—	—	—	—
Net assets	$4,964,557	$45,300,939	$6,477,976	$3,154,821

Net assets
Applicable to accumulation units	$4,964,557	$45,300,939	$6,477,976	$3,154,821
Total net assets	$4,964,557	$45,300,939	$6,477,976	$3,154,821

Investments in shares of mutual funds, at cost	$4,937,485	$40,661,804	$5,473,929	$2,879,702

Shares of mutual funds owned	100,721	508,371	30,289	24,929

Accumulation units outstanding	398,801	1,068,660	149,771	68,847

Statements of Operations

Year ended December 31, 2025

	CVT Investment	CVT Russell 2000		CVT S&P MidCap
	Grade Bond Index	Small Cap Index	CVT S&P 500	400 Index Portfolio
	Portfolio – Class I	Portfolio – Class F	Index Portfolio	– Class F
Net investment income (loss)
Investment income:
Dividends	$160,476	$662,885	$64,479	$33,751

Expenses:
Mortality and expense risks	—	—	234	—
Net investment income (loss)	160,476	662,885	64,245	33,751

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,956	324,636	48,295	24,248
Capital gains distributions	—	2,156,679	540,450	203,187
Total realized gains (losses) on investments	2,956	2,481,315	588,745	227,435

Change in net unrealized appreciation (depreciation) of investments	165,267	1,527,845	223,016	(58,913)

Net gains (losses) on investments	328,699	4,672,045	876,006	202,273
Net increase (decrease) in net assets resulting from operations	$328,699	$4,672,045	$876,006	$202,273

See accompanying notes.

7

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Diversified	Diversified	DWS Alternative	DWS Small Mid
	Balanced Account	International	Asset Allocation	Cap Value VIP
	– Class 1	Account – Class 1	VIP – Class B	– Class B
Assets
Investments in shares of mutual funds, at fair value	$18,833,396	$157,000,836	$493,213	$1,835,733
Total assets	18,833,396	157,000,836	493,213	1,835,733
Total liabilities	—	—	—	—
Net assets	$18,833,396	$157,000,836	$493,213	$1,835,733

Net assets
Applicable to accumulation units	$18,833,396	$157,000,836	$493,213	$1,835,733
Total net assets	$18,833,396	$157,000,836	$493,213	$1,835,733

Investments in shares of mutual funds, at cost	$19,983,587	$126,923,170	$470,359	$1,656,840

Shares of mutual funds owned	1,319,789	8,143,196	36,001	130,010

Accumulation units outstanding	1,033,298	2,942,936	33,613	52,699

Statements of Operations

Year ended December 31, 2025

	Diversified	Diversified	DWS Alternative	DWS Small Mid
	Balanced Account	International	Asset Allocation	Cap Value VIP
	– Class 1	Account – Class 1	VIP – Class B	– Class B
Net investment income (loss)
Investment income:
Dividends	$580,342	$4,115,222	$17,772	$9,578

Expenses:
Mortality and expense risks	15,189	786	—	92
Net investment income (loss)	565,153	4,114,436	17,772	9,486

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(93,293)	13,714,574	(5,475)	10,651
Capital gains distributions	2,138,897	10,523,326	—	188,674
Total realized gains (losses) on investments	2,045,604	24,237,900	(5,475)	199,325

Change in net unrealized appreciation (depreciation) of investments	(468,675)	21,563,359	34,180	73,622

Net gains (losses) on investments	2,142,082	49,915,695	46,477	282,433
Net increase (decrease) in net assets resulting from operations	$2,142,082	$49,915,695	$46,477	$282,433

See accompanying notes.

8

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

		Fidelity VIP Asset	Fidelity VIP	Fidelity VIP
		Manager 50%	Consumer Staples	Contrafund®
	Equity Income	Portfolio	Portfolio	Portfolio
	Account – Class 1	– Service Class 2	– Service Class 2	– Initial Class
Assets
Investments in shares of mutual funds, at fair value	$156,903,667	$1,527,420	$7,261	$124,397,575
Total assets	156,903,667	1,527,420	7,261	124,397,575
Total liabilities	—	—	—	—
Net assets	$156,903,667	$1,527,420	$7,261	$124,397,575

Net assets
Applicable to accumulation units	$156,903,667	$1,527,420	$7,261	$124,397,575
Total net assets	$156,903,667	$1,527,420	$7,261	$124,397,575

Investments in shares of mutual funds, at cost	$135,727,930	$1,395,828	$7,558	$90,500,511

Shares of mutual funds owned	4,940,292	90,007	419	2,077,101

Accumulation units outstanding	3,332,513	38,544	742	596,390

Statements of Operations

Year ended December 31, 2025

		Fidelity VIP Asset	Fidelity VIP	Fidelity VIP
		Manager 50%	Consumer Staples	Contrafund®
	Equity Income	Portfolio	Portfolio	Portfolio
	Account – Class 1	– Service Class 2	– Service Class 2	– Initial Class
Net investment income (loss)
Investment income:
Dividends	$2,670,175	$35,256	$128	$162,296

Expenses:
Mortality and expense risks	34,146	—	—	3,881
Net investment income (loss)	2,636,029	35,256	128	158,415

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,677,743	(14,084)	2	4,770,813
Capital gains distributions	14,103,277	72,950	—	18,597,727
Total realized gains (losses) on investments	15,781,020	58,866	2	23,368,540

Change in net unrealized appreciation (depreciation) of investments	3,363,345	105,062	(297)	(901,976)

Net gains (losses) on investments	21,780,394	199,184	(167)	22,624,979
Net increase (decrease) in net assets resulting from operations	$21,780,394	$199,184	$(167)	$22,624,979

See accompanying notes.

9

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Fidelity VIP		Fidelity VIP	Fidelity VIP
	Contrafund®	Fidelity VIP	Equity-Income	Equity-Income
	Portfolio	Energy Portfolio	Portfolio	Portfolio
	– Service Class 2	– Service Class 2	– Initial Class	– Service Class 2
Assets
Investments in shares of mutual funds, at fair value	$142,393,056	$34	$28,008,089	$36,030,620
Total assets	142,393,056	34	28,008,089	36,030,620
Total liabilities	—	—	—	—
Net assets	$142,393,056	$34	$28,008,089	$36,030,620

Net assets
Applicable to accumulation units	$142,393,056	$34	$28,008,089	$36,030,620
Total net assets	$142,393,056	$34	$28,008,089	$36,030,620

Investments in shares of mutual funds, at cost	$123,204,927	$35	$22,618,134	$31,342,782

Shares of mutual funds owned	2,504,275	1	951,685	1,280,861

Accumulation units outstanding	1,155,124	3	307,752	616,920

Statements of Operations

Year ended December 31, 2025

	Fidelity VIP		Fidelity VIP	Fidelity VIP
	Contrafund®	Fidelity VIP	Equity-Income	Equity-Income
	Portfolio	Energy Portfolio	Portfolio	Portfolio
	– Service Class 2	– Service Class 2	– Initial Class	– Service Class 2
Net investment income (loss)
Investment income:
Dividends	$—	$—	$477,222	$583,182

Expenses:
Mortality and expense risks	—	—	1,270	—
Net investment income (loss)	—	—	475,952	583,182

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	7,630,991	(1)	830,481	1,152,299
Capital gains distributions	22,270,398	—	1,480,782	2,029,501
Total realized gains (losses) on investments	29,901,389	(1)	2,311,263	3,181,800

Change in net unrealized appreciation (depreciation) of investments	(4,012,388)	(1)	1,885,701	2,059,384

Net gains (losses) on investments	25,889,001	(2)	4,672,916	5,824,366
Net increase (decrease) in net assets resulting from operations	$25,889,001	$(2)	$4,672,916	$5,824,366

See accompanying notes.

10

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

		Fidelity VIP
	Fidelity VIP	Government
	Extended Market	Money Market	Fidelity VIP	Fidelity VIP High
	Index Portfolio	Portfolio	Growth Portfolio	Income Portfolio
	– Service Class 2	– Service Class	– Service Class 2	– Initial Class
Assets
Investments in shares of mutual funds, at fair value	$5,491,620	$459,350,819	$46,598,195	$17,534,300
Total assets	5,491,620	459,350,819	46,598,195	17,534,300
Total liabilities	—	—	—	—
Net assets	$5,491,620	$459,350,819	$46,598,195	$17,534,300

Net assets
Applicable to accumulation units	$5,491,620	$459,350,819	$46,598,195	$17,534,300
Total net assets	$5,491,620	$459,350,819	$46,598,195	$17,534,300

Investments in shares of mutual funds, at cost	$4,927,181	$459,350,819	$47,845,453	$18,209,345

Shares of mutual funds owned	346,256	459,350,819	501,703	3,593,094

Accumulation units outstanding	296,198	37,889,907	429,829	489,764

Statements of Operations

Year ended December 31, 2025

		Fidelity VIP
	Fidelity VIP	Government
	Extended Market	Money Market	Fidelity VIP	Fidelity VIP High
	Index Portfolio	Portfolio	Growth Portfolio	Income Portfolio
	– Service Class 2	– Service Class	– Service Class 2	– Initial Class
Net investment income (loss)
Investment income:
Dividends	$45,047	$17,336,065	$22,470	$1,086,655

Expenses:
Mortality and expense risks	—	12,085	381	57
Net investment income (loss)	45,047	17,323,980	22,089	1,086,598

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	94,975	—	808,217	(78,207)
Capital gains distributions	—	—	6,020,012	—
Total realized gains (losses) on investments	94,975	—	6,828,229	(78,207)

Change in net unrealized appreciation (depreciation) of investments	514,071	—	(811,918)	(295,233)

Net gains (losses) on investments	654,093	17,323,980	6,038,400	713,158
Net increase (decrease) in net assets resulting from operations	$654,093	$17,323,980	$6,038,400	$713,158

See accompanying notes.

11

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

		Fidelity VIP		Fidelity VIP
	Fidelity VIP High	International	Fidelity VIP	Strategic Income
	Income Portfolio	Index Portfolio	Mid Cap Portfolio	Portfolio – Service
	– Service Class 2	– Service Class 2	– Service Class 2	Class 2
Assets
Investments in shares of mutual funds, at fair value	$15,079,840	$41,021,087	$33,364,271	$10,516,566
Total assets	15,079,840	41,021,087	33,364,271	10,516,566
Total liabilities	—	—	—	—
Net assets	$15,079,840	$41,021,087	$33,364,271	$10,516,566

Net assets
Applicable to accumulation units	$15,079,840	$41,021,087	$33,364,271	$10,516,566
Total net assets	$15,079,840	$41,021,087	$33,364,271	$10,516,566

Investments in shares of mutual funds, at cost	$15,223,456	$38,547,078	$33,372,854	$10,221,159

Shares of mutual funds owned	3,271,115	2,938,473	948,657	950,006

Accumulation units outstanding	364,265	2,321,530	414,108	765,417

Statements of Operations

Year ended December 31, 2025

		Fidelity VIP		Fidelity VIP
	Fidelity VIP High	International	Fidelity VIP	Strategic Income
	Income Portfolio	Index Portfolio	Mid Cap Portfolio	Portfolio – Service
	– Service Class 2	– Service Class 2	– Service Class 2	Class 2
Net investment income (loss)
Investment income:
Dividends	$979,902	$907,230	$78,702	$355,239

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	979,902	907,230	78,702	355,239

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(151,333)	668,524	(655,982)	(24,183)
Capital gains distributions	—	—	3,891,328	—
Total realized gains (losses) on investments	(151,333)	668,524	3,235,346	(24,183)

Change in net unrealized appreciation (depreciation) of investments	571,470	2,376,118	284,057	433,384

Net gains (losses) on investments	1,400,039	3,951,872	3,598,105	764,440
Net increase (decrease) in net assets resulting from operations	$1,400,039	$3,951,872	$3,598,105	$764,440

See accompanying notes.

12

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

			Franklin	Franklin
		Franklin	Templeton VIP	Templeton VIP
	Fidelity VIP Total	Templeton VIP	Trust – Franklin	Trust – Franklin
	Market Index	Trust – Franklin	Mutual Global	Mutual Shares
	Portfolio – Service	Income VIP Fund	Discovery VIP	VIP Fund
	Class 2	– Class 2	Fund – Class 2	– Class 2
Assets
Investments in shares of mutual funds, at fair value	$101,297,264	$18,634,755	$10,715,317	$6,269,890
Total assets	101,297,264	18,634,755	10,715,317	6,269,890
Total liabilities	—	—	—	—
Net assets	$101,297,264	$18,634,755	$10,715,317	$6,269,890

Net assets
Applicable to accumulation units	$101,297,264	$18,634,755	$10,715,317	$6,269,890
Total net assets	$101,297,264	$18,634,755	$10,715,317	$6,269,890

Investments in shares of mutual funds, at cost	$93,718,898	$17,805,173	$10,034,282	$6,128,829

Shares of mutual funds owned	4,168,612	1,229,205	562,189	389,434

Accumulation units outstanding	4,082,119	378,678	163,645	144,054

Statements of Operations

Year ended December 31, 2025

			Franklin	Franklin
		Franklin	Templeton VIP	Templeton VIP
	Fidelity VIP Total	Templeton VIP	Trust – Franklin	Trust – Franklin
	Market Index	Trust – Franklin	Mutual Global	Mutual Shares
	Portfolio – Service	Income VIP Fund	Discovery VIP	VIP Fund
	Class 2	– Class 2	Fund – Class 2	– Class 2
Net investment income (loss)
Investment income:
Dividends	$797,022	$945,961	$193,295	$128,629

Expenses:
Mortality and expense risks	21	—	—	—
Net investment income (loss)	797,001	945,961	193,295	128,629

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	6,627,276	(242,277)	310,431	(79,539)
Capital gains distributions	—	198,837	1,071,450	633,760
Total realized gains (losses) on investments	6,627,276	(43,440)	1,381,881	554,221

Change in net unrealized appreciation (depreciation) of investments	(1,388,276)	1,258,397	529,280	22,698

Net gains (losses) on investments	6,036,001	2,160,918	2,104,456	705,548
Net increase (decrease) in net assets resulting from operations	$6,036,001	$2,160,918	$2,104,456	$705,548

See accompanying notes.

13

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Franklin	Franklin	Franklin	Franklin
	Templeton VIP	Templeton VIP	Templeton VIP	Templeton VIP
	Trust – Franklin	Trust – Franklin	Trust – Franklin	Trust – Franklin
	Rising Dividends	Small Cap Value	Strategic Income	U.S. Government
	VIP Fund	VIP Fund	VIP Fund	Securities VIP
	– Class 2	– Class 2	– Class 2	Fund – Class 2
Assets
Investments in shares of mutual funds, at fair value	$24,060,177	$17,235,779	$11,831,295	$471,066
Total assets	24,060,177	17,235,779	11,831,295	471,066
Total liabilities	—	—	—	—
Net assets	$24,060,177	$17,235,779	$11,831,295	$471,066

Net assets
Applicable to accumulation units	$24,060,177	$17,235,779	$11,831,295	$471,066
Total net assets	$24,060,177	$17,235,779	$11,831,295	$471,066

Investments in shares of mutual funds, at cost	$23,148,847	$16,303,207	$11,594,663	$458,852

Shares of mutual funds owned	858,066	1,242,666	1,295,870	44,863

Accumulation units outstanding	329,950	258,761	601,165	36,978

Statements of Operations

Year ended December 31, 2025

	Franklin	Franklin	Franklin	Franklin
	Templeton VIP	Templeton VIP	Templeton VIP	Templeton VIP
	Trust – Franklin	Trust – Franklin	Trust – Franklin	Trust – Franklin
	Rising Dividends	Small Cap Value	Strategic Income	U.S. Government
	VIP Fund	VIP Fund	VIP Fund	Securities VIP
	– Class 2	– Class 2	– Class 2	Fund – Class 2
Net investment income (loss)
Investment income:
Dividends	$196,343	$184,892	$567,155	$14,964

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	196,343	184,892	567,155	14,964

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	5,944	237,946	(277,041)	369
Capital gains distributions	2,352,269	1,441,990	127	—
Total realized gains (losses) on investments	2,358,213	1,679,936	(276,914)	369

Change in net unrealized appreciation (depreciation) of investments	64,146	(599,437)	514,959	15,034

Net gains (losses) on investments	2,618,702	1,265,391	805,200	30,367
Net increase (decrease) in net assets resulting from operations	$2,618,702	$1,265,391	$805,200	$30,367

See accompanying notes.

14

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Franklin
	Templeton VIP	Franklin	Franklin
	Trust – Templeton	Templeton VIP	Templeton VIP
	Developing	Trust – Templeton	Trust – Templeton	Global Emerging
	Markets VIP Fund	Foreign VIP Fund	Global Bond VIP	Markets Account
	– Class 2	– Class 2	Fund – Class 2	– Class 1
Assets
Investments in shares of mutual funds, at fair value	$11,539,428	$12,423,205	$10,081,825	$48,282,022
Total assets	11,539,428	12,423,205	10,081,825	48,282,022
Total liabilities	—	—	—	—
Net assets	$11,539,428	$12,423,205	$10,081,825	$48,282,022

Net assets
Applicable to accumulation units	$11,539,428	$12,423,205	$10,081,825	$48,282,022
Total net assets	$11,539,428	$12,423,205	$10,081,825	$48,282,022

Investments in shares of mutual funds, at cost	$8,424,166	$10,127,569	$9,655,694	$37,636,693

Shares of mutual funds owned	955,251	765,919	765,514	2,332,464

Accumulation units outstanding	364,295	686,073	668,535	743,000

Statements of Operations

Year ended December 31, 2025

	Franklin
	Templeton VIP	Franklin	Franklin
	Trust – Templeton	Templeton VIP	Templeton VIP
	Developing	Trust – Templeton	Trust – Templeton	Global Emerging
	Markets VIP Fund	Foreign VIP Fund	Global Bond VIP	Markets Account
	– Class 2	– Class 2	Fund – Class 2	– Class 1
Net investment income (loss)
Investment income:
Dividends	$56,198	$255,945	$—	$276,930

Expenses:
Mortality and expense risks	—	—	—	296
Net investment income (loss)	56,198	255,945	—	276,634

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(908)	180,325	(222,844)	594,693
Capital gains distributions	175,388	714,656	—	478,969
Total realized gains (losses) on investments	174,480	894,981	(222,844)	1,073,662

Change in net unrealized appreciation (depreciation) of investments	3,586,612	1,994,066	1,598,737	12,095,775

Net gains (losses) on investments	3,817,290	3,144,992	1,375,893	13,446,071
Net increase (decrease) in net assets resulting from operations	$3,817,290	$3,144,992	$1,375,893	$13,446,071

See accompanying notes.

15

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Goldman Sachs
	VIT – Small Cap
	Equity Insights		Invesco V.I.	Invesco V.I.
	Fund	Government &	American	American
	– Institutional	High Quality Bond	Franchise Fund	Franchise Fund
	Shares	Account – Class 1	– Series I Shares	– Series II Shares
Assets
Investments in shares of mutual funds, at fair value	$2,218,836	$46,732,885	$6,179,646	$6,032,684
Total assets	2,218,836	46,732,885	6,179,646	6,032,684
Total liabilities	—	—	—	—
Net assets	$2,218,836	$46,732,885	$6,179,646	$6,032,684

Net assets
Applicable to accumulation units	$2,218,836	$46,732,885	$6,179,646	$6,032,684
Total net assets	$2,218,836	$46,732,885	$6,179,646	$6,032,684

Investments in shares of mutual funds, at cost	$1,950,452	$48,395,006	$4,841,678	$4,930,062

Shares of mutual funds owned	155,381	5,459,449	76,292	83,846

Accumulation units outstanding	48,118	3,130,179	99,222	100,264

Statements of Operations

Year ended December 31, 2025

	Goldman Sachs
	VIT – Small Cap
	Equity Insights		Invesco V.I.	Invesco V.I.
	Fund	Government &	American	American
	– Institutional	High Quality Bond	Franchise Fund	Franchise Fund
	Shares	Account – Class 1	– Series I Shares	– Series II Shares
Net investment income (loss)
Investment income:
Dividends	$15,446	$1,654,332	$—	$—

Expenses:
Mortality and expense risks	—	1,075	—	—
Net investment income (loss)	15,446	1,653,257	—	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	46,694	(1,017,537)	248,391	(73,960)
Capital gains distributions	175,792	—	550,945	597,989
Total realized gains (losses) on investments	222,486	(1,017,537)	799,336	524,029

Change in net unrealized appreciation (depreciation) of investments	107,782	2,856,999	(106,228)	102,464

Net gains (losses) on investments	345,714	3,492,719	693,108	626,493
Net increase (decrease) in net assets resulting from operations	$345,714	$3,492,719	$693,108	$626,493

See accompanying notes.

16

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Invesco V.I.			Invesco V.I.
	American Value	Invesco V.I. Core	Invesco V.I. Core	Discovery Mid
	Fund – Series I	Equity Fund	Equity Fund	Cap Growth Fund
	Shares	– Series I Shares	– Series II Shares	– Series I Shares
Assets
Investments in shares of mutual funds, at fair value	$2,503,651	$8,920,132	$12,388,762	$4,766,149
Total assets	2,503,651	8,920,132	12,388,762	4,766,149
Total liabilities	—	—	—	—
Net assets	$2,503,651	$8,920,132	$12,388,762	$4,766,149

Net assets
Applicable to accumulation units	$2,503,651	$8,920,132	$12,388,762	$4,766,149
Total net assets	$2,503,651	$8,920,132	$12,388,762	$4,766,149

Investments in shares of mutual funds, at cost	$2,388,639	$7,621,456	$10,537,413	$4,752,201

Shares of mutual funds owned	137,942	247,575	346,442	63,371

Accumulation units outstanding	90,193	156,759	156,185	262,500

Statements of Operations

Year ended December 31, 2025

	Invesco V.I.			Invesco V.I.
	American Value	Invesco V.I. Core	Invesco V.I. Core	Discovery Mid
	Fund – Series I	Equity Fund	Equity Fund	Cap Growth Fund
	Shares	– Series I Shares	– Series II Shares	– Series I Shares
Net investment income (loss)
Investment income:
Dividends	$8,523	$54,732	$48,852	$—

Expenses:
Mortality and expense risks	—	157	—	137
Net investment income (loss)	8,523	54,575	48,852	(137)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	26,588	12,995	59,084	118,024
Capital gains distributions	284,391	630,071	893,742	403,238
Total realized gains (losses) on investments	310,979	643,066	952,826	521,262

Change in net unrealized appreciation (depreciation) of investments	21,069	571,527	737,973	(260,566)

Net gains (losses) on investments	340,571	1,269,168	1,739,651	260,559
Net increase (decrease) in net assets resulting from operations	$340,571	$1,269,168	$1,739,651	$260,559

See accompanying notes.

17

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Invesco V.I. EQV			Invesco V.I.
	International	Invesco V.I. Global	Invesco V.I. Health	Main Street
	Equity Fund	Real Estate Fund	Care Fund	Mid Cap Fund
	– Series I Shares	– Series I Shares	– Series I Shares	– Series II Shares
Assets
Investments in shares of mutual funds, at fair value	$14,829,241	$1,934,327	$16,003,807	$783,601
Total assets	14,829,241	1,934,327	16,003,807	783,601
Total liabilities	—	—	—	—
Net assets	$14,829,241	$1,934,327	$16,003,807	$783,601

Net assets
Applicable to accumulation units	$14,829,241	$1,934,327	$16,003,807	$783,601
Total net assets	$14,829,241	$1,934,327	$16,003,807	$783,601

Investments in shares of mutual funds, at cost	$14,053,131	$1,880,264	$14,994,577	$774,186

Shares of mutual funds owned	410,669	136,605	535,423	74,628

Accumulation units outstanding	313,063	148,518	307,174	19,127

Statements of Operations

Year ended December 31, 2025

	Invesco V.I. EQV			Invesco V.I.
	International	Invesco V.I. Global	Invesco V.I. Health	Main Street
	Equity Fund	Real Estate Fund	Care Fund	Mid Cap Fund
	– Series I Shares	– Series I Shares	– Series I Shares	– Series II Shares
Net investment income (loss)
Investment income:
Dividends	$211,679	$38,850	$—	$788

Expenses:
Mortality and expense risks	—	—	15	—
Net investment income (loss)	211,679	38,850	(15)	788

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	486,980	(32,841)	260,901	45,009
Capital gains distributions	939,521	—	622,345	75,458
Total realized gains (losses) on investments	1,426,501	(32,841)	883,246	120,467

Change in net unrealized appreciation (depreciation) of investments	782,646	122,442	1,358,262	(59,494)

Net gains (losses) on investments	2,420,826	128,451	2,241,493	61,761
Net increase (decrease) in net assets resulting from operations	$2,420,826	$128,451	$2,241,493	$61,761

See accompanying notes.

18

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Invesco V.I. Main			Janus Henderson
	Street Small Cap	Invesco V.I. Small	Invesco V.I.	Global Sustainable
	Fund – Series II	Cap Equity Fund	Technology Fund	Equity Portfolio
	Shares	– Series I Shares	– Series I Shares	– Service Shares
Assets
Investments in shares of mutual funds, at fair value	$17,117,028	$12,882,821	$16,105,905	$127,924
Total assets	17,117,028	12,882,821	16,105,905	127,924
Total liabilities	—	—	—	—
Net assets	$17,117,028	$12,882,821	$16,105,905	$127,924

Net assets
Applicable to accumulation units	$17,117,028	$12,882,821	$16,105,905	$127,924
Total net assets	$17,117,028	$12,882,821	$16,105,905	$127,924

Investments in shares of mutual funds, at cost	$16,831,933	$11,528,547	$12,445,436	$104,273

Shares of mutual funds owned	617,720	642,215	626,933	9,924

Accumulation units outstanding	321,612	318,611	320,110	8,529

Statements of Operations

Year ended December 31, 2025

	Invesco V.I. Main			Janus Henderson
	Street Small Cap	Invesco V.I. Small	Invesco V.I.	Global Sustainable
	Fund – Series II	Cap Equity Fund	Technology Fund	Equity Portfolio
	Shares	– Series I Shares	– Series I Shares	– Service Shares
Net investment income (loss)
Investment income:
Dividends	$35,960	$—	$—	$333

Expenses:
Mortality and expense risks	—	18	416	—
Net investment income (loss)	35,960	(18)	(416)	333

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,080,278	(25,620)	606,081	8,430
Capital gains distributions	1,598,951	552,229	1,687,704	5,372
Total realized gains (losses) on investments	2,679,229	526,609	2,293,785	13,802

Change in net unrealized appreciation (depreciation) of investments	(1,333,201)	396,330	494,930	7,634

Net gains (losses) on investments	1,381,988	922,921	2,788,299	21,769
Net increase (decrease) in net assets resulting from operations	$1,381,988	$922,921	$2,788,299	$21,769

See accompanying notes.

19

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Series Balanced	Series Enterprise	Series Flexible	Series Forty
	Portfolio – Service	Portfolio	Bond Portfolio	Portfolio – Service
	Shares	– Service Shares	– Service Shares	Shares
Assets
Investments in shares of mutual funds, at fair value	$53,937,527	$66,775,822	$36,112,933	$20,260,303
Total assets	53,937,527	66,775,822	36,112,933	20,260,303
Total liabilities	—	—	—	—
Net assets	$53,937,527	$66,775,822	$36,112,933	$20,260,303

Net assets
Applicable to accumulation units	$53,937,527	$66,775,822	$36,112,933	$20,260,303
Total net assets	$53,937,527	$66,775,822	$36,112,933	$20,260,303

Investments in shares of mutual funds, at cost	$44,577,311	$61,890,726	$37,313,033	$16,150,986

Shares of mutual funds owned	906,818	910,373	3,241,735	390,598

Accumulation units outstanding	825,717	836,168	1,404,442	276,797

Statements of Operations

Year ended December 31, 2025

	Janus Henderson	Janus Henderson	Janus Henderson	Janus Henderson
	Series Balanced	Series Enterprise	Series Flexible	Series Forty
	Portfolio – Service	Portfolio	Bond Portfolio	Portfolio – Service
	Shares	– Service Shares	– Service Shares	Shares
Net investment income (loss)
Investment income:
Dividends	$869,049	$121,916	$1,557,110	$51,141

Expenses:
Mortality and expense risks	—	341	—	—
Net investment income (loss)	869,049	121,575	1,557,110	51,141

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,252,289	(2,694,804)	(1,527,843)	1,677,605
Capital gains distributions	1,565,884	5,806,160	—	2,622,746
Total realized gains (losses) on investments	3,818,173	3,111,356	(1,527,843)	4,300,351

Change in net unrealized appreciation (depreciation) of investments	2,389,942	1,558,786	2,404,522	(1,040,819)

Net gains (losses) on investments	7,077,164	4,791,717	2,433,789	3,310,673
Net increase (decrease) in net assets resulting from operations	$7,077,164	$4,791,717	$2,433,789	$3,310,673

See accompanying notes.

20

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

		Janus Henderson
		Series Global
	Janus Henderson	Technology and	Janus Henderson
	Series Global	Innovation	Series Overseas
	Research Portfolio	Portfolio – Service	Portfolio – Service	LargeCap Growth
	– Service Shares	Shares	Shares	Account I – Class 1
Assets
Investments in shares of mutual funds, at fair value	$7,142,244	$10,457,783	$3,428,046	$393,692,099
Total assets	7,142,244	10,457,783	3,428,046	393,692,099
Total liabilities	—	—	—	—
Net assets	$7,142,244	$10,457,783	$3,428,046	$393,692,099

Net assets
Applicable to accumulation units	$7,142,244	$10,457,783	$3,428,046	$393,692,099
Total net assets	$7,142,244	$10,457,783	$3,428,046	$393,692,099

Investments in shares of mutual funds, at cost	$5,716,570	$7,849,109	$2,648,667	$340,157,836

Shares of mutual funds owned	93,460	436,833	64,656	8,618,479

Accumulation units outstanding	130,983	315,536	62,976	2,602,424

Statements of Operations

Year ended December 31, 2025

		Janus Henderson
		Series Global
	Janus Henderson	Technology and	Janus Henderson
	Series Global	Innovation	Series Overseas
	Research Portfolio	Portfolio – Service	Portfolio – Service	LargeCap Growth
	– Service Shares	Shares	Shares	Account I – Class 1
Net investment income (loss)
Investment income:
Dividends	$39,574	$—	$41,026	$—

Expenses:
Mortality and expense risks	—	573	—	2,026
Net investment income (loss)	39,574	(573)	41,026	(2,026)

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	216,071	618,858	56,780	4,807,646
Capital gains distributions	587,488	801,397	—	59,394,338
Total realized gains (losses) on investments	803,559	1,420,255	56,780	64,201,984

Change in net unrealized appreciation (depreciation) of investments	357,010	566,085	672,520	(22,527,449)

Net gains (losses) on investments	1,200,143	1,985,767	770,326	41,672,509
Net increase (decrease) in net assets resulting from operations	$1,200,143	$1,985,767	$770,326	$41,672,509

See accompanying notes.

21

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

				LVIP American
		Lord Abbett Series	LVIP American	Century
	LargeCap S&P	Fund Developing	Century Capital	Disciplined Core
	500 Index Account	Growth Portfolio	Appreciation Fund	Value Fund
	– Class 1	– Class VC	– Service Class	– Service Class
Assets
Investments in shares of mutual funds, at fair value	$507,556,999	$1,573,209	$1,917,391	$9,385,661
Total assets	507,556,999	1,573,209	1,917,391	9,385,661
Total liabilities	—	—	—	—
Net assets	$507,556,999	$1,573,209	$1,917,391	$9,385,661

Net assets
Applicable to accumulation units	$507,556,999	$1,573,209	$1,917,391	$9,385,661
Total net assets	$507,556,999	$1,573,209	$1,917,391	$9,385,661

Investments in shares of mutual funds, at cost	$470,087,207	$1,251,106	$1,982,659	$8,013,770

Shares of mutual funds owned	20,887,119	47,060	130,728	970,094

Accumulation units outstanding	6,601,817	48,457	59,268	168,465

Statements of Operations

Year ended December 31, 2025

				LVIP American
		Lord Abbett Series	LVIP American	Century
	LargeCap S&P	Fund Developing	Century Capital	Disciplined Core
	500 Index Account	Growth Portfolio	Appreciation Fund	Value Fund
	– Class 1	– Class VC	– Service Class	– Service Class
Net investment income (loss)
Investment income:
Dividends	$7,778,984	$2,603	$—	$130,131

Expenses:
Mortality and expense risks	1,986	14	—	—
Net investment income (loss)	7,776,998	2,589	—	130,131

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	33,066,546	(204,608)	76,388	126,047
Capital gains distributions	95,979,540	—	400,155	—
Total realized gains (losses) on investments	129,046,086	(204,608)	476,543	126,047

Change in net unrealized appreciation (depreciation) of investments	(45,503,195)	391,142	(317,216)	947,569

Net gains (losses) on investments	91,319,889	189,123	159,327	1,203,747
Net increase (decrease) in net assets resulting from operations	$91,319,889	$189,123	$159,327	$1,203,747

See accompanying notes.

22

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	LVIP American
	Century
	Disciplined Core	LVIP American	LVIP American	LVIP American
	Value Fund	Century Inflation	Century	Century Mid Cap
	– Standard	Protection Fund	International Fund	Value Fund
	Class II	– Service Class	– Service Class	– Service Class
Assets
Investments in shares of mutual funds, at fair value	$3,658,569	$1,994,676	$2,374,320	$26,332,206
Total assets	3,658,569	1,994,676	2,374,320	26,332,206
Total liabilities	—	—	—	—
Net assets	$3,658,569	$1,994,676	$2,374,320	$26,332,206

Net assets
Applicable to accumulation units	$3,658,569	$1,994,676	$2,374,320	$26,332,206
Total net assets	$3,658,569	$1,994,676	$2,374,320	$26,332,206

Investments in shares of mutual funds, at cost	$3,085,630	$2,029,391	$2,115,619	$26,472,553

Shares of mutual funds owned	377,951	220,748	194,123	1,357,680

Accumulation units outstanding	69,458	135,805	66,376	465,382

Statements of Operations

Year ended December 31, 2025

	LVIP American
	Century
	Disciplined Core	LVIP American	LVIP American	LVIP American
	Value Fund	Century Inflation	Century	Century Mid Cap
	– Standard	Protection Fund	International Fund	Value Fund
	Class II	– Service Class	– Service Class	– Service Class
Net investment income (loss)
Investment income:
Dividends	$57,944	$147,052	$25,377	$425,459

Expenses:
Mortality and expense risks	92	12	—	36
Net investment income (loss)	57,852	147,040	25,377	425,423

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	40,268	7,722	37,488	450,245
Capital gains distributions	—	—	—	2,178,347
Total realized gains (losses) on investments	40,268	7,722	37,488	2,628,592

Change in net unrealized appreciation (depreciation) of investments	392,276	(29,007)	277,099	(773,952)

Net gains (losses) on investments	490,396	125,755	339,964	2,280,063
Net increase (decrease) in net assets resulting from operations	$490,396	$125,755	$339,964	$2,280,063

See accompanying notes.

23

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	LVIP American	LVIP American	LVIP American
	Century Ultra	Century Ultra	Century Value	LVIP JPMorgan
	Fund – Service	Fund – Standard	Fund – Service	Core Bond Fund
	Class	Class II	Class	– Standard Class
Assets
Investments in shares of mutual funds, at fair value	$9,821,222	$4,348,335	$31,908,383	$8,758,760
Total assets	9,821,222	4,348,335	31,908,383	8,758,760
Total liabilities	—	—	—	—
Net assets	$9,821,222	$4,348,335	$31,908,383	$8,758,760

Net assets
Applicable to accumulation units	$9,821,222	$4,348,335	$31,908,383	$8,758,760
Total net assets	$9,821,222	$4,348,335	$31,908,383	$8,758,760

Investments in shares of mutual funds, at cost	$8,463,521	$3,654,813	$29,956,481	$8,784,240

Shares of mutual funds owned	327,778	138,060	2,466,444	879,747

Accumulation units outstanding	94,329	45,075	511,578	517,640

Statements of Operations

Year ended December 31, 2025

	LVIP American	LVIP American	LVIP American
	Century Ultra	Century Ultra	Century Value	LVIP JPMorgan
	Fund – Service	Fund – Standard	Fund – Service	Core Bond Fund
	Class	Class II	Class	– Standard Class
Net investment income (loss)
Investment income:
Dividends	$—	$—	$448,729	$309,597

Expenses:
Mortality and expense risks	—	43	178	—
Net investment income (loss)	—	(43)	448,551	309,597

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	201,737	68,902	671,721	263
Capital gains distributions	809,730	341,679	2,356,729	—
Total realized gains (losses) on investments	1,011,467	410,581	3,028,450	263

Change in net unrealized appreciation (depreciation) of investments	194,073	94,413	1,104,162	256,932

Net gains (losses) on investments	1,205,540	504,951	4,581,163	566,792
Net increase (decrease) in net assets resulting from operations	$1,205,540	$504,951	$4,581,163	$566,792

See accompanying notes.

24

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

			MFS® Blended
	LVIP JPMorgan	Macquarie VIP	Research® Small
	Small Cap Core	Small Cap Value	Cap Equity	MFS® Global
	Fund – Standard	Series – Service	Portfolio – Service	Equity Series
	Class	Class	Class	– Service Class
Assets
Investments in shares of mutual funds, at fair value	$1,786,847	$20,495,391	$1,829,746	$8,203,493
Total assets	1,786,847	20,495,391	1,829,746	8,203,493
Total liabilities	—	—	—	—
Net assets	$1,786,847	$20,495,391	$1,829,746	$8,203,493

Net assets
Applicable to accumulation units	$1,786,847	$20,495,391	$1,829,746	$8,203,493
Total net assets	$1,786,847	$20,495,391	$1,829,746	$8,203,493

Investments in shares of mutual funds, at cost	$1,554,499	$19,075,226	$1,785,162	$8,846,589

Shares of mutual funds owned	81,420	514,055	199,102	423,515

Accumulation units outstanding	26,527	479,574	79,769	173,792

Statements of Operations

Year ended December 31, 2025

			MFS® Blended
	LVIP JPMorgan	Macquarie VIP	Research® Small
	Small Cap Core	Small Cap Value	Cap Equity	MFS® Global
	Fund – Standard	Series – Service	Portfolio – Service	Equity Series
	Class	Class	Class	– Service Class
Net investment income (loss)
Investment income:
Dividends	$10,626	$206,683	$13,673	$50,837

Expenses:
Mortality and expense risks	—	19	—	—
Net investment income (loss)	10,626	206,664	13,673	50,837

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	90,120	(318,600)	(11,244)	23,282
Capital gains distributions	134,722	1,365,661	180,864	1,340,689
Total realized gains (losses) on investments	224,842	1,047,061	169,620	1,363,971

Change in net unrealized appreciation (depreciation) of investments	(72,167)	183,851	(91,792)	(380,513)

Net gains (losses) on investments	163,301	1,437,576	91,501	1,034,295
Net increase (decrease) in net assets resulting from operations	$163,301	$1,437,576	$91,501	$1,034,295

See accompanying notes.

25

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

			MFS®
		MFS®	International
	MFS® Growth	Inflation–Adjusted	Intrinsic Value	MFS® Mid Cap
	Series – Service	Bond Portfolio	Portfolio – Service	Growth Series
	Class	– Service Class	Class	– Service Class
Assets
Investments in shares of mutual funds, at fair value	$72,665,750	$166,334	$40,805,326	$1,315,863
Total assets	72,665,750	166,334	40,805,326	1,315,863
Total liabilities	—	—	—	—
Net assets	$72,665,750	$166,334	$40,805,326	$1,315,863

Net assets
Applicable to accumulation units	$72,665,750	$166,334	$40,805,326	$1,315,863
Total net assets	$72,665,750	$166,334	$40,805,326	$1,315,863

Investments in shares of mutual funds, at cost	$70,335,364	$165,445	$34,116,599	$1,391,442

Shares of mutual funds owned	1,197,524	20,844	1,128,778	200,283

Accumulation units outstanding	614,167	16,233	1,372,500	23,308

Statements of Operations

Year ended December 31, 2025

			MFS®
		MFS®	International
	MFS® Growth	Inflation–Adjusted	Intrinsic Value	MFS® Mid Cap
	Series – Service	Bond Portfolio	Portfolio – Service	Growth Series
	Class	– Service Class	Class	– Service Class
Net investment income (loss)
Investment income:
Dividends	$—	$5,391	$482,423	$—

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	—	5,391	482,423	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(8,007)	(38,155)	(425,684)	(195,232)
Capital gains distributions	13,975,819	—	2,063,262	263,399
Total realized gains (losses) on investments	13,967,812	(38,155)	1,637,578	68,167

Change in net unrealized appreciation (depreciation) of investments	(5,719,181)	51,638	7,943,878	(81,760)

Net gains (losses) on investments	8,248,631	18,874	10,063,879	(13,593)
Net increase (decrease) in net assets resulting from operations	$8,248,631	$18,874	$10,063,879	$(13,593)

See accompanying notes.

26

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

			MFS® New	MFS® Research
	MFS® Mid Cap	MFS® New	Discovery Value	International
	Value Portfolio	Discovery Series	Portfolio – Service	Portfolio – Service
	– Service Class	– Service Class	Class	Class
Assets
Investments in shares of mutual funds, at fair value	$12,556,589	$14,233,563	$3,912,337	$4,206,817
Total assets	12,556,589	14,233,563	3,912,337	4,206,817
Total liabilities	—	—	—	—
Net assets	$12,556,589	$14,233,563	$3,912,337	$4,206,817

Net assets
Applicable to accumulation units	$12,556,589	$14,233,563	$3,912,337	$4,206,817
Total net assets	$12,556,589	$14,233,563	$3,912,337	$4,206,817

Investments in shares of mutual funds, at cost	$12,530,630	$12,837,858	$4,275,727	$3,547,482

Shares of mutual funds owned	1,264,510	1,176,327	541,875	207,539

Accumulation units outstanding	539,533	217,821	154,123	227,375

Statements of Operations

Year ended December 31, 2025

			MFS® New	MFS® Research
	MFS® Mid Cap	MFS® New	Discovery Value	International
	Value Portfolio	Discovery Series	Portfolio – Service	Portfolio – Service
	– Service Class	– Service Class	Class	Class
Net investment income (loss)
Investment income:
Dividends	$97,520	$—	$67,187	$49,949

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	97,520	—	67,187	49,949

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	38,841	(457,537)	(50,073)	69,709
Capital gains distributions	1,062,668	—	472,670	—
Total realized gains (losses) on investments	1,101,509	(457,537)	422,597	69,709

Change in net unrealized appreciation (depreciation) of investments	(503,955)	2,064,395	(377,473)	593,181

Net gains (losses) on investments	695,074	1,606,858	112,311	712,839
Net increase (decrease) in net assets resulting from operations	$695,074	$1,606,858	$112,311	$712,839

See accompanying notes.

27

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	MFS® Total	MFS® Utilities	MFS® Value
	Return Series	Series – Service	Series – Service	MidCap Account
	– Service Class	Class	Class	– Class 1
Assets
Investments in shares of mutual funds, at fair value	$9,962,982	$5,648,561	$43,669,520	$251,985,058
Total assets	9,962,982	5,648,561	43,669,520	251,985,058
Total liabilities	—	—	—	—
Net assets	$9,962,982	$5,648,561	$43,669,520	$251,985,058

Net assets
Applicable to accumulation units	$9,962,982	$5,648,561	$43,669,520	$251,985,058
Total net assets	$9,962,982	$5,648,561	$43,669,520	$251,985,058

Investments in shares of mutual funds, at cost	$9,988,334	$5,120,686	$42,712,016	$242,569,239

Shares of mutual funds owned	440,061	153,410	2,024,549	4,061,000

Accumulation units outstanding	323,146	176,027	671,618	1,118,296

Statements of Operations

Year ended December 31, 2025

	MFS® Total	MFS® Utilities	MFS® Value
	Return Series	Series – Service	Series – Service	MidCap Account
	– Service Class	Class	Class	– Class 1
Net investment income (loss)
Investment income:
Dividends	$212,000	$147,059	$593,365	$796,374

Expenses:
Mortality and expense risks	—	—	—	159,848
Net investment income (loss)	212,000	147,059	593,365	636,526

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(187,510)	(54,338)	(516,917)	5,435,195
Capital gains distributions	623,715	73,339	3,278,425	31,934,724
Total realized gains (losses) on investments	436,205	19,001	2,761,508	37,369,919

Change in net unrealized appreciation (depreciation) of investments	209,675	554,672	1,723,267	(33,351,887)

Net gains (losses) on investments	857,880	720,732	5,078,140	4,654,558
Net increase (decrease) in net assets resulting from operations	$857,880	$720,732	$5,078,140	$4,654,558

See accompanying notes.

28

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

				PIMCO VIT
				CommodityReal
	Neuberger Berman	Neuberger Berman	PIMCO VIT All	Return® Strategy
	AMT Mid Cap	AMT Quality	Asset Portfolio	Portfolio
	Growth Portfolio	Equity Portfolio	– Administrative	– Administrative
	– S Class Shares	– I Class Shares	Class	Class
Assets
Investments in shares of mutual funds, at fair value	$517,692	$6,688,645	$2,861,981	$1,418,169
Total assets	517,692	6,688,645	2,861,981	1,418,169
Total liabilities	—	—	—	—
Net assets	$517,692	$6,688,645	$2,861,981	$1,418,169

Net assets
Applicable to accumulation units	$517,692	$6,688,645	$2,861,981	$1,418,169
Total net assets	$517,692	$6,688,645	$2,861,981	$1,418,169

Investments in shares of mutual funds, at cost	$548,859	$5,021,533	$2,871,927	$1,294,212

Shares of mutual funds owned	21,553	156,423	298,745	225,464

Accumulation units outstanding	19,473	279,392	146,200	138,324

Statements of Operations

Year ended December 31, 2025

				PIMCO VIT
				CommodityReal
	Neuberger Berman	Neuberger Berman	PIMCO VIT All	Return® Strategy
	AMT Mid Cap	AMT Quality	Asset Portfolio	Portfolio
	Growth Portfolio	Equity Portfolio	– Administrative	– Administrative
	– S Class Shares	– I Class Shares	Class	Class
Net investment income (loss)
Investment income:
Dividends	$—	$—	$129,396	$36,400

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	—	—	129,396	36,400

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	58,655	1,177,630	(52,883)	(16,673)
Capital gains distributions	104,695	494,521	—	—
Total realized gains (losses) on investments	163,350	1,672,151	(52,883)	(16,673)

Change in net unrealized appreciation (depreciation) of investments	(114,992)	(568,718)	294,623	190,784

Net gains (losses) on investments	48,358	1,103,433	371,136	210,511
Net increase (decrease) in net assets resulting from operations	$48,358	$1,103,433	$371,136	$210,511

See accompanying notes.

29

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

			PIMCO VIT
	PIMCO VIT		Long-Term U.S.
	Emerging Markets	PIMCO VIT High	Government	PIMCO VIT Low
	Bond Portfolio	Yield Portfolio	Portfolio	Duration Portfolio
	– Administrative	– Administrative	– Administrative	– Administrative
	Class	Class	Class	Class
Assets
Investments in shares of mutual funds, at fair value	$1,004,924	$24,829,313	$2,625,167	$10,023,712
Total assets	1,004,924	24,829,313	2,625,167	10,023,712
Total liabilities	—	—	—	—
Net assets	$1,004,924	$24,829,313	$2,625,167	$10,023,712

Net assets
Applicable to accumulation units	$1,004,924	$24,829,313	$2,625,167	$10,023,712
Total net assets	$1,004,924	$24,829,313	$2,625,167	$10,023,712

Investments in shares of mutual funds, at cost	$944,425	$23,830,440	$2,619,808	$10,179,087

Shares of mutual funds owned	87,997	3,350,785	350,958	1,024,920

Accumulation units outstanding	59,120	963,582	239,219	842,914

Statements of Operations

Year ended December 31, 2025

			PIMCO VIT
	PIMCO VIT		Long-Term U.S.
	Emerging Markets	PIMCO VIT High	Government	PIMCO VIT Low
	Bond Portfolio	Yield Portfolio	Portfolio	Duration Portfolio
	– Administrative	– Administrative	– Administrative	– Administrative
	Class	Class	Class	Class
Net investment income (loss)
Investment income:
Dividends	$99,929	$1,511,520	$86,486	$351,117

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	99,929	1,511,520	86,486	351,117

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	54,735	(70,676)	(73,257)	(11,834)
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	54,735	(70,676)	(73,257)	(11,834)

Change in net unrealized appreciation (depreciation) of investments	49,463	627,022	147,508	140,332

Net gains (losses) on investments	204,127	2,067,866	160,737	479,615
Net increase (decrease) in net assets resulting from operations	$204,127	$2,067,866	$160,737	$479,615

See accompanying notes.

30

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

		PIMCO VIT
	PIMCO VIT Real	Short-Term	PIMCO VIT Total
	Return Portfolio	Portfolio	Return Portfolio	Principal Capital
	– Administrative	– Administrative	– Administrative	Appreciation
	Class	Class	Class	Account – Class 1
Assets
Investments in shares of mutual funds, at fair value	$16,460,396	$46,391,276	$46,550,311	$46,371,363
Total assets	16,460,396	46,391,276	46,550,311	46,371,363
Total liabilities	—	—	—	—
Net assets	$16,460,396	$46,391,276	$46,550,311	$46,371,363

Net assets
Applicable to accumulation units	$16,460,396	$46,391,276	$46,550,311	$46,371,363
Total net assets	$16,460,396	$46,391,276	$46,550,311	$46,371,363

Investments in shares of mutual funds, at cost	$16,069,213	$46,189,189	$47,056,842	$36,451,744

Shares of mutual funds owned	1,370,557	4,490,927	4,925,959	1,038,087

Accumulation units outstanding	1,014,614	3,270,555	2,937,009	1,229,747

Statements of Operations

Year ended December 31, 2025

		PIMCO VIT
	PIMCO VIT Real	Short-Term	PIMCO VIT Total
	Return Portfolio	Portfolio	Return Portfolio	Principal Capital
	– Administrative	– Administrative	– Administrative	Appreciation
	Class	Class	Class	Account – Class 1
Net investment income (loss)
Investment income:
Dividends	$518,997	$1,667,349	$1,714,337	$222,453

Expenses:
Mortality and expense risks	—	—	—	652
Net investment income (loss)	518,997	1,667,349	1,714,337	221,801

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(824,264)	62,602	(1,811,765)	2,032,430
Capital gains distributions	—	—	—	3,464,680
Total realized gains (losses) on investments	(824,264)	62,602	(1,811,765)	5,497,110

Change in net unrealized appreciation (depreciation) of investments	1,481,094	(24,800)	3,687,853	76,004

Net gains (losses) on investments	1,175,827	1,705,151	3,590,425	5,794,915
Net increase (decrease) in net assets resulting from operations	$1,175,827	$1,705,151	$3,590,425	$5,794,915

See accompanying notes.

31

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Principal LifeTime	Principal LifeTime	Principal LifeTime	Principal LifeTime
	2020 Account	2030 Account	2040 Account	2050 Account
	– Class 1	– Class 1	– Class 1	– Class 1
Assets
Investments in shares of mutual funds, at fair value	$78,445,619	$196,908,082	$136,554,843	$57,537,537
Total assets	78,445,619	196,908,082	136,554,843	57,537,537
Total liabilities	—	—	—	—
Net assets	$78,445,619	$196,908,082	$136,554,843	$57,537,537

Net assets
Applicable to accumulation units	$78,445,619	$196,908,082	$136,554,843	$57,537,537
Total net assets	$78,445,619	$196,908,082	$136,554,843	$57,537,537

Investments in shares of mutual funds, at cost	$74,685,562	$181,871,290	$119,738,099	$48,487,299

Shares of mutual funds owned	5,867,286	13,636,294	7,028,041	2,982,765

Accumulation units outstanding	2,147,636	4,748,707	2,808,067	1,086,135

Statements of Operations

Year ended December 31, 2025

	Principal LifeTime	Principal LifeTime	Principal LifeTime	Principal LifeTime
	2020 Account	2030 Account	2040 Account	2050 Account
	– Class 1	– Class 1	– Class 1	– Class 1
Net investment income (loss)
Investment income:
Dividends	$2,394,416	$4,385,963	$1,973,413	$733,711

Expenses:
Mortality and expense risks	1,043	513	—	2,364
Net investment income (loss)	2,393,373	4,385,450	1,973,413	731,347

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(3,275,741)	(1,283,729)	887,376	1,869,518
Capital gains distributions	3,264,421	8,898,197	6,454,116	3,448,885
Total realized gains (losses) on investments	(11,320)	7,614,468	7,341,492	5,318,403

Change in net unrealized appreciation (depreciation) of investments	6,349,295	11,763,382	8,542,780	2,746,713

Net gains (losses) on investments	8,731,348	23,763,300	17,857,685	8,796,463
Net increase (decrease) in net assets resulting from operations	$8,731,348	$23,763,300	$17,857,685	$8,796,463

See accompanying notes.

32

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

			Putnam VT	Putnam VT
	Principal LifeTime	Principal LifeTime	International	International
	2060 Account	Strategic Income	Equity Fund	Value Fund
	– Class 1	Account – Class 1	– Class IB	– Class IB
Assets
Investments in shares of mutual funds, at fair value	$20,436,157	$32,773,436	$1,331,945	$4,474,732
Total assets	20,436,157	32,773,436	1,331,945	4,474,732
Total liabilities	—	—	—	—
Net assets	$20,436,157	$32,773,436	$1,331,945	$4,474,732

Net assets
Applicable to accumulation units	$20,436,157	$32,773,436	$1,331,945	$4,474,732
Total net assets	$20,436,157	$32,773,436	$1,331,945	$4,474,732

Investments in shares of mutual funds, at cost	$17,906,272	$30,688,284	$1,052,851	$3,750,881

Shares of mutual funds owned	1,072,764	2,744,844	67,236	282,140

Accumulation units outstanding	655,198	1,272,367	35,128	212,963

Statements of Operations

Year ended December 31, 2025

			Putnam VT	Putnam VT
	Principal LifeTime	Principal LifeTime	International	International
	2060 Account	Strategic Income	Equity Fund	Value Fund
	– Class 1	Account – Class 1	– Class IB	– Class IB
Net investment income (loss)
Investment income:
Dividends	$218,328	$978,612	$151	$22,690

Expenses:
Mortality and expense risks	—	257	—	—
Net investment income (loss)	218,328	978,355	151	22,690

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	914,858	1,003,764	55,831	74,705
Capital gains distributions	965,035	831,136	83,007	15,909
Total realized gains (losses) on investments	1,879,893	1,834,900	138,838	90,614

Change in net unrealized appreciation (depreciation) of investments	900,044	442,314	276,796	677,600

Net gains (losses) on investments	2,998,265	3,255,569	415,785	790,904
Net increase (decrease) in net assets resulting from operations	$2,998,265	$3,255,569	$415,785	$790,904

See accompanying notes.

33

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Putnam VT Large	Putnam VT Large	Putnam VT Small	Putnam VT Small
	Cap Growth Fund	Cap Value Fund	Cap Growth Fund	Cap Value Fund
	– Class IB	– Class IB	– Class IB	– Class IB
Assets
Investments in shares of mutual funds, at fair value	$102,782,081	$11,772,821	$4,183,876	$1,039,342
Total assets	102,782,081	11,772,821	4,183,876	1,039,342
Total liabilities	—	—	—	—
Net assets	$102,782,081	$11,772,821	$4,183,876	$1,039,342

Net assets
Applicable to accumulation units	$102,782,081	$11,772,821	$4,183,876	$1,039,342
Total net assets	$102,782,081	$11,772,821	$4,183,876	$1,039,342

Investments in shares of mutual funds, at cost	$79,589,858	$10,271,542	$4,102,163	$979,537

Shares of mutual funds owned	5,846,535	329,863	194,147	96,146

Accumulation units outstanding	2,141,557	403,131	350,847	94,168

Statements of Operations

Year ended December 31, 2025

	Putnam VT Large	Putnam VT Large	Putnam VT Small	Putnam VT Small
	Cap Growth Fund	Cap Value Fund	Cap Growth Fund	Cap Value Fund
	– Class IB	– Class IB	– Class IB	– Class IB
Net investment income (loss)
Investment income:
Dividends	$—	$141,308	$9,000	$2,809

Expenses:
Mortality and expense risks	807	—	14	—
Net investment income (loss)	(807)	141,308	8,986	2,809

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	2,793,936	272,978	(14,079)	78,899
Capital gains distributions	8,215,279	675,947	156,327	38,435
Total realized gains (losses) on investments	11,009,215	948,925	142,248	117,334

Change in net unrealized appreciation (depreciation) of investments	1,683,160	851,577	162,995	60,636

Net gains (losses) on investments	12,691,568	1,941,810	314,229	180,779
Net increase (decrease) in net assets resulting from operations	$12,691,568	$1,941,810	$314,229	$180,779

See accompanying notes.

34

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Real Estate
	Securities Account	Rydex VI Basic	Rydex VI Utilities	SAM Balanced
	– Class 1	Materials Fund	Fund	Portfolio – Class 1
Assets
Investments in shares of mutual funds, at fair value	$61,065,839	$162,955	$109,981	$109,042,639
Total assets	61,065,839	162,955	109,981	109,042,639
Total liabilities	—	—	—	—
Net assets	$61,065,839	$162,955	$109,981	$109,042,639

Net assets
Applicable to accumulation units	$61,065,839	$162,955	$109,981	$109,042,639
Total net assets	$61,065,839	$162,955	$109,981	$109,042,639

Investments in shares of mutual funds, at cost	$66,513,827	$141,331	$109,661	$102,660,206

Shares of mutual funds owned	3,493,469	1,380	2,545	6,945,391

Accumulation units outstanding	512,828	8,755	5,928	3,204,848

Statements of Operations

Year ended December 31, 2025

	Real Estate
	Securities Account	Rydex VI Basic	Rydex VI Utilities	SAM Balanced
	– Class 1	Materials Fund	Fund	Portfolio – Class 1
Net investment income (loss)
Investment income:
Dividends	$994,196	$2,622	$14	$2,453,897

Expenses:
Mortality and expense risks	565	—	—	2,125
Net investment income (loss)	993,631	2,622	14	2,451,772

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(2,226,802)	51,409	58	872,123
Capital gains distributions	2,239,654	14,587	—	7,604,239
Total realized gains (losses) on investments	12,852	65,996	58	8,476,362

Change in net unrealized appreciation (depreciation) of investments	(93,645)	(13,156)	217	2,745,256

Net gains (losses) on investments	912,838	55,462	289	13,673,390
Net increase (decrease) in net assets resulting from operations	$912,838	$55,462	$289	$13,673,390

See accompanying notes.

35

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	SAM Conservative	SAM Conservative	SAM Flexible	SAM Strategic
	Balanced Portfolio	Growth Portfolio	Income Portfolio	Growth Portfolio
	– Class 1	– Class 1	– Class 1	– Class 1
Assets
Investments in shares of mutual funds, at fair value	$60,896,910	$90,125,968	$25,997,646	$102,724,314
Total assets	60,896,910	90,125,968	25,997,646	102,724,314
Total liabilities	—	—	—	—
Net assets	$60,896,910	$90,125,968	$25,997,646	$102,724,314

Net assets
Applicable to accumulation units	$60,896,910	$90,125,968	$25,997,646	$102,724,314
Total net assets	$60,896,910	$90,125,968	$25,997,646	$102,724,314

Investments in shares of mutual funds, at cost	$56,871,626	$76,158,635	$25,017,006	$82,725,351

Shares of mutual funds owned	4,891,318	3,818,897	2,201,325	3,622,155

Accumulation units outstanding	2,158,303	2,330,614	1,038,482	2,435,138

Statements of Operations

Year ended December 31, 2025

	SAM Conservative	SAM Conservative	SAM Flexible	SAM Strategic
	Balanced Portfolio	Growth Portfolio	Income Portfolio	Growth Portfolio
	– Class 1	– Class 1	– Class 1	– Class 1
Net investment income (loss)
Investment income:
Dividends	$1,620,820	$1,491,536	$902,795	$1,328,401

Expenses:
Mortality and expense risks	—	695	264	779
Net investment income (loss)	1,620,820	1,490,841	902,531	1,327,622

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(827,419)	2,167,216	(604,002)	4,545,807
Capital gains distributions	1,298,720	6,053,755	—	7,141,872
Total realized gains (losses) on investments	471,301	8,220,971	(604,002)	11,687,679

Change in net unrealized appreciation (depreciation) of investments	4,204,250	2,819,556	2,083,703	2,107,987

Net gains (losses) on investments	6,296,371	12,531,368	2,382,232	15,123,288
Net increase (decrease) in net assets resulting from operations	$6,296,371	$12,531,368	$2,382,232	$15,123,288

See accompanying notes.

36

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Short-Term		T. Rowe Price	T. Rowe Price
	Income Account	SmallCap Account	Equity Income	Health Sciences
	– Class 1	– Class 1	Portfolio – II	Portfolio – II
Assets
Investments in shares of mutual funds, at fair value	$78,876,114	$90,817,858	$2,646,661	$3,721,749
Total assets	78,876,114	90,817,858	2,646,661	3,721,749
Total liabilities	—	—	—	—
Net assets	$78,876,114	$90,817,858	$2,646,661	$3,721,749

Net assets
Applicable to accumulation units	$78,876,114	$90,817,858	$2,646,661	$3,721,749
Total net assets	$78,876,114	$90,817,858	$2,646,661	$3,721,749

Investments in shares of mutual funds, at cost	$78,439,256	$79,531,325	$2,619,242	$3,605,798

Shares of mutual funds owned	30,810,982	5,301,685	92,347	68,883

Accumulation units outstanding	4,866,779	1,425,792	59,598	163,074

Statements of Operations

Year ended December 31, 2025

	Short-Term		T. Rowe Price	T. Rowe Price
	Income Account	SmallCap Account	Equity Income	Health Sciences
	– Class 1	– Class 1	Portfolio – II	Portfolio – II
Net investment income (loss)
Investment income:
Dividends	$3,161,886	$279,133	$35,673	$—

Expenses:
Mortality and expense risks	138	927	—	—
Net investment income (loss)	3,161,748	278,206	35,673	—

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	1,104,632	(709,411)	51,873	(273,017)
Capital gains distributions	—	4,345,184	254,227	135,645
Total realized gains (losses) on investments	1,104,632	3,635,773	306,100	(137,372)

Change in net unrealized appreciation (depreciation) of investments	(504,714)	8,138,983	(27,848)	733,861

Net gains (losses) on investments	3,761,666	12,052,962	313,925	596,489
Net increase (decrease) in net assets resulting from operations	$3,761,666	$12,052,962	$313,925	$596,489

See accompanying notes.

37

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	TOPS® Managed		TOPS® Managed	VanEck VIP Trust
	Risk Balanced	TOPS® Managed	Risk Moderate	Global Resources
	ETF Portfolio	Risk Growth ETF	Growth ETF	Fund – Class S
	– Class 2	Portfolio – Class 2	Portfolio – Class 2	Shares
Assets
Investments in shares of mutual funds, at fair value	$1,001,431	$1,541,783	$2,122,900	$1,791,289
Total assets	1,001,431	1,541,783	2,122,900	1,791,289
Total liabilities	—	—	—	—
Net assets	$1,001,431	$1,541,783	$2,122,900	$1,791,289

Net assets
Applicable to accumulation units	$1,001,431	$1,541,783	$2,122,900	$1,791,289
Total net assets	$1,001,431	$1,541,783	$2,122,900	$1,791,289

Investments in shares of mutual funds, at cost	$996,636	$1,631,634	$2,092,851	$1,535,655

Shares of mutual funds owned	65,453	109,269	145,205	56,030

Accumulation units outstanding	54,301	73,410	103,838	164,071

Statements of Operations

Year ended December 31, 2025

	TOPS® Managed		TOPS® Managed	VanEck VIP Trust
	Risk Balanced	TOPS® Managed	Risk Moderate	Global Resources
	ETF Portfolio	Risk Growth ETF	Growth ETF	Fund – Class S
	– Class 2	Portfolio – Class 2	Portfolio – Class 2	Shares
Net investment income (loss)
Investment income:
Dividends	$27,252	$32,214	$50,412	$37,547

Expenses:
Mortality and expense risks	—	—	—	10
Net investment income (loss)	27,252	32,214	50,412	37,537

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(144,712)	(48,847)	(173,592)	12,782
Capital gains distributions	—	—	—	—
Total realized gains (losses) on investments	(144,712)	(48,847)	(173,592)	12,782

Change in net unrealized appreciation (depreciation) of investments	206,304	178,793	318,601	455,571

Net gains (losses) on investments	88,844	162,160	195,421	505,890
Net increase (decrease) in net assets resulting from operations	$88,844	$162,160	$195,421	$505,890

See accompanying notes.

38

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	VanEck VIP Trust
	Global Resources		Vanguard VIF	Vanguard VIF
	Fund – Initial	Vanguard VIF	Equity Income	Equity Index
	Class Shares	Balanced Portfolio	Portfolio	Portfolio
Assets
Investments in shares of mutual funds, at fair value	$9,166,236	$39,113,630	$10,607,263	$308,664,355
Total assets	9,166,236	39,113,630	10,607,263	308,664,355
Total liabilities	—	—	—	—
Net assets	$9,166,236	$39,113,630	$10,607,263	$308,664,355

Net assets
Applicable to accumulation units	$9,166,236	$39,113,630	$10,607,263	$308,664,355
Total net assets	$9,166,236	$39,113,630	$10,607,263	$308,664,355

Investments in shares of mutual funds, at cost	$7,521,512	$34,934,047	$9,833,546	$221,489,968

Shares of mutual funds owned	273,537	1,539,300	404,549	3,766,037

Accumulation units outstanding	697,130	569,674	686,572	3,268,306

Statements of Operations

Year ended December 31, 2025

	VanEck VIP Trust
	Global Resources		Vanguard VIF	Vanguard VIF
	Fund – Initial	Vanguard VIF	Equity Income	Equity Index
	Class Shares	Balanced Portfolio	Portfolio	Portfolio
Net investment income (loss)
Investment income:
Dividends	$196,439	$802,535	$200,847	$3,029,028

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	196,439	802,535	200,847	3,029,028

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(75,561)	(930,333)	32,660	12,939,698
Capital gains distributions	—	3,437,493	610,533	5,836,398
Total realized gains (losses) on investments	(75,561)	2,507,160	643,193	18,776,096

Change in net unrealized appreciation (depreciation) of investments	2,334,466	2,519,845	543,922	25,250,286

Net gains (losses) on investments	2,455,344	5,829,540	1,387,962	47,055,410
Net increase (decrease) in net assets resulting from operations	$2,455,344	$5,829,540	$1,387,962	$47,055,410

See accompanying notes.

39

Principal Life Insurance Co

Variable Life Separate Account

Statements of Assets and Liabilities

December 31, 2025

	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF
	Global Bond Index	International	Mid-Cap Index	Real Estate Index
	Portfolio	Portfolio	Portfolio	Portfolio
Assets
Investments in shares of mutual funds, at fair value	$5,691,790	$1,789,617	$147,788,065	$200,712
Total assets	5,691,790	1,789,617	147,788,065	200,712
Total liabilities	—	—	—	—
Net assets	$5,691,790	$1,789,617	$147,788,065	$200,712

Net assets
Applicable to accumulation units	$5,691,790	$1,789,617	$147,788,065	$200,712
Total net assets	$5,691,790	$1,789,617	$147,788,065	$200,712

Investments in shares of mutual funds, at cost	$5,679,750	$1,615,678	$130,668,224	$202,016

Shares of mutual funds owned	302,272	62,596	5,285,696	17,348

Accumulation units outstanding	566,281	171,359	1,721,149	18,525

Statements of Operations

Year ended December 31, 2025

	Vanguard VIF	Vanguard VIF	Vanguard VIF	Vanguard VIF
	Global Bond Index	International	Mid-Cap Index	Real Estate Index
	Portfolio	Portfolio	Portfolio	Portfolio
Net investment income (loss)
Investment income:
Dividends	$142,882	$7,024	$1,786,871	$8,147

Expenses:
Mortality and expense risks	—	—	—	—
Net investment income (loss)	142,882	7,024	1,786,871	8,147

Realized gains (losses) on investments
Realized gains (losses) on sale of fund shares	(24,222)	5,593	2,435,040	(13,737)
Capital gains distributions	8,710	47,339	7,118,674	5,217
Total realized gains (losses) on investments	(15,512)	52,932	9,553,714	(8,520)

Change in net unrealized appreciation (depreciation) of investments	172,408	92,269	4,423,491	12,255

Net gains (losses) on investments	299,778	152,225	15,764,076	11,882
Net increase (decrease) in net assets resulting from operations	$299,778	$152,225	$15,764,076	$11,882

See accompanying notes.

40

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	AllianceBernstein VPS Discovery Value Portfolio – Class A	AllianceBernstein VPS International Value Portfolio – Class A	AllianceBernstein VPS Small Cap Growth Portfolio – Class A	AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A
Net assets as of January 1, 2024	$6,602,920	$1,932,664	$2,173,415	$1,255,244

Increase (decrease) in net assets
Operations:
Net investment income (loss)	61,434	51,472	5,405	—
Total realized gains (losses) on investments	2,980	126,244	(53,931)	81,338
Change in net unrealized appreciation (depreciation) of investments	584,976	(39,192)	432,551	(11,408)
Net gains (losses) on investments	649,390	138,524	384,025	69,930
Net increase (decrease) in net assets resulting from operations	649,390	138,524	384,025	69,930
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,888,643	652,754	267,558	673,896
Contract terminations and surrenders	(142,452)	(310,268)	(213,715)	(281,722)
Death benefit payments	(68)	(2,098)	(2,990)	(3,029)
Policy loan transfers	(44,767)	50,535	(190,011)	(83,855)
Transfers to other contracts	(1,654,413)	(1,026,144)	(162,402)	(530,624)
Cost of insurance and administration charges	(125,729)	(24,567)	(35,359)	(24,009)
Mortality and expenses charges	(18,232)	(3,793)	(3,218)	(2,864)
Surrender charges (refunds)	4,247	4,496	5,297	8,154
Increase (decrease) in net assets from policy related transactions	(92,771)	(659,085)	(334,840)	(244,053)
Total increase (decrease)	556,619	(520,561)	49,185	(174,123)
Net assets as of December 31, 2024	7,159,539	1,412,103	2,222,600	1,081,121

Increase (decrease) in net assets
Operations:
Net investment income (loss)	56,213	48,183	—	—
Total realized gains (losses) on investments	601,765	71,276	(68,634)	174,035
Change in net unrealized appreciation (depreciation) of investments	(488,207)	496,620	359,732	(103,512)
Net gains (losses) on investments	169,771	616,079	291,098	70,523
Net increase (decrease) in net assets resulting from operations	169,771	616,079	291,098	70,523
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	890,251	478,121	959,459	236,727
Contract terminations and surrenders	(422,105)	(158,339)	(34,608)	(74,842)
Death benefit payments	(78,831)	—	—	(1,733)
Policy loan transfers	(46,431)	9,774	(8,143)	15,222
Transfers to other contracts	(878,282)	(129,814)	(275,023)	(190,581)
Cost of insurance and administration charges	(121,332)	(15,211)	(36,444)	(25,495)
Mortality and expenses charges	(16,598)	(3,461)	(4,209)	(2,657)
Surrender charges (refunds)	3,116	1,808	410	972
Increase (decrease) in net assets from policy related transactions	(670,212)	182,878	601,442	(42,387)
Total increase (decrease)	(500,441)	798,957	892,540	28,136
Net assets as of December 31, 2025	$6,659,098	$2,211,060	$3,115,140	$1,109,257

See accompanying notes.

41

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Allspring VT Discovery All Cap Growth Fund – Class 2	Allspring VT Index Asset Allocation Fund – Class 2	American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares	American Funds Insurance Series – Global Balanced Fund – Class 2 Shares
Net assets as of January 1, 2024	$4,424,486	$2,472,022	$2,106,665	$2,432,724

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	35,891	57,847	52,341
Total realized gains (losses) on investments	(304,609)	170,076	(173,641)	(8,676)
Change in net unrealized appreciation (depreciation) of investments	1,264,159	165,612	32,176	126,038
Net gains (losses) on investments	959,550	371,579	(83,618)	169,703
Net increase (decrease) in net assets resulting from operations	959,550	371,579	(83,618)	169,703
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	288,741	232,412	2,224,828	974,161
Contract terminations and surrenders	(105,849)	(74,304)	(49,472)	(40,564)
Death benefit payments	(13,961)	—	(2,614)	(34,749)
Policy loan transfers	(31,197)	(31,534)	11,691	(3,202)
Transfers to other contracts	(2,021,099)	(41,680)	(1,027,784)	(445,525)
Cost of insurance and administration charges	(45,165)	(52,085)	(23,934)	(42,839)
Mortality and expenses charges	(9,599)	(5,806)	(6,110)	(6,848)
Surrender charges (refunds)	(38)	(15)	816	1,421
Increase (decrease) in net assets from policy related transactions	(1,938,167)	26,988	1,127,421	401,855
Total increase (decrease)	(978,617)	398,567	1,043,803	571,558
Net assets as of December 31, 2024	3,445,869	2,870,589	3,150,468	3,004,282

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	37,951	96,383	26,026
Total realized gains (losses) on investments	1,245,643	239,446	(20,388)	131,976
Change in net unrealized appreciation (depreciation) of investments	(712,873)	53,039	197,148	205,515
Net gains (losses) on investments	532,770	330,436	273,143	363,517
Net increase (decrease) in net assets resulting from operations	532,770	330,436	273,143	363,517
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	219,026	454,198	1,876,047	344,433
Contract terminations and surrenders	(36,970)	(35,889)	(260,428)	—
Death benefit payments	—	—	(8,076)	—
Policy loan transfers	(14,861)	(1,194)	(42,117)	1,337
Transfers to other contracts	(211,133)	(390,666)	(915,094)	(1,642,436)
Cost of insurance and administration charges	(40,141)	(52,429)	(23,483)	(32,023)
Mortality and expenses charges	(7,636)	(6,532)	(7,326)	(4,870)
Surrender charges (refunds)	(3)	(1)	3,240	—
Increase (decrease) in net assets from policy related transactions	(91,718)	(32,513)	622,763	(1,333,559)
Total increase (decrease)	441,052	297,923	895,906	(970,042)
Net assets as of December 31, 2025	$3,886,921	$3,168,512	$4,046,374	$2,034,240

See accompanying notes.

42

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	American Funds Insurance Series – Growth Fund – Class 2 Shares	American Funds Insurance Series – International Fund – Class 2 Shares	American Funds Insurance Series – New World Fund – Class 2 Shares
Net assets as of January 1, 2024	$192,231	$37,795,222	$17,440,445	$28,280,345

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,011	154,822	193,013	353,472
Total realized gains (losses) on investments	(3,153)	888,267	(910,928)	(1,576,062)
Change in net unrealized appreciation (depreciation) of investments	5,533	11,151,709	1,310,857	3,024,060
Net gains (losses) on investments	4,391	12,194,798	592,942	1,801,470
Net increase (decrease) in net assets resulting from operations	4,391	12,194,798	592,942	1,801,470
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	18,701	21,099,255	3,422,545	14,354,400
Contract terminations and surrenders	(1,417)	(4,669,127)	(1,518,344)	(3,175,210)
Death benefit payments	—	(72,763)	(33,390)	(26,297)
Policy loan transfers	(4,186)	127,606	(442,555)	(342,496)
Transfers to other contracts	(33,612)	(12,835,727)	(3,815,713)	(16,083,392)
Cost of insurance and administration charges	(2,472)	(572,524)	(260,302)	(322,666)
Mortality and expenses charges	(524)	(111,880)	(40,795)	(64,373)
Surrender charges (refunds)	50	153,966	49,561	109,581
Increase (decrease) in net assets from policy related transactions	(23,460)	3,118,806	(2,638,993)	(5,550,453)
Total increase (decrease)	(19,069)	15,313,604	(2,046,051)	(3,748,983)
Net assets as of December 31, 2024	173,162	53,108,826	15,394,394	24,531,362

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,151	88,659	219,797	299,416
Total realized gains (losses) on investments	7,675	9,398,564	(134,071)	2,119,200
Change in net unrealized appreciation (depreciation) of investments	23,755	1,397,949	3,693,720	4,329,574
Net gains (losses) on investments	32,581	10,885,172	3,779,446	6,748,190
Net increase (decrease) in net assets resulting from operations	32,581	10,885,172	3,779,446	6,748,190
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	177,547	42,349,434	3,591,653	16,251,359
Contract terminations and surrenders	(5,860)	(3,061,734)	(467,411)	(1,526,634)
Death benefit payments	(4,424)	(240,740)	(27,489)	(29,089)
Policy loan transfers	4,247	(88,090)	(8,394)	(98,724)
Transfers to other contracts	(29,183)	(35,499,608)	(3,833,902)	(16,472,828)
Cost of insurance and administration charges	(2,989)	(683,659)	(216,241)	(299,665)
Mortality and expenses charges	(551)	(141,474)	(36,121)	(62,268)
Surrender charges (refunds)	76	28,306	2,651	19,217
Increase (decrease) in net assets from policy related transactions	138,863	2,662,435	(995,254)	(2,218,632)
Total increase (decrease)	171,444	13,547,607	2,784,192	4,529,558
Net assets as of December 31, 2025	$344,606	$66,656,433	$18,178,586	$29,060,920

See accompanying notes.

43

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	American Funds
	Insurance Series			BNY Mellon
	– Washington	BNY Mellon IP	BNY Mellon IP	Sustainable U.S.
	Mutual Investors	MidCap Stock	Technology	Equity Portfolio,
	Fund – Class 2	Portfolio – Service	Growth Portfolio	Inc. – Service
	Shares	Shares	– Service Shares	Shares
Net assets as of January 1, 2024	$23,571,014	$183,358	$6,444,650	$866,288

Increase (decrease) in net assets
Operations:
Net investment income (loss)	386,713	1,203	—	3,787
Total realized gains (losses) on investments	(28,520)	310,716	(39,561)	43,765
Change in net unrealized appreciation (depreciation) of investments	3,861,389	109,430	1,615,677	178,195
Net gains (losses) on investments	4,219,582	421,349	1,576,116	225,747
Net increase (decrease) in net assets resulting from operations	4,219,582	421,349	1,576,116	225,747
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	9,430,477	17,992,930	6,416,700	156,819
Contract terminations and surrenders	(1,094,346)	(556,273)	(1,320,815)	(89)
Death benefit payments	(50,424)	—	(22,246)	(3,569)
Policy loan transfers	77,103	(4,699)	(133,491)	(32,041)
Transfers to other contracts	(10,068,981)	(16,025,149)	(5,332,041)	(93,317)
Cost of insurance and administration charges	(414,510)	(11,209)	(105,083)	(13,089)
Mortality and expenses charges	(62,068)	(3,879)	(22,091)	(2,285)
Surrender charges (refunds)	33,513	17,121	41,733	3
Increase (decrease) in net assets from policy related transactions	(2,149,236)	1,408,842	(477,334)	12,432
Total increase (decrease)	2,070,346	1,830,191	1,098,782	238,179
Net assets as of December 31, 2024	25,641,360	2,013,549	7,543,432	1,104,467

Increase (decrease) in net assets
Operations:
Net investment income (loss)	456,153	11,167	—	649
Total realized gains (losses) on investments	3,202,782	269,761	3,519,652	77,882
Change in net unrealized appreciation (depreciation) of investments	1,151,090	(109,268)	(1,558,153)	48,137
Net gains (losses) on investments	4,810,025	171,660	1,961,499	126,668
Net increase (decrease) in net assets resulting from operations	4,810,025	171,660	1,961,499	126,668
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	12,597,754	9,102,002	2,078,954	171,516
Contract terminations and surrenders	(794,087)	(678,512)	(313,666)	(169,761)
Death benefit payments	(243,685)	(16,629)	(198,824)	—
Policy loan transfers	(312,949)	(18,261)	(315,728)	(15,747)
Transfers to other contracts	(6,565,890)	(9,025,979)	(1,911,672)	(134,133)
Cost of insurance and administration charges	(447,342)	(17,708)	(112,235)	(8,968)
Mortality and expenses charges	(71,618)	(4,005)	(23,574)	(2,234)
Surrender charges (refunds)	11,541	8,561	3,601	170
Increase (decrease) in net assets from policy related transactions	4,173,724	(650,531)	(793,144)	(159,157)
Total increase (decrease)	8,983,749	(478,871)	1,168,355	(32,489)
Net assets as of December 31, 2025	$34,625,109	$1,534,678	$8,711,787	$1,071,978

See accompanying notes.

44

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

		BNY Mellon VIF
	BNY Mellon VIF	Opportunistic		ClearBridge
	Appreciation	Small Cap	Bond Market	Variable Mid Cap
	Portfolio – Service	Portfolio	Index Account	Portfolio – Class I
	Shares	– Service Shares	– Class 1	Shares
Net assets as of January 1, 2024	$3,907,997	$5,003,540	$30,638,680	$690,130

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,552	23,654	909,314	4,350
Total realized gains (losses) on investments	114,075	(103,285)	(1,753,770)	14,868
Change in net unrealized appreciation (depreciation) of investments	354,980	285,361	1,062,671	53,246
Net gains (losses) on investments	476,607	205,730	218,215	72,464
Net increase (decrease) in net assets resulting from operations	476,607	205,730	218,215	72,464
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	694,006	513,878	81,411,686	151,406
Contract terminations and surrenders	(487,225)	(188,494)	(2,262,478)	(22,489)
Death benefit payments	(4,114)	(30,055)	(1,509)	(1,458)
Policy loan transfers	(29,575)	(65,993)	(368,768)	(14,391)
Transfers to other contracts	(430,587)	(549,605)	(77,240,677)	(132,490)
Cost of insurance and administration charges	(79,871)	(116,095)	(406,669)	(12,155)
Mortality and expenses charges	(10,900)	(7,013)	(70,749)	(1,880)
Surrender charges (refunds)	13,073	(111)	78,649	130
Increase (decrease) in net assets from policy related transactions	(335,193)	(443,488)	1,139,485	(33,327)
Total increase (decrease)	141,414	(237,758)	1,357,700	39,137
Net assets as of December 31, 2024	4,049,411	4,765,782	31,996,380	729,267

Increase (decrease) in net assets
Operations:
Net investment income (loss)	6,150	21,710	1,435,219	2,423
Total realized gains (losses) on investments	520,452	(51,325)	(331,789)	50,829
Change in net unrealized appreciation (depreciation) of investments	(173,901)	525,223	1,218,347	(18,763)
Net gains (losses) on investments	352,701	495,608	2,321,777	34,489
Net increase (decrease) in net assets resulting from operations	352,701	495,608	2,321,777	34,489
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	586,343	364,039	134,216,823	174,197
Contract terminations and surrenders	(369,551)	(192,587)	(1,668,053)	(16,910)
Death benefit payments	—	—	(351,639)	—
Policy loan transfers	(144,470)	(118,106)	8,464	(18,512)
Transfers to other contracts	(906,659)	(232,632)	(128,242,231)	(36,493)
Cost of insurance and administration charges	(82,544)	(70,713)	(434,040)	(13,045)
Mortality and expenses charges	(9,379)	(7,055)	(81,697)	(2,102)
Surrender charges (refunds)	4,158	(27)	21,416	(47)
Increase (decrease) in net assets from policy related transactions	(922,102)	(257,081)	3,469,043	87,088
Total increase (decrease)	(569,401)	238,527	5,790,820	121,577
Net assets as of December 31, 2025	$3,480,010	$5,004,309	$37,787,200	$850,844

See accompanying notes.

45

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	ClearBridge
	Variable Small			CVT EAFE
	Cap Growth	Columbia VP -		International
	Portfolio	Acorn	Core Plus Bond	Index Portfolio
	– Class I Shares	International Fund	Account – Class 1	– Class F
Net assets as of January 1, 2024	$22,242,073	$2,388,130	$105,465,785	$11,072,567

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	30,858	3,612,040	310,564
Total realized gains (losses) on investments	(2,670,335)	(128,661)	(3,450,049)	304,025
Change in net unrealized appreciation (depreciation) of investments	3,537,905	(86,527)	994,596	(271,197)
Net gains (losses) on investments	867,570	(184,330)	1,156,587	343,392
Net increase (decrease) in net assets resulting from operations	867,570	(184,330)	1,156,587	343,392
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	14,333,962	1,219,958	36,493,034	5,335,501
Contract terminations and surrenders	(1,493,280)	(148,927)	(3,797,407)	(379,793)
Death benefit payments	(107,534)	(2,847)	(457,871)	(72,801)
Policy loan transfers	(195,830)	(15,288)	(512,315)	(40,439)
Transfers to other contracts	(16,450,290)	(1,176,601)	(24,850,271)	(2,301,089)
Cost of insurance and administration charges	(253,901)	(30,732)	(2,141,513)	(157,305)
Mortality and expenses charges	(50,870)	(6,043)	(279,188)	(29,831)
Surrender charges (refunds)	46,972	4,720	40,851	12,905
Increase (decrease) in net assets from policy related transactions	(4,170,771)	(155,760)	4,495,320	2,367,148
Total increase (decrease)	(3,303,201)	(340,090)	5,651,907	2,710,540
Net assets as of December 31, 2024	18,938,872	2,048,040	111,117,692	13,783,107

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	27,577	4,864,408	408,746
Total realized gains (losses) on investments	323,840	(61,654)	(3,386,522)	334,972
Change in net unrealized appreciation (depreciation) of investments	1,051,799	287,621	7,019,972	3,426,530
Net gains (losses) on investments	1,375,639	253,544	8,497,858	4,170,248
Net increase (decrease) in net assets resulting from operations	1,375,639	253,544	8,497,858	4,170,248
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	8,514,462	1,504,644	68,925,168	4,558,229
Contract terminations and surrenders	(1,082,857)	(18,746)	(3,623,951)	(257,092)
Death benefit payments	(186,825)	(2,237)	(665,745)	(44,621)
Policy loan transfers	29,800	1,295	(219,834)	42,552
Transfers to other contracts	(9,870,584)	(1,519,944)	(26,896,269)	(3,964,179)
Cost of insurance and administration charges	(220,458)	(24,850)	(2,012,994)	(195,086)
Mortality and expenses charges	(42,920)	(5,328)	(305,714)	(38,586)
Surrender charges (refunds)	10,821	177	18,533	2,723
Increase (decrease) in net assets from policy related transactions	(2,848,561)	(64,989)	35,219,194	103,940
Total increase (decrease)	(1,472,922)	188,555	43,717,052	4,274,188
Net assets as of December 31, 2025	$17,465,950	$2,236,595	$154,834,744	$18,057,295

See accompanying notes.

46

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	CVT Investment Grade Bond Index Portfolio – Class I	CVT Russell 2000 Small Cap Index Portfolio – Class F	CVT S&P 500 Index Portfolio	CVT S&P MidCap 400 Index Portfolio – Class F
Net assets as of January 1, 2024	$4,150,417	$44,189,642	$3,708,266	$2,526,918

Increase (decrease) in net assets
Operations:
Net investment income (loss)	124,274	528,998	57,198	33,097
Total realized gains (losses) on investments	(145,615)	(576,561)	432,476	158,233
Change in net unrealized appreciation (depreciation) of investments	60,068	4,143,043	505,539	137,901
Net gains (losses) on investments	38,727	4,095,480	995,213	329,231
Net increase (decrease) in net assets resulting from operations	38,727	4,095,480	995,213	329,231
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,876,084	138,704,936	936,010	269,583
Contract terminations and surrenders	(245,162)	(2,440,873)	(356,298)	(53,691)
Death benefit payments	—	(63,631)	—	—
Policy loan transfers	10,869	(998,656)	(239,021)	(98,816)
Transfers to other contracts	(1,065,750)	(135,511,210)	(224,850)	(55,412)
Cost of insurance and administration charges	(63,468)	(548,946)	(59,246)	(50,188)
Mortality and expenses charges	(10,483)	(100,980)	(3,668)	(1,663)
Surrender charges (refunds)	7,575	75,754	(247)	(466)
Increase (decrease) in net assets from policy related transactions	509,665	(883,606)	52,680	9,347
Total increase (decrease)	548,392	3,211,874	1,047,893	338,578
Net assets as of December 31, 2024	4,698,809	47,401,516	4,756,159	2,865,496

Increase (decrease) in net assets
Operations:
Net investment income (loss)	160,476	662,885	64,245	33,751
Total realized gains (losses) on investments	2,956	2,481,315	588,745	227,435
Change in net unrealized appreciation (depreciation) of investments	165,267	1,527,845	223,016	(58,913)
Net gains (losses) on investments	328,699	4,672,045	876,006	202,273
Net increase (decrease) in net assets resulting from operations	328,699	4,672,045	876,006	202,273
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,371,575	150,861,145	1,058,368	410,299
Contract terminations and surrenders	(362,549)	(1,600,728)	(2,869)	(63,718)
Death benefit payments	(35,985)	(88,837)	—	—
Policy loan transfers	(8,520)	242,498	2,873	(16,393)
Transfers to other contracts	(1,960,485)	(155,567,369)	(157,115)	(198,069)
Cost of insurance and administration charges	(60,002)	(534,756)	(50,590)	(44,111)
Mortality and expenses charges	(11,110)	(99,094)	(4,855)	(901)
Surrender charges (refunds)	4,125	14,519	(1)	(55)
Increase (decrease) in net assets from policy related transactions	(62,951)	(6,772,622)	845,811	87,052
Total increase (decrease)	265,748	(2,100,577)	1,721,817	289,325
Net assets as of December 31, 2025	$4,964,557	$45,300,939	$6,477,976	$3,154,821

See accompanying notes.

47

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Diversified Balanced Account	Diversified International	DWS Alternative Asset Allocation	DWS Small Mid Cap Value VIP
	– Class 1	Account – Class 1	VIP – Class B	– Class B
Net assets as of January 1, 2024	$16,423,689	$166,354,243	$455,521	$2,088,972

Increase (decrease) in net assets
Operations:
Net investment income (loss)	357,002	5,290,349	15,358	17,655
Total realized gains (losses) on investments	468,283	3,349,683	(10,095)	236,951
Change in net unrealized appreciation (depreciation) of investments	765,868	(437,647)	19,671	(125,218)
Net gains (losses) on investments	1,591,153	8,202,385	24,934	129,388
Net increase (decrease) in net assets resulting from operations	1,591,153	8,202,385	24,934	129,388
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,689,795	31,773,099	135,903	2,553,208
Contract terminations and surrenders	(605,676)	(6,889,338)	(27,508)	(60,568)
Death benefit payments	(172,930)	(1,097,415)	(221)	(4,671)
Policy loan transfers	(70,316)	(4,775,519)	—	(30,895)
Transfers to other contracts	(315,038)	(29,158,772)	(121,455)	(3,080,495)
Cost of insurance and administration charges	(684,100)	(3,227,854)	(4,579)	(37,477)
Mortality and expenses charges	(44,947)	(412,651)	(1,195)	(4,886)
Surrender charges (refunds)	(202)	67,099	964	1,857
Increase (decrease) in net assets from policy related transactions	(203,414)	(13,721,351)	(18,091)	(663,927)
Total increase (decrease)	1,387,739	(5,518,966)	6,843	(534,539)
Net assets as of December 31, 2024	17,811,428	160,835,277	462,364	1,554,433

Increase (decrease) in net assets
Operations:
Net investment income (loss)	565,153	4,114,436	17,772	9,486
Total realized gains (losses) on investments	2,045,604	24,237,900	(5,475)	199,325
Change in net unrealized appreciation (depreciation) of investments	(468,675)	21,563,359	34,180	73,622
Net gains (losses) on investments	2,142,082	49,915,695	46,477	282,433
Net increase (decrease) in net assets resulting from operations	2,142,082	49,915,695	46,477	282,433
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	990,804	33,508,229	53,398	6,287,775
Contract terminations and surrenders	(829,888)	(6,077,546)	(16,075)	(36,972)
Death benefit payments	(69,703)	(1,282,428)	(4,371)	(1,041)
Policy loan transfers	(46,632)	(535,298)	—	(11,487)
Transfers to other contracts	(446,375)	(76,113,454)	(43,011)	(6,198,411)
Cost of insurance and administration charges	(670,053)	(2,847,695)	(4,605)	(38,195)
Mortality and expenses charges	(48,090)	(412,856)	(1,173)	(3,203)
Surrender charges (refunds)	(177)	10,912	209	401
Increase (decrease) in net assets from policy related transactions	(1,120,114)	(53,750,136)	(15,628)	(1,133)
Total increase (decrease)	1,021,968	(3,834,441)	30,849	281,300
Net assets as of December 31, 2025	$18,833,396	$157,000,836	$493,213	$1,835,733

See accompanying notes.

48

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Equity Income Account – Class 1	Fidelity VIP Asset Manager 50% Portfolio – Service Class 2	Fidelity VIP Consumer Staples Portfolio – Service Class 2	Fidelity VIP Contrafund® Portfolio – Initial Class
Net assets as of January 1, 2024	$141,586,155	$1,351,895	$—	$87,775,466

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3,101,616	34,718	—	191,995
Total realized gains (losses) on investments	5,977,223	37,755	—	16,513,233
Change in net unrealized appreciation (depreciation) of investments	12,558,637	40,629	—	12,356,608
Net gains (losses) on investments	21,637,476	113,102	—	29,061,836
Net increase (decrease) in net assets resulting from operations	21,637,476	113,102	—	29,061,836
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	47,955,039	262,081	—	4,147,809
Contract terminations and surrenders	(9,095,079)	(16,969)	—	(3,920,443)
Death benefit payments	(901,184)	—	—	(824,251)
Policy loan transfers	(1,092,201)	(23,130)	—	(62,236)
Transfers to other contracts	(49,741,919)	(175,825)	—	(3,004,705)
Cost of insurance and administration charges	(2,999,278)	(24,878)	—	(1,707,846)
Mortality and expenses charges	(335,819)	(3,649)	—	(226,346)
Surrender charges (refunds)	116,505	—	—	(1,212)
Increase (decrease) in net assets from policy related transactions	(16,093,936)	17,630	—	(5,599,230)
Total increase (decrease)	5,543,540	130,732	—	23,462,606
Net assets as of December 31, 2024	147,129,695	1,482,627	—	111,238,072

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,636,029	35,256	128	158,415
Total realized gains (losses) on investments	15,781,020	58,866	2	23,368,540
Change in net unrealized appreciation (depreciation) of investments	3,363,345	105,062	(297)	(901,976)
Net gains (losses) on investments	21,780,394	199,184	(167)	22,624,979
Net increase (decrease) in net assets resulting from operations	21,780,394	199,184	(167)	22,624,979
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	48,288,665	171,835	7,428	4,393,379
Contract terminations and surrenders	(6,866,302)	(52,514)	—	(5,988,652)
Death benefit payments	(869,764)	—	—	(1,075,608)
Policy loan transfers	(189,164)	16,106	—	(815,817)
Transfers to other contracts	(49,373,625)	(261,136)	—	(4,026,281)
Cost of insurance and administration charges	(2,696,567)	(25,038)	—	(1,706,165)
Mortality and expenses charges	(332,486)	(3,643)	—	(244,752)
Surrender charges (refunds)	32,821	(1)	—	(1,580)
Increase (decrease) in net assets from policy related transactions	(12,006,422)	(154,391)	7,428	(9,465,476)
Total increase (decrease)	9,773,972	44,793	7,261	13,159,503
Net assets as of December 31, 2025	$156,903,667	$1,527,420	$7,261	$124,397,575

See accompanying notes.

49

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Fidelity VIP Contrafund® Portfolio – Service Class 2	Fidelity VIP Energy Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Initial Class	Fidelity VIP Equity-Income Portfolio – Service Class 2
Net assets as of January 1, 2024	$104,386,798	$ — $	23,737,622	$26,672,630

Increase (decrease) in net assets
Operations:
Net investment income (loss)	39,828	—	455,375	475,196
Total realized gains (losses) on investments	28,350,238	—	1,767,135	2,033,770
Change in net unrealized appreciation (depreciation) of investments	5,903,306	—	1,345,570	1,414,704
Net gains (losses) on investments	34,293,372	—	3,568,080	3,923,670
Net increase (decrease) in net assets resulting from operations	34,293,372	—	3,568,080	3,923,670
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	23,944,620	—	1,023,485	4,340,808
Contract terminations and surrenders	(6,607,954)	—	(837,148)	(1,541,788)
Death benefit payments	(215,784)	—	(83,522)	(61,454)
Policy loan transfers	(2,320,096)	—	38,184	(282,320)
Transfers to other contracts	(24,964,629)	—	(860,355)	(2,455,622)
Cost of insurance and administration charges	(1,901,843)	—	(567,372)	(593,472)
Mortality and expenses charges	(224,773)	—	(72,537)	(46,282)
Surrender charges (refunds)	24,354	—	(262)	11,392
Increase (decrease) in net assets from policy related transactions	(12,266,105)	—	(1,359,527)	(628,738)
Total increase (decrease)	22,027,267	—	2,208,553	3,294,932
Net assets as of December 31, 2024	126,414,065	—	25,946,175	29,967,562

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	475,952	583,182
Total realized gains (losses) on investments	29,901,389	(1)	2,311,263	3,181,800
Change in net unrealized appreciation (depreciation) of investments	(4,012,388)	(1)	1,885,701	2,059,384
Net gains (losses) on investments	25,889,001	(2)	4,672,916	5,824,366
Net increase (decrease) in net assets resulting from operations	25,889,001	(2)	4,672,916	5,824,366
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	16,908,481	88	1,013,634	10,128,889
Contract terminations and surrenders	(4,617,621)	—	(1,879,096)	(1,585,130)
Death benefit payments	(386,388)	—	(322,907)	(18,704)
Policy loan transfers	(259,632)	—	6,666	(199,229)
Transfers to other contracts	(19,588,126)	—	(786,924)	(7,519,309)
Cost of insurance and administration charges	(1,739,083)	(45)	(566,009)	(514,159)
Mortality and expenses charges	(234,014)	(7)	(75,909)	(54,106)
Surrender charges (refunds)	6,373	—	(457)	440
Increase (decrease) in net assets from policy related transactions	(9,910,010)	36	(2,611,002)	238,692
Total increase (decrease)	15,978,991	34	2,061,914	6,063,058
Net assets as of December 31, 2025	$142,393,056	$34	$28,008,089	$36,030,620

See accompanying notes.

50

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Fidelity VIP Extended Market Index Portfolio – Service Class 2	Fidelity VIP Government Money Market Portfolio – Service Class	Fidelity VIP Growth Portfolio – Service Class 2	Fidelity VIP High Income Portfolio – Initial Class
Net assets as of January 1, 2024	$532,419	$423,322,879	$23,965,777	$4,840,399

Increase (decrease) in net assets
Operations:
Net investment income (loss)	16,579	20,360,233	(379)	311,611
Total realized gains (losses) on investments	30,931	—	10,332,537	(53,614)
Change in net unrealized appreciation (depreciation) of investments	10,555	—	(2,602,359)	179,145
Net gains (losses) on investments	58,065	20,360,233	7,729,799	437,142
Net increase (decrease) in net assets resulting from operations	58,065	20,360,233	7,729,799	437,142
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,489,249	469,582,827	57,912,941	585,113
Contract terminations and surrenders	(18,229)	(81,955,054)	(905,844)	(102,324)
Death benefit payments	—	(3,781,438)	(320,383)	(10,037)
Policy loan transfers	(16,874)	(13,933,938)	(336,121)	(84,632)
Transfers to other contracts	(403,131)	(397,847,437)	(46,379,467)	(219,278)
Cost of insurance and administration charges	(18,271)	(8,396,268)	(548,483)	(155,524)
Mortality and expenses charges	(1,661)	(1,016,205)	(66,263)	(15,882)
Surrender charges (refunds)	(255)	2,432,461	(255)	(29)
Increase (decrease) in net assets from policy related transactions	1,030,828	(34,915,052)	9,356,125	(2,593)
Total increase (decrease)	1,088,893	(14,554,819)	17,085,924	434,549
Net assets as of December 31, 2024	1,621,312	408,768,060	41,051,701	5,274,948

Increase (decrease) in net assets
Operations:
Net investment income (loss)	45,047	17,323,980	22,089	1,086,598
Total realized gains (losses) on investments	94,975	—	6,828,229	(78,207)
Change in net unrealized appreciation (depreciation) of investments	514,071	—	(811,918)	(295,233)
Net gains (losses) on investments	654,093	17,323,980	6,038,400	713,158
Net increase (decrease) in net assets resulting from operations	654,093	17,323,980	6,038,400	713,158
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,595,513	431,097,301	142,220,594	12,429,500
Contract terminations and surrenders	(246,850)	(23,256,405)	(1,029,479)	(311,882)
Death benefit payments	—	(1,781,568)	(111,323)	(84,577)
Policy loan transfers	(217,858)	2,006,433	(307,464)	(8,782)
Transfers to other contracts	(3,854,827)	(365,288,944)	(140,561,602)	(295,397)
Cost of insurance and administration charges	(53,494)	(8,628,607)	(615,482)	(159,413)
Mortality and expenses charges	(9,256)	(1,050,638)	(87,068)	(23,170)
Surrender charges (refunds)	2,987	161,207	(82)	(85)
Increase (decrease) in net assets from policy related transactions	3,216,215	33,258,779	(491,906)	11,546,194
Total increase (decrease)	3,870,308	50,582,759	5,546,494	12,259,352
Net assets as of December 31, 2025	$5,491,620	$459,350,819	$46,598,195	$17,534,300

See accompanying notes.

51

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Fidelity VIP High Income Portfolio – Service Class 2	Fidelity VIP International Index Portfolio – Service Class 2	Fidelity VIP Mid Cap Portfolio – Service Class 2	Fidelity VIP Strategic Income Portfolio – Service Class 2
Net assets as of January 1, 2024	$13,758,976	$5,441,958	$32,475,229	$6,118,784

Increase (decrease) in net assets
Operations:
Net investment income (loss)	856,495	193,121	115,760	305,808
Total realized gains (losses) on investments	(343,823)	193,128	5,913,560	(121,231)
Change in net unrealized appreciation (depreciation) of investments	621,232	(145,211)	(673,678)	196,546
Net gains (losses) on investments	1,133,904	241,038	5,355,642	381,123
Net increase (decrease) in net assets resulting from operations	1,133,904	241,038	5,355,642	381,123
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,008,727	10,038,729	3,959,388	3,718,699
Contract terminations and surrenders	(1,114,715)	(18,768)	(1,369,795)	(217,199)
Death benefit payments	(28,114)	(15,519)	(53,645)	(28,759)
Policy loan transfers	(521,937)	(18,184)	(212,684)	8,294
Transfers to other contracts	(1,893,480)	(8,409,152)	(5,418,610)	(1,222,047)
Cost of insurance and administration charges	(276,003)	(69,483)	(595,726)	(91,680)
Mortality and expenses charges	(25,927)	(16,413)	(68,134)	(16,857)
Surrender charges (refunds)	24,464	(222)	15,311	3,602
Increase (decrease) in net assets from policy related transactions	(826,985)	1,490,988	(3,743,895)	2,154,053
Total increase (decrease)	306,919	1,732,026	1,611,747	2,535,176
Net assets as of December 31, 2024	14,065,895	7,173,984	34,086,976	8,653,960

Increase (decrease) in net assets
Operations:
Net investment income (loss)	979,902	907,230	78,702	355,239
Total realized gains (losses) on investments	(151,333)	668,524	3,235,346	(24,183)
Change in net unrealized appreciation (depreciation) of investments	571,470	2,376,118	284,057	433,384
Net gains (losses) on investments	1,400,039	3,951,872	3,598,105	764,440
Net increase (decrease) in net assets resulting from operations	1,400,039	3,951,872	3,598,105	764,440
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,419,246	101,273,943	5,695,494	4,490,431
Contract terminations and surrenders	(919,797)	(1,021,393)	(1,624,429)	(379,275)
Death benefit payments	(24,788)	(36,584)	(300,338)	(47,078)
Policy loan transfers	333,402	(86,400)	(135,892)	(64,370)
Transfers to other contracts	(2,950,545)	(70,049,975)	(7,397,652)	(2,758,141)
Cost of insurance and administration charges	(220,604)	(153,525)	(497,129)	(122,444)
Mortality and expenses charges	(25,781)	(41,801)	(63,824)	(22,960)
Surrender charges (refunds)	2,773	10,966	2,960	2,003
Increase (decrease) in net assets from policy related transactions	(386,094)	29,895,231	(4,320,810)	1,098,166
Total increase (decrease)	1,013,945	33,847,103	(722,705)	1,862,606
Net assets as of December 31, 2025	$15,079,840	$41,021,087	$33,364,271	$10,516,566

See accompanying notes.

52

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

			Franklin	Franklin
		Franklin	Templeton VIP	Templeton VIP
	Fidelity VIP Total	Templeton VIP	Trust – Franklin	Trust – Franklin
	Market Index	Trust – Franklin	Mutual Global	Mutual Shares
	Portfolio – Service	Income VIP Fund	Discovery VIP	VIP Fund
	Class 2	– Class 2	Fund – Class 2	– Class 2
Net assets as of January 1, 2024	$23,156,140	$16,988,304	$10,493,787	$11,801,364

Increase (decrease) in net assets
Operations:
Net investment income (loss)	415,965	915,417	173,721	226,165
Total realized gains (losses) on investments	357,752	40,659	971,356	(22,833)
Change in net unrealized appreciation (depreciation) of investments	6,109,892	317,272	(639,537)	1,137,728
Net gains (losses) on investments	6,883,609	1,273,348	505,540	1,341,060
Net increase (decrease) in net assets resulting from operations	6,883,609	1,273,348	505,540	1,341,060
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	27,848,424	4,097,557	1,612,319	466,146
Contract terminations and surrenders	(4,353)	(261,344)	(561,080)	(36,055)
Death benefit payments	—	(1,099,419)	(9,107)	(172,282)
Policy loan transfers	(144,310)	776,743	(8,671)	(3,944,042)
Transfers to other contracts	(14,212,040)	(3,230,825)	(2,759,736)	(2,888,817)
Cost of insurance and administration charges	(971,227)	(284,984)	(206,631)	(168,536)
Mortality and expenses charges	(71,598)	(48,220)	(21,847)	(23,450)
Surrender charges (refunds)	(2)	4,258	10,362	167
Increase (decrease) in net assets from policy related transactions	12,444,894	(46,234)	(1,944,391)	(6,766,869)
Total increase (decrease)	19,328,503	1,227,114	(1,438,851)	(5,425,809)
Net assets as of December 31, 2024	42,484,643	18,215,418	9,054,936	6,375,555

Increase (decrease) in net assets
Operations:
Net investment income (loss)	797,001	945,961	193,295	128,629
Total realized gains (losses) on investments	6,627,276	(43,440)	1,381,881	554,221
Change in net unrealized appreciation (depreciation) of investments	(1,388,276)	1,258,397	529,280	22,698
Net gains (losses) on investments	6,036,001	2,160,918	2,104,456	705,548
Net increase (decrease) in net assets resulting from operations	6,036,001	2,160,918	2,104,456	705,548
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	226,344,221	2,932,813	1,978,427	753,288
Contract terminations and surrenders	(1,872,727)	(1,558,922)	(704,312)	(311,798)
Death benefit payments	—	(400,743)	(1,742)	(421,110)
Policy loan transfers	(54,178)	(26,367)	(54,400)	143,190
Transfers to other contracts	(170,631,293)	(2,354,613)	(1,440,829)	(801,135)
Cost of insurance and administration charges	(908,760)	(288,814)	(203,447)	(159,712)
Mortality and expenses charges	(117,584)	(48,694)	(19,899)	(13,987)
Surrender charges (refunds)	16,941	3,759	2,127	51
Increase (decrease) in net assets from policy related transactions	52,776,620	(1,741,581)	(444,075)	(811,213)
Total increase (decrease)	58,812,621	419,337	1,660,381	(105,665)
Net assets as of December 31, 2025	$101,297,264	$18,634,755	$10,715,317	$6,269,890

See accompanying notes.

53

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Franklin	Franklin	Franklin	Franklin
	Templeton VIP	Templeton VIP	Templeton VIP	Templeton VIP
	Trust – Franklin	Trust – Franklin	Trust – Franklin	Trust – Franklin
	Rising Dividends	Small Cap Value	Strategic Income	U.S. Government
	VIP Fund	VIP Fund	VIP Fund	Securities VIP
	– Class 2	– Class 2	– Class 2	Fund – Class 2
Net assets as of January 1, 2024	$25,556,796	$18,243,570	$13,943,262	$54,652

Increase (decrease) in net assets
Operations:
Net investment income (loss)	268,171	169,707	646,815	11,240
Total realized gains (losses) on investments	1,694,167	(184,513)	(754,491)	(13)
Change in net unrealized appreciation (depreciation) of investments	773,996	2,104,175	687,297	(4,624)
Net gains (losses) on investments	2,736,334	2,089,369	579,621	6,603
Net increase (decrease) in net assets resulting from operations	2,736,334	2,089,369	579,621	6,603
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,926,072	18,208,659	3,563,619	657,803
Contract terminations and surrenders	(963,893)	(2,109,871)	(683,611)	59
Death benefit payments	(31,189)	(58,612)	(4,345)	(72)
Policy loan transfers	8,624	(229,362)	(2,957,066)	(1,481)
Transfers to other contracts	(3,747,847)	(18,008,798)	(3,002,093)	(208,579)
Cost of insurance and administration charges	(413,274)	(228,092)	(310,515)	(2,553)
Mortality and expenses charges	(57,755)	(44,290)	(34,459)	(617)
Surrender charges (refunds)	14,448	41,094	9,585	(2)
Increase (decrease) in net assets from policy related transactions	(1,264,814)	(2,429,272)	(3,418,885)	444,558
Total increase (decrease)	1,471,520	(339,903)	(2,839,264)	451,161
Net assets as of December 31, 2024	27,028,316	17,903,667	11,103,998	505,813

Increase (decrease) in net assets
Operations:
Net investment income (loss)	196,343	184,892	567,155	14,964
Total realized gains (losses) on investments	2,358,213	1,679,936	(276,914)	369
Change in net unrealized appreciation (depreciation) of investments	64,146	(599,437)	514,959	15,034
Net gains (losses) on investments	2,618,702	1,265,391	805,200	30,367
Net increase (decrease) in net assets resulting from operations	2,618,702	1,265,391	805,200	30,367
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,313,316	9,867,749	2,757,230	44,414
Contract terminations and surrenders	(1,561,788)	(923,171)	(509,124)	(5)
Death benefit payments	(263,971)	(126,883)	(1,555)	—
Policy loan transfers	(206,549)	38,914	(687)	(1)
Transfers to other contracts	(10,446,395)	(10,550,946)	(1,961,824)	(100,850)
Cost of insurance and administration charges	(380,734)	(204,720)	(338,147)	(7,562)
Mortality and expenses charges	(53,252)	(40,014)	(28,870)	(1,110)
Surrender charges (refunds)	12,532	5,792	5,074	—
Increase (decrease) in net assets from policy related transactions	(5,586,841)	(1,933,279)	(77,903)	(65,114)
Total increase (decrease)	(2,968,139)	(667,888)	727,297	(34,747)
Net assets as of December 31, 2025	$24,060,177	$17,235,779	$11,831,295	$471,066

See accompanying notes.
54

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Franklin
	Templeton VIP	Franklin	Franklin
	Trust – Templeton	Templeton VIP	Templeton VIP
	Developing	Trust – Templeton	Trust – Templeton	Global Emerging
	Markets VIP Fund	Foreign VIP Fund	Global Bond VIP	Markets Account
	– Class 2	– Class 2	Fund – Class 2	– Class 1
Net assets as of January 1, 2024	$8,803,536	$13,033,136	$9,743,856	$35,748,899

Increase (decrease) in net assets
Operations:
Net investment income (loss)	366,735	318,678	—	756,178
Total realized gains (losses) on investments	(269,671)	152,219	(468,721)	(519,959)
Change in net unrealized appreciation (depreciation) of investments	610,885	(570,554)	(631,344)	2,132,184
Net gains (losses) on investments	707,949	(99,657)	(1,100,065)	2,368,403
Net increase (decrease) in net assets resulting from operations	707,949	(99,657)	(1,100,065)	2,368,403
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,803,197	2,078,666	3,079,007	5,317,324
Contract terminations and surrenders	(340,757)	(169,721)	(432,548)	(1,161,516)
Death benefit payments	(48,294)	(15,855)	(23,183)	(208,262)
Policy loan transfers	(151,250)	28,419	(86,324)	(661,381)
Transfers to other contracts	(4,038,893)	(2,799,070)	(2,412,881)	(3,799,596)
Cost of insurance and administration charges	(173,875)	(184,256)	(197,417)	(996,237)
Mortality and expenses charges	(21,446)	(28,456)	(21,971)	(76,917)
Surrender charges (refunds)	1,672	3,170	5,977	2,994
Increase (decrease) in net assets from policy related transactions	(969,646)	(1,087,103)	(89,340)	(1,583,591)
Total increase (decrease)	(261,697)	(1,186,760)	(1,189,405)	784,812
Net assets as of December 31, 2024	8,541,839	11,846,376	8,554,451	36,533,711

Increase (decrease) in net assets
Operations:
Net investment income (loss)	56,198	255,945	—	276,634
Total realized gains (losses) on investments	174,480	894,981	(222,844)	1,073,662
Change in net unrealized appreciation (depreciation) of investments	3,586,612	1,994,066	1,598,737	12,095,775
Net gains (losses) on investments	3,817,290	3,144,992	1,375,893	13,446,071
Net increase (decrease) in net assets resulting from operations	3,817,290	3,144,992	1,375,893	13,446,071
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,769,900	1,530,531	2,740,844	7,133,385
Contract terminations and surrenders	(680,765)	(152,074)	(397,590)	(2,233,384)
Death benefit payments	(2,069)	—	(10,486)	(187,089)
Policy loan transfers	25,323	(15,114)	72,185	(468,649)
Transfers to other contracts	(3,720,038)	(3,755,712)	(2,029,603)	(4,961,146)
Cost of insurance and administration charges	(194,648)	(150,177)	(203,021)	(905,701)
Mortality and expenses charges	(23,347)	(26,304)	(22,486)	(81,250)
Surrender charges (refunds)	5,943	687	1,638	6,074
Increase (decrease) in net assets from policy related transactions	(819,701)	(2,568,163)	151,481	(1,697,760)
Total increase (decrease)	2,997,589	576,829	1,527,374	11,748,311
Net assets as of December 31, 2025	$11,539,428	$12,423,205	$10,081,825	$48,282,022

See accompanying notes.

55

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Goldman Sachs
	VIT – Small Cap
	Equity Insights		Invesco V.I.	Invesco V.I.
	Fund	Government &	American	American
	– Institutional	High Quality Bond	Franchise Fund	Franchise Fund
	Shares	Account – Class 1	– Series I Shares	– Series II Shares
Net assets as of January 1, 2024	$1,081,802	$48,227,014	$4,555,261	$4,041,807

Increase (decrease) in net assets
Operations:
Net investment income (loss)	15,400	1,450,838	—	—
Total realized gains (losses) on investments	124,949	(1,786,436)	(22,821)	(97,773)
Change in net unrealized appreciation (depreciation) of investments	76,322	625,813	1,578,729	1,475,633
Net gains (losses) on investments	216,671	290,215	1,555,908	1,377,860
Net increase (decrease) in net assets resulting from operations	216,671	290,215	1,555,908	1,377,860
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	520,584	7,446,392	582,055	516,080
Contract terminations and surrenders	(20,926)	(3,203,508)	(68,832)	(194,271)
Death benefit payments	—	(239,862)	(1,212)	(22,678)
Policy loan transfers	(122)	54,560	5,486	(35,558)
Transfers to other contracts	(132,205)	(6,866,887)	(498,072)	(328,297)
Cost of insurance and administration charges	(17,710)	(1,267,518)	(65,058)	(86,365)
Mortality and expenses charges	(2,996)	(132,598)	(12,049)	(9,189)
Surrender charges (refunds)	—	33,779	(16)	3,714
Increase (decrease) in net assets from policy related transactions	346,625	(4,175,642)	(57,698)	(156,564)
Total increase (decrease)	563,296	(3,885,427)	1,498,210	1,221,296
Net assets as of December 31, 2024	1,645,098	44,341,587	6,053,471	5,263,103

Increase (decrease) in net assets
Operations:
Net investment income (loss)	15,446	1,653,257	—	—
Total realized gains (losses) on investments	222,486	(1,017,537)	799,336	524,029
Change in net unrealized appreciation (depreciation) of investments	107,782	2,856,999	(106,228)	102,464
Net gains (losses) on investments	345,714	3,492,719	693,108	626,493
Net increase (decrease) in net assets resulting from operations	345,714	3,492,719	693,108	626,493
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	549,504	11,196,079	329,936	793,308
Contract terminations and surrenders	(134,368)	(1,563,907)	(527,395)	(156,961)
Death benefit payments	—	(121,413)	(16,065)	—
Policy loan transfers	(189)	(10,351)	1,038	(8,974)
Transfers to other contracts	(163,404)	(9,417,192)	(270,560)	(382,653)
Cost of insurance and administration charges	(19,005)	(1,058,502)	(69,824)	(92,582)
Mortality and expenses charges	(4,512)	(128,210)	(13,973)	(10,443)
Surrender charges (refunds)	(2)	2,075	(90)	1,393
Increase (decrease) in net assets from policy related transactions	228,024	(1,101,421)	(566,933)	143,088
Total increase (decrease)	573,738	2,391,298	126,175	769,581
Net assets as of December 31, 2025	$2,218,836	$46,732,885	$6,179,646	$6,032,684

See accompanying notes.

56

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Invesco V.I. American Value Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series I Shares	Invesco V.I. Core Equity Fund – Series II Shares	Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares
Net assets as of January 1, 2024	$493,763	$6,769,906	$9,186,900	$2,731,651

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,842	51,548	51,213	(128)
Total realized gains (losses) on investments	38,408	577,432	798,931	134,957
Change in net unrealized appreciation (depreciation) of investments	141,343	1,045,564	1,449,373	508,482
Net gains (losses) on investments	187,593	1,674,544	2,299,517	643,311
Net increase (decrease) in net assets resulting from operations	187,593	1,674,544	2,299,517	643,311
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	462,122	484,751	1,016,508	765,863
Contract terminations and surrenders	(39,497)	(155,210)	(522,836)	(202,439)
Death benefit payments	(3,458)	(116,366)	(25,989)	(195,556)
Policy loan transfers	1,517	15,866	196,898	226
Transfers to other contracts	(185,846)	(575,088)	(775,729)	(644,772)
Cost of insurance and administration charges	(33,070)	(190,712)	(240,461)	(79,921)
Mortality and expenses charges	(1,072)	(20,465)	(13,521)	(7,945)
Surrender charges (refunds)	1,216	(40)	2,323	2,873
Increase (decrease) in net assets from policy related transactions	201,912	(557,264)	(362,807)	(361,671)
Total increase (decrease)	389,505	1,117,280	1,936,710	281,640
Net assets as of December 31, 2024	883,268	7,887,186	11,123,610	3,013,291

Increase (decrease) in net assets
Operations:
Net investment income (loss)	8,523	54,575	48,852	(137)
Total realized gains (losses) on investments	310,979	643,066	952,826	521,262
Change in net unrealized appreciation (depreciation) of investments	21,069	571,527	737,973	(260,566)
Net gains (losses) on investments	340,571	1,269,168	1,739,651	260,559
Net increase (decrease) in net assets resulting from operations	340,571	1,269,168	1,739,651	260,559
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,141,556	467,255	792,674	14,026,243
Contract terminations and surrenders	(8,374)	(139,936)	(469,903)	(267,303)
Death benefit payments	—	(65,482)	(4,807)	(4,355)
Policy loan transfers	(69,118)	(13,831)	(36,579)	(20,573)
Transfers to other contracts	(744,280)	(259,239)	(568,157)	(12,144,241)
Cost of insurance and administration charges	(37,045)	(202,503)	(173,293)	(88,561)
Mortality and expenses charges	(2,860)	(22,444)	(15,627)	(10,028)
Surrender charges (refunds)	(67)	(42)	1,193	1,117
Increase (decrease) in net assets from policy related transactions	1,279,812	(236,222)	(474,499)	1,492,299
Total increase (decrease)	1,620,383	1,032,946	1,265,152	1,752,858
Net assets as of December 31, 2025	$2,503,651	$8,920,132	$12,388,762	$4,766,149

See accompanying notes.

57

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Invesco V.I. EQV International Equity Fund – Series I Shares	Invesco V.I. Global Real Estate Fund – Series I Shares	Invesco V.I. Health Care Fund – Series I Shares	Invesco V.I. Main Street Mid Cap Fund – Series II Shares
Net assets as of January 1, 2024	$14,999,670	$1,706,425	$16,397,962	$626,976

Increase (decrease) in net assets
Operations:
Net investment income (loss)	258,129	43,174	(119)	902
Total realized gains (losses) on investments	(345,643)	(88,290)	(40,895)	7,705
Change in net unrealized appreciation (depreciation) of investments	229,695	9,861	823,017	101,135
Net gains (losses) on investments	142,181	(35,255)	782,003	109,742
Net increase (decrease) in net assets resulting from operations	142,181	(35,255)	782,003	109,742
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,186,756	427,373	6,258,578	128,286
Contract terminations and surrenders	(402,352)	(157,706)	(970,232)	(37,344)
Death benefit payments	(15,403)	(300)	(34,083)	(2,064)
Policy loan transfers	16,478	(25)	(152,464)	(2,183)
Transfers to other contracts	(2,661,172)	(271,575)	(6,427,425)	(61,764)
Cost of insurance and administration charges	(216,918)	(25,611)	(296,502)	(24,233)
Mortality and expenses charges	(38,934)	(5,018)	(36,621)	(1,335)
Surrender charges (refunds)	9,029	4,227	11,902	(146)
Increase (decrease) in net assets from policy related transactions	(1,122,516)	(28,635)	(1,646,847)	(783)
Total increase (decrease)	(980,335)	(63,890)	(864,844)	108,959
Net assets as of December 31, 2024	14,019,335	1,642,535	15,533,118	735,935

Increase (decrease) in net assets
Operations:
Net investment income (loss)	211,679	38,850	(15)	788
Total realized gains (losses) on investments	1,426,501	(32,841)	883,246	120,467
Change in net unrealized appreciation (depreciation) of investments	782,646	122,442	1,358,262	(59,494)
Net gains (losses) on investments	2,420,826	128,451	2,241,493	61,761
Net increase (decrease) in net assets resulting from operations	2,420,826	128,451	2,241,493	61,761
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	4,823,930	622,792	3,463,180	142,673
Contract terminations and surrenders	(629,595)	(95,545)	(519,939)	(17,435)
Death benefit payments	(24,117)	—	(162,827)	—
Policy loan transfers	(176,235)	(15,375)	(26,651)	(245)
Transfers to other contracts	(5,346,528)	(318,915)	(4,255,335)	(114,051)
Cost of insurance and administration charges	(220,058)	(25,549)	(238,659)	(24,226)
Mortality and expenses charges	(39,598)	(5,029)	(31,884)	(1,018)
Surrender charges (refunds)	1,281	962	1,311	207
Increase (decrease) in net assets from policy related transactions	(1,610,920)	163,341	(1,770,804)	(14,095)
Total increase (decrease)	809,906	291,792	470,689	47,666
Net assets as of December 31, 2025	$14,829,241	$1,934,327	$16,003,807	$783,601

See accompanying notes.

58

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Invesco V.I. Main Street Small Cap Fund – Series II Shares	Invesco V.I. Small Cap Equity Fund – Series I Shares	Invesco V.I. Technology Fund – Series I Shares	Janus Henderson Global Sustainable Equity Portfolio – Service Shares
Net assets as of January 1, 2024	$12,151,979	$11,406,529	$9,311,522	$122,474

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	15,832	(343)	349
Total realized gains (losses) on investments	540,236	324,282	560,256	7,250
Change in net unrealized appreciation (depreciation) of investments	1,056,939	1,667,060	2,777,050	6,939
Net gains (losses) on investments	1,597,175	2,007,174	3,336,963	14,538
Net increase (decrease) in net assets resulting from operations	1,597,175	2,007,174	3,336,963	14,538
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,135,635	1,943,306	12,888,353	11,707
Contract terminations and surrenders	(770,698)	(680,053)	(321,965)	(27,937)
Death benefit payments	(16,638)	(7,187)	(57,151)	—
Policy loan transfers	(5,132)	5,990	(100,441)	590
Transfers to other contracts	(4,060,976)	(2,202,523)	(11,396,250)	(2,016)
Cost of insurance and administration charges	(165,091)	(142,988)	(128,584)	(1,659)
Mortality and expenses charges	(33,382)	(27,420)	(27,187)	(123)
Surrender charges (refunds)	26,937	7,705	(14)	(9)
Increase (decrease) in net assets from policy related transactions	2,110,655	(1,103,170)	856,761	(19,447)
Total increase (decrease)	3,707,830	904,004	4,193,724	(4,909)
Net assets as of December 31, 2024	15,859,809	12,310,533	13,505,246	117,565

Increase (decrease) in net assets
Operations:
Net investment income (loss)	35,960	(18)	(416)	333
Total realized gains (losses) on investments	2,679,229	526,609	2,293,785	13,802
Change in net unrealized appreciation (depreciation) of investments	(1,333,201)	396,330	494,930	7,634
Net gains (losses) on investments	1,381,988	922,921	2,788,299	21,769
Net increase (decrease) in net assets resulting from operations	1,381,988	922,921	2,788,299	21,769
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	8,085,141	1,572,595	15,822,554	130,863
Contract terminations and surrenders	(755,747)	(174,239)	(813,583)	—
Death benefit payments	(3,529)	(4,702)	(316,550)	—
Policy loan transfers	(38,663)	37,113	46,034	3,569
Transfers to other contracts	(7,224,763)	(1,612,326)	(14,729,003)	(143,186)
Cost of insurance and administration charges	(158,708)	(140,947)	(163,316)	(2,472)
Mortality and expenses charges	(37,778)	(28,625)	(33,722)	(184)
Surrender charges (refunds)	9,278	498	(54)	—
Increase (decrease) in net assets from policy related transactions	(124,769)	(350,633)	(187,640)	(11,410)
Total increase (decrease)	1,257,219	572,288	2,600,659	10,359
Net assets as of December 31, 2025	$17,117,028	$12,882,821	$16,105,905	$127,924

See accompanying notes.

59

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Janus Henderson Series Balanced Portfolio – Service Shares	Janus Henderson Series Enterprise Portfolio – Service Shares	Janus Henderson Series Flexible Bond Portfolio – Service Shares	Janus Henderson Series Forty Portfolio – Service Shares
Net assets as of January 1, 2024	$44,358,844	$65,866,894	$34,400,218	$20,565,283

Increase (decrease) in net assets
Operations:
Net investment income (loss)	853,020	440,730	1,457,223	2,159
Total realized gains (losses) on investments	2,306,333	3,214,935	(1,491,808)	648,782
Change in net unrealized appreciation (depreciation) of investments	3,523,121	6,205,085	603,237	4,586,231
Net gains (losses) on investments	6,682,474	9,860,750	568,652	5,237,172
Net increase (decrease) in net assets resulting from operations	6,682,474	9,860,750	568,652	5,237,172
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	13,037,174	16,463,665	8,892,340	5,671,665
Contract terminations and surrenders	(1,600,684)	(3,209,796)	(593,608)	(1,479,064)
Death benefit payments	(53,514)	(374,510)	(275,650)	(31,677)
Policy loan transfers	2,759	(837,435)	(637,078)	(110,057)
Transfers to other contracts	(11,448,908)	(15,451,872)	(7,961,207)	(8,403,096)
Cost of insurance and administration charges	(625,996)	(1,008,076)	(659,863)	(366,406)
Mortality and expenses charges	(121,528)	(166,705)	(83,989)	(49,517)
Surrender charges (refunds)	29,613	74,518	15,824	49,541
Increase (decrease) in net assets from policy related transactions	(781,084)	(4,510,211)	(1,303,231)	(4,718,611)
Total increase (decrease)	5,901,390	5,350,539	(734,579)	518,561
Net assets as of December 31, 2024	50,260,234	71,217,433	33,665,639	21,083,844

Increase (decrease) in net assets
Operations:
Net investment income (loss)	869,049	121,575	1,557,110	51,141
Total realized gains (losses) on investments	3,818,173	3,111,356	(1,527,843)	4,300,351
Change in net unrealized appreciation (depreciation) of investments	2,389,942	1,558,786	2,404,522	(1,040,819)
Net gains (losses) on investments	7,077,164	4,791,717	2,433,789	3,310,673
Net increase (decrease) in net assets resulting from operations	7,077,164	4,791,717	2,433,789	3,310,673
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,795,448	12,599,334	9,588,167	2,421,275
Contract terminations and surrenders	(1,324,696)	(1,747,610)	(696,101)	(1,430,125)
Death benefit payments	(10,729)	(498,099)	(81,925)	(39,192)
Policy loan transfers	199,542	19,486	157,300	(120,522)
Transfers to other contracts	(9,286,510)	(18,481,295)	(8,150,966)	(4,600,477)
Cost of insurance and administration charges	(657,212)	(973,352)	(724,566)	(334,962)
Mortality and expenses charges	(126,035)	(163,083)	(85,373)	(43,613)
Surrender charges (refunds)	10,321	11,291	6,969	13,402
Increase (decrease) in net assets from policy related transactions	(3,399,871)	(9,233,328)	13,505	(4,134,214)
Total increase (decrease)	3,677,293	(4,441,611)	2,447,294	(823,541)
Net assets as of December 31, 2025	$53,937,527	$66,775,822	$36,112,933	$20,260,303

See accompanying notes.

60

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

		Janus Henderson
		Series Global
	Janus Henderson	Technology and	Janus Henderson
	Series Global	Innovation	Series Overseas
	Research Portfolio	Portfolio – Service	Portfolio – Service	LargeCap Growth
	– Service Shares	Shares	Shares	Account I – Class 1
Net assets as of January 1, 2024	$5,600,527	$5,347,403	$2,961,554	$376,329,504

Increase (decrease) in net assets
Operations:
Net investment income (loss)	36,573	(514)	39,702	(2,390)
Total realized gains (losses) on investments	338,880	518,312	150,905	33,056,646
Change in net unrealized appreciation (depreciation) of investments	855,915	1,347,795	13,305	58,358,867
Net gains (losses) on investments	1,231,368	1,865,593	203,912	91,413,123
Net increase (decrease) in net assets resulting from operations	1,231,368	1,865,593	203,912	91,413,123
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	2,050,504	3,567,873	3,409,290	182,536,806
Contract terminations and surrenders	(130,200)	(238,749)	(943,387)	(19,113,993)
Death benefit payments	(21,962)	—	—	(2,322,847)
Policy loan transfers	15,951	(127,653)	(58,627)	(3,131,629)
Transfers to other contracts	(2,154,739)	(2,534,660)	(2,888,312)	(201,788,232)
Cost of insurance and administration charges	(99,502)	(107,488)	(76,774)	(5,807,143)
Mortality and expenses charges	(17,088)	(12,204)	(8,201)	(922,908)
Surrender charges (refunds)	3,250	818	(5)	226,583
Increase (decrease) in net assets from policy related transactions	(353,786)	547,937	(566,016)	(50,323,363)
Total increase (decrease)	877,582	2,413,530	(362,104)	41,089,760
Net assets as of December 31, 2024	6,478,109	7,760,933	2,599,450	417,419,264

Increase (decrease) in net assets
Operations:
Net investment income (loss)	39,574	(573)	41,026	(2,026)
Total realized gains (losses) on investments	803,559	1,420,255	56,780	64,201,984
Change in net unrealized appreciation (depreciation) of investments	357,010	566,085	672,520	(22,527,449)
Net gains (losses) on investments	1,200,143	1,985,767	770,326	41,672,509
Net increase (decrease) in net assets resulting from operations	1,200,143	1,985,767	770,326	41,672,509
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	975,496	14,789,190	3,283,582	124,393,983
Contract terminations and surrenders	(185,057)	(328,739)	(128,046)	(19,760,827)
Death benefit payments	(43,968)	(16,611)	—	(3,391,663)
Policy loan transfers	5,969	(11,071)	60,916	(938,957)
Transfers to other contracts	(1,154,955)	(13,586,486)	(3,105,046)	(159,656,824)
Cost of insurance and administration charges	(116,954)	(124,232)	(45,521)	(5,261,166)
Mortality and expenses charges	(18,240)	(14,592)	(7,613)	(867,125)
Surrender charges (refunds)	1,701	3,624	(2)	82,905
Increase (decrease) in net assets from policy related transactions	(536,008)	711,083	58,270	(65,399,674)
Total increase (decrease)	664,135	2,696,850	828,596	(23,727,165)
Net assets as of December 31, 2025	$7,142,244	$10,457,783	$3,428,046	$393,692,099

See accompanying notes.

61

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	LargeCap S&P 500 Index Account – Class 1	Lord Abbett Series Fund Developing Growth Portfolio – Class VC	LVIP American Century Capital Appreciation Fund – Service Class	LVIP American Century Disciplined Core Value Fund – Service Class
Net assets as of January 1, 2024	$441,381,334	$1,754,815	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,187,900	2,713	—	67,106
Total realized gains (losses) on investments	47,343,863	(86,064)	96,288	30,842
Change in net unrealized appreciation (depreciation) of investments	50,300,928	440,890	251,948	424,322
Net gains (losses) on investments	104,832,691	357,539	348,236	522,270
Net increase (decrease) in net assets resulting from operations	104,832,691	357,539	348,236	522,270
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	296,088,265	533,635	2,845,264	8,880,513
Contract terminations and surrenders	(35,771,197)	(74,426)	(50,929)	(152,676)
Death benefit payments	(2,934,697)	—	—	—
Policy loan transfers	(4,124,736)	5,461	(13,873)	(97,854)
Transfers to other contracts	(259,317,071)	(716,855)	(617,891)	(473,906)
Cost of insurance and administration charges	(6,455,923)	(44,650)	(21,499)	(93,715)
Mortality and expenses charges	(1,131,198)	(3,528)	(3,901)	(10,337)
Surrender charges (refunds)	1,149,117	1,168	1,055	3,367
Increase (decrease) in net assets from policy related transactions	(12,497,440)	(299,195)	2,138,226	8,055,392
Total increase (decrease)	92,335,251	58,344	2,486,462	8,577,662
Net assets as of December 31, 2024	533,716,585	1,813,159	2,486,462	8,577,662

Increase (decrease) in net assets
Operations:
Net investment income (loss)	7,776,998	2,589	—	130,131
Total realized gains (losses) on investments	129,046,086	(204,608)	476,543	126,047
Change in net unrealized appreciation (depreciation) of investments	(45,503,195)	391,142	(317,216)	947,569
Net gains (losses) on investments	91,319,889	189,123	159,327	1,203,747
Net increase (decrease) in net assets resulting from operations	91,319,889	189,123	159,327	1,203,747
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	284,285,262	256,728	1,686,319	1,330,414
Contract terminations and surrenders	(26,199,430)	(10,325)	(75,587)	(781,620)
Death benefit payments	(2,124,028)	—	—	(32,732)
Policy loan transfers	(2,487,421)	(9,521)	(8,211)	(4,328)
Transfers to other contracts	(363,274,998)	(627,097)	(2,298,594)	(783,466)
Cost of insurance and administration charges	(6,746,861)	(36,163)	(27,462)	(114,439)
Mortality and expenses charges	(1,234,363)	(2,758)	(5,359)	(15,297)
Surrender charges (refunds)	302,364	63	496	5,720
Increase (decrease) in net assets from policy related transactions	(117,479,475)	(429,073)	(728,398)	(395,748)
Total increase (decrease)	(26,159,586)	(239,950)	(569,071)	807,999
Net assets as of December 31, 2025	$507,556,999	$1,573,209	$1,917,391	$9,385,661

See accompanying notes.

62

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	LVIP American Century Disciplined Core Value Fund – Standard Class II	LVIP American Century Inflation Protection Fund – Service Class	LVIP American Century International Fund – Service Class	LVIP American Century Mid Cap Value Fund – Service Class
Net assets as of January 1, 2024	$—	$—	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	33,613	66,739	11,995	597,107
Total realized gains (losses) on investments	5,484	7,753	1,127	935,161
Change in net unrealized appreciation (depreciation) of investments	180,663	(5,708)	(18,398)	633,605
Net gains (losses) on investments	219,760	68,784	(5,276)	2,165,873
Net increase (decrease) in net assets resulting from operations	219,760	68,784	(5,276)	2,165,873
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,414,189	2,254,754	2,293,253	46,323,312
Contract terminations and surrenders	(19,403)	(15,219)	(9,048)	(1,690,151)
Death benefit payments	—	(324)	—	(34,043)
Policy loan transfers	(10,789)	(51,222)	2,832	(284,702)
Transfers to other contracts	(38,236)	(194,593)	(165,708)	(16,580,757)
Cost of insurance and administration charges	(52,005)	(38,405)	(20,141)	(314,237)
Mortality and expenses charges	(5,514)	(1,732)	(3,000)	(51,584)
Surrender charges (refunds)	(6)	(111)	191	28,322
Increase (decrease) in net assets from policy related transactions	3,288,236	1,953,148	2,098,379	27,396,160
Total increase (decrease)	3,507,996	2,021,932	2,093,103	29,562,033
Net assets as of December 31, 2024	3,507,996	2,021,932	2,093,103	29,562,033

Increase (decrease) in net assets
Operations:
Net investment income (loss)	57,852	147,040	25,377	425,423
Total realized gains (losses) on investments	40,268	7,722	37,488	2,628,592
Change in net unrealized appreciation (depreciation) of investments	392,276	(29,007)	277,099	(773,952)
Net gains (losses) on investments	490,396	125,755	339,964	2,280,063
Net increase (decrease) in net assets resulting from operations	490,396	125,755	339,964	2,280,063
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	111,853	270,139	404,504	15,476,125
Contract terminations and surrenders	(145,318)	(142,803)	(88,812)	(1,451,687)
Death benefit payments	(188,534)	(10,125)	—	(135,143)
Policy loan transfers	(5,459)	60,558	5,917	143,263
Transfers to other contracts	(33,656)	(273,225)	(341,428)	(19,084,661)
Cost of insurance and administration charges	(70,438)	(55,313)	(34,811)	(402,630)
Mortality and expenses charges	(8,231)	(2,254)	(4,820)	(66,342)
Surrender charges (refunds)	(40)	12	703	11,185
Increase (decrease) in net assets from policy related transactions	(339,823)	(153,011)	(58,747)	(5,509,890)
Total increase (decrease)	150,573	(27,256)	281,217	(3,229,827)
Net assets as of December 31, 2025	$3,658,569	$1,994,676	$2,374,320	$26,332,206

See accompanying notes.

63

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	LVIP American Century Ultra Fund – Service Class	LVIP American Century Ultra Fund – Standard Class II	LVIP American Century Value Fund – Service Class	LVIP JPMorgan Core Bond Fund – Standard Class
Net assets as of January 1, 2024	$—	$—	$—	$5,140,626

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(260)	686,702	340,012
Total realized gains (losses) on investments	327,994	65,916	418,449	19,124
Change in net unrealized appreciation (depreciation) of investments	1,163,628	599,109	847,740	(312,524)
Net gains (losses) on investments	1,491,622	664,765	1,952,891	46,612
Net increase (decrease) in net assets resulting from operations	1,491,622	664,765	1,952,891	46,612
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	9,426,938	3,681,565	33,016,683	4,154,326
Contract terminations and surrenders	(328,544)	(22,769)	(507,989)	(399,895)
Death benefit payments	—	(11,080)	(70,040)	(20,122)
Policy loan transfers	(203,634)	3,093	37,179	(594)
Transfers to other contracts	(1,599,940)	(166,406)	(2,301,596)	(1,160,690)
Cost of insurance and administration charges	(73,888)	(62,131)	(326,288)	(55,440)
Mortality and expenses charges	(9,397)	(5,224)	(41,094)	(14,142)
Surrender charges (refunds)	(92)	(7)	10,595	(2)
Increase (decrease) in net assets from policy related transactions	7,211,443	3,417,041	29,817,450	2,503,441
Total increase (decrease)	8,703,065	4,081,806	31,770,341	2,550,053
Net assets as of December 31, 2024	8,703,065	4,081,806	31,770,341	7,690,679

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	(43)	448,551	309,597
Total realized gains (losses) on investments	1,011,467	410,581	3,028,450	263
Change in net unrealized appreciation (depreciation) of investments	194,073	94,413	1,104,162	256,932
Net gains (losses) on investments	1,205,540	504,951	4,581,163	566,792
Net increase (decrease) in net assets resulting from operations	1,205,540	504,951	4,581,163	566,792
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,391,520	261,526	2,988,972	2,355,102
Contract terminations and surrenders	(381,695)	(215,407)	(1,097,606)	(600,597)
Death benefit payments	(10,844)	(32,513)	(403,285)	—
Policy loan transfers	(264,741)	(6,393)	(49,768)	(379)
Transfers to other contracts	(695,831)	(145,748)	(5,402,047)	(1,172,206)
Cost of insurance and administration charges	(110,558)	(91,653)	(424,721)	(61,767)
Mortality and expenses charges	(15,182)	(8,175)	(59,536)	(18,857)
Surrender charges (refunds)	(52)	(59)	4,870	(7)
Increase (decrease) in net assets from policy related transactions	(87,383)	(238,422)	(4,443,121)	501,289
Total increase (decrease)	1,118,157	266,529	138,042	1,068,081
Net assets as of December 31, 2025	$9,821,222	$4,348,335	$31,908,383	$8,758,760

See accompanying notes.

64

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	LVIP JPMorgan Small Cap Core Fund – Standard Class	Macquarie VIP Small Cap Value Series – Service Class	MFS® Blended Research® Small Cap Equity Portfolio – Service Class	MFS® Global Equity Series – Service Class
Net assets as of January 1, 2024	$2,464,629	$22,838,899	$2,425,917	$9,133,001

Increase (decrease) in net assets
Operations:
Net investment income (loss)	16,009	227,104	16,900	74,994
Total realized gains (losses) on investments	231,395	2,744,889	(78,932)	421,891
Change in net unrealized appreciation (depreciation) of investments	37,781	(703,128)	154,350	64,555
Net gains (losses) on investments	285,185	2,268,865	92,318	561,440
Net increase (decrease) in net assets resulting from operations	285,185	2,268,865	92,318	561,440
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	325,423	5,101,212	340,148	15,052,149
Contract terminations and surrenders	(11,526)	(699,458)	(287,190)	(1,287,775)
Death benefit payments	—	(147,887)	—	(16,543)
Policy loan transfers	(236,465)	(645,966)	(16,484)	(40,633)
Transfers to other contracts	(806,489)	(6,807,606)	(476,712)	(14,467,427)
Cost of insurance and administration charges	(24,589)	(263,905)	(40,464)	(143,812)
Mortality and expenses charges	(5,934)	(48,348)	(5,879)	(23,373)
Surrender charges (refunds)	—	15,268	9,924	38,560
Increase (decrease) in net assets from policy related transactions	(759,580)	(3,496,690)	(476,657)	(888,854)
Total increase (decrease)	(474,395)	(1,227,825)	(384,339)	(327,414)
Net assets as of December 31, 2024	1,990,234	21,611,074	2,041,578	8,805,587

Increase (decrease) in net assets
Operations:
Net investment income (loss)	10,626	206,664	13,673	50,837
Total realized gains (losses) on investments	224,842	1,047,061	169,620	1,363,971
Change in net unrealized appreciation (depreciation) of investments	(72,167)	183,851	(91,792)	(380,513)
Net gains (losses) on investments	163,301	1,437,576	91,501	1,034,295
Net increase (decrease) in net assets resulting from operations	163,301	1,437,576	91,501	1,034,295
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	435,882	14,044,019	269,923	13,107,817
Contract terminations and surrenders	(196,861)	(531,524)	(89,960)	(191,255)
Death benefit payments	—	(51,829)	—	(67,355)
Policy loan transfers	(104,862)	(59,736)	(6,595)	(1,956)
Transfers to other contracts	(471,381)	(15,680,353)	(438,745)	(14,334,983)
Cost of insurance and administration charges	(24,611)	(232,883)	(34,631)	(129,816)
Mortality and expenses charges	(4,852)	(44,153)	(4,393)	(20,493)
Surrender charges (refunds)	(3)	3,200	1,068	1,652
Increase (decrease) in net assets from policy related transactions	(366,688)	(2,553,259)	(303,333)	(1,636,389)
Total increase (decrease)	(203,387)	(1,115,683)	(211,832)	(602,094)
Net assets as of December 31, 2025	$1,786,847	$20,495,391	$1,829,746	$8,203,493

See accompanying notes.

65

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	MFS® Growth Series – Service Class	MFS® Inflation–Adjusted Bond Portfolio – Service Class	MFS® International Intrinsic Value Portfolio – Service Class	MFS® Mid Cap Growth Series – Service Class
Net assets as of January 1, 2024	$54,093,811	$1,348,677	$31,461,303	$53,794

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	12,570	355,690	—
Total realized gains (losses) on investments	4,875,778	(361,869)	1,490,506	6,297
Change in net unrealized appreciation (depreciation) of investments	12,294,596	302,400	305,649	1,635
Net gains (losses) on investments	17,170,374	(46,899)	2,151,845	7,932
Net increase (decrease) in net assets resulting from operations	17,170,374	(46,899)	2,151,845	7,932
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	21,068,512	511,894	9,973,351	21,035
Contract terminations and surrenders	(2,356,759)	(27,845)	(1,822,330)	(6,697)
Death benefit payments	(135,093)	—	(49,397)	—
Policy loan transfers	(2,210,510)	242	(736,847)	—
Transfers to other contracts	(14,989,753)	(1,403,710)	(9,507,347)	(14,477)
Cost of insurance and administration charges	(882,156)	(8,645)	(454,561)	(1,402)
Mortality and expenses charges	(165,218)	(1,958)	(78,892)	(159)
Surrender charges (refunds)	62,064	976	56,150	—
Increase (decrease) in net assets from policy related transactions	391,087	(929,046)	(2,619,873)	(1,700)
Total increase (decrease)	17,561,461	(975,945)	(468,028)	6,232
Net assets as of December 31, 2024	71,655,272	372,732	30,993,275	60,026

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	5,391	482,423	—
Total realized gains (losses) on investments	13,967,812	(38,155)	1,637,578	68,167
Change in net unrealized appreciation (depreciation) of investments	(5,719,181)	51,638	7,943,878	(81,760)
Net gains (losses) on investments	8,248,631	18,874	10,063,879	(13,593)
Net increase (decrease) in net assets resulting from operations	8,248,631	18,874	10,063,879	(13,593)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	12,929,063	137,368	21,088,178	10,282,558
Contract terminations and surrenders	(3,293,574)	(12,780)	(1,477,645)	(248)
Death benefit payments	(187,044)	—	(98,148)	—
Policy loan transfers	750,736	(79,053)	(35,064)	—
Transfers to other contracts	(16,315,036)	(266,748)	(19,149,592)	(9,007,269)
Cost of insurance and administration charges	(966,925)	(3,640)	(505,895)	(3,207)
Mortality and expenses charges	(179,280)	(585)	(87,224)	(2,404)
Surrender charges (refunds)	23,907	166	13,562	—
Increase (decrease) in net assets from policy related transactions	(7,238,153)	(225,272)	(251,828)	1,269,430
Total increase (decrease)	1,010,478	(206,398)	9,812,051	1,255,837
Net assets as of December 31, 2025	$72,665,750	$166,334	$40,805,326	$1,315,863

See accompanying notes.

66

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	MFS® Mid Cap Value Portfolio – Service Class	MFS® New Discovery Series – Service Class	MFS® New Discovery Value Portfolio – Service Class	MFS® Research International Portfolio – Service Class
Net assets as of January 1, 2024	$5,755,582	$13,441,373	$2,586,171	$3,249,832

Increase (decrease) in net assets
Operations:
Net investment income (loss)	72,872	—	38,250	47,172
Total realized gains (losses) on investments	426,862	(2,851,180)	167,669	(50,299)
Change in net unrealized appreciation (depreciation) of investments	321,825	3,725,374	53,466	93,112
Net gains (losses) on investments	821,559	874,194	259,385	89,985
Net increase (decrease) in net assets resulting from operations	821,559	874,194	259,385	89,985
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,320,378	3,368,528	2,613,462	1,426,097
Contract terminations and surrenders	(160,004)	(539,633)	(71,758)	(100,699)
Death benefit payments	(580)	(45,338)	(16,729)	(3,999)
Policy loan transfers	(79,595)	52,465	(19,628)	(81,593)
Transfers to other contracts	(965,377)	(3,416,701)	(703,845)	(1,234,292)
Cost of insurance and administration charges	(147,640)	(227,728)	(48,340)	(48,500)
Mortality and expenses charges	(16,291)	(26,909)	(8,716)	(8,408)
Surrender charges (refunds)	4,543	5,958	2,448	3,683
Increase (decrease) in net assets from policy related transactions	1,955,434	(829,358)	1,746,894	(47,711)
Total increase (decrease)	2,776,993	44,836	2,006,279	42,274
Net assets as of December 31, 2024	8,532,575	13,486,209	4,592,450	3,292,106

Increase (decrease) in net assets
Operations:
Net investment income (loss)	97,520	—	67,187	49,949
Total realized gains (losses) on investments	1,101,509	(457,537)	422,597	69,709
Change in net unrealized appreciation (depreciation) of investments	(503,955)	2,064,395	(377,473)	593,181
Net gains (losses) on investments	695,074	1,606,858	112,311	712,839
Net increase (decrease) in net assets resulting from operations	695,074	1,606,858	112,311	712,839
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	12,294,965	2,121,472	1,918,975	1,317,991
Contract terminations and surrenders	(143,561)	(359,177)	(148,887)	(366,329)
Death benefit payments	(130,387)	(113,170)	—	(101,547)
Policy loan transfers	(101,118)	(162,210)	(36,403)	(21,313)
Transfers to other contracts	(8,355,183)	(2,119,334)	(2,466,696)	(571,129)
Cost of insurance and administration charges	(212,057)	(203,208)	(51,166)	(50,181)
Mortality and expenses charges	(25,125)	(25,310)	(10,459)	(8,618)
Surrender charges (refunds)	1,406	1,433	2,212	2,998
Increase (decrease) in net assets from policy related transactions	3,328,940	(859,504)	(792,424)	201,872
Total increase (decrease)	4,024,014	747,354	(680,113)	914,711
Net assets as of December 31, 2025	$12,556,589	$14,233,563	$3,912,337	$4,206,817

See accompanying notes.

67

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	MFS® Total Return Series – Service Class	MFS® Utilities Series – Service Class	MFS® Value Series – Service Class	MidCap Account – Class 1
Net assets as of January 1, 2024	$5,741,817	$5,015,063	$39,372,215	$244,640,642

Increase (decrease) in net assets
Operations:
Net investment income (loss)	170,100	101,250	596,173	483,216
Total realized gains (losses) on investments	175,203	63,593	3,735,654	30,050,852
Change in net unrealized appreciation (depreciation) of investments	137,489	350,486	48,051	17,788,322
Net gains (losses) on investments	482,792	515,329	4,379,878	48,322,390
Net increase (decrease) in net assets resulting from operations	482,792	515,329	4,379,878	48,322,390
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,234,869	887,035	11,223,008	48,448,330
Contract terminations and surrenders	(34,664)	(176,657)	(1,679,804)	(12,232,004)
Death benefit payments	(18,208)	(5,957)	(66,901)	(2,049,055)
Policy loan transfers	(4,692)	(29,843)	(417,939)	(3,526,761)
Transfers to other contracts	(1,713,196)	(1,101,673)	(11,592,724)	(53,257,039)
Cost of insurance and administration charges	(108,828)	(89,391)	(581,140)	(4,065,851)
Mortality and expenses charges	(18,320)	(9,707)	(103,664)	(414,491)
Surrender charges (refunds)	902	1,553	22,175	62,235
Increase (decrease) in net assets from policy related transactions	1,337,863	(524,640)	(3,196,989)	(27,034,636)
Total increase (decrease)	1,820,655	(9,311)	1,182,889	21,287,754
Net assets as of December 31, 2024	7,562,472	5,005,752	40,555,104	265,928,396

Increase (decrease) in net assets
Operations:
Net investment income (loss)	212,000	147,059	593,365	636,526
Total realized gains (losses) on investments	436,205	19,001	2,761,508	37,369,919
Change in net unrealized appreciation (depreciation) of investments	209,675	554,672	1,723,267	(33,351,887)
Net gains (losses) on investments	857,880	720,732	5,078,140	4,654,558
Net increase (decrease) in net assets resulting from operations	857,880	720,732	5,078,140	4,654,558
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,299,833	1,230,433	25,937,287	34,286,809
Contract terminations and surrenders	(118,291)	(219,711)	(1,304,243)	(11,189,804)
Death benefit payments	(14,834)	(2,789)	(109,233)	(2,296,987)
Policy loan transfers	(1,180)	(28,739)	229,954	(1,383,508)
Transfers to other contracts	(1,480,986)	(978,783)	(26,076,116)	(33,958,371)
Cost of insurance and administration charges	(122,936)	(70,898)	(543,992)	(3,638,493)
Mortality and expenses charges	(20,458)	(9,120)	(106,633)	(417,519)
Surrender charges (refunds)	1,482	1,684	9,252	(23)
Increase (decrease) in net assets from policy related transactions	1,542,630	(77,923)	(1,963,724)	(18,597,896)
Total increase (decrease)	2,400,510	642,809	3,114,416	(13,943,338)
Net assets as of December 31, 2025	$9,962,982	$5,648,561	$43,669,520	$251,985,058

See accompanying notes.

68

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares	Neuberger Berman AMT Quality Equity Portfolio – I Class Shares	PIMCO VIT All Asset Portfolio – Administrative Class	PIMCO VIT CommodityReal Return® Strategy Portfolio – Administrative Class
Net assets as of January 1, 2024	$1,028,480	$7,189,217	$2,696,603	$1,258,187

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	18,072	173,423	22,314
Total realized gains (losses) on investments	32,559	783,180	(81,490)	(125,469)
Change in net unrealized appreciation (depreciation) of investments	145,441	1,022,133	7,938	142,677
Net gains (losses) on investments	178,000	1,823,385	99,871	39,522
Net increase (decrease) in net assets resulting from operations	178,000	1,823,385	99,871	39,522
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	216,295	1,038,833	991,273	276,035
Contract terminations and surrenders	(44,202)	(95,944)	(133,679)	(25,046)
Death benefit payments	(1,320)	(78,331)	(356)	(1,558)
Policy loan transfers	(16)	11,385	2,161	(1,632)
Transfers to other contracts	(642,753)	(1,199,592)	(998,403)	(512,701)
Cost of insurance and administration charges	(14,238)	(96,893)	(36,827)	(15,286)
Mortality and expenses charges	(2,462)	(18,567)	(7,118)	(2,897)
Surrender charges (refunds)	(45)	1,998	4,652	749
Increase (decrease) in net assets from policy related transactions	(488,741)	(437,111)	(178,297)	(282,336)
Total increase (decrease)	(310,741)	1,386,274	(78,426)	(242,814)
Net assets as of December 31, 2024	717,739	8,575,491	2,618,177	1,015,373

Increase (decrease) in net assets
Operations:
Net investment income (loss)	—	—	129,396	36,400
Total realized gains (losses) on investments	163,350	1,672,151	(52,883)	(16,673)
Change in net unrealized appreciation (depreciation) of investments	(114,992)	(568,718)	294,623	190,784
Net gains (losses) on investments	48,358	1,103,433	371,136	210,511
Net increase (decrease) in net assets resulting from operations	48,358	1,103,433	371,136	210,511
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	139,238	547,933	406,746	396,704
Contract terminations and surrenders	(152,520)	(529,477)	(107,433)	(37,349)
Death benefit payments	—	(186,848)	—	(3,443)
Policy loan transfers	(74,349)	10,836	(1,405)	(18,142)
Transfers to other contracts	(145,564)	(2,747,459)	(381,192)	(125,591)
Cost of insurance and administration charges	(13,340)	(66,386)	(38,038)	(16,639)
Mortality and expenses charges	(2,311)	(18,953)	(7,405)	(3,304)
Surrender charges (refunds)	441	75	1,395	49
Increase (decrease) in net assets from policy related transactions	(248,405)	(2,990,279)	(127,332)	192,285
Total increase (decrease)	(200,047)	(1,886,846)	243,804	402,796
Net assets as of December 31, 2025	$517,692	$6,688,645	$2,861,981	$1,418,169

See accompanying notes.

69

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	PIMCO VIT High Yield Portfolio – Administrative Class	PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class	PIMCO VIT Low Duration Portfolio – Administrative Class
Net assets as of January 1, 2024	$2,062,177	$23,789,243	$1,015,995	$6,443,959

Increase (decrease) in net assets
Operations:
Net investment income (loss)	83,247	1,329,089	29,550	279,755
Total realized gains (losses) on investments	(87,805)	(675,754)	(28,845)	(41,984)
Change in net unrealized appreciation (depreciation) of investments	76,303	836,505	(71,872)	75,031
Net gains (losses) on investments	71,745	1,489,840	(71,167)	312,802
Net increase (decrease) in net assets resulting from operations	71,745	1,489,840	(71,167)	312,802
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,988,344	10,490,336	1,911,708	952,329
Contract terminations and surrenders	(1,218,520)	(1,213,495)	(144)	(11,055)
Death benefit payments	(2,002)	(45,762)	—	(3,366)
Policy loan transfers	(18,842)	(198,887)	(27,971)	2,062
Transfers to other contracts	(1,535,087)	(10,564,760)	(312,181)	(519,955)
Cost of insurance and administration charges	(19,183)	(347,563)	(12,750)	(67,261)
Mortality and expenses charges	(3,803)	(59,763)	(2,702)	(15,013)
Surrender charges (refunds)	42,670	40,246	5	67
Increase (decrease) in net assets from policy related transactions	(766,423)	(1,899,648)	1,555,965	337,808
Total increase (decrease)	(694,678)	(409,808)	1,484,798	650,610
Net assets as of December 31, 2024	1,367,499	23,379,435	2,500,793	7,094,569

Increase (decrease) in net assets
Operations:
Net investment income (loss)	99,929	1,511,520	86,486	351,117
Total realized gains (losses) on investments	54,735	(70,676)	(73,257)	(11,834)
Change in net unrealized appreciation (depreciation) of investments	49,463	627,022	147,508	140,332
Net gains (losses) on investments	204,127	2,067,866	160,737	479,615
Net increase (decrease) in net assets resulting from operations	204,127	2,067,866	160,737	479,615
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,015,161	16,908,543	690,050	6,724,354
Contract terminations and surrenders	(23,722)	(932,333)	(197)	(1,454)
Death benefit payments	(50)	(7,866)	—	—
Policy loan transfers	1,099	(127,556)	(4,384)	—
Transfers to other contracts	(7,535,271)	(16,065,232)	(692,842)	(4,188,003)
Cost of insurance and administration charges	(20,282)	(345,159)	(22,803)	(66,625)
Mortality and expenses charges	(3,945)	(60,792)	(6,190)	(18,763)
Surrender charges (refunds)	308	12,407	3	19
Increase (decrease) in net assets from policy related transactions	(566,702)	(617,988)	(36,363)	2,449,528
Total increase (decrease)	(362,575)	1,449,878	124,374	2,929,143
Net assets as of December 31, 2025	$1,004,924	$24,829,313	$2,625,167	$10,023,712

See accompanying notes.

70

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	PIMCO VIT Real Return Portfolio – Administrative Class	PIMCO VIT Short-Term Portfolio – Administrative Class	PIMCO VIT Total Return Portfolio – Administrative Class	Principal Capital Appreciation Account – Class 1
Net assets as of January 1, 2024	$15,101,010	$37,659,504	$38,143,782	$32,484,843

Increase (decrease) in net assets
Operations:
Net investment income (loss)	395,082	1,804,968	1,520,645	266,520
Total realized gains (losses) on investments	(725,084)	187,806	(1,929,514)	2,576,840
Change in net unrealized appreciation (depreciation) of investments	630,445	124,667	1,333,817	5,356,940
Net gains (losses) on investments	300,443	2,117,441	924,948	8,200,300
Net increase (decrease) in net assets resulting from operations	300,443	2,117,441	924,948	8,200,300
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	12,880,092	61,582,616	31,823,309	5,243,663
Contract terminations and surrenders	(1,190,657)	(1,706,048)	(1,822,896)	(1,114,090)
Death benefit payments	(36,844)	(65,156)	(45,234)	(349,639)
Policy loan transfers	75,146	(476,071)	(353,491)	(291,403)
Transfers to other contracts	(11,409,709)	(61,579,496)	(30,481,538)	(4,934,966)
Cost of insurance and administration charges	(254,172)	(380,241)	(456,625)	(656,053)
Mortality and expenses charges	(36,564)	(88,324)	(86,961)	(64,653)
Surrender charges (refunds)	36,003	46,547	52,902	1,895
Increase (decrease) in net assets from policy related transactions	63,295	(2,666,173)	(1,370,534)	(2,165,246)
Total increase (decrease)	363,738	(548,732)	(445,586)	6,035,054
Net assets as of December 31, 2024	15,464,748	37,110,772	37,698,196	38,519,897

Increase (decrease) in net assets
Operations:
Net investment income (loss)	518,997	1,667,349	1,714,337	221,801
Total realized gains (losses) on investments	(824,264)	62,602	(1,811,765)	5,497,110
Change in net unrealized appreciation (depreciation) of investments	1,481,094	(24,800)	3,687,853	76,004
Net gains (losses) on investments	1,175,827	1,705,151	3,590,425	5,794,915
Net increase (decrease) in net assets resulting from operations	1,175,827	1,705,151	3,590,425	5,794,915
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	13,435,764	65,743,478	45,544,518	10,942,825
Contract terminations and surrenders	(484,224)	(3,776,560)	(1,038,291)	(2,175,639)
Death benefit payments	(17,829)	(42,258)	(150,107)	(112,461)
Policy loan transfers	(83,596)	232,481	(42,195)	(183,513)
Transfers to other contracts	(12,710,941)	(54,156,049)	(38,433,793)	(5,743,888)
Cost of insurance and administration charges	(284,220)	(368,665)	(533,445)	(605,370)
Mortality and expenses charges	(37,494)	(89,729)	(96,986)	(76,473)
Surrender charges (refunds)	2,361	32,655	11,989	11,070
Increase (decrease) in net assets from policy related transactions	(180,179)	7,575,353	5,261,690	2,056,551
Total increase (decrease)	995,648	9,280,504	8,852,115	7,851,466
Net assets as of December 31, 2025	$16,460,396	$46,391,276	$46,550,311	$46,371,363

See accompanying notes.

71

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Principal LifeTime 2020 Account – Class 1	Principal LifeTime 2030 Account – Class 1	Principal LifeTime 2040 Account – Class 1	Principal LifeTime 2050 Account – Class 1
Net assets as of January 1, 2024	$86,753,595	$175,452,062	$102,220,318	$47,060,176

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,357,515	3,922,238	1,806,497	730,841
Total realized gains (losses) on investments	(2,046,472)	4,344,819	2,027,058	463,620
Change in net unrealized appreciation (depreciation) of investments	5,560,688	7,414,858	7,403,462	5,106,800
Net gains (losses) on investments	5,871,731	15,681,915	11,237,017	6,301,261
Net increase (decrease) in net assets resulting from operations	5,871,731	15,681,915	11,237,017	6,301,261
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	47,126,669	76,850,220	48,616,071	15,392,445
Contract terminations and surrenders	(5,586,842)	(10,025,284)	(6,163,827)	(2,974,253)
Death benefit payments	(320,890)	(321,058)	(176,826)	(149,429)
Policy loan transfers	(603,573)	(587,772)	1,056,114	(611,305)
Transfers to other contracts	(50,797,842)	(71,526,269)	(44,056,955)	(14,416,936)
Cost of insurance and administration charges	(1,440,684)	(2,788,556)	(1,588,441)	(752,047)
Mortality and expenses charges	(196,434)	(441,313)	(241,971)	(95,633)
Surrender charges (refunds)	153,044	271,650	149,009	67,472
Increase (decrease) in net assets from policy related transactions	(11,666,552)	(8,568,382)	(2,406,826)	(3,539,686)
Total increase (decrease)	(5,794,821)	7,113,533	8,830,191	2,761,575
Net assets as of December 31, 2024	80,958,774	182,565,595	111,050,509	49,821,751

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,393,373	4,385,450	1,973,413	731,347
Total realized gains (losses) on investments	(11,320)	7,614,468	7,341,492	5,318,403
Change in net unrealized appreciation (depreciation) of investments	6,349,295	11,763,382	8,542,780	2,746,713
Net gains (losses) on investments	8,731,348	23,763,300	17,857,685	8,796,463
Net increase (decrease) in net assets resulting from operations	8,731,348	23,763,300	17,857,685	8,796,463
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	54,362,302	60,663,563	49,882,796	14,891,768
Contract terminations and surrenders	(5,728,934)	(8,675,104)	(5,050,640)	(2,433,910)
Death benefit payments	(256,141)	(294,696)	(286,028)	(39,752)
Policy loan transfers	177,186	360,670	(372,899)	(472,803)
Transfers to other contracts	(58,428,723)	(58,547,675)	(34,601,360)	(12,152,451)
Cost of insurance and administration charges	(1,234,482)	(2,554,126)	(1,692,632)	(790,157)
Mortality and expenses charges	(181,698)	(452,587)	(277,921)	(104,315)
Surrender charges (refunds)	45,987	79,142	45,333	20,943
Increase (decrease) in net assets from policy related transactions	(11,244,503)	(9,420,813)	7,646,649	(1,080,677)
Total increase (decrease)	(2,513,155)	14,342,487	25,504,334	7,715,786
Net assets as of December 31, 2025	$78,445,619	$196,908,082	$136,554,843	$57,537,537

See accompanying notes.

72

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Principal LifeTime 2060 Account – Class 1	Principal LifeTime Strategic Income Account – Class 1	Putnam VT International Equity Fund – Class IB	Putnam VT International Value Fund – Class IB
Net assets as of January 1, 2024	$12,636,189	$34,372,053	$1,223,380	$1,003,992

Increase (decrease) in net assets
Operations:
Net investment income (loss)	189,835	881,574	27,406	25,330
Total realized gains (losses) on investments	113,884	424,934	(2,438)	13,406
Change in net unrealized appreciation (depreciation) of investments	1,394,053	786,447	17,456	(32,905)
Net gains (losses) on investments	1,697,772	2,092,955	42,424	5,831
Net increase (decrease) in net assets resulting from operations	1,697,772	2,092,955	42,424	5,831
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	9,826,781	29,223,327	50,732	768,679
Contract terminations and surrenders	(1,000,322)	(2,360,175)	(170,425)	(9,005)
Death benefit payments	(74,536)	(158,795)	—	—
Policy loan transfers	(45,586)	(412,764)	2,909	—
Transfers to other contracts	(5,954,483)	(28,837,160)	(5,306)	(53,159)
Cost of insurance and administration charges	(203,800)	(528,276)	(16,255)	(23,391)
Mortality and expenses charges	(38,861)	(77,688)	(3,741)	(3,037)
Surrender charges (refunds)	18,973	61,393	(1)	657
Increase (decrease) in net assets from policy related transactions	2,528,166	(3,090,138)	(142,087)	680,744
Total increase (decrease)	4,225,938	(997,183)	(99,663)	686,575
Net assets as of December 31, 2024	16,862,127	33,374,870	1,123,717	1,690,567

Increase (decrease) in net assets
Operations:
Net investment income (loss)	218,328	978,355	151	22,690
Total realized gains (losses) on investments	1,879,893	1,834,900	138,838	90,614
Change in net unrealized appreciation (depreciation) of investments	900,044	442,314	276,796	677,600
Net gains (losses) on investments	2,998,265	3,255,569	415,785	790,904
Net increase (decrease) in net assets resulting from operations	2,998,265	3,255,569	415,785	790,904
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	9,113,762	21,227,560	164,357	2,552,559
Contract terminations and surrenders	(770,619)	(2,012,253)	(159,842)	(102,207)
Death benefit payments	(14,540)	(167,117)	—	—
Policy loan transfers	63,897	113,207	(22,526)	(23,396)
Transfers to other contracts	(7,546,832)	(22,478,166)	(168,098)	(348,570)
Cost of insurance and administration charges	(233,701)	(480,956)	(17,584)	(79,464)
Mortality and expenses charges	(45,618)	(74,484)	(3,862)	(6,786)
Surrender charges (refunds)	9,416	15,206	(2)	1,125
Increase (decrease) in net assets from policy related transactions	575,765	(3,857,003)	(207,557)	1,993,261
Total increase (decrease)	3,574,030	(601,434)	208,228	2,784,165
Net assets as of December 31, 2025	$20,436,157	$32,773,436	$1,331,945	$4,474,732

See accompanying notes.

73

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Putnam VT Large Cap Growth Fund – Class IB	Putnam VT Large Cap Value Fund – Class IB	Putnam VT Small Cap Growth Fund – Class IB	Putnam VT Small Cap Value Fund – Class IB
Net assets as of January 1, 2024	$46,879,019	$4,116,745	$—	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(721)	51,597	(2)	—
Total realized gains (losses) on investments	4,900,862	285,638	412	23
Change in net unrealized appreciation (depreciation) of investments	10,599,226	285,681	(81,282)	(831)
Net gains (losses) on investments	15,499,367	622,916	(80,872)	(808)
Net increase (decrease) in net assets resulting from operations	15,499,367	622,916	(80,872)	(808)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,844,566	5,232,334	1,573,941	300,578
Contract terminations and surrenders	(2,545,050)	(156,480)	—	—
Death benefit payments	(320,589)	—	—	—
Policy loan transfers	(137,885)	(8,326)	—	—
Transfers to other contracts	(4,064,590)	(513,550)	(3,896)	—
Cost of insurance and administration charges	(828,940)	(44,399)	(2,999)	(484)
Mortality and expenses charges	(132,650)	(13,596)	(570)	(129)
Surrender charges (refunds)	(167)	(1)	—	—
Increase (decrease) in net assets from policy related transactions	(185,305)	4,495,982	1,566,476	299,965
Total increase (decrease)	15,314,062	5,118,898	1,485,604	299,157
Net assets as of December 31, 2024	62,193,081	9,235,643	1,485,604	299,157

Increase (decrease) in net assets
Operations:
Net investment income (loss)	(807)	141,308	8,986	2,809
Total realized gains (losses) on investments	11,009,215	948,925	142,248	117,334
Change in net unrealized appreciation (depreciation) of investments	1,683,160	851,577	162,995	60,636
Net gains (losses) on investments	12,691,568	1,941,810	314,229	180,779
Net increase (decrease) in net assets resulting from operations	12,691,568	1,941,810	314,229	180,779
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	58,089,830	2,429,229	2,707,859	1,613,634
Contract terminations and surrenders	(3,322,888)	(528,197)	—	(18,772)
Death benefit payments	(519,071)	—	(28,959)	—
Policy loan transfers	(652,422)	(2,636)	23,328	26,377
Transfers to other contracts	(24,302,573)	(1,200,996)	(278,804)	(1,050,712)
Cost of insurance and administration charges	(1,193,866)	(78,018)	(31,798)	(8,660)
Mortality and expenses charges	(207,067)	(24,008)	(7,583)	(2,705)
Surrender charges (refunds)	5,489	(6)	—	244
Increase (decrease) in net assets from policy related transactions	27,897,432	595,368	2,384,043	559,406
Total increase (decrease)	40,589,000	2,537,178	2,698,272	740,185
Net assets as of December 31, 2025	$102,782,081	$11,772,821	$4,183,876	$1,039,342

See accompanying notes.

74

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Real Estate Securities Account – Class 1	Rydex VI Basic Materials Fund	Rydex VI Utilities Fund	SAM Balanced Portfolio – Class 1
Net assets as of January 1, 2024	$68,877,446	$566,977	$6,162	$89,803,653

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,546,999	5,850	89	2,060,648
Total realized gains (losses) on investments	(183,059)	57,765	637	(1,042,341)
Change in net unrealized appreciation (depreciation) of investments	2,192,674	(71,668)	769	10,408,979
Net gains (losses) on investments	3,556,614	(8,053)	1,495	11,427,286
Net increase (decrease) in net assets resulting from operations	3,556,614	(8,053)	1,495	11,427,286
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	18,130,010	132,833	(1)	64,606,438
Contract terminations and surrenders	(2,821,583)	(15,146)	—	(5,773,424)
Death benefit payments	(390,372)	(4,072)	—	(543,497)
Policy loan transfers	(907,753)	(2,857)	(117)	(78,140)
Transfers to other contracts	(20,001,716)	(193,886)	(6,098)	(53,854,866)
Cost of insurance and administration charges	(1,323,845)	(4,139)	(286)	(2,279,123)
Mortality and expenses charges	(146,134)	(1,227)	(9)	(168,715)
Surrender charges (refunds)	30,261	531	—	50,083
Increase (decrease) in net assets from policy related transactions	(7,431,132)	(87,963)	(6,511)	1,958,756
Total increase (decrease)	(3,874,518)	(96,016)	(5,016)	13,386,042
Net assets as of December 31, 2024	65,002,928	470,961	1,146	103,189,695

Increase (decrease) in net assets
Operations:
Net investment income (loss)	993,631	2,622	14	2,451,772
Total realized gains (losses) on investments	12,852	65,996	58	8,476,362
Change in net unrealized appreciation (depreciation) of investments	(93,645)	(13,156)	217	2,745,256
Net gains (losses) on investments	912,838	55,462	289	13,673,390
Net increase (decrease) in net assets resulting from operations	912,838	55,462	289	13,673,390
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	17,072,423	119,176	109,013	45,842,718
Contract terminations and surrenders	(2,716,078)	—	—	(6,145,807)
Death benefit payments	(333,916)	—	—	(2,556,253)
Policy loan transfers	(337,701)	(6,151)	(122)	(822,590)
Transfers to other contracts	(17,237,617)	(474,739)	—	(42,286,801)
Cost of insurance and administration charges	(1,165,944)	(1,242)	(319)	(1,719,341)
Mortality and expenses charges	(142,355)	(512)	(26)	(168,731)
Surrender charges (refunds)	11,261	—	—	36,359
Increase (decrease) in net assets from policy related transactions	(4,849,927)	(363,468)	108,546	(7,820,446)
Total increase (decrease)	(3,937,089)	(308,006)	108,835	5,852,944
Net assets as of December 31, 2025	$61,065,839	$162,955	$109,981	$109,042,639

See accompanying notes.

75

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	SAM Conservative Balanced Portfolio – Class 1	SAM Conservative Growth Portfolio – Class 1	SAM Flexible Income Portfolio – Class 1	SAM Strategic Growth Portfolio – Class 1
Net assets as of January 1, 2024	$56,197,938	$81,303,268	$24,091,965	$84,244,669

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,503,978	1,307,176	855,886	984,865
Total realized gains (losses) on investments	(24,770)	(142,902)	(572,813)	1,260,888
Change in net unrealized appreciation (depreciation) of investments	3,497,853	11,216,902	1,419,649	11,913,497
Net gains (losses) on investments	4,977,061	12,381,176	1,702,722	14,159,250
Net increase (decrease) in net assets resulting from operations	4,977,061	12,381,176	1,702,722	14,159,250
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	14,577,191	13,827,878	6,749,515	11,188,395
Contract terminations and surrenders	(1,648,270)	(3,455,511)	(513,319)	(3,153,931)
Death benefit payments	(1,766,981)	(493,287)	(243,823)	(1,034,567)
Policy loan transfers	2,386,624	(623,803)	(29,561)	(1,180,033)
Transfers to other contracts	(13,051,616)	(15,602,801)	(4,053,060)	(8,804,914)
Cost of insurance and administration charges	(987,419)	(1,494,093)	(484,665)	(1,501,271)
Mortality and expenses charges	(119,224)	(123,649)	(53,021)	(119,771)
Surrender charges (refunds)	40,404	23,962	(54)	8,779
Increase (decrease) in net assets from policy related transactions	(569,291)	(7,941,304)	1,372,012	(4,597,313)
Total increase (decrease)	4,407,770	4,439,872	3,074,734	9,561,937
Net assets as of December 31, 2024	60,605,708	85,743,140	27,166,699	93,806,606

Increase (decrease) in net assets
Operations:
Net investment income (loss)	1,620,820	1,490,841	902,531	1,327,622
Total realized gains (losses) on investments	471,301	8,220,971	(604,002)	11,687,679
Change in net unrealized appreciation (depreciation) of investments	4,204,250	2,819,556	2,083,703	2,107,987
Net gains (losses) on investments	6,296,371	12,531,368	2,382,232	15,123,288
Net increase (decrease) in net assets resulting from operations	6,296,371	12,531,368	2,382,232	15,123,288
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	13,020,492	9,220,404	4,103,424	14,089,946
Contract terminations and surrenders	(2,357,254)	(5,716,709)	(1,483,235)	(3,461,536)
Death benefit payments	(145,389)	(732,291)	(38,183)	(642,020)
Policy loan transfers	278,913	(523,999)	496,469	(2,312,201)
Transfers to other contracts	(15,847,671)	(9,131,750)	(6,138,886)	(12,464,123)
Cost of insurance and administration charges	(868,613)	(1,183,984)	(436,146)	(1,289,055)
Mortality and expenses charges	(111,343)	(104,342)	(54,542)	(125,446)
Surrender charges (refunds)	25,696	24,131	(186)	(1,145)
Increase (decrease) in net assets from policy related transactions	(6,005,169)	(8,148,540)	(3,551,285)	(6,205,580)
Total increase (decrease)	291,202	4,382,828	(1,169,053)	8,917,708
Net assets as of December 31, 2025	$60,896,910	$90,125,968	$25,997,646	$102,724,314

See accompanying notes.

76

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Short-Term Income Account – Class 1	SmallCap Account – Class 1	T. Rowe Price Equity Income Portfolio – II	T. Rowe Price Health Sciences Portfolio – II
Net assets as of January 1, 2024	$72,971,742	$85,240,277	$1,561,268	$1,744,814

Increase (decrease) in net assets
Operations:
Net investment income (loss)	2,531,113	318,509	31,799	—
Total realized gains (losses) on investments	(390,711)	1,163,833	166,934	385,931
Change in net unrealized appreciation (depreciation) of investments	1,540,066	4,442,941	(17,972)	(482,701)
Net gains (losses) on investments	3,680,468	5,925,283	180,761	(96,770)
Net increase (decrease) in net assets resulting from operations	3,680,468	5,925,283	180,761	(96,770)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	35,902,478	21,732,460	5,221,824	22,090,760
Contract terminations and surrenders	(2,981,774)	(3,600,640)	(41,120)	(824,182)
Death benefit payments	(1,469,322)	(464,703)	(6,594)	—
Policy loan transfers	722,276	(254,087)	—	(22,746)
Transfers to other contracts	(37,338,409)	(21,026,545)	(4,641,903)	(19,117,056)
Cost of insurance and administration charges	(1,334,653)	(1,732,268)	(18,095)	(27,234)
Mortality and expenses charges	(187,848)	(207,580)	(5,134)	(8,577)
Surrender charges (refunds)	36,420	26,319	—	17,841
Increase (decrease) in net assets from policy related transactions	(6,650,832)	(5,527,044)	508,978	2,108,806
Total increase (decrease)	(2,970,364)	398,239	689,739	2,012,036
Net assets as of December 31, 2024	70,001,378	85,638,516	2,251,007	3,756,850

Increase (decrease) in net assets
Operations:
Net investment income (loss)	3,161,748	278,206	35,673	—
Total realized gains (losses) on investments	1,104,632	3,635,773	306,100	(137,372)
Change in net unrealized appreciation (depreciation) of investments	(504,714)	8,138,983	(27,848)	733,861
Net gains (losses) on investments	3,761,666	12,052,962	313,925	596,489
Net increase (decrease) in net assets resulting from operations	3,761,666	12,052,962	313,925	596,489
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	41,017,634	13,249,204	5,525,619	18,894,445
Contract terminations and surrenders	(2,767,004)	(3,068,977)	(15)	(1,246,254)
Death benefit payments	(340,486)	(436,902)	—	(10,805)
Policy loan transfers	(182,342)	(450,380)	—	2,609
Transfers to other contracts	(31,341,362)	(14,468,846)	(5,417,142)	(18,241,048)
Cost of insurance and administration charges	(1,122,977)	(1,498,800)	(20,252)	(30,376)
Mortality and expenses charges	(177,695)	(205,783)	(6,481)	(8,716)
Surrender charges (refunds)	27,302	6,864	—	8,555
Increase (decrease) in net assets from policy related transactions	5,113,070	(6,873,620)	81,729	(631,590)
Total increase (decrease)	8,874,736	5,179,342	395,654	(35,101)
Net assets as of December 31, 2025	$78,876,114	$90,817,858	$2,646,661	$3,721,749

See accompanying notes.

77

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	TOPS® Managed Risk Balanced ETF Portfolio – Class 2	TOPS® Managed Risk Growth ETF Portfolio – Class 2	TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2	VanEck VIP Trust Global Resources Fund – Class S Shares
Net assets as of January 1, 2024	$746,805	$1,133,229	$1,020,254	$1,704,101

Increase (decrease) in net assets
Operations:
Net investment income (loss)	25,555	30,307	24,179	41,266
Total realized gains (losses) on investments	(46,233)	(24,192)	(151,410)	61,396
Change in net unrealized appreciation (depreciation) of investments	76,098	85,531	197,625	(149,057)
Net gains (losses) on investments	55,420	91,646	70,394	(46,395)
Net increase (decrease) in net assets resulting from operations	55,420	91,646	70,394	(46,395)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	270,196	168,910	314,244	186,352
Contract terminations and surrenders	(3,551)	—	—	(68,070)
Death benefit payments	—	—	—	(422)
Policy loan transfers	—	8,798	(75)	(101,727)
Transfers to other contracts	(52,889)	(34,182)	(397,481)	(119,882)
Cost of insurance and administration charges	(12,618)	(18,990)	(16,608)	(46,940)
Mortality and expenses charges	(1,912)	(4,074)	(2,820)	(2,023)
Surrender charges (refunds)	(1)	—	—	(149)
Increase (decrease) in net assets from policy related transactions	199,225	120,462	(102,740)	(152,861)
Total increase (decrease)	254,645	212,108	(32,346)	(199,256)
Net assets as of December 31, 2024	1,001,450	1,345,337	987,908	1,504,845

Increase (decrease) in net assets
Operations:
Net investment income (loss)	27,252	32,214	50,412	37,537
Total realized gains (losses) on investments	(144,712)	(48,847)	(173,592)	12,782
Change in net unrealized appreciation (depreciation) of investments	206,304	178,793	318,601	455,571
Net gains (losses) on investments	88,844	162,160	195,421	505,890
Net increase (decrease) in net assets resulting from operations	88,844	162,160	195,421	505,890
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	120,856	125,820	12,466,689	191,453
Contract terminations and surrenders	(1,742)	(7,144)	(35,797)	(129,345)
Death benefit payments	(1,058)	(1,447)	—	(1,416)
Policy loan transfers	(12,578)	288	(78)	(52,266)
Transfers to other contracts	(178,520)	(59,684)	(11,450,402)	(191,136)
Cost of insurance and administration charges	(13,604)	(19,228)	(35,490)	(34,725)
Mortality and expenses charges	(2,216)	(4,292)	(5,337)	(1,839)
Surrender charges (refunds)	(1)	(27)	(14)	(172)
Increase (decrease) in net assets from policy related transactions	(88,863)	34,286	939,571	(219,446)
Total increase (decrease)	(19)	196,446	1,134,992	286,444
Net assets as of December 31, 2025	$1,001,431	$1,541,783	$2,122,900	$1,791,289

See accompanying notes.

78

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	VanEck VIP Trust Global Resources Fund – Initial Class Shares	Vanguard VIF Balanced Portfolio	Vanguard VIF Equity Income Portfolio	Vanguard VIF Equity Index Portfolio
Net assets as of January 1, 2024	$8,832,479	$35,390,471	$1,850,919	$222,833,139

Increase (decrease) in net assets
Operations:
Net investment income (loss)	205,580	855,441	107,969	3,293,937
Total realized gains (losses) on investments	(162,934)	1,594,233	247,525	23,195,972
Change in net unrealized appreciation (depreciation) of investments	(199,147)	2,810,587	145,859	29,320,524
Net gains (losses) on investments	(156,501)	5,260,261	501,353	55,810,433
Net increase (decrease) in net assets resulting from operations	(156,501)	5,260,261	501,353	55,810,433
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	7,004,320	10,085,958	3,382,478	121,630,187
Contract terminations and surrenders	(186,229)	(3,300,327)	—	(9,140,608)
Death benefit payments	(37,501)	(253,744)	—	(1,836,156)
Policy loan transfers	(34,819)	(1,266,716)	15,386	(2,931,826)
Transfers to other contracts	(7,968,342)	(8,112,658)	(394,305)	(117,154,182)
Cost of insurance and administration charges	(110,328)	(634,080)	(106,304)	(3,088,907)
Mortality and expenses charges	(21,688)	(94,245)	(9,648)	(615,762)
Surrender charges (refunds)	5,422	543	—	(50)
Increase (decrease) in net assets from policy related transactions	(1,349,165)	(3,575,269)	2,887,607	(13,137,304)
Total increase (decrease)	(1,505,666)	1,684,992	3,388,960	42,673,129
Net assets as of December 31, 2024	7,326,813	37,075,463	5,239,879	265,506,268

Increase (decrease) in net assets
Operations:
Net investment income (loss)	196,439	802,535	200,847	3,029,028
Total realized gains (losses) on investments	(75,561)	2,507,160	643,193	18,776,096
Change in net unrealized appreciation (depreciation) of investments	2,334,466	2,519,845	543,922	25,250,286
Net gains (losses) on investments	2,455,344	5,829,540	1,387,962	47,055,410
Net increase (decrease) in net assets resulting from operations	2,455,344	5,829,540	1,387,962	47,055,410
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	9,089,715	16,442,824	25,496,199	171,743,565
Contract terminations and surrenders	(278,532)	(2,202,540)	(51,074)	(7,365,401)
Death benefit payments	—	(293,806)	—	(371,643)
Policy loan transfers	(25,916)	(261,912)	30,443	220,401
Transfers to other contracts	(9,278,028)	(16,719,733)	(21,262,904)	(164,089,841)
Cost of insurance and administration charges	(103,823)	(660,438)	(210,931)	(3,347,475)
Mortality and expenses charges	(21,114)	(95,748)	(22,485)	(686,840)
Surrender charges (refunds)	1,777	(20)	174	(89)
Increase (decrease) in net assets from policy related transactions	(615,921)	(3,791,373)	3,979,422	(3,897,323)
Total increase (decrease)	1,839,423	2,038,167	5,367,384	43,158,087
Net assets as of December 31, 2025	$9,166,236	$39,113,630	$10,607,263	$308,664,355

See accompanying notes.

79

Principal Life Insurance Co
Variable Life Separate Account

Statements of Changes in Net Assets
Years ended December 31, 2025 and 2024

	Vanguard VIF Global Bond Index Portfolio	Vanguard VIF International Portfolio	Vanguard VIF Mid- Cap Index Portfolio	Vanguard VIF Real Estate Index Portfolio
Net assets as of January 1, 2024	$3,182,546	$1,014,281	$136,590,732	$—

Increase (decrease) in net assets
Operations:
Net investment income (loss)	120,138	13,295	1,973,726	—
Total realized gains (losses) on investments	(14,348)	90,291	8,029,957	333
Change in net unrealized appreciation (depreciation) of investments	(10,687)	(2,888)	8,921,484	(13,559)
Net gains (losses) on investments	95,103	100,698	18,925,167	(13,226)
Net increase (decrease) in net assets resulting from operations	95,103	100,698	18,925,167	(13,226)
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	1,461,139	144,319	110,287,410	1,484,609
Contract terminations and surrenders	(33,005)	—	(13,685,230)	—
Death benefit payments	—	—	(422,066)	—
Policy loan transfers	(3,245)	(294)	(1,946,556)	—
Transfers to other contracts	(172,001)	(502,381)	(105,405,210)	(1,156,965)
Cost of insurance and administration charges	(45,142)	(6,296)	(1,794,386)	(635)
Mortality and expenses charges	(11,915)	(2,881)	(349,160)	(211)
Surrender charges (refunds)	1,157	—	390,192	—
Increase (decrease) in net assets from policy related transactions	1,196,988	(367,533)	(12,925,006)	326,798
Total increase (decrease)	1,292,091	(266,835)	6,000,161	313,572
Net assets as of December 31, 2024	4,474,637	747,446	142,590,893	313,572

Increase (decrease) in net assets
Operations:
Net investment income (loss)	142,882	7,024	1,786,871	8,147
Total realized gains (losses) on investments	(15,512)	52,932	9,553,714	(8,520)
Change in net unrealized appreciation (depreciation) of investments	172,408	92,269	4,423,491	12,255
Net gains (losses) on investments	299,778	152,225	15,764,076	11,882
Net increase (decrease) in net assets resulting from operations	299,778	152,225	15,764,076	11,882
Policy related transactions:
Net premium payments, less sales charges and applicable premium taxes	3,211,584	928,676	105,339,742	10,699,518
Contract terminations and surrenders	(28,232)	(6,013)	(9,961,558)	(107,189)
Death benefit payments	—	—	(529,185)	—
Policy loan transfers	(484)	41	(736,505)	—
Transfers to other contracts	(2,191,391)	(25,105)	(102,621,670)	(10,714,936)
Cost of insurance and administration charges	(60,479)	(4,394)	(1,796,157)	(2,682)
Mortality and expenses charges	(14,345)	(3,270)	(353,560)	(845)
Surrender charges (refunds)	722	11	91,989	1,392
Increase (decrease) in net assets from policy related transactions	917,375	889,946	(10,566,904)	(124,742)
Total increase (decrease)	1,217,153	1,042,171	5,197,172	(112,860)
Net assets as of December 31, 2025	$5,691,790	$1,789,617	$147,788,065	$200,712

See accompanying notes.

80

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Co Variable Life Separate Account (“the Separate Account”) is a segregated investment account of Principal Life Insurance Company (“Principal Life”) and is registered under the Investment Company Act of 1940 as a unit investment trust, with no stated limitations on the number of authorized units. As directed by eligible contractholders, each division (i.e., subaccount) of the Separate Account invests exclusively in shares representing interests in a corresponding investment option. As of December 31, 2025, contractholder investment options included the following diversified open–end management investment companies:

Principal Variable Contracts Funds, Inc. – Class 1: (1)

Bond Market Index Account

Core Plus Bond Account

Diversified Balanced Account

Diversified International Account

Equity Income Account

Global Emerging Markets Account

Government & High Quality Bond Account

LargeCap Growth Account I

LargeCap S&P 500 Index Account

MidCap Account

Principal Capital Appreciation Account

Principal LifeTime 2020 Account

Principal LifeTime 2030 Account

Principal LifeTime 2040 Account

Principal LifeTime 2050 Account

Principal LifeTime 2060 Account

Principal LifeTime Strategic Income Account

Real Estate Securities Account

Short-Term Income Portfolio

SmallCap Account

Strategic Asset Management (“SAM”):

Balanced Portfolio

Conservative Balanced Portfolio

Conservative Growth Portfolio

Flexible Income Portfolio

Strategic Growth Portfolio

AllianceBernstein VPS:

Discovery Value Portfolio – Class A

International Value Portfolio – Class A

Small Cap Growth Portfolio – Class A

Sustainable Global Thematic Portfolio – Class A

Allspring VT :

Discovery All Cap Growth Fund – Class 2

Index Asset Allocation Fund – Class 2

81

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

American Funds Insurance Series:

Capital World Bond Fund – Class 2 Shares

Global Balanced Fund – Class 2 Shares

Global Small Capitalization Fund – Class 2 Shares

Growth Fund – Class 2 Shares

International Fund – Class 2 Shares

New World Fund – Class 2 Shares

Washington Mutual Investors Fund – Class 2 Shares

BNY Mellon IP:

MidCap Stock Portfolio – Service Shares

Technology Growth Portfolio – Service Shares

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares

BNY Mellon VIF:

Appreciation Portfolio – Service Shares

Opportunistic Small Cap Portfolio – Service Shares

ClearBridge:

Variable Mid Cap Portfolio – Class I Shares

Variable Small Cap Growth Portfolio – Class I Shares

Columbia VP Acorn International Fund

CVT:

EAFE International Index Portfolio – Class F

Investment Grade Bond Index Portfolio – Class I

Russell 2000 Small Cap Index Portfolio – Class F

S&P 500 Index Portfolio

S&P MidCap 400 Index Portfolio – Class F

DWS:

Alternative Asset Allocation VIP – Class B

Small Mid Cap Value VIP – Class B

Fidelity VIP:

Asset Manager 50% Portfolio – Service Class 2

Consumer Staples Portfolio - Service Class 2

Contrafund® Portfolio – Initial Class

Contrafund® Portfolio – Service Class 2

Energy Portfolio - Service Class 2

Equity-Income Portfolio – Initial Class

Equity-Income Portfolio – Service Class 2

Extended Market Index Portfolio – Service Class 2

Government Money Market Portfolio – Service Class

Growth Portfolio – Service Class 2

High Income Portfolio – Initial Class

High Income Portfolio – Service Class 2

International Index Portfolio – Service Class 2

Mid Cap Portfolio – Service Class 2

Strategic Income Portfolio – Service Class 2

Total Market Index Portfolio – Service Class 2

Franklin Templeton VIP Trust:

Franklin Income VIP Fund – Class 2

Franklin Mutual Global Discovery VIP Fund – Class 2

Franklin Mutual Shares VIP Fund – Class 2

Franklin Rising Dividends VIP Fund – Class 2

Franklin Small Cap Value VIP Fund – Class 2

Franklin Strategic Income VIP Fund – Class 2

82

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Franklin U.S. Government Securities VIP Fund – Class 2

Templeton Developing Markets VIP Fund – Class 2

Templeton Foreign VIP Fund – Class 2

Templeton Global Bond VIP Fund – Class 2

Goldman Sachs VIT :

Small Cap Equity Insights Fund - Institutional Shares

Invesco V.I.:

American Franchise Fund – Series I Shares

American Franchise Fund – Series II Shares

American Value Fund – Series I Shares

Core Equity Fund – Series I Shares

Core Equity Fund – Series II Shares

Discovery Mid Cap Growth Fund – Series I Shares

EQV International Equity Fund – Series I Shares

Global Real Estate Fund – Series I Shares

Health Care Fund – Series I Shares

Main Street Mid Cap Fund – Series II Shares

Main Street Small Cap Fund – Series II Shares

Small Cap Equity Fund – Series I Shares

Technology Fund – Series I Shares

Janus Henderson Global Sustainable Equity Portfolio – Service Shares

Janus Henderson Series:

Balanced Portfolio – Service Shares

Enterprise Portfolio – Service Shares

Flexible Bond Portfolio – Service Shares

Forty Portfolio – Service Shares

Global Research Portfolio – Service Shares

Global Technology and Innovation Portfolio – Service Shares

Overseas Portfolio – Service Shares

Lord Abbett Series Fund:

Developing Growth Portfolio - Class VC

LVIP American Century:

Capital Appreciation Fund – Service Class

Disciplined Core Value Fund – Service Class

Disciplined Core Value Fund – Standard Class II

Inflation Protection Fund – Service Class

International Fund – Service Class

Mid Cap Value Fund – Service Class

Ultra Fund – Service Class

Ultra Fund – Standard Class II

Value Fund – Service Class

LVIP JPMorgan:

Core Bond Fund – Standard Class

Small Cap Core Fund – Standard Class

Macquarie VIP:

Small Cap Value Series - Service Class

83

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

MFS®:

Blended Research® Small Cap Equity Portfolio – Service Class

Global Equity Series – Service Class

Growth Series – Service Class

Inflation–Adjusted Bond Portfolio – Service Class

International Intrinsic Value Portfolio – Service Class

Mid Cap Growth Series – Service Class

Mid Cap Value Portfolio – Service Class

New Discovery Series – Service Class

New Discovery Value Portfolio – Service Class

Research International Portfolio – Service Class

Total Return Series – Service Class

Utilities Series - Service Class

Value Series - Service Class

Neuberger Berman AMT:

Mid Cap Growth Portfolio - S Class Shares

Quality Equity Portfolio - I Class Shares

PIMCO VIT:

All Asset Portfolio – Administrative Class

CommodityRealReturn® Strategy Portfolio – Administrative Class

Emerging Markets Bond Portfolio – Administrative Class

High Yield Portfolio – Administrative Class

Long-Term U.S. Government Portfolio – Administrative Class

Low Duration Portfolio – Administrative Class

Real Return Portfolio – Administrative Class

Short-Term Portfolio – Administrative Class

Total Return Portfolio – Administrative Class

Putnam VT:

International Equity Fund – Class IB

International Value Fund – Class IB

Large Cap Growth Fund – Class IB

Large Cap Value Fund – Class IB

Small Cap Growth Fund – Class IB

Small Cap Value Fund – Class IB

Rydex VI:

Basic Materials Fund

Utilities Fund

T. Rowe Price:

Equity Income Portfolio – II

Health Sciences Portfolio – II

TOPS® Managed Risk:

Balanced ETF Portfolio – Class 2

Growth ETF Portfolio – Class 2

Moderate Growth ETF Portfolio – Class 2

VanEck VIP Trust:

Global Resources Fund – Class S Shares

Global Resources Fund – Initial Class Shares

Vanguard VIF:

Balanced Portfolio

Conservative Allocation Portfolio (2)

Equity Income Portfolio

Equity Index Portfolio

84

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Global Bond Index Portfolio

International Portfolio

Mid-Cap Index Portfolio

Real Estate Index Portfolio

(1)	Organized by Principal Life.

(2)	These funds were available for purchase on June 3, 2023, but has not yet had any policy activity, so the ending asset and unit balances are zero. They have been excluded from the financials and notes 4-6 for 2025.

No divisions were liquidated in 2025.

The assets of the Separate Account are owned by Principal Life. The assets of the Separate Account support the following variable life insurance contracts of Principal Life and may not be used to satisfy the liabilities arising from any other business of Principal Life:

Principal® Benefit Variable Universal Life contracts;

Principal® Benefit Variable Universal Life II contracts;

Principal® Executive Variable Universal Life contracts;

Principal® Executive Variable Universal Life II contracts;

Principal® Executive Variable Universal Life III contracts;

Principal® Flexible Variable Life contracts;

PrinFlex Life® contracts;

Principal® Survivorship Flexible Premium Variable Universal Life contracts;

Principal® Variable Universal Life Accumulator contracts;

Principal® Variable Universal Life Accumulator II contracts;

Principal® Variable Universal Life Income contracts;

Principal® Variable Universal Life Income II contracts and

Principal® Variable Universal Life Income IV contracts.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements and accompanying notes of the Separate Account in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Investments

Investments are stated at the closing net asset value (“NAV”) per share on December 31, 2025. Realized capital gains (losses) on sales of investments are determined on the basis of specific identification under the first-in, first-out method. Investment transactions are accounted for on a trade date basis. Dividends and realized gains (losses) on investments are recognized on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the funds on the payable date.

85

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

•	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

•	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

•	Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

All investments of the open-end management investment companies listed above represent investments in mutual funds for which a daily NAV is calculated and published. Therefore, the investments fall into Level 1 of the fair value hierarchy.

Recent Accounting Pronouncements

As of December 31, 2024, the Separate Account adopted the Improvements to Reportable Segment standard. Adoption of the new standard impacted financial statement disclosures only and did not affect the Separate Account’s statement of assets and liabilities, statement of operations or statement of changes in net assets. The intent of this authoritative guidance is to enhance disclosures about a public entity’s reportable segments and addresses requests from investors for additional, more detailed information about a reportable segment’s expenses.

Segment Information

An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is responsible for deciding which divisions are made available to policyholders and the ongoing assessment of those divisions.

The Variable Life Registered Separate Accounts Governance Committee acts as the Separate Account’s CODM assessing performance and making decisions about variable life insurance products. Each division represents a single operating segment, as the CODM monitors the operating results of the division and as a whole, the division’s long-term strategic asset allocation is pre-determined based on a defined investment strategy. The change in net assets resulting from operations, which is used by the CODM to assess the segment’s performance is consistent with that presented within the division’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as total net assets and significant segment expenses are listed on the accompanying Statement of Operations.

86

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

2. Expenses and Related Party Transactions

Principal Life is compensated for the following expenses and charges:

Principal® Benefit Variable Universal Life contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.40% of the net policy value in years one through ten and 0.30% thereafter to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In all years, a sales charge of 6.50% of premiums less than or equal to target premium is deducted from each payment on behalf of each participant. The sales charge in excess of target premium is reduced to 5.00% in years one through five. After the fifth year, the sales charge is 6.50% of premiums paid. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Benefit Variable Universal Life II contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The asset based charge is deducted at an annual rate of 0.70% of the net policy value in years one through ten and 0.30% thereafter to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In policy years one through five, the maximum sales charge on premium paid in excess of Target Premium is 5.20%. In policy years six and thereafter, the maximum sales charge is 6.70% on premiums paid in excess of Target Premium. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Executive Variable Universal Life contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 4.50% of premiums paid up to target premium is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.00% of premiums paid up to target premium is deducted from each payment on behalf of each participant. In years six through ten, a sales charge of 3.00% of premiums paid up to target premium is deducted from each payment on behalf of each participant. No sales charge is deducted after year ten. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Executive Variable Universal Life II contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The maximum expense charge is deducted at an annual rate of 0.30% of the net policy value to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge of 3.75% of premiums paid is deducted from each payment on behalf of each participant. In years two through five, a sales charge of 7.00% of premiums paid is deducted from each payment on behalf of each participant. In years six through ten, a sales charge of 5.75% of premiums paid is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

87

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Principal® Executive Variable Universal Life III contracts – Principal Life assumes a risk that expenses incurred in issuing and administering a policy are greater than originally estimated. The asset based charge is deducted at an annual rate of 0.35% of the net policy value in years one through five, 0.30% in years six through fifteen, and 0.25% thereafter to cover this risk. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In the first year, a sales charge no greater than 3.50% of premiums paid is deducted from each payment on behalf of each participant. In years two through seven, a sales charge no greater than 7.50% of premiums paid is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge no greater than 3.75% of premiums paid is deducted from each payment on behalf of each participant. A tax charge of 3.25% for state, local and federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from premiums by Principal Life prior to their transfer to the Separate Account.

Principal® Flexible Variable Life contracts – Mortality and expense risks assumed by Principal Life are compensated for by a daily charge resulting in a monthly reduction of the unit value equivalent to an annual rate of 0.75% of the policy value. An annual administration charge of $60 for each policy and a cost of insurance charge, which is based on Principal Life’s expected future mortality experience, are deducted on a monthly basis through the redemption of units as compensation for administrative and insurance expenses, respectively. A sales charge of 5.00% and a tax charge of 2.00% of premiums paid are deducted from each payment on behalf of each participant. The sales and tax charges are deducted from the contributions by Principal Life prior to their transfer to the Separate Account.

PrinFlex Life® contracts – Mortality and expense risks assumed by Principal Life are compensated for by an asset based charge equivalent to an annual rate of 0.90% of the division values through the ninth policy year. Each month thereafter, the charge will be deducted at an annual rate of 0.27% of the division values. A maximum monthly administration charge of $25.00 per month will be deducted from policies in their first policy year. After the first policy year, the maximum administration charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 2.75% of premiums paid less than or equal to target premium and 0.75% of premiums in excess of target premium is deducted from premium payments on behalf of each participant. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is also deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Survivorship Flexible Premium Variable Universal Life contracts – Mortality and expense risks assumed by Principal Life are compensated for by an asset based charge equivalent to an annual rate of 0.80% of the division values through the ninth policy year. Each month thereafter, the charge is deducted at an annual rate of 0.30% of the division values. A monthly administration charge of $8.00 is deducted from policies. An additional monthly administration charge of $0.08 per $1,000 of face amount is deducted in the first ten years (and ten years after an increase in the face amount). The charge of $0.08 is increased by $0.005 per $1,000 for each insured classified as a smoker. In years 11 through 20 (after issue or adjustment) an additional monthly charge of $0.04 per $1,000 of face amount is deducted with no additional smoker charge. After policy year 21, an additional monthly charge of $0.02 per $1,000 of face amount is deducted with no additional smoker charge. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is also deducted as compensation for insurance charges. All charges are assessed through the redemption of units. In policy years one through ten, a sales charge of 5.00% of premiums paid less than or equal to target premium and 2.00% of premiums paid in excess of target is deducted from each payment on behalf of each participant. Each year thereafter, a sales charge of 2.00% of premiums paid is deducted from each premium payment on behalf of each participant. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Accumulator contracts – Mortality and expense risks assumed by Principal Life are compensated for by an asset based charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid is deducted from each payment on behalf of each participant during the first five policy years. A tax charge of 2.20% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

88

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Principal® Variable Universal Life Accumulator II contracts – Mortality and expense risks assumed by Principal Life are compensated for by an asset based charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. Each month thereafter, the charge will be deducted at a rate equivalent to 0.20% of the policy value per year. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid up to surrender target premium and a sale charge of 1.25% of premiums in excess of surrender target premium is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Income contracts – Mortality and expense risks assumed by Principal Life are compensated for by an asset based charge equivalent to an annual rate of 0.70% of the policy value through the tenth policy year. The current monthly administrative charge is $25 per month during the first policy year. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 3.00% of premiums paid (without the surrender charge adjustment rider) is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Income II contracts – An asset based charges assumed by Principal Life are compensated for by a monthly charge equivalent to an annual rate not to exceed 0.70% of the asset value of each policy. No asset based charges are collected after the tenth policy year. The current administrative charge is $25 per month. After the first policy year, the administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge no greater than 5.00% of premiums is deducted from each payment on behalf of each participant. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

Principal® Variable Universal Life Income IV contracts - The current administrative charge is $10 per month. A cost of insurance charge, which is based on Principal Life’s expected future mortality experience, is deducted as compensation for insurance charges. All charges are assessed through the redemption of units. A sales charge of 4.00% of premiums paid up to target premium is deducted from each payment on behalf of each participant during the first policy year. In policy years two and later, the sales charge is 2.00% of premiums paid up to target premium. A tax charge of 2.00% for state and local taxes and 1.25% for federal taxes is deducted from each premium payment on behalf of each participant. The sales and tax charges are deducted from contributions by Principal Life prior to their transfer to the Separate Account.

During the year ended December 31, 2025, investment advisory and management fees were paid indirectly to Principal Global Investors, LLC (“Manager”) (wholly owned by Principal Financial Services, Inc.) in its capacity as advisor to Principal Variable Contracts Funds, Inc. computed at an annual percentage rate of each of the Account’s average daily net assets. A portion of the management fee is paid by the Manager to the sub-advisor of each of the Accounts, some of which are affiliates of the Manager. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The Principal LifeTime Accounts do not pay investment advisory and management fees.

89

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

The annual rates used in this calculation for each of the other Accounts are shown in the following tables:

	Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Thereafter
Core Plus Bond Account	0.50%	0.45%	0.40%	0.35%	0.30%
Government & High Quality Bond Account	0.48	0.47	0.46	0.45	0.44
LargeCap Growth Account I	0.80	0.75	0.70	0.65	0.60
Real Estate Securities Account	0.79	0.77	0.73	0.70	0.68
SmallCap Account	0.85	0.80	0.75	0.70	0.65

	Net Assets of Accounts (in millions)
	First $100	Next $100	Next $100	Next $100	Next $300	Next $300	Thereafter
Equity Income Account	0.60%	0.55%	0.50%	0.45%	0.40%	0.39%	0.38%
MidCap Account	0.65	0.60	0.55	0.50	0.45	0.44	0.43

	Net Assets of Accounts (in millions)
	First $250	Next $250	Next $250	Next $250	Thereafter
Diversified International Account	0.81%	0.78%	0.75%	0.70%	0.65%
Global Emerging Markets Account	1.00	0.98	0.96	0.95	0.90

	Net Assets of Accounts (in millions)
	First $500	Over $500
Principal Capital Appreciation Account	0.625%	0.500%
Short-Term Income Account	0.40	0.39

	Net Assets of Accounts (in billions)
	First $3	Over $3
LargeCap S&P 500 Index Account	0.19%	0.15%

	Net Assets of Fund (in billions)
	First $3	Next $3	Over $6
Bond Market Index	0.14%	0.12%	0.10%

All Net Assets
Diversified Balanced Account	0.05%

90

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

The Manager has contractually agreed to waive certain of the Accounts’ investment advisory and management fees. The expense waiver will reduce the Accounts’ investment advisory and management fees. The waivers are expressed as a percentage of average daily net assets on an annualized basis during the reported period. The waivers were as follows:

	From January 1, 2025 through December 31, 2025
	All Classes	Expiration
LargeCap Growth Account I	0.016%	April 30, 2025

The Manager has contractually agreed to limit the expenses (excluding interest expense, expenses related to account investments, acquired account fees and expenses, and tax reclaim recovery expenses and other extraordinary expenses) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The expenses borne by the Manager are subject to reimbursement by the Accounts through the fiscal year end, provided no reimbursement will be made if it would result in the Accounts exceeding the total operating expense limits. Any amounts outstanding at the end of the year are shown as an expense reimbursement from Manager or expense reimbursement to Manager on the statements of assets and liabilities. The operating expense limits, were as follows:

	From January 1, 2025 through December 31, 2025
	Class 1	Expiration
LargeCap Growth Account I	0.69	April 30, 2026

3. Federal Income Taxes

The operations of the Separate Account are a part of the operations of Principal Life. Under current practice, no federal income taxes are allocated by Principal Life to the operations of the Separate Account.

91

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

4.	Purchases and Sales of Investments

The aggregate cost of purchases and proceeds from sales of investments were as follows for the year ended December 31, 2025:

Division	Purchases	Sales
AllianceBernstein VPS Discovery Value Portfolio – Class A	$1,673,770	$1,560,463
AllianceBernstein VPS International Value Portfolio – Class A	$526,304	$295,243
AllianceBernstein VPS Small Cap Growth Portfolio – Class A	$959,459	$358,017
AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A	$375,144	$279,114
Allspring VT Discovery All Cap Growth Fund – Class 2	$1,532,654	$310,744
Allspring VT Index Asset Allocation Fund – Class 2	$753,597	$486,754
American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares	$1,972,430	$1,253,284
American Funds Insurance Series – Global Balanced Fund – Class 2 Shares	$438,696	$1,678,023
American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	$183,474	$38,684
American Funds Insurance Series – Growth Fund – Class 2 Shares	$46,970,836	$39,687,036
American Funds Insurance Series – International Fund – Class 2 Shares	$3,811,491	$4,586,948
American Funds Insurance Series – New World Fund – Class 2 Shares	$17,693,891	$18,469,991
American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	$15,113,402	$8,424,887
BNY Mellon IP MidCap Stock Portfolio – Service Shares	$9,343,638	$9,752,533
BNY Mellon IP Technology Growth Portfolio – Service Shares	$6,157,876	$2,872,098
BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares	$265,449	$330,673
BNY Mellon VIF Appreciation Portfolio – Service Shares	$1,161,018	$1,508,445
BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares	$385,749	$621,120
Bond Market Index Account – Class 1	$135,652,042	$130,747,780
ClearBridge Variable Mid Cap Portfolio – Class I Shares	$230,966	$87,109
ClearBridge Variable Small Cap Growth Portfolio – Class I Shares	$9,723,901	$11,363,023
Columbia VP - Acorn International Fund	$1,542,783	$1,569,633
Core Plus Bond Account – Class 1	$73,793,745	$33,710,143
CVT EAFE International Index Portfolio – Class F	$4,966,975	$4,454,289
CVT Investment Grade Bond Index Portfolio – Class I	$2,532,051	$2,434,526
CVT Russell 2000 Small Cap Index Portfolio – Class F	$153,680,709	$157,633,767
CVT S&P 500 Index Portfolio	$1,663,297	$212,791
CVT S&P MidCap 400 Index Portfolio – Class F	$647,237	$323,247
Diversified Balanced Account – Class 1	$3,710,043	$2,126,107
Diversified International Account – Class 1	$48,146,777	$87,259,151
DWS Alternative Asset Allocation VIP – Class B	$71,170	$69,026
DWS Small Mid Cap Value VIP – Class B	$6,486,027	$6,289,000
Equity Income Account – Class 1	$65,062,117	$60,329,233
Fidelity VIP Asset Manager 50% Portfolio – Service Class 2	$280,041	$326,226
Fidelity VIP Consumer Staples Portfolio – Service Class 2	$7,556	$—
Fidelity VIP Contrafund® Portfolio – Initial Class	$23,153,402	$13,862,736
Fidelity VIP Contrafund® Portfolio – Service Class 2	$39,178,879	$26,818,491
Fidelity VIP Energy Portfolio – Service Class 2	$88	$52
Fidelity VIP Equity-Income Portfolio – Initial Class	$2,971,638	$3,625,906
Fidelity VIP Equity-Income Portfolio – Service Class 2	$12,741,572	$9,890,197
Fidelity VIP Extended Market Index Portfolio – Service Class 2	$7,640,560	$4,379,298
Fidelity VIP Government Money Market Portfolio – Service Class	$448,433,366	$397,850,607
Fidelity VIP Growth Portfolio – Service Class 2	$148,263,076	$142,712,881
Fidelity VIP High Income Portfolio – Initial Class	$13,516,155	$883,363
Fidelity VIP High Income Portfolio – Service Class 2	$4,399,148	$3,805,340

92

 Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Division	Purchases	Sales
Fidelity VIP International Index Portfolio – Service Class 2	$102,181,173	$71,378,712
Fidelity VIP Mid Cap Portfolio – Service Class 2	$9,665,524	$10,016,304
Fidelity VIP Strategic Income Portfolio – Service Class 2	$4,845,670	$3,392,265
Fidelity VIP Total Market Index Portfolio – Service Class 2	$227,141,243	$173,567,622
Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2	$4,077,611	$4,674,394
Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2	$3,243,172	$2,422,502
Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2	$1,515,677	$1,564,501
Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2	$9,861,928	$12,900,157
Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	$11,494,631	$11,801,028
Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2	$3,324,512	$2,835,133
Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	$59,378	$109,528
Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2	$4,001,486	$4,589,601
Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2	$2,501,132	$4,098,694
Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2	$2,740,844	$2,589,363
Global Emerging Markets Account – Class 1	$7,889,284	$8,831,441
Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	$740,742	$321,480
Government & High Quality Bond Account – Class 1	$12,850,411	$12,298,575
Invesco V.I. American Franchise Fund – Series I Shares	$880,881	$896,869
Invesco V.I. American Franchise Fund – Series II Shares	$1,391,297	$650,220
Invesco V.I. American Value Fund – Series I Shares	$2,434,470	$861,744
Invesco V.I. Core Equity Fund – Series I Shares	$1,152,058	$703,634
Invesco V.I. Core Equity Fund – Series II Shares	$1,735,268	$1,267,173
Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares	$14,429,481	$12,534,081
Invesco V.I. EQV International Equity Fund – Series I Shares	$5,975,130	$6,434,850
Invesco V.I. Global Real Estate Fund – Series I Shares	$661,642	$459,451
Invesco V.I. Health Care Fund – Series I Shares	$4,085,525	$5,233,999
Invesco V.I. Main Street Mid Cap Fund – Series II Shares	$218,919	$156,768
Invesco V.I. Main Street Small Cap Fund – Series II Shares	$9,720,052	$8,209,910
Invesco V.I. Small Cap Equity Fund – Series I Shares	$2,124,824	$1,923,246
Invesco V.I. Technology Fund – Series I Shares	$17,510,258	$16,010,610
Janus Henderson Global Sustainable Equity Portfolio – Service Shares	$136,568	$142,273
Janus Henderson Series Balanced Portfolio – Service Shares	$10,230,381	$11,195,319
Janus Henderson Series Enterprise Portfolio – Service Shares	$18,527,410	$21,833,003
Janus Henderson Series Flexible Bond Portfolio – Service Shares	$11,145,277	$9,574,662
Janus Henderson Series Forty Portfolio – Service Shares	$5,095,162	$6,555,489
Janus Henderson Series Global Research Portfolio – Service Shares	$1,602,558	$1,511,504
Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	$15,590,587	$14,078,680
Janus Henderson Series Overseas Portfolio – Service Shares	$3,324,608	$3,225,312
LargeCap Growth Account I – Class 1	$183,788,321	$189,795,683
LargeCap S&P 500 Index Account – Class 1	$388,043,786	$401,766,723
Lord Abbett Series Fund Developing Growth Portfolio – Class VC	$259,331	$685,815
LVIP American Century Capital Appreciation Fund – Service Class	$2,086,474	$2,414,717
LVIP American Century Disciplined Core Value Fund – Service Class	$1,460,545	$1,726,162
LVIP American Century Disciplined Core Value Fund – Standard Class II	$169,797	$451,768
LVIP American Century Inflation Protection Fund – Service Class	$417,191	$423,162
LVIP American Century International Fund – Service Class	$429,881	$463,251
LVIP American Century Mid Cap Value Fund – Service Class	$18,079,931	$20,986,051
LVIP American Century Ultra Fund – Service Class	$2,201,250	$1,478,903
LVIP American Century Ultra Fund – Standard Class II	$603,205	$499,991
LVIP American Century Value Fund – Service Class	$5,794,430	$7,432,271

93

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Division	Purchases	Sales
LVIP JPMorgan Core Bond Fund – Standard Class	$2,664,699	$1,853,813
LVIP JPMorgan Small Cap Core Fund – Standard Class	$581,230	$802,570
Macquarie VIP Small Cap Value Series – Service Class	$15,616,363	$16,597,297
MFS® Blended Research® Small Cap Equity Portfolio – Service Class	$464,460	$573,256
MFS® Global Equity Series – Service Class	$14,499,343	$14,744,206
MFS® Growth Series – Service Class	$26,904,882	$20,167,216
MFS® Inflation–Adjusted Bond Portfolio – Service Class	$142,759	$362,640
MFS® International Intrinsic Value Portfolio – Service Class	$23,633,863	$21,340,006
MFS® Mid Cap Growth Series – Service Class	$10,545,957	$9,013,128
MFS® Mid Cap Value Portfolio – Service Class	$13,455,153	$8,966,025
MFS® New Discovery Series – Service Class	$2,121,472	$2,980,976
MFS® New Discovery Value Portfolio – Service Class	$2,458,832	$2,711,399
MFS® Research International Portfolio – Service Class	$1,367,940	$1,116,119
MFS® Total Return Series – Service Class	$4,135,548	$1,757,203
MFS® Utilities Series – Service Class	$1,450,831	$1,308,356
MFS® Value Series – Service Class	$29,809,077	$27,901,011
MidCap Account – Class 1	$67,017,907	$53,044,553
Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares	$243,933	$387,643
Neuberger Berman AMT Quality Equity Portfolio – I Class Shares	$1,042,454	$3,538,212
PIMCO VIT All Asset Portfolio – Administrative Class	$536,142	$534,078
PIMCO VIT CommodityRealReturn® Strategy Portfolio – Administrative Class	$433,104	$204,419
PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	$7,115,090	$7,581,863
PIMCO VIT High Yield Portfolio – Administrative Class	$18,420,063	$17,526,531
PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class	$776,536	$726,413
PIMCO VIT Low Duration Portfolio – Administrative Class	$7,075,471	$4,274,826
PIMCO VIT Real Return Portfolio – Administrative Class	$13,954,761	$13,615,943
PIMCO VIT Short-Term Portfolio – Administrative Class	$67,410,827	$58,168,125
PIMCO VIT Total Return Portfolio – Administrative Class	$47,258,855	$40,282,828
Principal Capital Appreciation Account – Class 1	$14,629,958	$8,886,926
Principal LifeTime 2020 Account – Class 1	$60,021,139	$65,607,848
Principal LifeTime 2030 Account – Class 1	$73,947,723	$70,084,889
Principal LifeTime 2040 Account – Class 1	$58,310,325	$42,236,147
Principal LifeTime 2050 Account – Class 1	$19,074,364	$15,974,809
Principal LifeTime 2060 Account – Class 1	$10,297,125	$8,537,997
Principal LifeTime Strategic Income Account – Class 1	$23,037,308	$25,084,820
Putnam VT International Equity Fund – Class IB	$247,515	$371,914
Putnam VT International Value Fund – Class IB	$2,591,158	$559,298
Putnam VT Large Cap Growth Fund – Class IB	$66,305,109	$30,193,205
Putnam VT Large Cap Value Fund – Class IB	$3,246,484	$1,833,861
Putnam VT Small Cap Growth Fund – Class IB	$2,873,186	$323,830
Putnam VT Small Cap Value Fund – Class IB	$1,654,878	$1,054,228
Real Estate Securities Account – Class 1	$20,306,273	$21,922,915
Rydex VI Basic Materials Fund	$136,385	$482,644
Rydex VI Utilities Fund	$109,027	$467
SAM Balanced Portfolio – Class 1	$55,900,854	$53,665,289
SAM Conservative Balanced Portfolio – Class 1	$15,940,032	$19,025,661
SAM Conservative Growth Portfolio – Class 1	$16,765,695	$17,369,639
SAM Flexible Income Portfolio – Class 1	$5,006,219	$7,654,973
SAM Strategic Growth Portfolio – Class 1	$22,560,219	$20,296,305
Short-Term Income Account – Class 1	$44,179,520	$35,904,702

94

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

Division	Purchases	Sales
SmallCap Account – Class 1	$17,873,521	$20,123,751
T. Rowe Price Equity Income Portfolio – II	$5,815,519	$5,443,890
T. Rowe Price Health Sciences Portfolio – II	$19,030,090	$19,526,035
TOPS® Managed Risk Balanced ETF Portfolio – Class 2	$148,108	$209,719
TOPS® Managed Risk Growth ETF Portfolio – Class 2	$158,034	$91,534
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2	$12,517,101	$11,527,118
VanEck VIP Trust Global Resources Fund – Class S Shares	$229,000	$410,909
VanEck VIP Trust Global Resources Fund – Initial Class Shares	$9,286,154	$9,705,636
Vanguard VIF Balanced Portfolio	$20,682,852	$20,234,197
Vanguard VIF Equity Income Portfolio	$26,307,579	$21,516,777
Vanguard VIF Equity Index Portfolio	$180,608,991	$175,640,888
Vanguard VIF Global Bond Index Portfolio	$3,363,176	$2,294,209
Vanguard VIF International Portfolio	$983,039	$38,730
Vanguard VIF Mid-Cap Index Portfolio	$114,245,287	$115,906,646
Vanguard VIF Real Estate Index Portfolio	$10,712,882	$10,824,260

5.	Changes in Units Outstanding

Transactions in units were as follows for each of the years ended December 31:

	2025			2024
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
AllianceBernstein VPS Discovery Value Portfolio – Class A	22,634	39,879	(17,245)	49,100	51,734	(2,634)
AllianceBernstein VPS International Value Portfolio – Class A	38,860	23,800	15,060	66,952	129,746	(62,794)
AllianceBernstein VPS Small Cap Growth Portfolio – Class A	22,200	7,228	14,972	5,885	12,991	(7,106)
AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A	7,065	8,197	(1,132)	20,544	28,088	(7,544)
Allspring VT Discovery All Cap Growth Fund – Class 2	3,338	4,495	(1,157)	4,845	34,750	(29,905)
Allspring VT Index Asset Allocation Fund – Class 2	8,725	9,282	(557)	4,865	4,258	607
American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares	176,561	121,021	55,540	222,377	110,210	112,167
American Funds Insurance Series – Global Balanced Fund – Class 2 Shares	22,789	112,222	(89,433)	70,835	41,800	29,035
American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares	13,873	3,221	10,652	1,623	3,591	(1,968)
American Funds Insurance Series – Growth Fund – Class 2 Shares	784,898	738,982	45,916	463,242	397,070	66,172
American Funds Insurance Series – International Fund – Class 2 Shares	224,183	298,278	(74,095)	237,330	419,915	(182,585)
American Funds Insurance Series – New World Fund – Class 2 Shares	860,482	972,566	(112,084)	860,340	1,194,438	(334,098)
American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares	459,556	307,064	152,492	402,206	497,640	(95,434)
BNY Mellon IP MidCap Stock Portfolio – Service Shares	411,207	438,927	(27,720)	835,473	754,132	81,341
BNY Mellon IP Technology Growth Portfolio – Service Shares	31,580	43,568	(11,988)	117,320	126,138	(8,818)

95

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	2025			2024
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.– Service Shares	2,880	5,874	(2,994)	2,969	2,543	426
BNY Mellon VIF Appreciation Portfolio – Service Shares	9,505	24,015	(14,510)	12,075	17,789	(5,714)
BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares	11,761	19,617	(7,856)	17,091	31,713	(14,622)
Bond Market Index Account – Class 1	11,035,372	10,757,368	278,004	6,953,849	6,866,394	87,455
ClearBridge Variable Mid Cap Portfolio – Class I Shares	9,079	4,520	4,559	8,757	10,340	(1,583)
ClearBridge Variable Small Cap Growth Portfolio – Class I Shares	307,164	415,404	(108,240)	540,889	698,926	(158,037)
Columbia VP - Acorn International Fund	113,809	119,054	(5,245)	94,347	105,989	(11,642)
Core Plus Bond Account – Class 1	2,327,874	1,156,649	1,171,225	1,307,594	1,139,958	167,636
CVT EAFE International Index Portfolio – Class F	246,102	243,638	2,464	332,045	183,328	148,717
CVT Investment Grade Bond Index Portfolio – Class I	198,239	202,942	(4,703)	162,506	119,096	43,410
CVT Russell 2000 Small Cap Index Portfolio – Class F	3,973,535	4,159,889	(186,354)	3,826,778	3,870,480	(43,702)
CVT S&P 500 Index Portfolio	26,268	5,629	20,639	29,106	25,454	3,652
CVT S&P MidCap 400 Index Portfolio – Class F	9,513	7,528	1,985	6,454	6,392	62
Diversified Balanced Account – Class 1	58,460	123,184	(64,724)	107,445	121,053	(13,608)
Diversified International Account – Class 1	717,014	1,757,817	(1,040,803)	770,535	1,099,198	(328,663)
DWS Alternative Asset Allocation VIP – Class B	3,829	4,888	(1,059)	10,728	12,025	(1,297)
DWS Small Mid Cap Value VIP – Class B	210,066	209,951	115	87,048	109,206	(22,158)
Equity Income Account – Class 1	1,136,844	1,412,700	(275,856)	1,206,896	1,607,299	(400,403)
Fidelity VIP Asset Manager 50% Portfolio – Service Class 2	4,853	9,203	(4,350)	7,760	7,198	562
Fidelity VIP Consumer Staples Portfolio – Service Class 2	742	—	742	—	—	—
Fidelity VIP Contrafund® Portfolio – Initial Class	22,512	72,391	(49,879)	27,919	62,948	(35,029)
Fidelity VIP Contrafund® Portfolio – Service Class 2	154,259	241,989	(87,730)	261,426	388,144	(126,718)
Fidelity VIP Energy Portfolio – Service Class 2	8	5	3	—	—	—
Fidelity VIP Equity-Income Portfolio – Initial Class	12,105	43,949	(31,844)	13,920	32,011	(18,091)
Fidelity VIP Equity-Income Portfolio – Service Class 2	190,074	182,429	7,645	91,653	106,318	(14,665)
Fidelity VIP Extended Market Index Portfolio – Service Class 2	452,941	254,713	198,228	90,657	28,733	61,924
Fidelity VIP Government Money Market Portfolio – Service Class	36,305,463	33,492,825	2,812,638	41,245,712	44,316,253	(3,070,541)
Fidelity VIP Growth Portfolio – Service Class 2	1,462,740	1,466,939	(4,199)	637,188	532,726	104,462
Fidelity VIP High Income Portfolio – Initial Class	352,258	26,567	325,691	19,100	19,139	(39)
Fidelity VIP High Income Portfolio – Service Class 2	87,304	97,843	(10,539)	83,936	107,350	(23,414)
Fidelity VIP International Index Portfolio – Service Class 2	6,370,389	4,588,122	1,782,267	753,288	642,817	110,471
Fidelity VIP Mid Cap Portfolio – Service Class 2	81,560	138,850	(57,290)	64,213	114,880	(50,667)
Fidelity VIP Strategic Income Portfolio – Service Class 2	339,753	258,227	81,526	299,178	126,779	172,399
Fidelity VIP Total Market Index Portfolio – Service Class 2	10,053,468	7,971,992	2,081,476	1,380,035	724,817	655,218
Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2	64,792	102,752	(37,960)	99,008	98,933	75
Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2	34,062	40,979	(6,917)	30,881	67,188	(36,307)

96

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	2025			2024
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2	19,269	38,569	(19,300)	12,406	185,506	(173,100)
Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2	106,479	190,938	(84,459)	63,267	82,971	(19,704)
Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2	160,776	191,375	(30,599)	303,643	343,650	(40,007)
Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2	145,588	149,509	(3,921)	199,708	384,979	(185,271)
Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2	3,672	9,057	(5,385)	55,951	18,228	37,723
Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2	149,105	179,239	(30,134)	182,859	226,113	(43,254)
Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2	97,505	256,643	(159,138)	144,315	219,712	(75,397)
Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2	192,351	180,294	12,057	221,685	227,937	(6,252)
Global Emerging Markets Account – Class 1	128,339	157,091	(28,752)	114,025	146,612	(32,587)
Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares	14,558	7,875	6,683	13,970	4,973	8,997
Government & High Quality Bond Account – Class 1	780,391	854,956	(74,565)	541,307	843,506	(302,199)
Invesco V.I. American Franchise Fund – Series I Shares	6,076	15,386	(9,310)	12,067	13,699	(1,632)
Invesco V.I. American Franchise Fund– Series II Shares	14,514	11,684	2,830	10,809	14,060	(3,251)
Invesco V.I. American Value Fund – Series I Shares	87,600	35,909	51,691	22,909	12,476	10,433
Invesco V.I. Core Equity Fund – Series I Shares	9,368	13,625	(4,257)	11,472	24,042	(12,570)
Invesco V.I. Core Equity Fund – Series II Shares	11,104	17,431	(6,327)	16,195	21,843	(5,648)
Invesco V.I. Discovery Mid Cap Growth Fund– Series I Shares	778,645	690,055	88,590	49,427	71,364	(21,937)
Invesco V.I. EQV International Equity Fund– Series I Shares	110,184	141,917	(31,733)	53,267	79,660	(26,393)
Invesco V.I. Global Real Estate Fund– Series I Shares	49,555	37,051	12,504	35,638	38,384	(2,746)
Invesco V.I. Health Care Fund – Series I Shares	72,778	109,476	(36,698)	132,222	166,516	(34,294)
Invesco V.I. Main Street Mid Cap Fund– Series II Shares	3,690	4,137	(447)	3,788	3,691	97
Invesco V.I. Main Street Small Cap Fund– Series II Shares	163,468	164,994	(1,526)	152,507	107,676	44,831
Invesco V.I. Small Cap Equity Fund – Series I Shares	42,047	52,403	(10,356)	53,144	84,587	(31,443)
Invesco V.I. Technology Fund – Series I Shares	361,518	364,749	(3,231)	349,169	325,152	24,017
Janus Henderson Global Sustainable Equity Portfolio– Service Shares	8,747	9,409	(662)	888	2,325	(1,437)
Janus Henderson Series Balanced Portfolio– Service Shares	130,984	188,727	(57,743)	249,260	263,630	(14,370)
Janus Henderson Series Enterprise Portfolio– Service Shares	167,067	288,788	(121,721)	237,023	300,788	(63,765)
Janus Henderson Series Flexible Bond Portfolio– Service Shares	387,538	386,948	590	375,583	429,548	(53,965)
Janus Henderson Series Forty Portfolio– Service Shares	37,045	99,742	(62,697)	98,733	183,560	(84,827)
Janus Henderson Series Global Research Portfolio– Service Shares	19,330	31,624	(12,294)	46,416	55,825	(9,409)
97

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	2025			2024
			Net increase			Net increase
Division	Purchases	Redemptions	(decrease)	Purchases	Redemptions	(decrease)
Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares	501,779	478,568	23,211	146,631	119,692	26,939
Janus Henderson Series Overseas Portfolio – Service Shares	67,811	66,236	1,575	79,685	92,138	(12,453)
LargeCap Growth Account I – Class 1	871,153	1,333,903	(462,750)	1,412,150	1,798,788	(386,638)
LargeCap S&P 500 Index Account – Class 1	4,218,479	5,781,984	(1,563,505)	4,811,332	5,069,073	(257,741)
Lord Abbett Series Fund Developing Growth Portfolio – Class VC	9,442	24,980	(15,538)	21,177	32,849	(11,672)
LVIP American Century Capital Appreciation Fund – Service Class	53,911	76,545	(22,634)	106,619	24,717	81,902
LVIP American Century Disciplined Core Value Fund – Service Class	26,541	34,462	(7,921)	193,752	17,366	176,386
LVIP American Century Disciplined Core Value Fund – Standard Class II	2,467	9,508	(7,041)	79,265	2,766	76,499
LVIP American Century Inflation Protection Fund – Service Class	18,960	29,521	(10,561)	167,701	21,335	146,366
LVIP American Century International Fund – Service Class	12,311	13,703	(1,392)	74,104	6,336	67,768
LVIP American Century Mid Cap Value Fund – Service Class	288,334	391,551	(103,217)	938,552	369,953	568,599
LVIP American Century Ultra Fund – Service Class	15,931	15,785	146	119,672	25,489	94,183
LVIP American Century Ultra Fund – Standard Class II	3,081	5,874	(2,793)	51,213	3,345	47,868
LVIP American Century Value Fund – Service Class	54,419	133,014	(78,595)	650,587	60,414	590,173
LVIP JPMorgan Core Bond Fund – Standard Class	144,171	114,693	29,478	261,430	105,182	156,248
LVIP JPMorgan Small Cap Core Fund – Standard Class	7,027	13,081	(6,054)	5,578	18,069	(12,491)
Macquarie VIP Small Cap Value Series – Service Class	349,406	415,072	(65,666)	136,965	231,440	(94,475)
MFS® Blended Research® Small Cap Equity Portfolio – Service Class	12,595	26,717	(14,122)	15,913	38,775	(22,862)
MFS® Global Equity Series – Service Class	294,230	331,759	(37,529)	359,642	379,256	(19,614)
MFS® Growth Series – Service Class	118,448	182,004	(63,556)	228,645	221,925	6,720
MFS® Inflation–Adjusted Bond Portfolio – Service Class	14,281	37,395	(23,114)	52,825	149,976	(97,151)
MFS® International Intrinsic Value Portfolio – Service Class	801,901	815,535	(13,634)	450,961	569,898	(118,937)
MFS® Mid Cap Growth Series – Service Class	176,723	154,514	22,209	426	454	(28)
MFS® Mid Cap Value Portfolio – Service Class	553,656	401,841	151,815	154,805	63,969	90,836
MFS® New Discovery Series – Service Class	35,666	50,147	(14,481)	59,498	73,626	(14,128)
MFS® New Discovery Value Portfolio – Service Class	77,755	109,757	(32,002)	108,971	37,285	71,686
MFS® Research International Portfolio – Service Class	76,948	66,217	10,731	90,924	94,097	(3,173)
MFS® Total Return Series – Service Class	112,177	61,090	51,087	121,836	71,749	50,087
MFS® Utilities Series – Service Class	41,575	44,565	(2,990)	33,145	53,825	(20,680)
MFS® Value Series – Service Class	426,637	458,362	(31,725)	200,216	257,232	(57,016)
MidCap Account – Class 1	157,387	237,088	(79,701)	241,190	370,256	(129,066)
Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares	5,513	14,450	(8,937)	9,061	31,032	(21,971)
Neuberger Berman AMT Quality Equity Portfolio – I Class Shares	26,033	154,063	(128,030)	53,789	76,197	(22,408)
PIMCO VIT All Asset Portfolio – Administrative Class	22,592	29,134	(6,542)	59,946	70,594	(10,648)

98

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	2025			2024
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)
PIMCO VIT CommodityRealReturn® Strategy Portfolio – Administrative Class	42,217	21,542	20,675	32,552	66,752	(34,200)
PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class	446,726	480,082	(33,356)	139,067	196,602	(57,535)
PIMCO VIT High Yield Portfolio – Administrative Class	686,568	711,538	(24,970)	460,386	547,351	(86,965)
PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class	64,378	67,375	(2,997)	182,004	32,268	149,736
PIMCO VIT Low Duration Portfolio – Administrative Class	578,152	366,050	212,102	88,129	55,873	32,256
PIMCO VIT Real Return Portfolio – Administrative Class	863,295	876,742	(13,447)	852,379	849,587	2,792
PIMCO VIT Short-Term Portfolio – Administrative Class	4,750,779	4,218,788	531,991	4,650,467	4,859,771	(209,304)
PIMCO VIT Total Return Portfolio – Administrative Class	2,991,458	2,644,422	347,036	2,192,304	2,289,335	(97,031)
Principal Capital Appreciation Account – Class 1	323,899	253,813	70,086	172,489	243,530	(71,041)
Principal LifeTime 2020 Account – Class 1	1,589,822	1,909,643	(319,821)	1,455,005	1,828,061	(373,056)
Principal LifeTime 2030 Account – Class 1	1,573,087	1,808,983	(235,896)	2,179,320	2,418,729	(239,409)
Principal LifeTime 2040 Account – Class 1	1,116,070	947,051	169,019	1,201,487	1,272,307	(70,820)
Principal LifeTime 2050 Account – Class 1	310,608	329,480	(18,872)	355,138	432,585	(77,447)
Principal LifeTime 2060 Account – Class 1	325,619	306,631	18,988	379,254	283,142	96,112
Principal LifeTime Strategic Income Account – Class 1	880,360	1,039,152	(158,792)	1,258,600	1,400,293	(141,693)
Putnam VT International Equity Fund – Class IB	4,887	10,563	(5,676)	1,807	6,747	(4,940)
Putnam VT International Value Fund – Class IB	135,899	31,294	104,605	46,426	5,775	40,651
Putnam VT Large Cap Growth Fund – Class IB	1,347,027	687,145	659,882	210,866	219,098	(8,232)
Putnam VT Large Cap Value Fund – Class IB	96,228	73,701	22,527	209,517	31,041	178,476
Putnam VT Small Cap Growth Fund – Class IB	244,430	29,130	215,300	136,184	637	135,547
Putnam VT Small Cap Value Fund – Class IB	162,914	97,279	65,635	28,590	57	28,533
Real Estate Securities Account – Class 1	143,347	183,226	(39,879)	157,238	222,916	(65,678)
Rydex VI Basic Materials Fund	8,172	33,042	(24,870)	9,265	15,119	(5,854)
Rydex VI Utilities Fund	5,883	27	5,856	—	394	(394)
SAM Balanced Portfolio – Class 1	1,485,727	1,738,497	(252,770)	2,206,963	2,138,099	68,864
SAM Conservative Balanced Portfolio – Class 1	484,842	725,538	(240,696)	588,679	613,663	(24,984)
SAM Conservative Growth Portfolio – Class 1	262,357	494,003	(231,646)	435,217	672,572	(237,355)
SAM Flexible Income Portfolio – Class 1	175,899	330,685	(154,786)	306,413	242,140	64,273
SAM Strategic Growth Portfolio – Class 1	363,291	526,837	(163,546)	331,119	463,208	(132,089)
Short-Term Income Account – Class 1	2,584,394	2,273,417	310,977	2,396,732	2,831,856	(435,124)
SmallCap Account – Class 1	234,854	356,888	(122,034)	399,163	499,679	(100,516)
T. Rowe Price Equity Income Portfolio – II	133,570	131,795	1,775	137,108	123,954	13,154
T. Rowe Price Health Sciences Portfolio – II	988,029	1,018,874	(30,845)	1,043,105	940,526	102,579
TOPS® Managed Risk Balanced ETF Portfolio – Class 2	7,026	11,931	(4,905)	16,844	4,480	12,364
TOPS® Managed Risk Growth ETF Portfolio – Class 2	6,549	4,660	1,889	9,335	2,706	6,629
TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2	642,079	591,567	50,512	17,882	23,804	(5,922)
VanEck VIP Trust Global Resources Fund – Class S Shares	21,125	44,730	(23,605)	22,201	40,493	(18,292)
VanEck VIP Trust Global Resources Fund – Initial Class Shares	824,379	887,767	(63,388)	692,021	822,347	(130,326)

99

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	2025			2024
Division	Purchases	Redemptions	Net increase (decrease)	Purchases	Redemptions	Net increase (decrease)
Vanguard VIF Balanced Portfolio	257,477	316,692	(59,215)	184,173	244,453	(60,280)
Vanguard VIF Equity Income Portfolio	1,771,423	1,480,981	290,442	273,376	38,332	235,044
Vanguard VIF Equity Index Portfolio	2,043,301	2,083,937	(40,636)	1,632,928	1,790,969	(158,041)
Vanguard VIF Global Bond Index Portfolio	329,459	233,704	95,755	156,997	27,934	129,063
Vanguard VIF International Portfolio	89,385	3,886	85,499	16,357	57,508	(41,151)
Vanguard VIF Mid-Cap Index Portfolio	1,316,579	1,447,692	(131,113)	1,491,017	1,680,566	(189,549)
Vanguard VIF Real Estate Index Portfolio	1,004,555	1,015,872	(11,317)	136,821	106,979	29,842

6.	Financial Highlights

Principal Life sells a number of variable life insurance products, which have unique combinations of features and fees that are charged against the contractholder’s account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

The Separate Account has presented the following disclosures for 2025, 2024, 2023, 2022 and 2021 in accordance with the American Institute of Certified Public Accountants Audit and Accounting Guide for Investment Companies. The following table was developed by determining which products issued by Principal Life have the lowest and highest total return. Only product designs within each division that had units outstanding during the respective periods were considered when determining the lowest and highest total return. The summary may not reflect the minimum and maximum contract charges offered by Principal Life as the contractholder may not have selected all available and applicable contract options as discussed in Note 2. Additionally, the unit values, expense ratios and total returns are presented as a range of minimum to maximum values. Therefore, some individual contract unit values may not be within the ranges presented.

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
AllianceBernstein VPS Discovery Value Portfolio – Class A:
2025	162	$41.00	$6,659	0.84%	—%	2.89%
2024	180	$39.85	$7,160	0.87%	—%	10.02%
2023	182	$36.22	$6,603	1.05%	—%	17.18%
2022	181	$30.91	$5,587	1.09%	—%	(15.64)%
2021	210	$36.64	$7,680	0.81%	—%	35.96%

AllianceBernstein VPS International Value Portfolio – Class A:
2025	158	$13.86	$2,211	2.57%	—%	41.72%
2024	143	$9.78	$1,412	2.78%	—%	5.05%
2023	206	$9.31	$1,933	0.75%	—%	15.08%
2022	242	$8.09	$1,971	4.75%	—%	(13.59)%
2021	211	$9.36	$1,992	2.05%	—%	11.03%

100

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
AllianceBernstein VPS Small Cap Growth Portfolio – Class A:
2025	59			$52.49	$3,115	—%			—%			4.81%
2024	44			$50.08	$2,223	0.24%			—%			18.62%
2023	51			$42.22	$2,173	—%			—%			18.03%
2022	58			$35.77	$2,092	—%			—%			(39.09)%
2021	60			$58.73	$3,525	—%			—%			9.45%

AllianceBernstein VPS Sustainable Global Thematic Portfolio – Class A:
2025	31			$35.53	$1,109	—%			—%			6.31%
2024	32			$33.42	$1,081	—%			—%			6.23%
2023	40			$31.46	$1,255	0.27%			—%			16.00%
2022	52			$27.12	$1,414	—%			—%			(26.98)%
2021	35			$37.14	$1,309	—%			—%			22.86%

Allspring VT Discovery All Cap Growth Fund – Class 2:
2025	53	$73.54	to	$65.48	$3,887	—%	—%	to	0.75%	15.27%	to	14.42%
2024	54	$63.80	to	$57.23	$3,446	—%	—%	to	0.75%	21.02%	to	20.08%
2023	84	$52.72	to	$47.66	$4,424	—%	—%	to	0.75%	33.16%	to	32.17%
2022	91	$39.59	to	$36.06	$3,589	—%	—%	to	0.75%	(37.20)%	to	(37.67)%
2021	176	$63.04	to	$57.85	$11,075	—%	—%	to	0.75%	14.97%	to	14.13%

Allspring VT Index Asset Allocation Fund – Class 2:
2025	56	$56.95	to	$47.70	$3,169	1.25%	—%	to	0.75%	11.49%	to	10.65%
2024	56	$51.08	to	$43.11	$2,871	1.31%	—%	to	0.75%	14.86%	to	14.02%
2023	56	$44.47	to	$37.81	$2,472	0.96%	—%	to	0.75%	16.69%	to	15.84%
2022	56	$38.11	to	$32.64	$2,115	0.64%	—%	to	0.75%	(17.03)%	to	(17.66)%
2021	58	$45.93	to	$39.64	$2,648	0.58%	—%	to	0.75%	16.01%	to	15.13%

American Funds Insurance Series – Capital World Bond Fund – Class 2 Shares:
2025	375			$10.80	$4,046	3.10%			—%			9.31%
2024	319			$9.88	$3,150	2.27%			—%			(3.04)%
2023	207			$10.19	$2,107	—%			—%			6.15%
2022	214			$9.60	$2,049	0.24%			—%			(17.67)%
2021	189			$11.66	$2,201	1.74%			—%			(4.89)%

American Funds Insurance Series – Global Balanced Fund – Class 2 Shares:
2025	123	$16.60	to	$15.69	$2,034	1.13%	—%	to	0.75%	17.15%	to	16.31%
2024	212	$14.17	to	$13.49	$3,004	1.88%	—%	to	0.75%	6.54%	to	5.80%
2023	183	$13.30	to	$12.75	$2,433	1.67%	—%	to	0.75%	13.87%	to	12.93%
2022	164	$11.68	to	$11.29	$1,912	—%	—%	to	0.75%	(14.56)%	to	(15.18)%
2021	137	$13.67	to	$13.31	$1,872	1.00%	—%	to	0.75%	10.78%	to	9.91%

American Funds Insurance Series – Global Small Capitalization Fund – Class 2 Shares:
2025	25			$13.71	$345	0.48%			—%			14.63%
2024	14			$11.96	$173	1.07%			—%			2.31%
2023	16			$11.69	$192	0.28%			—%			16.20%
2022	15			$10.06	$153	—%			—%			(29.60)%
2021	13			$14.29	$188	—%			—%			6.80%

101

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
American Funds Insurance Series – Growth Fund – Class 2 Shares:
2025	1,092	$61.07	to	$55.97	$66,656	0.15%	—%	to	0.75%	20.24%	to	19.34%
2024	1,046	$50.79	to	$46.90	$53,109	0.34%	—%	to	0.75%	31.61%	to	30.64%
2023	979	$38.59	to	$35.90	$37,795	0.36%	—%	to	0.75%	38.46%	to	37.44%
2022	855	$27.87	to	$26.12	$23,821	0.35%	—%	to	0.75%	(29.92)%	to	(30.46)%
2021	687	$39.77	to	$37.56	$27,314	0.22%	—%	to	0.75%	21.99%	to	21.08%

American Funds Insurance Series – International Fund – Class 2 Shares:
2025	1,008	$18.03	to	$16.52	$18,179	1.38%	—%	to	0.75%	26.79%	to	25.82%
2024	1,082	$14.22	to	$13.13	$15,394	1.13%	—%	to	0.75%	3.12%	to	2.34%
2023	1,265	$13.79	to	$12.83	$17,440	1.26%	—%	to	0.75%	15.88%	to	14.96%
2022	1,411	$11.90	to	$11.16	$16,797	1.77%	—%	to	0.75%	(20.83)%	to	(21.35)%
2021	1,353	$15.03	to	$14.19	$20,328	2.36%	—%	to	0.75%	(1.44)%	to	(2.21)%

American Funds Insurance Series – New World Fund – Class 2 Shares:
2025	1,351	$21.52	to	$19.72	$29,061	1.11%	—%	to	0.75%	28.32%	to	27.39%
2024	1,463	$16.77	to	$15.48	$24,531	1.35%	—%	to	0.75%	6.54%	to	5.74%
2023	1,797	$15.74	to	$14.64	$28,280	1.46%	—%	to	0.75%	15.99%	to	15.09%
2022	1,919	$13.57	to	$12.72	$26,044	1.39%	—%	to	0.75%	(22.10)%	to	(22.67)%
2021	1,578	$17.42	to	$16.45	$27,492	0.90%	—%	to	0.75%	4.94%	to	4.18%

American Funds Insurance Series – Washington Mutual Investors Fund – Class 2 Shares:
2025	1,155	$29.98	to	$27.68	$34,625	1.47%	—%	to	0.75%	17.20%	to	16.30%
2024	1,003	$25.58	to	$23.80	$25,641	1.57%	—%	to	0.75%	19.14%	to	18.29%
2023	1,098	$21.47	to	$20.12	$23,571	1.83%	—%	to	0.75%	17.26%	to	16.37%
2022	1,192	$18.31	to	$17.29	$21,822	1.94%	—%	to	0.75%	(8.45)%	to	(9.10)%
2021	1,167	$20.00	to	$19.02	$23,339	1.51%	—%	to	0.75%	27.80%	to	26.80%

BNY Mellon IP MidCap Stock Portfolio – Service Shares:
2025	63	$24.40	to	$22.36	$1,535	0.55%	—%	to	0.75%	9.81%	to	8.97%
2024	91	$22.22	to	$20.52	$2,014	0.06%	—%	to	0.75%	12.34%	to	11.52%
2023	9	$19.78	to	$18.40	$183	0.17%	—%	to	0.75%	17.95%	to	17.05%
2022	9	$16.77	to	$15.72	$150	0.49%	—%	to	0.75%	(14.26)%	to	(14.89)%
2021	22	$19.56	to	$18.47	$431	0.47%	—%	to	0.75%	25.55%	to	24.63%

BNY Mellon IP Technology Growth Portfolio – Service Shares:
2025	112			$77.92	$8,712	—%			—%			27.86%
2024	124			$60.94	$7,543	—%			—%			25.39%
2023	133			$48.60	$6,445	—%			—%			58.98%
2022	133			$30.57	$4,069	—%			—%			(46.51)%
2021	127			$57.15	$7,230	—%			—%			12.63%

BNY Mellon Sustainable U.S. Equity Portfolio, Inc. – Service Shares:
2025	16			$68.67	$1,072	0.06%			—%			15.66%
2024	19			$59.37	$1,104	0.36%			—%			24.57%
2023	18			$47.66	$866	0.54%			—%			23.50%
2022	19			$38.59	$751	0.30%			—%			(23.05)%
2021	16			$50.15	$790	0.57%			—%			26.67%

102

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
BNY Mellon VIF Appreciation Portfolio – Service Shares:
2025	52			$66.55	$3,480	0.17%			—%			9.78%
2024	67			$60.62	$4,049	0.18%			—%			12.49%
2023	73			$53.89	$3,908	0.48%			—%			20.67%
2022	60			$44.66	$2,692	0.43%			—%			(18.25)%
2021	69			$54.63	$3,767	0.21%			—%			26.84%

BNY Mellon VIF Opportunistic Small Cap Portfolio – Service Shares:
2025	145			$34.52	$5,004	0.45%			—%			10.68%
2024	153			$31.19	$4,766	0.49%			—%			4.38%
2023	167			$29.88	$5,004	0.09%			—%			9.01%
2022	171			$27.41	$4,679	—%			—%			(16.84)%
2021	178			$32.96	$5,871	—%			—%			16.18%

Bond Market Index Account – Class 1:
2025	3,001			$12.59	$37,787	4.23%			—%			7.15%
2024	2,723			$11.75	$31,996	3.11%			—%			1.03%
2023	2,636			$11.63	$30,639	2.65%			—%			5.54%
2022	2,103			$11.02	$23,165	2.19%			—%			(13.16)%
2021	2,227			$12.69	$28,253	2.05%			—%			(1.78)%

ClearBridge Variable Mid Cap Portfolio – Class I Shares:
2025	43	$19.71	to	$18.20	$851	0.29%	—%	to	0.75%	4.34%	to	3.59%
2024	39	$18.89	to	$17.57	$729	0.60%	—%	to	0.75%	10.02%	to	9.13%
2023	40	$17.17	to	$16.10	$690	0.13%	—%	to	0.75%	12.89%	to	12.12%
2022	37	$15.21	to	$14.36	$567	0.36%	—%	to	0.75%	(25.29)%	to	(25.86)%
2021	30	$20.36	to	$19.37	$614	0.03%	—%	to	0.75%	28.70%	to	27.69%

ClearBridge Variable Small Cap Growth Portfolio – Class I Shares:
2025	587			$29.75	$17,466	—%			—%			9.21%
2024	695			$27.24	$18,939	—%			—%			4.53%
2023	853			$26.06	$22,242	—%			—%			8.40%
2022	992			$24.04	$23,850	—%			—%			(28.85)%
2021	1,036			$33.79	$35,003	—%			—%			12.60%

Columbia VP - Acorn International Fund:
2025 (12)	161	$13.86	to	$12.80	$2,237	1.26%	—%	to	0.75%	12.77%	to	11.99%
2024	167	$12.29	to	$11.43	$2,048	1.40%	—%	to	0.75%	(8.28)%	to	(9.00)%
2023	178	$13.40	to	$12.56	$2,388	0.32%	—%	to	0.75%	16.93%	to	16.08%
2022	176	$11.46	to	$10.82	$2,013	0.89%	—%	to	0.75%	(33.83)%	to	(34.34)%
2021	162	$17.32	to	$16.48	$2,807	0.58%	—%	to	0.75%	18.87%	to	17.97%

Core Plus Bond Account – Class 1:
2025	5,111	$26.38	to	$50.05	$154,835	3.88%	—%	to	0.75%	7.45%	to	6.65%
2024	3,939	$24.55	to	$46.93	$111,118	3.25%	—%	to	0.75%	0.89%	to	0.15%
2023	3,772	$24.33	to	$46.86	$105,466	2.98%	—%	to	0.75%	5.35%	to	4.55%
2022	3,568	$23.09	to	$44.82	$94,738	3.12%	—%	to	0.75%	(14.13)%	to	(14.76)%
2021	3,722	$26.89	to	$52.58	$115,046	2.59%	—%	to	0.75%	(0.45)%	to	(1.20)%

103

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
CVT EAFE International Index Portfolio – Class F:
2025	862			$20.94	$18,057	2.54%		—%			30.63%
2024	860			$16.03	$13,783	2.62%		—%			2.95%
2023	711			$15.57	$11,073	2.83%		—%			17.51%
2022	841			$13.25	$11,144	3.69%		—%			(14.74)%
2021	754			$15.54	$11,718	1.84%		—%			10.60%

CVT Investment Grade Bond Index Portfolio – Class I:
2025	399			$12.45	$4,965	3.26%		—%			6.87%
2024	404			$11.65	$4,699	2.77%		—%			1.04%
2023	360			$11.53	$4,150	2.78%		—%			5.49%
2022	317			$10.93	$3,462	2.79%		—%			(12.49)%
2021	271			$12.49	$3,382	2.35%		—%			(1.81)%

CVT Russell 2000 Small Cap Index Portfolio – Class F:
2025	1,069			$42.39	$45,301	1.54%		—%			12.23%
2024	1,255			$37.77	$47,402	1.21%		—%			10.99%
2023	1,299			$34.03	$44,190	0.92%		—%			16.38%
2022	1,278			$29.24	$37,380	0.84%		—%			(20.67)%
2021	1,250			$36.86	$46,068	0.76%		—%			14.29%

CVT S&P 500 Index Portfolio:
2025	150	$43.29	to $	39.66	$6,478	1.17%	—% to	0.75%	17.51%	to	16.65%
2024	129	$36.84	to $	34.00	$4,756	1.23%	—% to	0.75%	24.63%	to	23.68%
2023	125	$29.56	to $	27.49	$3,708	1.31%	—% to	0.75%	25.89%	to	24.95%
2022	128	$23.48	to $	22.00	$3,016	1.35%	—% to	0.75%	(18.33)%	to	(18.94)%
2021	114	$28.75	to $	27.14	$3,266	1.35%	—% to	0.75%	28.41%	to	27.48%

CVT S&P MidCap 400 Index Portfolio – Class F:
2025	69			$45.82	$3,155	1.14%		—%			6.91%
2024	67			$42.86	$2,865	1.21%		—%			13.30%
2023	67			$37.83	$2,527	1.23%		—%			15.90%
2022	78			$32.64	$2,535	0.95%		—%			(13.51)%
2021	79			$37.74	$2,997	0.85%		—%			24.19%

Diversified Balanced Account – Class 1:
2025	1,033	$18.36	to $	17.21	$18,833	3.17%	—% to	0.75%	12.43%	to	11.61%
2024	1,098	$16.33	to $	15.42	$17,811	2.15%	—% to	0.75%	9.89%	to	9.05%
2023	1,112	$14.86	to $	14.14	$16,424	2.00%	—% to	0.75%	14.13%	to	13.30%
2022	1,174	$13.02	to $	12.48	$15,203	2.47%	—% to	0.75%	(14.85)%	to	(15.50)%
2021	1,227	$15.29	to $	14.77	$18,679	2.15%	—% to	0.75%	11.12%	to	10.22%

Diversified International Account – Class 1:
2025	2,943	$40.92	to $	36.11	$157,001	2.35%	—% to	0.75%	32.34%	to	31.36%
2024	3,984	$30.91	to $	27.49	$160,835	3.07%	—% to	0.75%	4.71%	to	3.93%
2023	4,312	$29.52	to $	26.45	$166,354	1.27%	—% to	0.75%	17.42%	to	16.57%
2022	4,588	$25.14	to $	22.69	$150,687	2.67%	—% to	0.75%	(19.99)%	to	(20.61)%
2021	4,547	$31.42	to $	28.58	$186,621	1.30%	—% to	0.75%	9.74%	to	8.96%

104

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
DWS Alternative Asset Allocation VIP – Class B:
2025	34			$14.68	$493	3.68%		—%			10.04%
2024	35			$13.34	$462	3.28%		—%			5.29%
2023	36			$12.67	$456	6.69%		—%			5.67%
2022	34			$11.99	$412	8.05%		—%			(7.70)%
2021	39			$12.99	$513	1.75%		—%			12.27%

DWS Small Mid Cap Value VIP – Class B:
2025	53	$34.86	to $	31.24	$1,836	0.57%	—% to	0.75%	17.85%	to	16.96%
2024	53	$29.58	to $	26.71	$1,554	0.82%	—% to	0.75%	5.79%	to	4.99%
2023	75	$27.96	to $	25.44	$2,089	0.76%	—% to	0.75%	14.59%	to	13.77%
2022	69	$24.40	to $	22.36	$1,694	0.49%	—% to	0.75%	(16.15)%	to	(16.78)%
2021	74	$29.10	to $	26.87	$2,164	0.86%	—% to	0.75%	30.03%	to	29.06%

Equity Income Account – Class 1:
2025	3,333	$47.30	to $	41.02	$156,904	1.77%	—% to	0.75%	15.51%	to	14.65%
2024	3,608	$40.95	to $	35.78	$147,130	2.08%	—% to	0.75%	15.48%	to	14.64%
2023	4,009	$35.46	to $	31.21	$141,586	2.11%	—% to	0.75%	11.23%	to	10.36%
2022	4,180	$31.88	to $	28.28	$132,750	1.94%	—% to	0.75%	(10.50)%	to	(11.15)%
2021	4,208	$35.62	to $	31.83	$149,340	1.99%	—% to	0.75%	22.45%	to	21.53%

Fidelity VIP Asset Manager 50% Portfolio – Service Class 2:
2025 (11)	39			$39.63	$1,527	2.38%		—%			14.64%
2024	43			$34.57	$1,483	2.37%		—%			8.23%
2023	42			$31.94	$1,352	2.32%		—%			12.66%
2022	37			$28.35	$1,062	1.76%		—%			(15.15)%
2021	45			$33.41	$1,493	1.53%		—%			9.68%

Fidelity VIP Consumer Staples Portfolio – Service Class 2:
2025 (14)	1	$—	to $	9.78	$7	2.63%	—% to	—%	—%	to	(3.26)%

Fidelity VIP Contrafund® Portfolio – Initial Class:
2025	596	$127.67	to $	106.88	$124,398	0.14%	—% to	0.75%	21.48%	to	20.56%
2024	646	$105.09	to $	88.65	$111,238	0.19%	—% to	0.75%	33.79%	to	32.79%
2023	681	$78.55	to $	66.76	$87,775	0.49%	—% to	0.75%	33.45%	to	32.46%
2022	731	$58.86	to $	50.40	$70,779	0.51%	—% to	0.75%	(26.31)%	to	(26.86)%
2021	788	$79.88	to $	68.91	$103,556	0.06%	—% to	0.75%	27.83%	to	26.88%

Fidelity VIP Contrafund® Portfolio – Service Class 2:
2025	1,155			$123.27	$142,393	—%		—%			21.20%
2024	1,243			$101.71	$126,414	0.03%		—%			33.44%
2023	1,370			$76.22	$104,387	0.26%		—%			33.11%
2022	1,471			$57.26	$84,226	0.26%		—%			(26.49)%
2021	1,549			$77.89	$120,651	0.03%		—%			27.52%

Fidelity VIP Energy Portfolio – Service Class 2:
2025 (14)	—	$10.00	to $	9.95	$—	—%	—% to	0.75%	10.38%	to	13.07%

105

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
Fidelity VIP Equity -Income Portfolio – Initial Class:
2025	308	$63.79	to $	48.53	$28,008	1.77%	—% to	0.75%	19.01%	to	18.14%
2024	340	$53.60	to $	41.08	$25,946	1.78%	—% to	0.75%	15.34%	to	14.46%
2023	358	$46.47	to $	35.89	$23,738	1.94%	—% to	0.75%	10.64%	to	9.82%
2022	380	$42.00	to $	32.68	$22,855	1.87%	—% to	0.75%	(4.96)%	to	(5.66)%
2021	413	$44.19	to $	34.64	$25,941	1.91%	—% to	0.75%	24.89%	to	23.98%

Fidelity VIP Equity-Income Portfolio – Service Class 2:
2025	617			$58.40	$36,031	1.72%		—%			18.75%
2024	609			$49.18	$29,968	1.63%		—%			15.04%
2023	624			$42.75	$26,673	1.73%		—%			10.38%
2022	681			$38.73	$26,373	1.75%		—%			(5.24)%
2021	690			$40.87	$28,217	1.68%		—%			24.60%

Fidelity VIP Extended Market Index Portfolio – Service Class 2:
2025	296	$18.54	to $	17.65	$5,492	1.11%	—% to	0.75%	12.02%	to	11.22%
2024	98	$16.55	to $	15.87	$1,621	1.84%	—% to	0.75%	12.05%	to	11.13%
2023	36	$14.77	to $	14.28	$532	3.11%	—% to	0.75%	17.13%	to	16.29%
2022	14	$12.61	to $	12.28	$179	1.04%	—% to	0.75%	(18.33)%	to	(18.94)%
2021	17	$15.44	to $	15.15	$259	1.64%	—% to	0.75%	20.91%	to	20.05%

Fidelity VIP Government Money Market Portfolio – Service Class:
2025	37,890	$12.13	to $	11.26	$459,351	3.92%	—% to	0.75%	4.03%	to	3.30%
2024	35,077	$11.66	to $	10.90	$408,768	4.87%	—% to	0.75%	5.05%	to	4.21%
2023	38,148	$11.10	to $	10.46	$423,323	4.67%	—% to	0.75%	4.82%	to	3.98%
2022	35,730	$10.59	to $	10.06	$378,371	1.40%	—% to	0.75%	1.34%	to	0.60%
2021	31,663	$10.45	to $	10.00	$330,813	0.01%	—% to	0.75%	—%	to	(0.70)%

Fidelity VIP Growth Portfolio – Service Class 2:
2025	430	$108.43	to $	90.82	$46,598	0.05%	—% to	0.75%	14.61%	to	13.75%
2024	434	$94.61	to $	79.84	$41,052	—%	—% to	0.75%	30.07%	to	29.11%
2023	330	$72.74	to $	61.84	$23,966	—%	—% to	0.75%	35.89%	to	34.87%
2022	394	$53.53	to $	45.85	$21,088	0.35%	—% to	0.75%	(24.64)%	to	(25.22)%
2021	399	$71.03	to $	61.31	$28,334	—%	—% to	0.75%	22.89%	to	21.99%

Fidelity VIP High Income Portfolio – Initial Class:
2025	490	$30.33	to $	32.97	$17,534	13.01%	—% to	0.75%	10.35%	to	9.53%
2024	164	$27.48	to $	30.10	$5,275	6.11%	—% to	0.75%	8.96%	to	8.16%
2023	164	$25.22	to $	27.83	$4,840	5.69%	—% to	0.75%	10.47%	to	9.65%
2022	175	$22.83	to $	25.38	$4,671	4.97%	—% to	0.75%	(11.37)%	to	(12.03)%
2021	200	$25.76	to $	28.85	$6,048	5.53%	—% to	0.75%	4.41%	to	3.63%

Fidelity VIP High Income Portfolio – Service Class 2:
2025	364			$41.40	$15,080	6.80%		—%			10.31%
2024	375			$37.53	$14,066	6.24%		—%			8.63%
2023	398			$34.55	$13,759	5.64%		—%			10.24%
2022	453			$31.34	$14,204	4.86%		—%			(11.69)%
2021	524			$35.49	$18,600	5.23%		—%			4.29%
106

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
Fidelity VIP International Index Portfolio – Service Class 2:
2025	2,322	$17.67	to $	16.82	$41,021	4.97%	—% to	0.75%	32.86%	to	31.82%
2024	539	$13.30	to $	12.76	$7,174	3.04%	—% to	0.75%	4.81%	to	4.08%
2023	429	$12.69	to $	12.26	$5,442	3.02%	—% to	0.75%	15.89%	to	15.01%
2022	264	$10.95	to $	10.66	$2,887	2.01%	—% to	0.75%	(16.22)%	to	(16.85)%
2021	265	$13.07	to $	12.82	$3,460	3.03%	—% to	0.75%	7.48%	to	6.66%

Fidelity VIP Mid Cap Portfolio – Service Class 2:
2025	414			$58.81	$33,364	0.24%		—%			11.49%
2024	471			$52.75	$34,087	0.34%		—%			17.17%
2023	522			$45.02	$32,475	0.38%		—%			14.79%
2022	576			$39.22	$31,326	0.27%		—%			(14.97)%
2021	594			$46.12	$38,139	0.36%		—%			25.29%

Fidelity VIP Strategic Income Portfolio – Service Class 2:
2025	765			$13.74	$10,517	3.79%		—%			8.62%
2024	684			$12.65	$8,654	4.28%		—%			5.77%
2023	511			$11.96	$6,119	4.37%		—%			9.12%
2022	589			$10.96	$6,454	3.59%		—%			(11.47)%
2021	535			$12.38	$6,621	2.54%		—%			3.51%

Fidelity VIP Total Market Index Portfolio – Service Class 2:
2025	4,082	$24.81	to $	23.62	$101,297	1.43%	—% to	0.75%	16.81%	to	15.95%
2024	2,001	$21.24	to $	20.37	$42,485	1.19%	—% to	0.75%	23.42%	to	22.49%
2023	1,345	$17.21	to $	16.63	$23,156	0.95%	—% to	0.75%	25.71%	to	24.76%
2022	917	$13.69	to $	13.33	$12,553	1.57%	—% to	0.75%	(19.42)%	to	(20.04)%
2021	123	$16.99	to $	16.67	$2,091	0.95%	—% to	0.75%	25.39%	to	24.50%

Franklin Templeton VIP Trust – Franklin Income VIP Fund – Class 2:
2025	379			$49.21	$18,635	5.15%		—%			12.56%
2024	417			$43.72	$18,215	5.08%		—%			7.21%
2023	417			$40.78	$16,988	5.05%		—%			8.63%
2022	369			$37.54	$13,862	4.81%		—%			(5.49)%
2021	355			$39.72	$14,110	4.70%		—%			16.75%

Franklin Templeton VIP Trust – Franklin Mutual Global Discovery VIP Fund – Class 2:
2025	164			$65.48	$10,715	1.89%		—%			23.34%
2024	171			$53.09	$9,055	1.67%		—%			4.65%
2023	207			$50.73	$10,494	2.45%		—%			20.33%
2022	229			$42.16	$9,673	1.40%		—%			(4.77)%
2021	237			$44.27	$10,504	2.67%		—%			19.13%

Franklin Templeton VIP Trust – Franklin Mutual Shares VIP Fund – Class 2:
2025	144			$43.53	$6,270	1.99%		—%			11.53%
2024	163			$39.03	$6,376	2.11%		—%			11.26%
2023	336			$35.08	$11,801	1.82%		—%			13.49%
2022	387			$30.91	$11,978	1.86%		—%			(7.46)%
2021	386			$33.40	$12,905	3.16%		—%			19.20%

107

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
Franklin Templeton VIP Trust – Franklin Rising Dividends VIP Fund – Class 2:
2025	330			$72.92	$24,060	0.80%		—%			11.81%
2024	414			$65.22	$27,028	1.00%		—%			10.79%
2023	434			$58.87	$25,557	0.91%		—%			12.07%
2022	454			$52.53	$23,831	0.80%		—%			(10.57)%
2021	451			$58.74	$26,490	0.86%		—%			26.79%

Franklin Templeton VIP Trust – Franklin Small Cap Value VIP Fund – Class 2:
2025	259	$66.61	to $	59.69	$17,236	1.12%	—% to	0.75%	7.66%	to	6.86%
2024	289	$61.87	to $	55.86	$17,904	0.93%	—% to	0.75%	11.70%	to	10.86%
2023	329	$55.39	to $	50.39	$18,244	0.52%	—% to	0.75%	12.74%	to	11.90%
2022	384	$49.13	to $	45.03	$18,884	0.98%	—% to	0.75%	(10.07)%	to	(10.73)%
2021	374	$54.63	to $	50.44	$20,407	1.08%	—% to	0.75%	25.38%	to	24.42%

Franklin Templeton VIP Trust – Franklin Strategic Income VIP Fund – Class 2:
2025	601			$19.68	$11,831	4.93%		—%			7.25%
2024	605			$18.35	$11,104	4.80%		—%			4.02%
2023	790			$17.64	$13,943	4.66%		—%			8.15%
2022	856			$16.31	$13,965	4.26%		—%			(10.73)%
2021	927			$18.27	$16,945	3.26%		—%			2.12%

Franklin Templeton VIP Trust – Franklin U.S. Government Securities VIP Fund – Class 2:
2025	37			$12.74	$471	3.21%		—%			6.70%
2024	42			$11.94	$506	3.75%		—%			1.36%
2023	5			$11.78	$55	2.80%		—%			4.43%
2022	22			$11.28	$244	2.37%		—%			(9.69)%
2021	20			$12.49	$250	2.57%		—%			(1.89)%

Franklin Templeton VIP Trust – Templeton Developing Markets VIP Fund – Class 2:
2025	364			$31.68	$11,539	0.56%		—%			46.26%
2024	394			$21.66	$8,542	4.04%		—%			7.71%
2023	438			$20.11	$8,804	2.06%		—%			12.60%
2022	441			$17.86	$7,873	2.74%		—%			(21.97)%
2021	441			$22.89	$10,100	0.91%		—%			(5.76)%

Franklin Templeton VIP Trust – Templeton Foreign VIP Fund – Class 2:
2025	686			$18.11	$12,423	2.11%		—%			29.17%
2024	845			$14.02	$11,846	2.42%		—%			(0.99)%
2023	921			$14.16	$13,033	3.18%		—%			20.82%
2022	963			$11.72	$11,290	3.08%		—%			(7.64)%
2021	989			$12.69	$12,548	1.83%		—%			4.19%

Franklin Templeton VIP Trust – Templeton Global Bond VIP Fund – Class 2:
2025	669	$15.06	to $	13.51	$10,082	—%	—% to	0.75%	15.73%	to	14.88%
2024	656	$13.01	to $	11.76	$8,554	—%	—% to	0.75%	(11.38)%	to	(12.04)%
2023	663	$14.68	to $	13.37	$9,744	—%	—% to	0.75%	2.87%	to	2.06%
2022	759	$14.27	to $	13.10	$10,845	—%	—% to	0.75%	(4.93)%	to	(5.62)%
2021	835	$15.01	to $	13.88	$12,556	—%	—% to	0.75%	(5.00)%	to	(5.71)%

108

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
Global Emerging Markets Account – Class 1:
2025	743	$64.81	to $	54.43	$48,282	0.65%	—% to	0.75%	37.25%	to	36.25%
2024	772	$47.22	to $	39.95	$36,534	2.01%	—% to	0.75%	6.52%	to	5.69%
2023	804	$44.33	to $	37.80	$35,749	2.46%	—% to	0.75%	12.50%	to	11.70%
2022	883	$39.40	to $	33.84	$34,860	1.60%	—% to	0.75%	(22.65)%	to	(23.23)%
2021	901	$50.94	to $	44.08	$46,004	0.44%	—% to	0.75%	0.57%	to	(0.18)%

Goldman Sachs VIT – Small Cap Equity Insights Fund – Institutional Shares:
2025	48			$46.11	$2,219	0.80%		—%			16.15%
2024	41			$39.70	$1,645	1.14%		—%			19.04%
2023	32			$33.35	$1,082	0.72%		—%			19.28%
2022	57			$27.96	$1,606	0.31%		—%			(19.38)%
2021	54			$34.68	$1,882	0.43%		—%			23.77%

Government & High Quality Bond Account – Class 1:
2025	3,130	$14.94	to $	13.14	$46,733	3.57%	—% to	0.75%	7.95%	to	7.09%
2024	3,205	$13.84	to $	12.27	$44,342	3.09%	—% to	0.75%	0.58%	to	(0.08)%
2023	3,507	$13.76	to $	12.28	$48,227	2.37%	—% to	0.75%	4.64%	to	3.80%
2022	3,339	$13.15	to $	11.83	$43,884	1.40%	—% to	0.75%	(11.80)%	to	(12.44)%
2021	3,576	$14.91	to $	13.51	$53,290	2.23%	—% to	0.75%	(1.32)%	to	(2.03)%

Invesco V.I. American Franchise Fund – Series I Shares:
2025	99	$62.28	to $	56.21	$6,180	—%	—% to	0.75%	11.65%	to	10.85%
2024	109	$55.78	to $	50.71	$6,053	—%	—% to	0.75%	34.90%	to	33.87%
2023	110	$41.35	to $	37.88	$4,555	—%	—% to	0.75%	40.93%	to	39.88%
2022	107	$29.34	to $	27.08	$3,150	—%	—% to	0.75%	(31.11)%	to	(31.63)%
2021	112	$42.59	to $	39.61	$4,774	—%	—% to	0.75%	11.90%	to	11.08%

Invesco V.I. American Franchise Fund – Series II Shares:
2025	100			$60.17	$6,033	—%		—%			11.38%
2024	97			$54.02	$5,263	—%		—%			34.58%
2023	101			$40.14	$4,042	—%		—%			40.60%
2022	110			$28.55	$3,154	—%		—%			(31.30)%
2021	111			$41.56	$4,632	—%		—%			11.66%

109

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
Invesco V.I. American Value Fund – Series I Shares:
2025	90	$27.76	to $	25.63	$2,504	0.48%	—% to	0.75%	21.01%	to	20.10%
2024	39	$22.94	to $	21.34	$883	1.14%	—% to	0.75%	30.42%	to	29.41%
2023	28	$17.59	to $	16.49	$494	0.65%	—% to	0.75%	15.57%	to	14.75%
2022	31	$15.22	to $	14.37	$470	0.79%	—% to	0.75%	(2.62)%	to	(3.36)%
2021	18	$15.63	to $	14.87	$281	0.39%	—% to	0.75%	28.01%	to	26.99%

Invesco V.I. Core Equity Fund – Series I Shares:
2025	157	$56.93	to $	47.33	$8,920	0.65%	—% to	0.75%	16.16%	to	15.30%
2024	161	$49.01	to $	41.05	$7,887	0.69%	—% to	0.75%	25.60%	to	24.66%
2023	174	$39.02	to $	32.93	$6,770	0.72%	—% to	0.75%	23.36%	to	22.46%
2022	191	$31.63	to $	26.89	$6,037	0.93%	—% to	0.75%	(20.55)%	to	(21.14)%
2021	205	$39.81	to $	34.10	$8,148	0.67%	—% to	0.75%	27.76%	to	26.77%

Invesco V.I. Core Equity Fund – Series II Shares:
2025	156			$79.32	$12,389	0.42%		—%			15.88%
2024	163			$68.45	$11,124	0.49%		—%			25.30%
2023	168			$54.63	$9,187	0.46%		—%			23.07%
2022	194			$44.39	$8,596	0.62%		—%			(20.75)%
2021	215			$56.01	$12,067	0.45%		—%			27.38%

Invesco V.I. Discovery Mid Cap Growth Fund – Series I Shares:
2025	263	$18.16	to $	17.40	$4,766	—%	—% to	0.75%	4.79%	to	4.00%
2024	174	$17.33	to $	16.73	$3,013	—%	—% to	0.75%	24.23%	to	23.29%
2023	196	$13.95	to $	13.57	$2,732	—%	—% to	0.75%	13.14%	to	12.33%
2022	258	$12.33	to $	12.08	$3,185	—%	—% to	0.75%	(30.96)%	to	(31.52)%
2021	257	$17.86	to $	17.64	$4,596	—%	—% to	0.75%	19.07%	to	18.23%

Invesco V.I. EQV International Equity Fund – Series I Shares:
2025	313			$47.37	$14,829	1.38%		—%			16.50%
2024	345			$40.66	$14,019	1.74%		—%			0.62%
2023	371			$40.41	$15,000	0.20%		—%			18.16%
2022	362			$34.20	$12,379	1.71%		—%			(18.32)%
2021	392			$41.87	$16,404	1.28%		—%			5.89%

Invesco V.I. Global Real Estate Fund – Series I Shares:
2025	149			$13.02	$1,934	2.16%		—%			7.78%
2024	136			$12.08	$1,643	2.57%		—%			(1.79)%
2023	139			$12.30	$1,706	1.49%		—%			9.04%
2022	119			$11.28	$1,339	3.00%		—%			(24.90)%
2021	86			$15.02	$1,285	2.72%		—%			25.69%

Invesco V.I. Health Care Fund – Series I Shares:
2025	307	$52.10	to $	43.31	$16,004	—%	—% to	0.75%	15.32%	to	14.46%
2024	344	$45.18	to $	37.84	$15,533	—%	—% to	0.75%	4.17%	to	3.39%
2023	378	$43.37	to $	36.60	$16,398	—%	—% to	0.75%	3.02%	to	2.26%
2022	473	$42.10	to $	35.79	$19,915	—%	—% to	0.75%	(13.32)%	to	(13.97)%
2021	494	$48.57	to $	41.60	$24,015	0.20%	—% to	0.75%	12.30%	to	11.47%

110

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
Invesco V.I. Main Street Mid Cap Fund – Series II Shares:
2025	19	$40.97	to	$36.71	$784	0.11%	—% to	0.75%	8.96%	to	8.16%
2024	20	$37.60	to	$33.94	$736	0.13%	—% to	0.75%	16.81%	to	15.92%
2023	19	$32.19	to	$29.28	$627	0.04%	—% to	0.75%	14.15%	to	13.27%
2022	21	$28.20	to	$25.85	$583	0.07%	—% to	0.75%	(14.47)%	to	(15.08)%
2021	25	$32.97	to	$30.44	$814	0.28%	—% to	0.75%	22.88%	to	21.96%

Invesco V.I. Main Street Small Cap Fund – Series II Shares:
2025	322			$53.22	$17,117	0.22%		—%			8.44%
2024	323			$49.08	$15,860	—%		—%			12.41%
2023	278			$43.66	$12,152	0.97%		—%			17.81%
2022	261			$37.06	$9,672	0.26%		—%			(16.04)%
2021	219			$44.14	$9,649	0.19%		—%			22.27%

Invesco V.I. Small Cap Equity Fund – Series I Shares:
2025	319	$39.37	to	$34.22	$12,883	—%	—% to	0.75%	8.04%	to	7.24%
2024	329	$36.44	to	$31.91	$12,311	0.13%	—% to	0.75%	18.08%	to	17.19%
2023	360	$30.86	to	$27.23	$11,407	—%	—% to	0.75%	16.58%	to	15.72%
2022	366	$26.47	to	$23.53	$9,937	—%	—% to	0.75%	(20.51)%	to	(21.12)%
2021	374	$33.30	to	$29.83	$12,788	0.17%	—% to	0.75%	20.39%	to	19.51%

Invesco V.I. Technology Fund – Series I Shares:
2025	320	$50.35	to	$41.86	$16,106	—%	—% to	0.75%	20.45%	to	19.57%
2024	323	$41.80	to	$35.01	$13,505	—%	—% to	0.75%	34.28%	to	33.27%
2023	299	$31.13	to	$26.27	$9,312	—%	—% to	0.75%	46.91%	to	45.86%
2022	367	$21.19	to	$18.01	$7,763	—%	—% to	0.75%	(39.94)%	to	(40.40)%
2021	402	$35.28	to	$30.22	$14,170	—%	—% to	0.75%	14.40%	to	13.57%

Janus Henderson Global Sustainable Equity Portfolio – Service Shares:
2025	9	$15.00	to	$14.60	$128	0.23%	—% to	0.75%	17.28%	to	16.33%
2024	9	$12.79	to	$12.55	$118	0.26%	—% to	0.75%	11.02%	to	10.18%
2023	11	$11.52	to	$11.39	$122	1.10%	—% to	0.75%	23.21%	to	22.34%
2022 (4)	—	$9.35	to	$9.31	$3	2.20%	—% to	0.75%	(6.87)%	to	(7.27)%

Janus Henderson Series Balanced Portfolio – Service Shares:
2025	826			$65.32	$53,938	1.69%		—%			14.82%
2024	883			$56.89	$50,260	1.77%		—%			15.14%
2023	898			$49.41	$44,359	1.79%		—%			15.15%
2022	880			$42.91	$37,770	1.15%		—%			(16.61)%
2021	811			$51.46	$41,748	0.88%		—%			16.90%

Janus Henderson Series Enterprise Portfolio – Service Shares:
2025	836	$79.87	to	$66.39	$66,776	0.18%	—% to	0.75%	7.41%	to	6.60%
2024	958	$74.36	to	$62.28	$71,217	0.63%	—% to	0.75%	15.32%	to	14.46%
2023	1,022	$64.48	to	$54.41	$65,867	0.09%	—% to	0.75%	17.77%	to	16.89%
2022	1,121	$54.75	to	$46.55	$61,384	0.27%	—% to	0.75%	(16.14)%	to	(16.77)%
2021	1,230	$65.29	to	$55.93	$80,282	0.24%	—% to	0.75%	16.55%	to	15.68%

111

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest			Total return (3) corresponding to lowest to highest expense ratio
Janus Henderson Series Flexible Bond Portfolio – Service Shares:
2025	1,404			$25.71	$36,113	4.44%			—%			7.21%
2024	1,404			$23.98	$33,666	4.23%			—%			1.61%
2023	1,458			$23.60	$34,400	3.59%			—%			5.31%
2022	1,489			$22.41	$33,379	2.17%			—%			(13.91)%
2021	1,544			$26.03	$40,193	2.24%			—%			(1.10)%

Janus Henderson Series Forty Portfolio – Service Shares:
2025	277			$73.20	$20,260	0.26%			—%			17.87%
2024	339			$62.10	$21,084	0.01%			—%			28.12%
2023	424			$48.47	$20,565	0.13%			—%			39.64%
2022	407			$34.71	$14,118	0.05%			—%			(33.72)%
2021	435			$52.37	$22,799	0.54%			—%			22.62%

Janus Henderson Series Global Research Portfolio – Service Shares:
2025	131			$54.53	$7,142	0.58%			—%			20.61%
2024	143			$45.21	$6,478	0.60%			—%			23.26%
2023	153			$36.68	$5,601	0.79%			—%			26.48%
2022	141			$29.00	$4,075	1.50%			—%			(19.62)%
2021	145			$36.08	$5,244	0.37%			—%			17.79%

Janus Henderson Series Global Technology and Innovation Portfolio – Service Shares:
2025	316	$33.16	to	$31.56	$10,458	—%	—%	to	0.75%	24.85%	to	23.91%
2024	292	$26.56	to	$25.47	$7,761	—%	—%	to	0.75%	31.75%	to	30.75%
2023	265	$20.16	to	$19.48	$5,347	—%	—%	to	0.75%	54.25%	to	53.14%
2022	237	$13.07	to	$12.72	$3,092	—%	—%	to	0.75%	(37.10)%	to	(37.59)%
2021	263	$20.78	to	$20.38	$5,460	0.64%	—%	to	0.75%	17.73%	to	16.86%

Janus Henderson Series Overseas Portfolio – Service Shares:
2025	63			$54.44	$3,428	1.32%			—%			28.58%
2024	61			$42.34	$2,599	1.13%			—%			5.59%
2023	74			$40.10	$2,962	1.40%			—%			10.56%
2022	78			$36.27	$2,816	1.70%			—%			(8.82)%
2021	81			$39.78	$3,215	1.05%			—%			13.30%

LargeCap Growth Account I – Class 1:
2025	2,602	$93.10	to	$75.04	$393,692	—%	—%	to	0.75%	11.39%	to	10.55%
2024	3,065	$83.58	to	$67.88	$417,419	—%	—%	to	0.75%	25.14%	to	24.21%
2023	3,452	$66.79	to	$54.65	$376,330	—%	—%	to	0.75%	40.34%	to	39.31%
2022	3,641	$47.59	to	$39.23	$282,897	—%	—%	to	0.75%	(34.16)%	to	(34.65)%
2021	3,882	$72.28	to	$60.03	$458,753	—%	—%	to	0.75%	21.89%	to	20.98%

LargeCap S&P 500 Index Account – Class 1:
2025	6,602	$76.89	to	$65.21	$507,557	1.43%	—%	to	0.75%	17.62%	to	16.76%
2024	8,165	$65.37	to	$55.85	$533,717	1.47%	—%	to	0.75%	24.75%	to	23.78%
2023	8,423	$52.40	to	$45.12	$441,381	1.44%	—%	to	0.75%	25.96%	to	25.06%
2022	8,361	$41.60	to	$36.08	$347,815	1.28%	—%	to	0.75%	(18.34)%	to	(18.94)%
2021	8,254	$50.94	to	$44.51	$420,418	1.39%	—%	to	0.75%	28.34%	to	27.35%
112

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
Lord Abbett Series Fund Developing Growth Portfolio – Class VC:
2025	48	$32.47	to	$30.21	$1,573	0.16%	—% to	0.75%	14.61%	to	13.74%
2024	64	$28.33	to	$26.56	$1,813	0.15%	—% to	0.75%	22.16%	to	21.28%
2023	76	$23.19	to	$21.90	$1,755	—%	—% to	0.75%	8.16%	to	7.35%
2022	95	$21.44	to	$20.40	$2,040	—%	—% to	0.75%	(35.98)%	to	(36.47)%
2021	93	$33.49	to	$32.11	$3,107	—%	—% to	0.75%	(2.76)%	to	(3.46)%

LVIP American Century Capital Appreciation Fund – Service Class:
2025	59			$32.35	$1,917	—%		—%			6.55%
2024 (9)	82			$30.36	$2,486	—%		—%			15.35%

LVIP American Century Disciplined Core Value Fund – Service Class:
2025	168			$55.71	$9,386	1.48%		—%			14.56%
2024 (9)	176			$48.63	$8,578	1.04%		—%			6.41%

LVIP American Century Disciplined Core Value Fund – Standard Class II:
2025	69	$52.71	to	$43.82	$3,659	1.64%	—% to	0.75%	14.86%	to	14.00%
2024 (9)	76	$45.89	to	$38.44	$3,508	1.28%	—% to	0.75%	6.57%	to	6.04%

LVIP American Century Inflation Protection Fund – Service Class:
2025	136	$14.69	to	$13.07	$1,995	7.22%	—% to	0.75%	6.30%	to	5.57%
2024 (9)	146	$13.82	to	$12.38	$2,022	4.31%	—% to	0.75%	3.37%	to	2.74%

LVIP American Century International Fund – Service Class:
2025	66			$35.77	$2,374	1.08%		—%			15.80%
2024 (9)	68			$30.89	$2,093	0.76%		—%			0.16%

LVIP American Century Mid Cap Value Fund – Service Class:
2025	465	$56.58	to	$50.33	$26,332	1.52%	—% to	0.75%	8.83%	to	8.03%
2024 (9)	569	$51.99	to	$46.59	$29,562	2.48%	—% to	0.75%	6.71%	to	6.18%

LVIP American Century Ultra Fund – Service Class:
2025	94			$104.12	$9,821	—%		—%			12.67%
2024 (9)	94			$92.41	$8,703	—%		—%			19.32%

LVIP American Century Ultra Fund – Standard Class II:
2025	45	$96.47	to	$80.20	$4,348	—%	—% to	0.75%	12.84%	to	12.01%
2024 (9)	48	$85.49	to	$71.60	$4,082	—%	—% to	0.75%	19.42%	to	18.80%

LVIP American Century Value Fund – Service Class:
2025	512	$62.38	to	$52.24	$31,908	1.46%	—% to	0.75%	15.86%	to	14.99%
2024 (9)	590	$53.84	to	$45.43	$31,770	2.87%	—% to	0.75%	6.47%	to	5.92%

LVIP JPMorgan Core Bond Fund – Standard Class:
2025	518			$16.92	$8,759	3.83%		—%			7.43%
2024	488			$15.75	$7,691	5.96%		—%			1.68%
2023 (7)	332			$15.49	$5,141	2.22%		—%			1.77%

113

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
LVIP JPMorgan Small Cap Core Fund – Standard Class:
2025	27			$67.36	$1,787	0.60%		—%			10.28%
2024	33			$61.08	$1,990	0.71%		—%			11.70%
2023 (7)	45			$54.68	$2,465	1.13%		—%			13.21%

Macquarie VIP Small Cap Value Series – Service Class:
2025	480	$42.74	to	$38.01	$20,495	1.01%	—% to	0.75%	7.85%	to	7.01%
2024	545	$39.63	to	$35.52	$21,611	1.02%	—% to	0.75%	11.01%	to	10.21%
2023	640	$35.70	to	$32.23	$22,839	0.65%	—% to	0.75%	9.11%	to	8.26%
2022	723	$32.72	to	$29.77	$23,662	0.52%	—% to	0.75%	(12.37)%	to	(13.00)%
2021	694	$37.34	to	$34.22	$25,911	0.61%	—% to	0.75%	34.03%	to	33.00%

MFS® Blended Research® Small Cap Equity Portfolio – Service Class:
2025	80	$22.94	to	$21.34	$1,830	0.77%	—% to	0.75%	5.52%	to	4.71%
2024	94	$21.74	to	$20.38	$2,042	0.74%	—% to	0.75%	4.62%	to	3.87%
2023	117	$20.78	to	$19.62	$2,426	0.50%	—% to	0.75%	18.68%	to	17.77%
2022	148	$17.51	to	$16.66	$2,598	0.52%	—% to	0.75%	(18.56)%	to	(19.17)%
2021	131	$21.50	to	$20.61	$2,806	0.62%	—% to	0.75%	29.21%	to	28.17%

MFS® Global Equity Series – Service Class:
2025	174			$47.20	$8,203	0.59%		—%			13.27%
2024	211			$41.67	$8,806	0.79%		—%			5.36%
2023	231			$39.55	$9,133	0.50%		—%			13.88%
2022	255			$34.73	$8,867	0.22%		—%			(17.93)%
2021	289			$42.32	$12,224	0.46%		—%			16.87%

MFS® Growth Series – Service Class:
2025	614			$118.32	$72,666	—%		—%			11.91%
2024	678			$105.73	$71,655	—%		—%			31.15%
2023	671			$80.62	$54,094	—%		—%			35.52%
2022	652			$59.49	$38,812	—%		—%			(31.81)%
2021	661			$87.24	$57,695	—%		—%			23.24%

MFS® Inflation–Adjusted Bond Portfolio – Service Class:
2025	16			$10.25	$166	2.60%		—%			8.24%
2024	39			$9.47	$373	1.90%		—%			(4.15)%
2023	136			$9.88	$1,349	2.36%		—%			2.49%
2022	205			$9.64	$1,980	4.33%		—%			(21.69)%
2021	249			$12.31	$3,060	0.83%		—%			1.32%
MFS® International Intrinsic Value Portfolio – Service Class:
2025	1,373			$29.73	$40,805	1.32%		—%			32.96%
2024	1,386			$22.36	$30,993	1.11%		—%			6.99%
2023	1,505			$20.90	$31,461	0.48%		—%			17.35%
2022	1,589			$17.81	$28,306	0.50%		—%			(23.76)%
2021	1,482			$23.36	$34,626	0.14%		—%			10.29%

114

Principal Life Insurance Co

 Variable Life Separate Account

Notes to Financial Statements

 December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000's)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000's)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
MFS® Mid Cap Growth Series– Service Class:
2025	23			$56.46	$1,316	—%		—%			3.41%
2024	1			$54.60	$60	—%		—%			14.44%
2023	1			$47.71	$54	—%		—%			20.97%
2022	1			$39.44	$50	—%		—%			(28.78)%
2021	8			$55.38	$448	—%		—%			13.86%

MFS® Mid Cap Value Portfolio – Service Class:
2025	540	$23.27	to	$21.49	$12,557	0.89%	—% to	0.75%	5.72%	to	4.98%
2024	388	$22.01	to	$20.47	$8,533	1.00%	—% to	0.75%	13.51%	to	12.66%
2023	297	$19.39	to	$18.17	$5,756	1.49%	—% to	0.75%	12.41%	to	11.54%
2022	354	$17.25	to	$16.29	$6,104	0.88%	—% to	0.75%	(9.02)%	to	(9.70)%
2021	256	$18.96	to	$18.04	$4,861	0.74%	—% to	0.75%	30.58%	to	29.69%

MFS® New Discovery Series – Service Class:
2025	218	$65.34	to	$58.55	$14,234	—%	—% to	0.75%	12.56%	to	11.72%
2024	232	$58.05	to	$52.41	$13,486	—%	—% to	0.75%	6.44%	to	5.62%
2023	246	$54.54	to	$49.62	$13,441	—%	—% to	0.75%	14.24%	to	13.42%
2022	264	$47.74	to	$43.75	$12,626	—%	—% to	0.75%	(29.99)%	to	(30.52)%
2021	266	$68.19	to	$62.97	$18,119	—%	—% to	0.75%	1.56%	to	0.82%

MFS® New Discovery Value Portfolio – Service Class:
2025	154	$25.38	to	$23.62	$3,912	1.58%	—% to	0.75%	2.88%	to	2.12%
2024	186	$24.67	to	$23.13	$4,592	1.09%	—% to	0.75%	9.16%	to	8.39%
2023	114	$22.60	to	$21.34	$2,586	0.97%	—% to	0.75%	11.22%	to	10.40%
2022	126	$20.32	to	$19.33	$2,562	0.39%	—% to	0.75%	(11.23)%	to	(11.94)%
2021	123	$22.89	to	$21.95	$2,812	0.67%	—% to	0.75%	33.86%	to	32.87%

MFS® Research International Portfolio – Service Class:
2025	227			$18.50	$4,207	1.33%		—%			21.71%
2024	217			$15.20	$3,292	1.37%		—%			2.84%
2023	220			$14.78	$3,250	0.77%		—%			12.82%
2022	210			$13.10	$2,757	1.65%		—%			(17.82)%
2021	236			$15.94	$3,762	0.67%		—%			11.24%

MFS® Total Return Series – Service Class:
2025	323			$30.83	$9,963	2.52%		—%			10.90%
2024	272			$27.80	$7,562	2.43%		—%			7.46%
2023	222			$25.87	$5,742	1.90%		—%			10.23%
2022	213			$23.47	$4,988	1.60%		—%			(9.83)%
2021	201			$26.03	$5,227	1.73%		—%			13.82%

MFS® Utilities Series – Service Class:
2025	176			$32.09	$5,649	2.75%		—%			14.77%
2024	179			$27.96	$5,006	2.05%		—%			11.35%
2023	200			$25.11	$5,015	3.30%		—%			(2.33)%
2022	232			$25.71	$5,960	2.34%		—%			0.47%
2021	204			$25.59	$5,219	1.53%		—%			13.83%

115

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
MFS® Value Series – Service Class:
2025	672			$65.02	$43,670	1.40%		—%			12.76%
2024	703			$57.66	$40,555	1.45%		—%			11.36%
2023	760			$51.78	$39,372	1.38%		—%			7.63%
2022	809			$48.11	$38,936	1.15%		—%			(6.15)%
2021	898			$51.26	$46,006	1.19%		—%			25.18%

MidCap Account – Class 1:
2025	1,118	$171.29	to	$581.49	$251,985	0.30%	—% to	0.75%	1.78%	to	1.02%
2024	1,198	$168.29	to	$575.61	$265,928	0.24%	—% to	0.75%	20.27%	to	19.36%
2023	1,327	$139.92	to	$482.23	$244,641	—%	—% to	0.75%	26.08%	to	25.14%
2022	1,419	$110.98	to	$385.34	$207,595	0.19%	—% to	0.75%	(22.98)%	to	(23.55)%
2021	1,515	$144.09	to	$504.06	$287,850	0.13%	—% to	0.75%	25.52%	to	24.59%

Neuberger Berman AMT Mid Cap Growth Portfolio – S Class Shares:
2025	19			$26.59	$518	—%		—%			5.22%
2024	28			$25.27	$718	—%		—%			23.81%
2023	50			$20.41	$1,028	—%		—%			17.91%
2022	85			$17.31	$1,477	—%		—%			(28.82)%
2021	105			$24.32	$2,553	—%		—%			12.75%

Neuberger Berman AMT Quality Equity Portfolio – I Class Shares:
2025 (13)	279			$23.94	$6,689	—%		—%			13.73%
2024	407			$21.05	$8,575	0.22%		—%			25.82%
2023	430			$16.73	$7,189	0.34%		—%			26.93%
2022	456			$13.18	$6,007	0.45%		—%			(18.44)%
2021	509			$16.16	$8,225	0.38%		—%			23.45%

PIMCO VIT All Asset Portfolio – Administrative Class:
2025	146			$19.58	$2,862	4.66%		—%			14.24%
2024	153			$17.14	$2,618	6.52%		—%			3.88%
2023	163			$16.50	$2,697	2.98%		—%			7.98%
2022	184			$15.28	$2,804	7.63%		—%			(11.83)%
2021	159			$17.33	$2,758	11.13%		—%			16.23%

PIMCO VIT CommodityRealReturn® Strategy Portfolio – Administrative Class:
2025	138			$10.25	$1,418	2.89%		—%			18.77%
2024	118			$8.63	$1,015	2.13%		—%			4.10%
2023	152			$8.29	$1,258	18.85%		—%			(7.79)%
2022	381			$8.99	$3,425	21.63%		—%			8.57%
2021	453			$8.28	$3,751	3.87%		—%			33.33%

PIMCO VIT Emerging Markets Bond Portfolio – Administrative Class:
2025	59			$17.01	$1,005	7.00%		—%			15.01%
2024	92			$14.79	$1,367	6.49%		—%			7.56%
2023	150			$13.75	$2,062	5.69%		—%			11.16%
2022	175			$12.37	$2,167	4.81%		—%			(15.74)%
2021	143			$14.68	$2,097	4.48%		—%			(2.59)%

116

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
PIMCO VIT High Yield Portfolio – Administrative Class:
2025	964			$25.78	$24,829	6.25%		—%			9.01%
2024	989			$23.65	$23,379	5.82%		—%			6.92%
2023	1,076			$22.12	$23,789	5.59%		—%			12.23%
2022	929			$19.71	$18,313	5.06%		—%			(10.29)%
2021	980			$21.97	$21,532	4.42%		—%			3.63%

PIMCO VIT Long-Term U.S. Government Portfolio – Administrative Class:
2025	239			$10.98	$2,625	3.25%		—%			6.40%
2024	242			$10.32	$2,501	2.56%		—%			(6.10)%
2023	92			$10.99	$1,016	2.32%		—%			4.07%
2022	73			$10.56	$772	2.08%		—%			(28.94)%
2021	67			$14.86	$998	1.56%		—%			(4.74)%

PIMCO VIT Low Duration Portfolio – Administrative Class:
2025	843			$11.87	$10,024	3.90%		—%			5.51%
2024	631			$11.25	$7,095	3.98%		—%			4.55%
2023	599			$10.76	$6,444	3.61%		—%			4.98%
2022	617			$10.25	$6,333	1.69%		—%			(5.79)%
2021	647			$10.88	$7,041	0.53%		—%			(0.91)%

PIMCO VIT Real Return Portfolio – Administrative Class:
2025	1,015			$16.23	$16,460	3.30%		—%			7.91%
2024	1,028			$15.04	$15,465	2.60%		—%			2.10%
2023	1,025			$14.73	$15,101	3.02%		—%			3.66%
2022	1,087			$14.21	$15,445	7.08%		—%			(11.90)%
2021	1,294			$16.13	$20,869	4.93%		—%			5.63%

PIMCO VIT Short-Term Portfolio – Administrative Class:
2025	3,271			$14.19	$46,391	4.38%		—%			4.72%
2024	2,739			$13.55	$37,111	5.02%		—%			6.03%
2023	2,948			$12.78	$37,660	4.46%		—%			5.97%
2022	3,653			$12.06	$44,064	1.64%		—%			(0.17)%
2021	3,692			$12.08	$44,606	1.08%		—%			(0.08)%

PIMCO VIT Total Return Portfolio – Administrative Class:
2025	2,937			$15.85	$46,550	4.06%		—%			8.86%
2024	2,590			$14.56	$37,698	4.03%		—%			2.54%
2023	2,687			$14.20	$38,144	3.56%		—%			5.97%
2022	2,799			$13.40	$37,507	2.62%		—%			(14.32)%
2021	2,719			$15.64	$42,494	1.83%		—%			(1.26)%

Principal Capital Appreciation Account – Class 1:
2025	1,230	$37.71	to	$34.80	$46,371	0.51%	—% to	0.75%	13.52%	to	12.66%
2024	1,160	$33.22	to	$30.89	$38,520	0.73%	—% to	0.75%	25.83%	to	24.91%
2023	1,231	$26.40	to	$24.73	$32,485	0.82%	—% to	0.75%	25.18%	to	24.21%
2022	1,256	$21.09	to	$19.91	$26,482	0.80%	—% to	0.75%	(16.44)%	to	(17.04)%
2021	1,324	$25.24	to	$24.00	$33,406	0.87%	—% to	0.75%	27.86%	to	26.92%
117

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
Principal LifeTime 2020 Account – Class 1:
2025	2,148	$36.51	to	$38.74	$78,446	2.95%	—% to	0.75%	11.31%	to	10.50%
2024	2,467	$32.80	to	$35.06	$80,959	2.86%	—% to	0.75%	7.43%	to	6.63%
2023	2,841	$30.53	to	$32.88	$86,754	2.61%	—% to	0.75%	12.28%	to	11.42%
2022	3,209	$27.19	to	$29.51	$87,292	3.19%	—% to	0.75%	(14.39)%	to	(15.03)%
2021	3,589	$31.76	to	$34.73	$114,028	1.65%	—% to	0.75%	9.18%	to	8.36%

Principal LifeTime 2030 Account – Class 1:
2025	4,749	$41.45	to	$45.68	$196,908	2.29%	—% to	0.75%	13.22%	to	12.37%
2024	4,985	$36.61	to	$40.65	$182,566	2.16%	—% to	0.75%	9.02%	to	8.23%
2023	5,224	$33.57	to	$37.56	$175,452	1.78%	—% to	0.75%	15.08%	to	14.23%
2022	5,319	$29.17	to	$32.88	$155,225	2.88%	—% to	0.75%	(16.85)%	to	(17.47)%
2021	5,187	$35.08	to	$39.84	$182,007	1.37%	—% to	0.75%	12.79%	to	11.97%

Principal LifeTime 2040 Account – Class 1:
2025	2,808	$48.61	to	$54.19	$136,555	1.59%	—% to	0.75%	15.57%	to	14.71%
2024	2,639	$42.06	to	$47.24	$111,051	1.71%	—% to	0.75%	11.54%	to	10.71%
2023	2,710	$37.71	to	$42.67	$102,220	1.35%	—% to	0.75%	18.28%	to	17.39%
2022	2,752	$31.88	to	$36.35	$87,772	3.23%	—% to	0.75%	(18.11)%	to	(18.72)%
2021	2,668	$38.93	to	$44.72	$103,890	1.29%	—% to	0.75%	15.28%	to	14.43%

Principal LifeTime 2050 Account – Class 1:
2025	1,086	$52.91	to	$59.73	$57,538	1.35%	—% to	0.75%	17.49%	to	16.61%
2024	1,105	$45.03	to	$51.22	$49,822	1.44%	—% to	0.75%	13.28%	to	12.42%
2023	1,182	$39.75	to	$45.56	$47,060	1.14%	—% to	0.75%	20.37%	to	19.49%
2022	1,234	$33.02	to	$38.13	$40,786	3.46%	—% to	0.75%	(18.81)%	to	(19.40)%
2021	1,242	$40.67	to	$47.31	$50,587	1.15%	—% to	0.75%	17.03%	to	16.16%

Principal LifeTime 2060 Account – Class 1:
2025	655	$31.19	to	$28.37	$20,436	1.20%	—% to	0.75%	17.65%	to	16.80%
2024	636	$26.51	to	$24.29	$16,862	1.29%	—% to	0.75%	13.29%	to	12.40%
2023	540	$23.40	to	$21.61	$12,636	1.05%	—% to	0.75%	20.31%	to	19.39%
2022	517	$19.45	to	$18.10	$10,065	3.07%	—% to	0.75%	(18.79)%	to	(19.38)%
2021	523	$23.95	to	$22.45	$12,518	1.04%	—% to	0.75%	17.98%	to	17.11%

Principal LifeTime Strategic Income Account – Class 1:
2025	1,272	$25.76	to	$25.11	$32,773	2.98%	—% to	0.75%	10.46%	to	9.65%
2024	1,431	$23.32	to	$22.90	$33,375	2.70%	—% to	0.75%	6.73%	to	5.87%
2023	1,573	$21.85	to	$21.63	$34,372	1.39%	—% to	0.75%	10.75%	to	9.96%
2022	834	$19.72	to	$19.67	$16,444	3.32%	—% to	0.75%	(13.09)%	to	(13.73)%
2021	870	$22.69	to	$22.80	$19,754	1.88%	—% to	0.75%	4.51%	to	3.78%

118

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
Putnam VT International Equity Fund – Class IB:
2025	35			$37.92	$1,332	0.01%		—%			37.69%
2024	41			$27.54	$1,124	2.12%		—%			2.99%
2023	46			$26.74	$1,223	0.04%		—%			18.48%
2022	60			$22.57	$1,350	1.56%		—%			(14.77)%
2021	64			$26.48	$1,708	0.90%		—%			8.84%

Putnam VT International Value Fund – Class IB:
2025	213			$21.01	$4,475	0.71%		—%			34.68%
2024	108			$15.60	$1,691	1.96%		—%			5.19%
2023	68			$14.83	$1,004	1.50%		—%			18.73%
2022	26			$12.49	$320	1.37%		—%			(6.86)%
2021	1			$13.41	$20	0.44%		—%			15.01%

Putnam VT Large Cap Growth Fund – Class IB:
2025	2,142	$48.00	to	$44.82	$102,782	—%	—% to	0.75%	14.34%	to	13.47%
2024	1,482	$41.98	to	$39.50	$62,193	—%	—% to	0.75%	33.40%	to	32.42%
2023	1,490	$31.47	to	$29.83	$46,879	—%	—% to	0.75%	44.49%	to	43.41%
2022	1,432	$21.78	to	$20.80	$31,184	—%	—% to	0.75%	(30.50)%	to	(31.03)%
2021	1,524	$31.34	to	$30.16	$47,763	—%	—% to	0.75%	22.66%	to	21.76%

Putnam VT Large Cap Value Fund – Class IB:
2025	403			$29.20	$11,773	1.35%		—%			20.31%
2024	381			$24.27	$9,236	0.88%		—%			19.15%
2023	202			$20.37	$4,117	2.32%		—%			15.67%
2022	252			$17.61	$4,438	1.02%		—%			(3.14)%
2021	101			$18.18	$1,831	1.10%		—%			27.31%

Putnam VT Small Cap Growth Fund – Class IB:
2025	351	$11.93	to	$11.78	$4,184	0.28%	—% to	0.75%	8.85%	to	7.97%
2024 (10)	136	$10.96	to	$10.91	$1,486	—%	—% to	0.75%	10.26%	to	9.76%

Putnam VT Small Cap Value Fund – Class IB:
2025	94	$11.04	to	$10.91	$1,039	0.23%	—% to	0.75%	5.34%	to	4.50%
2024 (10)	29	$10.48	to	$10.44	$299	—%	—% to	0.75%	5.86%	to	5.45%

Real Estate Securities Account – Class 1:
2025	513	$118.93	to	$85.49	$61,066	1.55%	—% to	0.75%	1.24%	to	0.49%
2024	553	$117.47	to	$85.07	$65,003	2.35%	—% to	0.75%	5.58%	to	4.79%
2023	618	$111.26	to	$81.18	$68,877	1.95%	—% to	0.75%	13.33%	to	12.48%
2022	694	$98.17	to	$72.17	$68,177	1.25%	—% to	0.75%	(25.41)%	to	(25.97)%
2021	714	$131.62	to	$97.49	$94,116	1.44%	—% to	0.75%	40.44%	to	39.39%

119

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
Rydex VI Basic Materials Fund:
2025	9			$18.61	$163	0.81%		—%			32.83%
2024	34			$14.01	$471	1.00%		—%			(2.44)%
2023	39			$14.36	$567	—%		—%			8.95%
2022	39			$13.18	$511	0.57%		—%			(9.66)%
2021	38			$14.59	$555	0.61%		—%			23.02%

Rydex VI Utilities Fund:
2025	6			$18.55	$110	0.01%		—%			17.03%
2024	—			$15.85	$1	1.90%		—%			19.89%
2023	—			$13.22	$6	2.59%		—%			(7.16)%
2022	26			$14.24	$374	0.82%		—%			1.06%
2021	18			$14.09	$247	1.66%		—%			14.55%

SAM Balanced Portfolio – Class 1:
2025	3,205	$34.00	to	$43.34	$109,043	2.35%	—% to	0.75%	13.98%	to	13.16%
2024	3,458	$29.82	to	$38.30	$103,190	2.09%	—% to	0.75%	12.61%	to	11.76%
2023	3,389	$26.48	to	$34.27	$89,804	2.40%	—% to	0.75%	15.99%	to	15.15%
2022	3,508	$22.83	to	$29.76	$80,150	2.41%	—% to	0.75%	(16.16)%	to	(16.78)%
2021	3,724	$27.22	to	$35.76	$101,471	1.57%	—% to	0.75%	13.74%	to	12.88%

SAM Conservative Balanced Portfolio – Class 1:
2025	2,158	$28.21	to	$32.19	$60,897	2.83%	—% to	0.75%	11.68%	to	10.85%
2024	2,399	$25.26	to	$29.04	$60,606	2.55%	—% to	0.75%	8.97%	to	8.16%
2023	2,424	$23.18	to	$26.85	$56,198	2.83%	—% to	0.75%	11.98%	to	11.13%
2022	2,676	$20.70	to	$24.16	$55,396	2.44%	—% to	0.75%	(14.46)%	to	(15.11)%
2021	2,626	$24.20	to	$28.46	$63,551	1.84%	—% to	0.75%	9.70%	to	8.92%

SAM Conservative Growth Portfolio – Class 1:
2025	2,331	$38.64	to	$55.63	$90,126	1.73%	—% to	0.75%	15.55%	to	14.68%
2024	2,562	$33.44	to	$48.51	$85,743	1.50%	—% to	0.75%	15.23%	to	14.38%
2023	2,800	$29.02	to	$42.41	$81,303	1.76%	—% to	0.75%	19.37%	to	18.46%
2022	2,947	$24.31	to	$35.80	$71,710	2.14%	—% to	0.75%	(17.79)%	to	(18.40)%
2021	2,936	$29.57	to	$43.87	$86,924	1.21%	—% to	0.75%	17.71%	to	16.86%

SAM Flexible Income Portfolio – Class 1:
2025	1,038	$25.03	to	$26.57	$25,998	3.59%	—% to	0.75%	9.97%	to	9.12%
2024	1,193	$22.76	to	$24.35	$27,167	3.25%	—% to	0.75%	6.65%	to	5.92%
2023	1,129	$21.34	to	$22.99	$24,092	3.40%	—% to	0.75%	9.38%	to	8.55%
2022	1,266	$19.51	to	$21.18	$24,706	2.86%	—% to	0.75%	(13.10)%	to	(13.76)%
2021	1,309	$22.45	to	$24.56	$29,405	2.37%	—% to	0.75%	6.85%	to	6.09%

SAM Strategic Growth Portfolio – Class 1:
2025	2,435	$42.15	to	$65.80	$102,724	1.36%	—% to	0.75%	16.86%	to	15.99%
2024	2,599	$36.07	to	$56.73	$93,807	1.07%	—% to	0.75%	16.99%	to	16.13%
2023	2,731	$30.83	to	$48.85	$84,245	1.43%	—% to	0.75%	21.86%	to	20.98%
2022	2,883	$25.30	to	$40.38	$72,989	2.19%	—% to	0.75%	(18.81)%	to	(19.40)%
2021	2,951	$31.14	to	$50.10	$91,994	0.96%	—% to	0.75%	19.86%	to	18.97%

120

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
Short-Term Income Account – Class 1:
2025	4,867	$16.21	to	$14.25	$78,876	4.45%	—% to	0.75%	5.47%	to	4.63%
2024	4,556	$15.37	to	$13.62	$70,001	3.43%	—% to	0.75%	5.13%	to	4.37%
2023	4,991	$14.62	to	$13.05	$72,972	1.77%	—% to	0.75%	5.56%	to	4.82%
2022	5,022	$13.85	to	$12.45	$69,519	1.13%	—% to	0.75%	(3.42)%	to	(4.23)%
2021	4,586	$14.34	to	$13.00	$65,759	1.53%	—% to	0.75%	(0.69)%	to	(1.44)%

SmallCap Account – Class 1:
2025	1,426	$63.64	to	$48.44	$90,818	0.33%	—% to	0.75%	15.08%	to	14.25%
2024	1,548	$55.30	to	$42.40	$85,639	0.36%	—% to	0.75%	7.00%	to	6.19%
2023	1,648	$51.68	to	$39.93	$85,240	0.30%	—% to	0.75%	15.54%	to	14.68%
2022	1,731	$44.73	to	$34.82	$77,486	0.06%	—% to	0.75%	(20.64)%	to	(21.22)%
2021	1,823	$56.36	to	$44.20	$102,774	0.31%	—% to	0.75%	20.12%	to	19.23%

T. Rowe Price Equity Income Portfolio – II:
2025	60			$44.41	$2,647	1.46%		—%			14.08%
2024	58			$38.93	$2,251	1.61%		—%			11.39%
2023	45			$34.95	$1,561	1.80%		—%			9.32%
2022	57			$31.97	$1,827	1.67%		—%			(3.59)%
2021	48			$33.16	$1,589	1.39%		—%			25.18%

T. Rowe Price Health Sciences Portfolio – II:
2025	163			$22.82	$3,722	—%		—%			17.81%
2024	194			$19.37	$3,757	—%		—%			1.41%
2023	91			$19.10	$1,745	—%		—%			2.69%
2022	125			$18.60	$2,320	—%		—%			(12.72)%
2021	117			$21.31	$2,499	—%		—%			12.87%

TOPS® Managed Risk Balanced ETF Portfolio – Class 2:
2025	54	$18.44	to	$16.65	$1,001	2.67%	—% to	0.75%	9.05%	to	8.19%
2024	59	$16.91	to	$15.39	$1,001	2.72%	—% to	0.75%	6.09%	to	5.34%
2023	47	$15.94	to	$14.61	$747	0.28%	—% to	0.75%	9.03%	to	8.22%
2022	44	$14.62	to	$13.50	$641	18.28%	—% to	0.75%	(11.87)%	to	(12.51)%
2021	44	$16.59	to	$15.43	$725	1.13%	—% to	0.75%	8.57%	to	7.75%

TOPS® Managed Risk Growth ETF Portfolio – Class 2:
2025	73	$21.00	to	$18.96	$1,542	2.24%	—% to	0.75%	11.64%	to	10.81%
2024	72	$18.81	to	$17.11	$1,345	2.36%	—% to	0.75%	7.73%	to	6.87%
2023	65	$17.46	to	$16.01	$1,133	0.48%	—% to	0.75%	11.14%	to	10.34%
2022	65	$15.71	to	$14.51	$1,028	8.16%	—% to	0.75%	(13.73)%	to	(14.34)%
2021	64	$18.21	to	$16.94	$1,168	1.05%	—% to	0.75%	12.55%	to	11.74%

TOPS® Managed Risk Moderate Growth ETF Portfolio – Class 2:
2025	104	$20.44	to	$18.46	$2,123	2.47%	—% to	0.75%	10.31%	to	9.55%
2024	53	$18.53	to	$16.85	$988	2.29%	—% to	0.75%	7.61%	to	6.78%
2023	59	$17.22	to	$15.78	$1,020	0.41%	—% to	0.75%	10.31%	to	9.51%
2022	55	$15.61	to	$14.41	$851	15.73%	—% to	0.75%	(13.33)%	to	(14.02)%
2021	50	$18.01	to	$16.76	$898	1.15%	—% to	0.75%	11.04%	to	10.26%

121

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,					For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio			Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest		Total return (3) corresponding to lowest to highest expense ratio
VanEck VIP Trust Global Resources Fund – Class S Shares:
2025	164	$10.92	to	$9.78	$1,791	2.28%	—% to	0.75%	36.16%	to	35.08%
2024	188	$8.02	to	$7.24	$1,505	2.50%	—% to	0.75%	(3.02)%	to	(3.85)%
2023	206	$8.27	to	$7.53	$1,704	2.60%	—% to	0.75%	(3.84)%	to	(4.56)%
2022	224	$8.60	to	$7.89	$1,925	1.62%	—% to	0.75%	8.04%	to	7.35%
2021	167	$7.96	to	$7.35	$1,327	0.32%	—% to	0.75%	18.63%	to	17.79%

VanEck VIP Trust Global Resources Fund – Initial Class Shares:
2025	697			$13.15	$9,166	2.51%		—%			36.55%
2024	761			$9.63	$7,327	2.54%		—%			(2.83)%
2023	891			$9.91	$8,832	2.45%		—%			(3.60)%
2022	1,003			$10.28	$10,315	1.62%		—%			8.32%
2021	911			$9.49	$8,646	0.43%		—%			18.92%

Vanguard VIF Balanced Portfolio:
2025	570			$68.66	$39,114	2.11%		—%			16.47%
2024	629			$58.95	$37,075	2.27%		—%			14.80%
2023	689			$51.35	$35,390	2.11%		—%			14.31%
2022	762			$44.92	$34,210	2.04%		—%			(14.29)%
2021	894			$52.41	$46,850	1.77%		—%			19.01%

Vanguard VIF Equity Income Portfolio:
2025	687			$15.45	$10,607	2.22%		—%			16.78%
2024	396			$13.23	$5,240	2.73%		—%			15.14%
2023 (8)	161			$11.49	$1,851	—%		—%			10.59%

Vanguard VIF Equity Index Portfolio:
2025	3,268			$94.44	$308,664	1.06%		—%			17.70%
2024	3,309			$80.24	$265,506	1.29%		—%			24.85%
2023	3,467			$64.27	$222,833	1.40%		—%			26.12%
2022	3,555			$50.96	$181,152	1.32%		—%			(18.24)%
2021	3,554			$62.33	$221,518	1.25%		—%			28.57%

Vanguard VIF Global Bond Index Portfolio:
2025	566			$10.05	$5,692	2.62%		—%			5.68%
2024	471			$9.51	$4,475	2.77%		—%			2.04%
2023	341			$9.32	$3,183	1.88%		—%			6.51%
2022	335			$8.75	$2,932	1.08%		—%			(13.11)%
2021	90			$10.07	$908	2.02%		—%			(1.85)%

Vanguard VIF International Portfolio:
2025	171			$10.44	$1,790	0.55%		—%			19.86%
2024	86			$8.71	$747	1.41%		—%			9.01%
2023 (5)	127			$7.99	$1,014	—%		—%			14.63%
122

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

	December 31,			For the year ended December 31, except as noted
Division	Units (000’s)	Unit fair value corresponding to lowest to highest expense ratio	Net assets (000’s)	Investment income ratio (1)	Expense ratio (2) lowest to highest	Total return (3) corresponding to lowest to highest expense ratio
Vanguard VIF Mid-Cap Index Portfolio:
2025	1,721	$85.87	$147,788	1.24%	—%	11.55%
2024	1,852	$76.98	$142,591	1.43%	—%	15.07%
2023	2,042	$66.90	$136,591	1.48%	—%	15.84%
2022	2,254	$57.75	$130,179	1.12%	—%	(18.82)%
2021	2,092	$71.14	$148,852	1.06%	—%	24.35%

Vanguard VIF Real Estate Index Portfolio:
2025	19	$10.83	$201	2.98%	—%	3.04%
2024 (6)	30	$10.51	$314	—%	—%	4.79%

(1)	These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the divisions invest. These ratios are annualized for periods less than one year.
(2)	These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. For purposes of the total return calculation the beginning unit value is typically equal to an investment option with a similar expense structure and if no such similar investment option exists, a beginning unit value of ten would typically be used. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Total returns have not been annualized for periods less than one year. These percentages represent the range of total returns available as of the report date and correspond with the expense ratio lowest to highest.

(4)	Available to policyholders on June 6, 2022. Investment income ratios have been annualized for the year ended December 31, 2022.

(5)	Available to policyholders on June 6, 2022. Fund did not have activity until 2023.

(6)	Available to policyholders on June 6, 2022. Fund did not have activity until 2024.

(7)	Available to policyholders on April 28, 2023. Investment income ratios have been annualized for the year ended December 31, 2023.

(8)	Available to policyholders on June 5, 2023. Investment income ratios have been annualized for the year ended December 31, 2023.

(9)	Available to policyholders on April 26, 2024. Investment income ratios have been annualized for the year ended December 31, 2024.
(10)	Available to policyholders on June 3, 2024. Investment income ratios have been annualized for the year ended December 31, 2024.

(11)	Represented the operations of Fidelity VIP Asset Manager Portfolio - Service Class 2 until May 31, 2025.

(12)	Represented the operations of Wanger International until June 2, 2025.
(13)	Represented the operations of Neuberger Berman AMT Sustainable Equity Portfolio - I Class Shares until July 30, 2025.
(14)	Fund was made available to policyholders on June 3, 2024. Fund did not have activity until 2025.

123

Principal Life Insurance Co

Variable Life Separate Account

Notes to Financial Statements

December 31, 2025

7.	Subsequent Events

The Separate Account performed an evaluation of subsequent events through April 2, 2026, and determined no items required recognition or disclosure.

124

Consolidated Financial Statements

Principal Life Insurance Company

Years Ended December 31, 2025, 2024 and 2023

Consolidated Financial Statements

Years Ended December 31, 2025, 2024 and 2023

Contents

Audited Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholder of Principal Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of financial position of Principal Life Insurance Company (the Company) as of December 31, 2025 and 2024, the related consolidated statements of operations, comprehensive income, stockholder’s equity, and cash flows for each of the three years in the period ended December 31, 2025, and the related notes and schedules (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2025 and 2024, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2025, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of the critical audit matter does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Liability for future policy benefits and claims
Description of the Matter

At December 31, 2025, future policy benefits and claims related to traditional and limited payment long-duration contracts totaled $47.4 billion.

The future policy benefits liability related to these products is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Note 11, there is uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include mortality rates, and lapse termination rates.

Auditing the valuation of future policy benefits liabilities related to these products was complex and required the involvement of our actuarial specialist due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future policy benefits liability related to these products.

How We Addressed the Matter in Our Audit

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future policy benefits liability estimation processes, including among others, controls related to the review and approval processes that management has in place for the assumptions used in the valuation of the future policy benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, industry data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

/s/ Ernst & Young LLP

We have served as the Company’s auditor since 1967.

Des Moines, Iowa

March 26, 2026

Principal Life Insurance Company
Consolidated Statements of Financial Position

	December 31,
	2025	2024
	(in millions)
Assets
Fixed maturities, available-for-sale (1)	$70,292.3	$65,260.4
Fixed maturities, trading (2025 and 2024 include $34.7 million and $74.7 million related to consolidated variable interest entities)	1,020.5	890.7
Equity securities	548.9	804.6
Mortgage loans (2025 and 2024 include $726.5 million and $944.5 million related to consolidated variable interest entities and $0.0 million and $140.6 million measured at fair value under the fair value option)	20,096.4	19,657.9
Real estate (2025 and 2024 include $819.4 million and $781.8 million related to consolidated variable interest entities)	2,408.4	2,463.7
Policy loans	850.5	852.4
Other investments (2025 and 2024 include $186.7 million and $149.6 million related to consolidated variable interest entities and $167.1 million and $129.0 million measured at fair value under the fair value option)	6,726.5	5,274.9
Total investments	101,943.5	95,204.6
Cash and cash equivalents (2025 and 2024 include $65.5 million and $58.0 million related to consolidated variable interest entities)	3,430.6	3,327.4
Accrued investment income (2025 and 2024 include $34.0 million and $11.9 million related to consolidated variable interest entities)	857.2	817.0
Reinsurance recoverable and deposit receivable	23,886.8	23,596.3
Premiums due and other receivables	3,933.0	3,883.2
Deferred acquisition costs	3,940.7	3,925.3
Market risk benefit asset	197.1	199.5
Property and equipment	592.7	639.4
Goodwill	59.5	59.5
Other intangibles	25.8	26.7
Separate account assets	149,968.5	138,860.2
Other assets	537.0	505.8
Total assets	$289,372.4	$271,044.9
Liabilities
Contractholder funds	$45,298.2	$43,008.5
Future policy benefits and claims	47,395.8	44,303.3
Market risk benefit liability	66.9	62.1
Other policyholder funds	940.6	961.0
Short-term debt (2025 and 2024 include $0.0 million and $119.0 million related to consolidated variable interest entities)	—	119.0
Long-term debt	2.9	24.7
Deferred income taxes	1,695.7	1,622.4
Separate account liabilities	149,968.5	138,860.2
Funds withheld payable	22,910.0	22,497.9
Other liabilities (2025 and 2024 include $53.0 million and $89.3 million related to consolidated variable interest entities)	11,791.8	10,882.2
Total liabilities	280,070.4	262,341.3

Redeemable noncontrolling interest	—	5.0

Stockholder’s equity
Common stock, par value $1.00 per share; 5,000,000 shares authorized; 2,500,000 shares issued and outstanding (wholly owned indirectly by Principal Financial Group, Inc.)	2.5	2.5
Additional paid-in capital	6,311.4	6,316.9
Retained earnings	4,973.0	5,265.6
Accumulated other comprehensive loss	(1,994.1)	(2,891.4)
Total stockholder's equity attributable to Principal Life Insurance Company	9,292.8	8,693.6
Noncontrolling interest	9.2	5.0
Total stockholder's equity	9,302.0	8,698.6
Total liabilities and stockholder's equity	$289,372.4	$271,044.9

(1) See Note 5, Investments, for further details relating to the amortized cost of fixed maturities, available-for-sale.

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Operations

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Revenues
Premiums and other considerations	$5,786.9	$6,091.2	$6,396.7
Fees and other revenues	2,354.2	2,334.0	2,204.7
Net investment income	3,730.0	3,534.4	3,285.5
Net realized capital losses (1)	(54.3)	(152.2)	(154.7)
Net realized capital gains on funds withheld assets (1)	29.4	86.0	161.8
Change in fair value of funds withheld embedded derivative	(473.4)	579.9	(1,326.7)
Total revenues	11,372.8	12,473.3	10,567.3
Expenses
Benefits, claims and settlement expenses	7,128.4	6,832.4	7,226.2
Liability for future policy benefits remeasurement (gain) loss	48.5	661.2	(52.5)
Market risk benefit remeasurement loss	63.1	50.6	33.7
Dividends to policyholders	91.7	99.9	89.2
Operating expenses	3,242.6	3,236.0	3,121.5
Total expenses	10,574.3	10,880.1	10,418.1
Income before income taxes	798.5	1,593.2	149.2
Income taxes (benefits)	31.7	224.3	(87.4)
Net income	766.8	1,368.9	236.6
Net income attributable to noncontrolling interest	0.8	12.0	19.6
Net income attributable to Principal Life Insurance Company	$766.0	$1,356.9	$217.0

(1) Includes realized and unrealized gains (losses). See Note 5, Investments, for further details.

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Comprehensive Income

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Net income	$766.8	$1,368.9	$236.6
Other comprehensive income, net:
Net unrealized gains (losses) on available-for-sale securities	1,435.4	(679.2)	1,909.3
Net unrealized gains (losses) on derivative instruments	(83.8)	53.9	(41.8)
Liability for future policy benefits discount rate remeasurement gain (loss)	(458.4)	868.6	(392.2)
Market risk benefit nonperformance risk remeasurement gain (loss)	1.6	(8.9)	(31.1)
Net unrecognized postretirement benefit obligation	2.5	2.9	1.8
Other comprehensive income	897.3	237.3	1,446.0
Comprehensive income	1,664.1	1,606.2	1,682.6
Comprehensive income attributable to noncontrolling interest	0.8	12.0	19.6
Comprehensive income attributable to Principal Life Insurance Company	$1,663.3	$1,594.2	$1,663.0

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Stockholder's Equity

				Accumulated
		Additional		other		Total
	Common	paid-in	Retained	comprehensive	Noncontrolling	stockholder's
	stock	capital	earnings	loss	interest	equity
	(in millions)
Balances as of January 1, 2023	$2.5	$6,331.1	$5,907.7	$(4,574.7)	$3.8	$7,670.4
Capital distributions to parent	—	(39.0)	—	—	—	(39.0)
Stock-based compensation	—	27.9	(2.7)	—	—	25.2
Dividends to parent	—	—	(1,200.0)	—	—	(1,200.0)
Distributions to noncontrolling interest	—	—	—	—	(23.2)	(23.2)
Contributions from noncontrolling interest	—	—	—	—	7.6	7.6
Net income	—	—	217.0	—	19.6	236.6
Other comprehensive income	—	—	—	1,446.0	—	1,446.0
Balances as of December 31, 2023	2.5	6,320.0	4,922.0	(3,128.7)	7.8	8,123.6
Capital distributions to parent	—	(35.4)	—	—	—	(35.4)
Stock-based compensation	—	32.3	(3.3)	—	—	29.0
Dividends to parent	—	—	(1,010.0)	—	—	(1,010.0)
Distributions to noncontrolling interest	—	—	—	—	(18.7)	(18.7)
Contributions from noncontrolling interest	—	—	—	—	7.3	7.3
Noncontrolling interest of deconsolidated entities	—	—	—	—	(3.0)	(3.0)
Net income	—	—	1,356.9	—	11.6	1,368.5
Other comprehensive income	—	—	—	237.3	—	237.3
Balances as of December 31, 2024	2.5	6,316.9	5,265.6	(2,891.4)	5.0	8,698.6
Capital distributions to parent	—	(43.0)	—	—	—	(43.0)
Stock-based compensation	—	37.5	(3.6)	—	—	33.9
Dividends to parent	—	—	(1,055.0)	—	—	(1,055.0)
Distributions to noncontrolling interest	—	—	—	—	(1.6)	(1.6)
Contributions from noncontrolling interest	—	—	—	—	5.2	5.2
Net income	—	—	766.0	—	0.6	766.6
Other comprehensive income	—	—	—	897.3	—	897.3
Balances as of December 31, 2025	$2.5	$6,311.4	$4,973.0	$(1,994.1)	$9.2	$9,302.0

See accompanying notes.

Principal Life Insurance Company
Consolidated Statements of Cash Flows

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Operating activities
Net income	$766.8	$1,368.9	$236.6
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized capital losses	54.3	152.2	154.7
Net realized capital gains on funds withheld assets	(29.4)	(86.0)	(161.8)
Change in fair value of funds withheld embedded derivative	473.4	(579.9)	1,326.7
Depreciation and amortization expense	134.6	145.0	151.2
Amortization of deferred acquisition costs and contract costs	395.4	395.0	396.3
Additions to deferred acquisition costs and contract costs	(414.2)	(396.7)	(384.9)
Amortization of reinsurance loss	106.6	642.3	20.4
Market risk benefit remeasurement loss	63.1	50.6	33.7
Stock-based compensation	33.9	29.0	25.1
Income from equity method investments, net of dividends received	(140.4)	(33.2)	(27.5)
Changes in:
Accrued investment income	(41.2)	(43.0)	(45.5)
Net cash flows for trading securities and equity securities with operating intent	(197.2)	(8.8)	(60.0)
Premiums due and other receivables	(116.3)	4.4	(205.8)
Contractholder and policyholder liabilities and dividends	3,005.5	3,028.5	3,513.3
Current and deferred income taxes (benefits)	(197.5)	95.2	(191.2)
Real estate acquired through operating activities	(4.2)	(82.4)	(130.8)
Real estate sold through operating activities	—	130.3	164.8
Funds withheld, net of reinsurance recoverable and deposit receivable	8.9	(96.2)	(338.3)
Other assets and liabilities	206.2	(154.6)	176.1
Other	233.6	219.8	255.9
Net adjustments	3,575.1	3,411.5	4,672.4
Net cash provided by operating activities	4,341.9	4,780.4	4,909.0
Investing activities
Fixed maturities available-for-sale and equity securities with intent to hold:
Purchases	(15,233.2)	(14,221.2)	(10,704.4)
Sales	4,241.7	2,952.1	4,871.3
Maturities	7,758.5	7,134.2	4,957.2
Mortgage loans acquired or originated	(3,815.1)	(2,415.8)	(1,998.7)
Mortgage loans sold or repaid	3,154.3	1,802.2	2,011.4
Real estate acquired	(135.5)	(167.8)	(187.5)
Real estate sold	201.0	125.8	130.8
Net purchases of property and equipment	(55.7)	(43.3)	(41.1)
Purchase of business or interests in subsidiaries, net of cash acquired	—	(27.1)	—
Net change in other investments	(689.1)	(740.8)	(781.8)
Net cash used in investing activities	(4,573.1)	(5,601.7)	(1,742.8)
Financing activities
Payments for financing element derivatives	(41.9)	(43.1)	(42.1)
Dividends paid to parent	(1,055.0)	(1,010.0)	(1,200.0)
Distributions to parent	(43.0)	(35.4)	(39.0)
Issuance of long-term debt	—	21.8	—
Principal repayments of long-term debt	(0.1)	(0.1)	(64.0)
Net proceeds from short-term borrowings	—	119.0	—
Investment contract deposits	11,488.3	11,745.4	8,152.2
Investment contract withdrawals	(10,456.8)	(10,858.5)	(9,326.3)
Net increase (decrease) in banking operation deposits	442.8	571.2	(338.6)
Other	0.1	0.4	0.3
Net cash provided by (used in) financing activities	334.4	510.7	(2,857.5)
Net increase (decrease) in cash and cash equivalents	103.2	(310.6)	308.7
Cash and cash equivalents at beginning of period	3,327.4	3,638.0	3,329.3
Cash and cash equivalents at end of period	$3,430.6	$3,327.4	$3,638.0
Supplemental information:
Cash paid for interest	$0.3	$0.1	$1.3
Cash paid for income taxes (1)	173.9	70.9	63.1

Supplemental disclosure of non-cash activities:
Assets received in kind from pension risk transfer transactions	$152.7	$405.0	$—
Changes resulting from deconsolidation of an investment:
Decrease in mortgage loans	(140.6)	—	—
Decrease in short-term debt	54.0	—	—
Decrease in long-term debt	86.7	—	—
Asset changes resulting from deconsolidation of residential whole loan securitizations:
Decrease in mortgage loans	—	—	(389.7)
Increase in fixed maturities, available-for-sale	—	—	286.2
Increase in fixed maturities, trading	—	—	10.8

(1) See Note 15, Income Taxes, for further details.

See accompanying notes.

Principal Life Insurance Company
Notes to Consolidated Financial Statements
December 31, 2025

1. Nature of Operations and Significant Accounting Policies

Description of Business

Principal Life Insurance Company (“PLIC”) along with its consolidated subsidiaries is a diversified financial services organization offering businesses, individuals and institutional clients a wide range of financial products and services, including retirement and insurance in the U.S. We are a direct wholly owned subsidiary of Principal Financial Services, Inc. (“PFS”), which in turn is a direct wholly owned subsidiary of Principal Financial Group, Inc. (“PFG”).

Basis of Presentation

The accompanying consolidated financial statements include the accounts of PLIC and all other entities in which we directly or indirectly have a controlling financial interest as well as those variable interest entities (“VIEs”) in which we are the primary beneficiary. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). All significant intercompany accounts and transactions have been eliminated.

Uncertainties may impact our business, results of operations, financial condition and liquidity. See “Use of Estimates in the Preparation of Financial Statements” for additional details. Our estimates and assumptions could change in the future. Our results of operations and financial condition may also be impacted by other uncertainties including evolving regulatory, legislative and standard-setter accounting interpretations and guidance.

Certain reclassifications have been made to prior periods to conform to the current presentation of our policyholder account balance disclosures, which have been revised to enhance transparency regarding indexed crediting impacts and their relationship to embedded derivative and host contract adjustments. See Note 10, Contractholder Funds.

We evaluated subsequent events through March 26, 2026, which was the date our consolidated financial statements were issued.

Consolidation

We have relationships with various special purpose entities and other legal entities that must be evaluated to determine if the entities meet the criteria of a VIE or a voting interest entity (“VOE”). This assessment is performed by reviewing contractual, ownership and other rights, including involvement of related parties, and requires use of judgment. First, we determine if we hold a variable interest in an entity by assessing if we have the right to receive expected losses and expected residual returns of the entity. If we hold a variable interest, then the entity is assessed to determine if it is a VIE. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. In addition to the previous criteria, if the entity is a limited partnership or similar entity, it is a VIE if the limited partners do not have the power to direct the entity’s most significant activities through substantive kick-out rights or participating rights. A VIE is evaluated to determine the primary beneficiary. The primary beneficiary of a VIE is the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity's economic performance and (2) the obligation to absorb losses of the entity or the right to receive benefits from the entity that could potentially be significant to the VIE. When we are the primary beneficiary, we are required to consolidate the entity in our financial statements. We reassess our involvement with VIEs on a quarterly basis. For further information about VIEs, refer to Note 4, Variable Interest Entities.

If an entity is not a VIE, it is considered a VOE. VOEs are generally consolidated if we own a greater than 50% voting interest. If we determine our involvement in an entity no longer meets the requirements for consolidation under either the VIE or VOE models, the entity is deconsolidated. Entities in which we have management influence over the operating and financing decisions but are not required to consolidate, other than investments accounted for at fair value under the fair value option, are reported using the equity method.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Recent Accounting Pronouncements

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters
Standards not yet adopted:
Accounting for government grants received by a business entity This authoritative guidance provides specific guidance related to the recognition, measurement and presentation of government grants.	January 1, 2029	We are currently evaluating the impact this guidance will have on our consolidated financial statements.

Accounting for internal-use software

This authoritative guidance aligns the accounting for internal-use software with the method used to develop the software, which will lead to consistency in determining when software capitalization should begin.

	January 1, 2028	We are currently evaluating the impact this guidance will have on our consolidated financial statements.

Disaggregation of income statement expenses

This authoritative guidance expands the disclosures about a public entity’s expenses and addresses requests for more granular information about the types of expenses in commonly presented expense categories.

	December 31, 2027	We are currently evaluating the impact this guidance will have on our notes to the consolidated financial statements.

Credit losses on purchased loans

This authoritative guidance expands application of the gross up method for credit losses from purchased financial assets with credit deterioration to certain acquired loans categorized as purchased seasoned loans.

	January 1, 2027	We are currently evaluating the impact this guidance will have on our consolidated financial statements.

Hedge accounting improvements

This authoritative guidance aims to more closely align financial reporting with the economics of an entity’s risk management activities by expanding and refining the hedge accounting guidance in five key areas:

1.      Similar risk assessment for cash flow hedges

2.      Hedging forecasted interest payments on choose-your-rate debt

3.      Cash flow hedges of non-financial forecasted transactions

4.      Net written options as hedging instruments

5.      Dual hedges

	January 1, 2027	We are currently evaluating the impact this guidance will have on our consolidated financial statements.
Standards adopted:
Improvements to income tax disclosures This authoritative guidance provides improvements to income tax disclosures primarily related to the rate reconciliation and income taxes paid information.	December 31, 2025	The enhanced disclosures can be found in Note 15, Income Taxes.

Improvements to reportable segments disclosures

This authoritative guidance enhances the disclosures about a public entity’s reportable segments and addresses requests from investors for additional, more detailed information about a reportable segment’s expenses.

	December 31, 2024	The enhanced disclosures can be found in Note 21, Segment Information.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters

Targeted improvements to the accounting for long-duration insurance contracts

This authoritative guidance updated certain requirements in the accounting for long-duration insurance and annuity contracts.

1.    The assumptions used to calculate the liability for future policy benefits on traditional and limited-payment contracts are reviewed and updated periodically. Cash flow assumptions are reviewed at least annually and updated when necessary with the impact recognized in net income. Discount rate assumptions are prescribed as the current upper-medium grade (low credit risk) fixed income instrument yield and are updated quarterly with the impact recognized in other comprehensive income (“OCI”).

2.    Market risk benefits (“MRBs”), which are contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other-than-nominal capital market risk, are measured at fair value. The periodic change in fair value is recognized in net income with the exception of the periodic change in fair value related to our own nonperformance risk, which is recognized in OCI.

3.    Deferred acquisition costs (“DAC”) and other actuarial balances for all insurance and annuity contracts are amortized on a constant basis over the expected term of the related contracts.

4.    Additional disclosures are required, including disaggregated rollforwards of significant insurance liabilities and other account balances as well as disclosures about significant inputs, judgments, assumptions and methods used in measurement.

The guidance for the liability for future policy benefits for traditional and limited-payment contracts and DAC was applied on a modified retrospective basis; that is, to contracts in force as of the beginning of the earliest period presented (January 1, 2021, also referred to as the transition date) based on their existing carrying amounts. An entity could elect to apply the changes retrospectively. The guidance for MRBs was applied retrospectively.

January 1, 2023

This guidance changed how we account for many of our insurance and annuity products.

The additional disclosure requirements can be found in the following notes:

●     Note 8, Deferred Acquisition Costs and Other Actuarial Balances

●     Note 9, Separate Account Balances

●     Note 10, Contractholder Funds

●     Note 11, Future Policy Benefits and Claims

●     Note 12, Market Risk Benefits

Troubled debt restructurings and vintage disclosures

This authoritative guidance eliminated the accounting requirements for troubled debt restructurings (“TDRs”) by creditors and enhanced the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. The update required entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases. The amendments in this update were applied prospectively, except for the transition method related to the recognition and measurement of TDRs, for which an entity had the option to apply a modified retrospective transition method. Early adoption was permitted.

	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Description	Date of adoption	Effect on our consolidated financial statements or other significant matters

Targeted improvements to accounting for hedging activities – portfolio layer method

This authoritative guidance is intended to further align the economics of a company’s risk management activities in its financial statements with hedge accounting requirements. The guidance expanded the current single-layer method to allow multiple hedge layers of a single closed portfolio. Non-prepayable assets can also be included in the same portfolio. This guidance also clarified the current guidance on accounting for fair value basis adjustments applicable to both a single hedged layer and multiple hedged layers. Upon adoption, the application of these hedge strategies was applied prospectively. Early adoption was permitted.

	January 1, 2023	This guidance did not have a material impact on our consolidated financial statements.

Facilitation of the effects of reference rate reform on financial reporting

This authoritative guidance provided optional expedients and exceptions for contracts and hedging relationships affected by reference rate reform. An entity could elect not to apply certain modification accounting requirements to contracts affected by reference rate reform and instead account for the modified contract as a continuation of the existing contract. Also, an entity could apply optional expedients to continue hedge accounting for hedging relationships in which the critical terms changed due to reference rate reform. This guidance eased the financial reporting impacts of reference rate reform on contracts and hedging relationships and was effective until December 31, 2022. A subsequent amendment issued in December 2022 extended the relief date from December 31, 2022, to December 31, 2024, and was effective upon issuance.

	March 12, 2020	We adopted the guidance upon issuance prospectively and elected the applicable optional expedients and exceptions for contracts and hedging relationships impacted by reference rate reform through December 31, 2024. The guidance did not have an impact on our consolidated financial statements upon adoption.

When we adopt new accounting standards, we have a process in place to perform a thorough review of the pronouncement, identify the financial statement and system impacts and create an implementation plan among our impacted business units to ensure we are compliant with the pronouncement on the date of adoption. This includes having effective processes and controls in place to support the reported amounts. Each of the standards listed above is in varying stages in our implementation process based on its issuance and adoption dates. We are on track to implement guidance by the respective effective dates.

Long-Duration Insurance Contracts Disclosures

We include disaggregated rollforwards for DAC, the unearned revenue liability, separate account liabilities, policyholder account balances, the liability for future policy benefits, the additional liability for certain benefit features and MRBs. Further, for certain actuarial balances, disclosures are required for the significant inputs, judgments, assumptions and methods used in measurement, including changes in those inputs, judgments and assumptions, and the effect of those changes on measurement.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Amounts from different reportable segments cannot be aggregated for disclosures. Factors to consider in determining the level of aggregation for disclosures include the type of coverage, geography and market or type of customer. We have identified the following levels of aggregation for long-duration insurance contract disclosures.

●	Retirement and Income Solutions:

○	Workplace savings and retirement solutions – Group annuity contracts offered to the plan sponsors of defined contribution plans or defined benefit plans

○	Individual variable annuities – Variable deferred annuities and registered index-linked annuities (“RILAs”) offered to individuals for both qualified and nonqualified retirement savings

○	Pension risk transfer – Single premium group annuities offered to pension plan sponsors and other institutions

○	Individual fixed deferred annuities – An exited business that offered single premium deferred annuity contracts and flexible premium deferred annuities (“FPDAs”) to individuals for both qualified and nonqualified retirement savings

○	Individual fixed income annuities – An exited business that offered single premium immediate annuities (“SPIAs”) and deferred income annuities (“DIAs”) to individuals for both qualified and nonqualified retirement savings; also includes supplementary contracts generated by annuitizations from other individual product lines

○	Investment only – Primarily guaranteed investment contracts (“GICs”) and funding agreements offered to retirement plan sponsors and other institutions

●	Benefits and Protection – Specialty Benefits:

○	Individual disability – Disability insurance providing protection to individuals and/or business owners

●	Benefits and Protection – Life Insurance:

○	Universal life – Universal life, variable universal life and indexed universal life insurance products offered to individuals and/or business owners, which will be collectively referred to hereafter as “universal life” contracts; includes our exited universal life insurance with secondary guarantee (“ULSG”) business

○	Term life – Term life insurance products offered to individuals and/or business owners

○	Participating life – Participating life insurance contracts offered to individuals, some of which are part of a closed block of business and are only in the scope of long-duration insurance contracts disclosures for DAC

●	Corporate:

○	Long-term care insurance – A closed block of long-term care insurance that is fully reinsured, which was offered on both a group and individual basis.

For the separate account liability disclosures, our Retirement and Income Solutions segment uses a Group retirement contracts level of aggregation. This consists primarily of separate account liabilities for the workplace savings and retirement solutions business as well as amounts for the investment only and pension risk transfer businesses.

Use of Estimates in the Preparation of Financial Statements

The preparation of our consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the consolidated financial statements and accompanying notes. The most critical estimates include those used in determining:

●	the fair value of investments in the absence of quoted market values;

●	investment impairments and valuation allowances;

●	the fair value of derivatives;

●	the fair value of MRBs;

●	the liability for future policy benefits and claims, including the deferred profit liability;

●	the value of our other postretirement benefit obligation (“OPEB”) and

●	accounting for income taxes and the valuation of deferred tax assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

A description of such critical estimates is incorporated within the discussion of the related accounting policies that follow. In applying these policies, management makes subjective and complex judgments that frequently require estimates about matters that are inherently uncertain. Actual results could differ from these estimates.

Closed Block

We operate a closed block (“Closed Block”) for the benefit of individual participating dividend-paying policies in force at the time of the 1998 mutual insurance holding company (“MIHC”) formation. See Note 7, Closed Block, for further details.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity date of three months or less when purchased.

Investments

Fixed maturities include bonds, asset-backed securities (“ABS”), redeemable preferred stock and certain non-redeemable preferred securities. Equity securities include mutual funds, common stock and non-redeemable preferred stock. We classify fixed maturities as either available-for-sale or trading at the time of the purchase and, accordingly, carry them at fair value. Equity securities are also carried at fair value. See Note 19, Fair Value Measurements, for methodologies related to the determination of fair value. Unrealized gains and losses related to fixed maturities, available-for-sale, excluding those in fair value hedging relationships, are reflected in stockholder’s equity, net of adjustments associated with related actuarial balances, derivatives in cash flow hedge relationships and applicable income taxes. Mark-to-market adjustments on certain fixed maturities, trading are reflected in net realized capital gains (losses). Mark-to-market adjustments on certain fixed maturities, trading are reflected in market risk benefit remeasurement (gain) loss. Unrealized gains and losses related to hedged portions of fixed maturities, available-for-sale in fair value hedging relationships are reflected in net investment income. Mark-to-market adjustments related to certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reflected in net investment income.

The amortized cost of fixed maturities includes cost adjusted for amortization of premiums and discounts, computed using the interest method. The amortized cost of fixed maturities, available-for-sale is adjusted for changes in fair value of the hedged portions of securities in fair value hedging relationships and excludes accrued interest receivable. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Fixed maturities, available-for-sale are subject to an allowance for credit loss and changes in the allowance are reported in net income as a component of net realized capital gains (losses). Interest income, as well as prepayment fees and the amortization of the related premium or discount, is reported in net investment income. For loan-backed and structured securities, we recognize income using a constant effective yield based on currently anticipated cash flows.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. See Note 5, Investments, for further details of our valuation allowance.

Our commercial and residential mortgage loan portfolios can include loans that have been modified. We assess loan modifications on a case-by-case basis to evaluate whether a change to the valuation allowance and/or a write-off is needed. See Note 5, Investments, under the caption “Mortgage Loan Modifications” for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Real estate investments are reported at cost less accumulated depreciation. The initial cost bases of properties acquired through loan foreclosures are the lower of the fair market values of the properties at the time of foreclosure or the outstanding loan balance. Buildings and land improvements are generally depreciated on the straight-line method over the estimated useful life of improvements and tenant improvement costs are depreciated on the straight-line method over the term of the related lease. We recognize impairment losses for properties when indicators of impairment are present and a property's expected undiscounted cash flows are not sufficient to recover the property's carrying value. In such cases, the cost basis of the property is reduced to fair value. Real estate expected to be disposed is carried at the lower of cost or fair value, less cost to sell, with valuation allowances established accordingly and depreciation no longer recognized. The carrying amount of real estate held for sale was $222.7 million and $218.5 million as of December 31, 2025 and 2024, respectively. Any impairment losses and any changes in valuation allowances are reported in net income.

Net realized capital gains and losses on sales of investments are determined on the basis of specific identification. In general, in addition to realized capital gains and losses on investment sales and periodic settlements on derivatives not designated as hedges, we report gains and losses related to the following in net realized capital gains (losses) on the consolidated statements of operations: mark-to-market adjustments on equity securities, mark-to-market adjustments on certain fixed maturities, trading, mark-to-market adjustments on certain investment funds, mark-to-market adjustments on derivatives not designated as hedges, cash flow hedge gains (losses) when the hedged item impacts realized capital gains (losses), changes in the valuation allowance for fixed maturities, available-for-sale and certain financing receivables, impairments of real estate held for investment and impairments of equity method investments. Investment gains and losses on sales of certain real estate held for sale due to investment strategy and mark-to-market adjustments on certain securities carried at fair value with an investment objective to realize economic value through mark-to-market changes are reported as net investment income and are excluded from net realized capital gains (losses).

Policy loans and certain other investments are reported at cost. Interests in unconsolidated entities, joint ventures and partnerships are generally accounted for using the equity method. We had certain real estate ventures for which the fair value option had been elected in prior periods. See Note 19, Fair Value Measurements, for detail on these investments.

Derivatives

Overview

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or the values of securities. Derivatives generally used by us include swaps, options, futures and forwards. Derivative positions are either assets or liabilities in the consolidated statements of financial position and are measured at fair value, generally by obtaining quoted market prices or through the use of pricing models. See Note 19, Fair Value Measurements, for policies related to the determination of fair value. Fair values can be affected by changes in interest rates, foreign exchange rates, financial indices, values of securities, credit spreads, and market volatility and liquidity.

Accounting and Financial Statement Presentation

We designate derivatives as either:

(a)	a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, including those denominated in a foreign currency (“fair value hedge”);

(b)	a hedge of a forecasted transaction or the exposure to variability of cash flows to be received or paid related to a recognized asset or liability, including those denominated in a foreign currency (“cash flow hedge”) or

(c)	a derivative not designated as a hedging instrument.

Our accounting for the ongoing changes in fair value of a derivative depends on the intended use of the derivative and the designation, as described above, and is determined when the derivative contract is entered into or at the time of redesignation. Hedge accounting is used for derivatives that are specifically designated in advance as hedges and that reduce our exposure to an indicated risk by having a high correlation between changes in the value of the derivatives and the items being hedged at both the inception of the hedge and throughout the hedge period. Cash flows associated with derivatives are included within operating activities in the consolidated statements of cash flows, with the exception of cash paid for certain options with deferred premiums. Those derivatives are included in payments for financing element derivatives within financing activities in the consolidated statements of cash flows.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Fair Value Hedges. When a derivative is designated as a fair value hedge and is determined to be highly effective, changes in its fair value, along with changes in the fair value of the hedged asset, liability or firm commitment attributable to the hedged risk, are reported in the same consolidated statements of operations line item that is used to report the earnings effect of the hedged item. For fair value hedges of fixed maturities, available-for-sale and mortgage loans, these changes in fair value are reported in net investment income or net realized capital gains (losses). For fair value hedges of liabilities, changes in fair value are reported in cost of interest credited. The change in the fair value of excluded components is recorded in OCI and is recognized in net income through periodic settlements. A fair value hedge determined to be highly effective may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk. Certain fair value hedges use the portfolio layer method to hedge a designated layer amount within a closed portfolio of prepayable assets that is expected to remain outstanding for the length of the hedging relationship and is not expected to be impacted by prepayments, defaults or other factors that affect the timing and amount of cash flows. Prepayment risk is excluded when measuring the change in fair value attributable to the hedged risk under the portfolio layer method.

Cash Flow Hedges. When a derivative is designated as a cash flow hedge and is determined to be highly effective, changes in its fair value are recorded as a component of OCI. At the time the variability of cash flows being hedged impacts net income, the related portion of deferred gains or losses on the derivative instrument is reclassified and reported in net income.

Non-Hedge Derivatives. If a derivative does not qualify or is not designated for hedge accounting, all changes in fair value are reported in net income without considering the changes in the fair value of the economically associated assets or liabilities.

Hedge Documentation and Effectiveness Testing. At inception, we formally document all relationships between hedging instruments and hedged items, as well as our risk management objective and strategy for undertaking various hedge transactions. This process includes associating all derivatives designated as fair value or cash flow hedges with specific assets or liabilities on the consolidated statements of financial position or with specific firm commitments or forecasted transactions. Documentation of fair value hedges that use the portfolio layer method supports the expectation that the hedged layer amount is anticipated to be outstanding at the end of the hedging relationship and includes expectations of prepayments, defaults or other factors that affect the timing and amount of cash flows. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Even if a hedge is determined to be highly effective, the hedge may still result in a mismatch between the change in the fair value of the hedging instrument and the change in the fair value of the hedged item attributable to the hedged risk.

We use qualitative and quantitative methods to assess hedge effectiveness. Qualitative methods may include monitoring changes to terms and conditions and counterparty credit ratings. Quantitative methods may include statistical tests including regression analysis and minimum variance and dollar offset techniques. For portfolio layer method hedges, the assessment of hedge effectiveness includes confirming we expect the hedged layer amount to be outstanding at the end of the hedging relationship.

Termination of Hedge Accounting. We prospectively discontinue hedge accounting when (1) the criteria to qualify for hedge accounting is no longer met, e.g., a derivative is determined to no longer be highly effective in offsetting the change in fair value or cash flows of a hedged item; (2) the derivative expires, is sold, terminated or exercised or (3) we remove the designation of the derivative being the hedging instrument for a fair value or cash flow hedge.

If it is determined that a derivative no longer qualifies as an effective hedge, the derivative will continue to be carried on the consolidated statements of financial position at its fair value, with changes in fair value recognized prospectively in net realized capital gains (losses). The asset or liability under a fair value hedge will no longer be adjusted for changes in fair value pursuant to hedging rules and the existing basis adjustment is amortized to the consolidated statements of operations line associated with the asset or liability. If a portfolio layer method hedging relationship is discontinued, the outstanding basis adjustment is allocated to the individual assets in the closed portfolio and those amounts are amortized consistent with the amortization of other discounts or premiums associated with those assets.

The component of accumulated other comprehensive income (“AOCI”) related to discontinued cash flow hedges that are no longer highly effective is amortized to the consolidated statements of operations consistent with the net income impacts of the original hedged cash flows. If a cash flow hedge is discontinued because it is probable the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Embedded Derivatives. We purchase and issue certain financial instruments and products that contain a derivative that is embedded in the financial instrument or product. We assess whether this embedded derivative is clearly and closely related to the asset or liability that serves as its host contract. If we deem that the embedded derivative's terms are not clearly and closely related to the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the derivative is bifurcated from that contract and held at fair value on the consolidated statements of financial position, with changes in fair value reported in net income.

Contractholder and Policyholder Liabilities

Contractholder and policyholder liabilities (contractholder funds, future policy benefits and claims, MRBs and other policyholder funds) include reserves for investment contracts, individual and group annuities that provide periodic income payments, universal life insurance, variable universal life insurance, indexed universal life insurance, term life insurance, participating traditional individual life insurance, group dental and vision insurance, group critical illness, group accident, group hospital indemnity, paid family and medical leave (“PFML”), group short-term and long-term disability insurance, group life insurance, individual disability insurance and long-term care insurance. It also includes a provision for dividends on participating policies.

Investment contracts are contractholders' funds on deposit with us and generally include reserves for pension and annuity contracts. Reserves on investment contracts are equal to the cumulative deposits less any applicable charges and withdrawals plus credited interest. Reserves for universal life, variable universal life and indexed universal life insurance contracts are equal to cumulative deposits less charges plus credited interest, which represents the account balances that accrue to the benefit of the policyholders. See Note 10, Contractholder Funds, for additional details.

We hold additional reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years and universal life, variable universal life and indexed universal life insurance contracts that contain no lapse guarantee features.

Refer to Note 11, Future Policy Benefits and Claims, under the caption “Long-Duration Contracts” for information about the calculation of reserves for long-duration insurance and annuity contracts.

Contracts or contract features that provide protection to the policyholder from capital market risk and expose us to other than nominal capital market risk are classified as MRBs and reported at fair value. See Note 12, Market Risk Benefits, for additional details.

Reserves for participating life insurance contracts are based on the net level premium reserve for death and endowment policy benefits. This net level premium reserve is calculated based on dividend fund interest rates and mortality rates guaranteed in calculating the cash surrender values described in the contract.

Participating business represented approximately 2%, 2% and 2% of our life insurance in force and 14%, 15% and 16% of the number of life insurance policies in force as of December 31, 2025, 2024 and 2023, respectively. Participating business represented approximately 15%, 15% and 16% of life insurance premiums for the years ended December 31, 2025, 2024 and 2023, respectively. The amount of dividends to policyholders is declared annually by our Board of Directors. The amount of dividends to be paid to policyholders is determined after consideration of several factors including interest, mortality, morbidity and other expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by us. At the end of the reporting period, we establish a dividend liability for the pro rata portion of the dividends expected to be paid on or before the next policy anniversary date.

Some of our policies and contracts require payment of fees or other policyholder assessments in advance for services that will be rendered over the estimated lives of the policies and contracts. See Note 8, Deferred Acquisition Costs and Other Actuarial Balances, under the caption “Unearned Revenue Liability” for additional details.

Short-Duration Contracts

We include the following group products in our short-duration insurance contracts disclosures: long-term disability (“LTD”), group life waiver, dental, vision, short-term disability (“STD”), critical illness, accident, PFML, hospital indemnity and group life. Refer to Note 11, Future Policy Benefits and Claims, under the caption “Short-Duration Contracts” for additional details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Liability for Unpaid Claims

The liability for unpaid claims for both long-duration and short-duration contracts is an estimate of the ultimate net cost of reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, we believe the liability for unpaid claims is adequate. These estimates are continually reviewed and, as adjustments to this liability become necessary, such adjustments are reflected in net income.

We incur claim adjustment expenses for both long-duration and short-duration contracts that cannot be allocated to a specific claim. Our claim adjustment expense liability is estimated using actuarial analyses based on historical trends of expenses and expected claim runout patterns.

See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Unpaid Claims” for further details.

Recognition of Premiums and Other Considerations, Fees and Other Revenues and Benefits

Products with fixed and guaranteed premiums and benefits consist principally of whole life and term life insurance policies and individual disability income. Premiums from these products are recognized as premium revenue when due. Related policy benefits and expenses for individual life products are associated with earned premiums and result in the recognition of profits over the expected term of the policies and contracts.

Immediate annuities with life contingencies include products with fixed and guaranteed annuity considerations and benefits and consist principally of group and individual single premium annuities with life contingencies. Annuity considerations from these products are recognized as premium revenue. However, the collection of these annuity considerations does not represent the completion of the earnings process, as we establish annuity reserves using estimates for mortality and interest assumptions. We anticipate profits to emerge over the life of the annuity products as we earn investment income, pay benefits and release reserves. Any gross premium received in excess of the net premium is recognized as a deferred profit liability and amortized in relation to the expected future benefit payments. See Note 11, Future Policy Benefits and Claims, for additional details.

Group life, dental, vision, critical illness, accident, PFML, hospital indemnity and disability premiums are generally recorded as premium revenue over the term of the coverage. Certain group contracts contain experience premium refund provisions based on a pre-defined formula that reflects their claim experience. Experience premium refunds reduce revenue over the term of the coverage and are adjusted to reflect current experience. Related policy benefits and expenses are associated with earned premiums and result in the recognition of profits over the term of the policies and contracts. Fees for contracts providing claim processing or other administrative services are recorded as revenue over the period the service is provided.

Universal life-type policies are insurance contracts with terms that are not fixed. Amounts received as payments for such contracts are not reported as premium revenues. Revenues for universal life-type insurance contracts consist of policy charges for the cost of insurance, policy initiation and administration, surrender charges and other fees that have been assessed against policy account values and investment income. Policy benefits and claims that are charged to expense include interest credited to contracts and benefit claims incurred in the period in excess of related policy account balances.

Investment contracts do not subject us to significant risks arising from policyholder mortality or morbidity and consist primarily of guaranteed investment contracts (“GICs”), funding agreements and certain deferred annuities. Amounts received as payments for investment contracts are established as investment contract liability balances and are not reported as premium revenues. Revenues for investment contracts consist of investment income and policy administration charges. Investment contract benefits that are charged to expense include benefit claims incurred in the period in excess of related investment contract liability balances and interest credited to investment contract liability balances.

Fees and other revenues are earned for administrative services performed including recordkeeping, trust and custody and reporting services for retirement savings plans, insurance companies, endowments and other financial institutions and other products. Fees and other revenues received for performance of administrative services are recognized as revenue when earned, typically when the service is performed.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Deferred Acquisition Costs

Refer to Note 8, Deferred Acquisition Costs and Other Actuarial Balances, for information related to DAC on insurance policies and investment contracts. Commissions and other incremental direct costs for the acquisition of long-term service contracts are also capitalized to the extent recoverable.

Internal Replacement Transactions

All insurance and investment contract modifications and replacements are reviewed to determine if the internal replacement results in a substantially changed contract. If so, the acquisition costs, sales inducements and unearned revenue associated with the new contract are deferred and amortized over the lifetime of the new contract. In addition, the existing DAC, sales inducement costs and unearned revenue balances associated with the replaced contract are written off. If an internal replacement results in a substantially unchanged contract, the acquisition costs, sales inducements and unearned revenue associated with the new contract are immediately recognized in the period incurred. In addition, the existing DAC, sales inducement costs or unearned revenue balance associated with the replaced contract is not written off, but instead is carried over to the new contract.

Long-Term Debt

Long-term debt includes notes payable, nonrecourse mortgages and other debt with a maturity date greater than one year at the date of issuance. Current maturities of long-term debt are classified as long-term debt in our consolidated statements of financial position. Long-term debt is primarily recorded at the unpaid principal balance, net of unamortized discount, premium and issuance costs.

Reinsurance

We enter into reinsurance agreements with other companies in the normal course of business in order to limit losses and minimize exposure to significant risks.

We evaluate each insurance agreement to determine whether the agreement provides indemnification against loss or liability related to insurance risk. For agreements that expose the reinsurer to reasonable possibility of significant loss from insurance risk, the reinsurance method of accounting is used for the agreement. Assets and liabilities related to reinsurance ceded are reported on a gross basis on the consolidated statements of financial position. Insurance liabilities are reported before the effects of reinsurance and we record an offsetting reinsurance recoverable, net of valuation allowance. Premiums and expenses are reported net of reinsurance ceded on the consolidated statements of operations.

If an agreement does not expose the reinsurer to reasonable possibility of significant loss from insurance risk, the deposit method of accounting is used for the agreement. We record a deposit receivable, net of valuation allowance, if necessary. The deposit receivable is adjusted as amounts are paid or received on the underlying contracts. Accretion on the deposit receivable is calculated using an effective interest method and is reported in fees and other revenues and operating expense on the consolidated statements of operations.

The cost of reinsurance related to long-duration contracts is amortized over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

We have entered into coinsurance with funds withheld reinsurance agreements in which we record a funds withheld payable that contains an embedded derivative for which the fair value is estimated based on the change in fair value of the assets supporting the funds withheld payable. The change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Gains and losses that do not flow to the reinsurer are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

For further information about reinsurance, refer to Note 13, Reinsurance. For further information about the financing receivables valuation allowance on the reinsurance recoverable and deposit receivable, refer to Note 5, Investments.

Separate Accounts

Refer to Note 9, Separate Account Balances, for information on our separate account assets and liabilities.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Income Taxes

Our ultimate parent, PFG, files a U.S. consolidated income tax return that includes us and all of our qualifying subsidiaries. In addition, PFG files income tax returns in all states and foreign jurisdictions in which it conducts business. PFG has a tax sharing agreement with companies in the group under which it allocates income tax expenses and benefits generally based upon pro rata contribution of taxable income or operating losses. We are taxed at corporate rates on taxable income based on existing tax laws. Current income taxes are charged or credited to net income based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are provided for the tax effect of temporary differences in the financial reporting and income tax bases of assets and liabilities, net operating loss carryforwards and tax credit carryforwards using enacted income tax rates and laws. The effect on deferred income tax assets and deferred income tax liabilities of a change in tax rates is recognized in net income in the period in which the change is enacted. Subsequent to a change in tax rates and laws, any stranded tax effects remaining in AOCI will be released only if an entire portfolio is liquidated, sold or extinguished.

2. Related Party Transactions

Expense Agreements

We have entered into various related party transactions with our ultimate parent and its other affiliates. During the years ended December 31, 2025, 2024 and 2023, we received $623.4 million, $567.9 million and $524.6 million, respectively, of expense reimbursements from affiliated entities, which are net of amounts paid for brand licensing agreements with PFS.

Cash Advance Agreement

We and our direct parent, PFS, are parties to a cash advance agreement, which allows us, collectively, to pool our available cash with other affiliates in order to more efficiently and effectively invest our cash. The cash advance agreement allows (i) us to advance cash to PFS in aggregate principal amounts not to exceed $1.0 billion, with such advanced amounts earning interest at the secured overnight financing rate (“SOFR”) plus 10 basis points (the “Internal Crediting Rate”); and (ii) PFS to advance cash to us in aggregate principal amounts not to exceed $1.0 billion, with such advance amounts paying interest at the Internal Crediting Rate to reimburse PFS for the costs incurred in maintaining short-term investing and borrowing programs. Under this cash advance agreement, we had a receivable from PFS of $116.0 million and $73.9 million as of December 31, 2025 and 2024, respectively, and earned interest of $5.9 million, $8.3 million and $10.1 million during 2025, 2024 and 2023, respectively.

Reinsurance

We and an affiliated entity, Principal National Life Insurance Company, are parties to a reinsurance agreement to reinsure certain life insurance business. Under this agreement, we had an assumed reinsurance liability of $7,120.8 million and $6,514.5 million as of December 31, 2025 and 2024, respectively. In addition, we recognized premiums and other fees of $1,038.9 million, $992.3 million and $938.1 million for the years ended December 31, 2025, 2024 and 2023, respectively, associated with this agreement. Furthermore, we recognized expenses of $1,284.0 million, $1,254.0 million and $1,076.2 million for the years ended December 31, 2025, 2024 and 2023, respectively, associated with this agreement.

We and an affiliated entity, PFS Bermuda, are parties to a coinsurance with funds withheld agreement for PFS Bermuda to reinsure certain term life and pension risk transfer (“PRT”) blocks of business. Under this agreement, we had a reinsurance recoverable of $4,887.1 million and $4,106.3 million as of December 31, 2025 and 2024, respectively. We had a $23.2 million and $62.2 million payable to PFS Bermuda as of December 31, 2025 and 2024, respectively, associated with the settlement statements. In addition, we ceded premiums of $990.5 million, $733.1 million and $53.4 million; net investment income on policy loans of $0.1 million, $0.0 million and $0.0 million and benefits of $1,102.3 million, $822.4 million and $76.4 million for the years ended December 31, 2025, 2024 and 2023, respectively, associated with this agreement. We passed net investment income of $275.1 million, $228.9 million and $56.1 million and net realized capital gains (losses) of $0.9 million, $3.9 million and $(1.1) million on the funds withheld assets to PFS Bermuda for the years ended December 31, 2025, 2024 and 2023, respectively. Furthermore, our operating expenses were reduced by ceding commissions and expense allowances received of $134.5 million, $129.5 million and $31.2 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Notes Receivable

As of December 31, 2025, we had the following notes receivable from PFS related to the sale of interests in subsidiaries (1) a 10-year note with a par amount of $156.0 million, which bears interest at 2.87% with semi-annual principal and interest payments due in February and August each year and (2) a 10-year note with a par amount of $300.0 million, which bears interest at 2.885% with semi-annual principal and interest payments due in May and November each year. The carrying amount of the notes is included in premiums due and other receivables on the consolidated statements of financial position. We recorded interest income on these notes of $2.0 million, $3.3 million and $4.6 million for the years ended December 31, 2025, 2024 and 2023, respectively. Our ultimate parent, PFG, is a guarantor of the notes.

Distribution of Affiliated Products

We receive commission fees, distribution fees and service fees from Principal Securities, Inc. and Principal Global Investors, LLC (“PGI LLC”). Furthermore, we receive management and administrative fees for investments our products sold in the Principal Mutual Funds and Principal Variable Contracts. Fees and other revenues were $417.6 million, $438.2 million and $407.1 million for the years ended December 31, 2025, 2024 and 2023, respectively. In addition, we pay commission expense to affiliated registered representatives within Principal Securities, Inc. to sell proprietary products. Commission expense was $179.3 million, $158.3 million and $95.9 million for the years ended December 31, 2025, 2024 and 2023, respectively.

Benefit Plans

PFG is the sponsor of the qualified defined contribution plans for both employees and individual field agents. We were allocated plan expenses from PFG of $46.4 million, $44.5 million and $44.2 million during 2025, 2024 and 2023, respectively.

PFG is also the sponsor of the nonqualified deferred compensation plans for select employees and individual field agents. We were allocated plan expenses from PFG of $2.4 million, $2.1 million and $1.8 million during 2025, 2024 and 2023, respectively.

PFG is the sponsor of the defined benefit pension plans for both employees and individual field agents. We were allocated $43.6 million, $43.7 million and $38.8 million of pension expense from PFG during 2025, 2024 and 2023, respectively.

Other Agreements

PGI LLC provides asset management services for us. We recognized $128.1 million, $117.0 million and $108.1 million of asset management fee expense for the years ended December 31, 2025, 2024 and 2023, respectively.

Pursuant to certain regulatory requirements or otherwise in the ordinary course of business, we guarantee certain payments of our affiliates and have agreements with affiliates to provide and/or receive management, administrative and other services, all of which, individually and in the aggregate, are immaterial to our business, financial condition and net income.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

3. Goodwill and Other Intangible Assets

Goodwill

The changes in the carrying amount of goodwill reported in our segments were as follows:

	Retirement and Income Solutions	Benefits and Protection	Corporate	Consolidated
	(in millions)
Balance as of January 1, 2024	$18.8	$29.5	$—	$48.3
Goodwill from acquisitions (1)	11.2	—	—	11.2
Balance as of December 31, 2024	$30.0	$29.5	$—	$59.5

Balance as of December 31, 2025	$30.0	$29.5	$—	$59.5

(1)	Relates to the acquisition of employee stock ownership plan business from Ascensus within our Retirement and Income Solutions segment.

Finite Lived Intangible Assets

Amortized intangible assets that continue to be subject to amortization over a weighted average remaining expected life of 11 years were as follows:

	December 31,
	2025	2024
	(in millions)
Gross carrying value	$54.2	$52.7
Accumulated amortization	28.4	26.0
Net carrying value	$25.8	$26.7

The amortization expense for intangible assets with finite useful lives was $2.4 million, $1.7 million and $1.0 million for 2025, 2024 and 2023, respectively. As of December 31, 2025, the estimated amortization expense for the next five years is as follows (in millions):

Year ending December 31:
2026	$2.5
2027	2.5
2028	2.5
2029	2.5
2030	2.5

4. Variable Interest Entities

We have relationships with various types of entities that may be VIEs. Certain VIEs are consolidated in our financial results. See Note 1, Nature of Operations and Significant Accounting Policies, under the caption “Consolidation” for further details of our consolidation accounting policies. We did not provide financial or other support to investees designated as VIEs for the periods ended December 31, 2025 and December 31, 2024.

Consolidated Variable Interest Entities

Real Estate

We invest in several real estate limited partnerships and limited liability companies. The entities invest in real estate properties. Certain of these entities are VIEs based on the combination of our significant economic interest and related voting rights. We determined we are the primary beneficiary as a result of our power to control the entities through our significant ownership. Due to the nature of these real estate investments, the investment balance will fluctuate as we purchase and sell interests in the entities and as capital expenditures are made to improve the underlying real estate.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Sponsored Investment Fund

We sponsored and invested in an investment fund for which a related party provided asset management services. The fund is a VIE as the equity holders lack power through voting rights to direct the activities of the entity that most significantly impact its economic performance. We determined we were the primary beneficiary of the VIE where our interest in the entity was more than insignificant. We deconsolidated the fund in 2025 due to the acquisition of substantial voting rights through investment in the fund by external investors.

Residential Mortgage Loans

We invest in ABS trusts. The trusts issue various collateralized mortgage obligation certificates and purchase residential mortgage loans. The trusts are considered VIEs due to insufficient equity to sustain themselves. We concluded we are the primary beneficiary as we purchase substantially all of the certificates and have the obligation to absorb losses that could potentially be significant to the VIEs.

Asset-Backed Limited Partnership

We invest in an ABS limited partnership. The limited partnership issues multiple notes and purchases consumer loans, auto loans, other loans and credit facilities. The limited partnership is considered a VIE due to insufficient equity to sustain itself. We concluded we are the primary beneficiary as we have purchased all of the notes and have the obligation to absorb losses and residual returns that could potentially be significant to the VIE.

Assets and Liabilities of Consolidated Variable Interest Entities

The carrying amounts of our consolidated VIE assets, which can only be used to settle obligations of consolidated VIEs, and liabilities of consolidated VIEs for which creditors do not have recourse were as follows:

	December 31, 2025		December 31, 2024
	Total assets	Total liabilities	Total assets	Total liabilities
	(in millions)
Real estate (1)	$883.4	$34.2	$814.3	$69.4
Sponsored investment fund (2)	—	—	150.8	140.8
Residential mortgage loans (3)	728.9	18.8	806.5	19.9
Asset-backed limited partnership (4)	256.3	—	250.0	—
Total	$1,868.6	$53.0	$2,021.6	$230.1

(1)	The assets of the real estate VIEs primarily include real estate, other investments and cash. Liabilities primarily include other liabilities.

(2)	The assets of the sponsored investment fund VIE were primarily commercial mortgage loans and cash. The liabilities included short-term debt and long-term debt. The consolidated statements of financial position included a $0.0 million and $5.0 million redeemable noncontrolling interest for the sponsored investment fund as of December 31, 2025 and 2024, respectively.

(3)	The assets of the residential mortgage loans VIEs primarily include residential mortgage loans. The liabilities primarily include other liabilities.

(4)	The assets of the asset-backed limited partnership VIE primarily include consumer loans, auto loans, other loans and credit facilities. These assets are reported with cash and cash equivalents, other investments and fixed maturities, trading on the consolidated statements of financial position.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Unconsolidated Variable Interest Entities

We hold a variable interest in a number of VIEs where we are not the primary beneficiary. Our investments in these VIEs are reported in fixed maturities, available-for-sale; fixed maturities, trading and other investments in the consolidated statements of financial position and are described below.

Unconsolidated VIEs include certain commercial mortgage-backed securities (“CMBS”), residential mortgage-backed pass-through securities (“RMBS”) and other ABS. All of these entities were deemed VIEs because the equity within these entities is insufficient to sustain them. We determined we are not the primary beneficiary in the entities within these categories of investments. This determination was based primarily on the fact we do not own the class of security that controls the unilateral right to replace the special servicer or equivalent function.

We invest in cash collateralized debt obligations, collateralized bond obligations, collateralized loan obligations and other collateralized structures, which are VIEs due to insufficient equity to sustain the entities. We have determined we are not the primary beneficiary of these entities primarily because we do not control the economic performance of the entities and were not involved with the design of the entities or because we do not have a potentially significant variable interest in the entities for which we are the asset manager.

We have invested in various VIE trusts and similar entities as a debt holder. Most of these entities are classified as VIEs due to insufficient equity to sustain them. In addition, we have an entity classified as a VIE based on the combination of our significant economic interest and lack of voting rights. We have determined we are not the primary beneficiary primarily because we do not control the economic performance of the entities and were not involved with the design of the entities.

We have invested in partnerships and other funds, which are classified as VIEs. The entities are VIEs as equity holders lack the power to control the most significant activities of the entities because the equity holders do not have either the ability by a simple majority to exercise substantive kick-out rights or substantive participating rights. We have determined we are not the primary beneficiary because we do not have the power to direct the most significant activities of the entities.

As previously discussed, we sponsor and invest in certain investment funds that are VIEs. We determined we are not the primary beneficiary of the VIEs for which we are the asset manager but do not have a potentially significant variable interest in the funds.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

The carrying value and maximum loss exposure for our unconsolidated VIEs were as follows:

	Asset carrying value	Maximum exposure to loss (1)
	(in millions)
December 31, 2025
Fixed maturities, available-for-sale:
Corporate	$289.4	$361.7
Residential mortgage-backed pass-through securities	3,472.4	3,539.2
Commercial mortgage-backed securities	5,363.5	5,650.5
Collateralized debt obligations (2)	6,420.6	6,415.8
Other debt obligations	10,661.0	12,144.3
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	8.4	8.4
Commercial mortgage-backed securities	65.1	65.1
Collateralized debt obligations (2)	292.1	292.1
Other debt obligations	330.5	330.5
Other investments:
Other limited partnership and fund interests	3,050.9	4,702.7

December 31, 2024
Fixed maturities, available-for-sale:
Corporate	$308.2	$359.7
Residential mortgage-backed pass-through securities	3,319.6	3,517.1
Commercial mortgage-backed securities	5,177.1	5,622.0
Collateralized debt obligations (2)	6,556.6	6,514.8
Other debt obligations	8,882.5	10,555.8
Fixed maturities, trading:
Residential mortgage-backed pass-through securities	9.1	9.1
Commercial mortgage-backed securities	44.1	44.1
Collateralized debt obligations (2)	210.1	210.1
Other debt obligations	210.1	210.1
Other investments:
Other limited partnership and fund interests	2,355.0	4,042.6

(1)	Our risk of loss is limited to our initial investment measured at amortized cost excluding portfolio layer method basis adjustments for fixed maturities, available-for-sale, plus any unfunded commitments and/or guarantees and similar provisions for collateralized debt obligations and other debt obligations. Our risk of loss is limited to our investment measured at fair value for our fixed maturities, trading. Our risk of loss is limited to our carrying value plus any unfunded commitments and/or guarantees and similar provisions for our other investments. A carrying value of zero is used if distributions have been received in excess of our investment, resulting in a negative carrying value for the investment. Unfunded commitments are not liabilities on our consolidated statements of financial position because we are only required to fund additional equity when called upon to do so by the general partner or investment manager.

(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

5. Investments

Our investments include assets backing reserves as part of a coinsurance with funds withheld agreement. The funds withheld invested assets are reported within their respective line items, primarily consisting of fixed maturities available-for-sale, mortgage loans and other investments. See Note 13, Reinsurance, for more information on the funds withheld invested assets.

Fixed Maturities

The amortized cost, gross unrealized gains and losses, allowance for credit loss and fair value of fixed maturities, available-for-sale were as follows:

	Amortized cost (1)	Gross unrealized gains	Gross unrealized losses	Allowance for credit loss	Fair value
	(in millions)
December 31, 2025
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,977.3	$7.8	$266.7	$—	$1,718.4
Non-U.S. governments	545.7	17.3	54.6	—	508.4
States and political subdivisions	8,070.7	43.8	1,004.9	—	7,109.6
Corporate	37,460.3	602.4	3,010.7	22.5	35,029.5
Residential mortgage-backed pass-through securities	3,539.2	50.2	117.0	—	3,472.4
Commercial mortgage-backed securities	5,650.5	19.6	305.2	1.4	5,363.5
Collateralized debt obligations (2)	6,415.8	14.5	9.7	—	6,420.6
Other debt obligations	10,958.2	99.5	387.4	0.4	10,669.9
Total excluding portfolio layer method basis adjustment	74,617.7	855.1	5,156.2	24.3	70,292.3
Unallocated portfolio layer method basis adjustment (3)	(16.9)	16.9	—	—	—
Total fixed maturities, available-for-sale	$74,600.8	$872.0	$5,156.2	$24.3	$70,292.3

December 31, 2024
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,732.7	$0.2	$298.0	$—	$1,434.9
Non-U.S. governments	553.8	12.6	84.4	—	482.0
States and political subdivisions	7,161.3	11.5	1,133.9	—	6,038.9
Corporate	36,649.4	343.8	3,619.9	16.1	33,357.2
Residential mortgage-backed pass-through securities	3,517.1	8.7	206.2	—	3,319.6
Commercial mortgage-backed securities	5,622.0	4.9	449.8	—	5,177.1
Collateralized debt obligations (2)	6,514.8	48.0	6.2	—	6,556.6
Other debt obligations	9,421.1	50.0	576.8	0.2	8,894.1
Total excluding portfolio layer method basis adjustment	71,172.2	479.7	6,375.2	16.3	65,260.4
Unallocated portfolio layer method basis adjustment (3)	(55.7)	55.7	—	—	—
Total fixed maturities, available-for-sale	$71,116.5	$535.4	$6,375.2	$16.3	$65,260.4

(1)	Amortized cost excludes accrued interest receivable of $654.9 million and $642.3 million as of December 31, 2025 and 2024, respectively.

(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

(3)	Represents unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method. See Note 6, Derivative Financial Instruments, for further details.

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

The amortized cost and fair value of fixed maturities available-for-sale as of December 31, 2025, by expected maturity, were as follows:

	Amortized cost (1)	Fair value
	(in millions)
Due in one year or less	$1,373.1	$1,360.4
Due after one year through five years	9,651.4	9,618.2
Due after five years through ten years	8,881.9	8,793.4
Due after ten years	28,147.6	24,593.9
Subtotal	48,054.0	44,365.9
Mortgage-backed and other asset-backed securities	26,563.7	25,926.4
Total	$74,617.7	$70,292.3

(1) Excludes unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.

Actual maturities may differ because borrowers may have the right to call or prepay obligations. Our portfolio is diversified by industry, issuer and asset class. Credit concentrations are managed to established limits.

Net Investment Income

The major components of net investment income are shown below and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details.

	For the year ended December 31,
	2025	2024	2023
		(in millions)
Fixed maturities, available-for-sale	$2,548.3	$2,323.6	$2,230.0
Fixed maturities, trading	54.8	30.7	32.4
Equity securities	8.9	6.3	3.5
Mortgage loans	779.8	695.6	661.5
Real estate	133.3	177.8	177.2
Policy loans	43.6	41.9	39.1
Cash and cash equivalents	151.9	214.7	148.2
Derivatives	21.1	94.3	38.6
Other	281.1	258.6	231.6
Total	4,022.8	3,843.5	3,562.1
Investment expenses	(292.8)	(309.1)	(276.6)
Net investment income	$3,730.0	$3,534.4	$3,285.5

Principal Life Insurance Company

Notes to Consolidated Financial Statements – (continued)

December 31, 2025

Net Realized Capital Gains and Losses

The major components of net realized capital gains (losses) on investments are shown below and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details. The amounts below do not include net realized capital gains (losses) on funds withheld assets that are not passed to reinsurers, which are separately reported on the consolidated statements of operations. Net realized capital gains (losses) on funds withheld assets includes gains (losses) realized upon sale of assets put into the funds withheld at the start of a reinsurance transaction for the unrealized gains (losses) on the date of transfer into the funds withheld, the change in the valuation allowance on funds withheld commercial mortgage loans and unrealized gains and losses related to the change in fair value of funds withheld fixed maturities, trading, equity securities and derivatives.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Fixed maturities, available-for-sale:
Gross gains	$9.3	$12.9	$46.8
Gross losses	(57.8)	(45.7)	(134.8)
Net credit losses (1)	(41.6)	(21.7)	(31.3)
Hedging, net (2)	23.6	(11.5)	2.2
Fixed maturities, trading (3)	0.6	(0.5)	0.7
Equity securities (4)	71.1	(13.8)	0.7
Mortgage loans (5)	(50.7)	(100.7)	(133.8)
Derivatives	(78.6)	35.7	(5.3)
Other	69.8	(6.9)	100.1
Net realized capital losses	$(54.3)	$(152.2)	$(154.7)

(1)	Includes credit sales, adjustments to the credit loss valuation allowance, write-offs and recoveries on available-for-sale securities.

(2)	The change in fair value of fixed maturities, available-for-sale and the change in fair value of derivative hedging instruments in fair value hedging relationships are reported in net investment income with the earnings effect of fixed maturities, available-for-sale. Gains (losses) for fixed maturities, available-for-sale related to terminated cash flow hedges continue to be reflected in net realized capital gains (losses).

(3)	Unrealized gains (losses) on fixed maturities, trading still held at the reporting date were $0.2 million, $(1.4) million and $(0.2) million for the years ended December 31, 2025, 2024 and 2023, respectively. This excludes $8.2 million, $1.7 million and $2.9 million in unrealized gains (losses) for the years ended December 31, 2025, 2024 and 2023, respectively, that were reported in market risk benefit remeasurement (gain) loss and $(5.4) million, $2.0 million and $6.8 million of unrealized gains (losses) for the years ended December 31, 2025, 2024 and 2023, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.

(4)	Unrealized gains (losses) on equity securities still held at the reporting date were $7.7 million, $(13.8) million and $0.7 million for the years ended December 31, 2025, 2024 and 2023, respectively. This excludes $0.0 million, $0.0 million and $1.7 million unrealized gains (losses) for the years ended December 31, 2025, 2024 and 2023, respectively, that were reported in net realized capital gains (losses) on funds withheld assets.

(5)	Net realized capital gains (losses) on mortgage loans include losses related to the deconsolidation of residential mortgage loan trusts in 2023.

Proceeds from sales of investments (excluding call and maturity proceeds) in fixed maturities, available-for-sale were $2,546.9 million, $2,867.2 million and $4,950.4 million in 2025, 2024 and 2023, respectively.

Allowance for Credit Loss

We have a process in place to identify fixed maturity securities that could potentially require an allowance for credit loss. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions and other similar factors. This process also involves monitoring late payments, pricing levels, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Each reporting period, all securities in an unrealized loss position are reviewed to determine whether a decline in value is due to credit. Relevant facts and circumstances considered include: (1) the extent the fair value is below cost; (2) the reasons for the decline in value; (3) the financial position and access to capital of the issuer, including the current and future impact of any specific events and (4) for structured securities, the adequacy of the expected cash flows. To the extent we determine an unrealized loss is due to credit, an allowance for credit loss is recognized through a reduction to net income.

We estimate the amount of the allowance for credit loss as the difference between amortized cost and the present value of the expected cash flows of the security. The present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security at the date of purchase or the current yield to accrete an asset-backed or floating rate security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. The ABS cash flow estimates are based on security specific facts and circumstances that may include collateral characteristics, expectations of delinquency and default rates, loss severity and prepayment speeds and structural support, including subordination and guarantees. The corporate security cash flow estimates are derived from scenario-based outcomes of expected corporate restructurings or liquidations using bond specific facts and circumstances including timing, security interests and loss severity. We do not measure a credit loss allowance on accrued interest receivable because we write off the accrued interest receivable balance to net investment income in a timely manner when we have concern regarding collectability.

Amounts on fixed maturities, available-for-sale deemed to be uncollectible are written off and removed from the allowance for credit loss. A write-off may also occur if we intend to sell a security or whether it is more likely than not we will be required to sell the security before the recovery of its amortized cost which, in some cases, may extend to maturity.

A rollforward of the allowance for credit loss by major security type was as follows.

	For the year ended December 31, 2025
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning balance	$—	$—	$—	$16.1	$—	$—	$—	$0.2	$16.3

Additions for credit losses not previously recorded	—	—	—	22.5	—	1.5	—	0.1	24.1
Additional increases (decreases) for credit losses on securities with an allowance recorded in the previous period	—	—	—	0.1	—	(0.1)	—	0.1	0.1
Write-offs charged against allowance	—	—	—	(16.2)	—	—	—	—	(16.2)
Ending balance	$—	$—	$—	$22.5	$—	$1.4	$—	$0.4	$24.3

Accrued interest written off to net investment income	$—	$—	$—	$0.4	$—	$—	$—	$—	$0.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning balance	$—	$—	$—	$1.9	$—	$—	$—	$0.1	$2.0
Additions for credit losses not previously recorded	—	—	—	16.1	—	—	—	0.1	16.2
Reductions for securities sold during the period	—	—	—	(0.3)	—	—	—	—	(0.3)
Write-offs charged against allowance	—	—	—	(1.6)	—	—	—	—	(1.6)
Ending balance	$—	$—	$—	$16.1	$—	$—	$—	$0.2	$16.3

Accrued interest written off to net investment income	$—	$—	$—	$1.0	$—	$—	$—	$—	$1.0

	For the year ended December 31, 2023
					Residential
					mortgage-
					backed	Commercial	Collateralized
	U.S.		States and		pass-	mortgage-	debt	Other
	government	Non-U.S.	political		through	backed	obligations	debt
	and agencies	governments	subdivisions	Corporate	securities	securities	(1)	obligations	Total
	(in millions)
Beginning balance	$—	$—	$—	$—	$—	$—	$—	$0.1	$0.1
Additions for credit losses not previously recorded	—	—	—	5.7	—	—	—	—	5.7
Write-offs charged against allowance	—	—	—	(3.8)	—	—	—	—	(3.8)
Ending balance	$—	$—	$—	$1.9	$—	$—	$—	$0.1	$2.0

Accrued interest written off to net investment income	$—	$—	$—	$0.1	$—	$—	$—	$—	$0.1

(1)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Available-For-Sale Securities in Unrealized Loss Positions Without an Allowance for Credit Loss

For available-for-sale securities with unrealized losses for which an allowance for credit loss has not been recorded, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position were as follows:

	December 31, 2025
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$467.1	$11.0	$730.2	$255.7	$1,197.3	$266.7
Non-U.S. governments	12.8	0.3	309.7	54.3	322.5	54.6
States and political subdivisions	639.4	8.9	4,874.3	996.0	5,513.7	1,004.9
Corporate	1,766.2	87.9	18,881.6	2,919.0	20,647.8	3,006.9
Residential mortgage-backed pass-through securities	173.7	0.6	1,090.3	116.4	1,264.0	117.0
Commercial mortgage-backed securities	342.0	2.5	3,459.7	301.0	3,801.7	303.5
Collateralized debt obligations (2)	1,919.9	4.7	20.2	5.0	1,940.1	9.7
Other debt obligations	567.0	1.9	3,493.9	384.7	4,060.9	386.6
Total fixed maturities, available-for-sale	$5,888.1	$117.8	$32,859.9	$5,032.1	$38,748.0	$5,149.9

(1)	Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded. Gross unrealized losses exclude unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.
(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 97% were investment grade (rated AAA through BBB-) with an average price of 88 (carrying value/amortized cost) as of December 31, 2025. Gross unrealized losses in our fixed maturities portfolio decreased during the year ended December 31, 2025, primarily due to a decrease in interest rates, which was partially offset by a widening of credit spreads.

For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 870 securities reflecting an average price of 98 as of December 31, 2025. Of this portfolio, 93% was investment grade (rated AAA through BBB-) as of December 31, 2025, with associated unrealized losses of $96.7 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 5,758 securities reflecting an average price of 87 and an average credit rating of A as of December 31, 2025. Corporate securities with unrealized losses had an average price of 87 and an average credit rating of A-. States and political subdivisions securities with unrealized losses had an average price of 83 and an average credit rating of AA-. Collateralized mortgage obligation securities with unrealized losses had an average price of 87 and an average credit rating of AA+. CMBS with unrealized losses had an average price of 92 and an average credit rating of AA. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2025. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Less than		Greater than or
	twelve months		equal to twelve months		Total
		Gross		Gross		Gross
	Fair	unrealized	Fair	unrealized	Fair	unrealized
	value	losses	value	losses	value	losses
	(in millions)
Fixed maturities, available-for-sale (1):
U.S. government and agencies	$710.9	$17.2	$806.9	$280.8	$1,517.8	$298.0
Non-U.S. governments	33.0	1.3	296.8	83.1	329.8	84.4
States and political subdivisions	743.2	25.9	4,708.2	1,108.0	5,451.4	1,133.9
Corporate	4,659.5	149.0	19,625.6	3,470.0	24,285.1	3,619.0
Residential mortgage-backed pass-through securities	1,652.5	27.6	1,152.5	178.6	2,805.0	206.2
Commercial mortgage-backed securities	691.7	8.2	3,849.1	441.5	4,540.8	449.7
Collateralized debt obligations (2)	582.2	1.3	28.9	5.0	611.1	6.3
Other debt obligations	1,732.4	21.8	3,677.3	554.5	5,409.7	576.3
Total fixed maturities, available-for-sale	$10,805.4	$252.3	$34,145.3	$6,121.5	$44,950.7	$6,373.8

(1)	Fair value and gross unrealized losses are excluded for available-for-sale securities for which an allowance for credit loss has been recorded. Gross unrealized losses exclude unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.
(2)	Primarily consists of collateralized loan obligations backed by secured corporate loans.

Of the available-for-sale fixed maturities within our consolidated portfolio in a gross unrealized loss position, 97% were investment grade (rated AAA through BBB-) with an average price of 88 (carrying value/amortized cost) as of December 31, 2024. Gross unrealized losses in our fixed maturities portfolio increased during the year ended December 31, 2024, primarily due to an increase in interest rates, which was partially offset by a tightening of credit spreads.

For those securities that had been in a continuous unrealized loss position for less than twelve months, our consolidated portfolio held 1,747 securities reflecting an average price of 98 as of December 31, 2024. Of this portfolio, 96% was investment grade (rated AAA through BBB-) as of December 31, 2024, with associated unrealized losses of $245.4 million. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that had been in a continuous unrealized loss position greater than or equal to twelve months, our consolidated portfolio held 6,219 securities reflecting an average price of 85 and an average credit rating of A as of December 31, 2024. Corporate securities with unrealized losses had an average price of 85 and an average credit rating of BBB+. States and political subdivisions securities with unrealized losses had an average price of 81 and an average credit rating of AA-. Collateralized mortgage obligation securities with unrealized losses had an average price of 83 and an average credit rating of AAA. CMBS with unrealized losses had an average price of 90 and an average credit rating of AA. The unrealized losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

Because we expected to recover our amortized cost, we did not record an allowance for credit loss on these securities as of December 31, 2024. Because it was not our intent to sell the fixed maturity available-for-sale securities with unrealized losses and it was not more likely than not that we would be required to sell these securities before recovery of the amortized cost, which may be at maturity, we did not write down these investments to fair value.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Net Unrealized Gains and Losses on Available-For-Sale Securities and Derivative Instruments

The net unrealized gains and losses on investments in available-for-sale securities and the net unrealized gains and losses on derivative instruments in cash flow hedge relationships are reported as separate components of stockholder’s equity. The cumulative amount of net unrealized gains and losses on available-for-sale securities and derivative instruments in cash flow hedge relationships net of adjustments related to actuarial balances, policyholder liabilities, noncontrolling interest and applicable income taxes was as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Net unrealized losses on fixed maturities, available-for-sale (1)	$(4,187.5)	$(6,003.6)
Net unrealized gains (losses) on derivative instruments	(40.0)	66.1
Adjustments for assumed changes in amortization patterns	4.2	5.1
Adjustments for assumed changes in policyholder liabilities	21.2	12.2
Net unrealized gains on other investments and noncontrolling interest adjustments	2.9	2.9
Provision for deferred income tax benefits	894.2	1,260.7
Net unrealized losses on available-for-sale securities and derivative instruments	$(3,305.0)	$(4,656.6)

(1)	Excludes net unrealized gains (losses) on fixed maturities, available-for-sale included in fair value hedging relationships.

Financing Receivables

Mortgage Loans

Mortgage loans consist of commercial and residential mortgage loans. Our commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages on stabilized properties. Our residential mortgage loan portfolio is composed of first lien mortgages.

Commercial and residential mortgage loans are generally reported at cost adjusted for amortization of premiums and accrual of discounts, computed using the interest method and net of valuation allowances. Amortized cost excludes accrued interest receivable. The amortized cost of our residential mortgage loans also includes basis adjustments related to fair value hedges in a closed portfolio. See Note 6, Derivative Financial Instruments, for further information. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income on the consolidated statements of operations. Accrued interest receivable is reported in accrued investment income on the consolidated statements of financial position. Any changes in the loan valuation allowances are reported in net realized capital gains (losses) on the consolidated statements of operations. Further details relating to our valuation allowance are included under the caption “Financing Receivables Valuation Allowance.”

Reinsurance Recoverable and Deposit Receivable

Our reinsurance recoverables include amounts due from reinsurers for paid or unpaid claims, claims incurred but not reported or policy benefits. We cede life, disability, medical and long-term care insurance as well as fixed annuity contracts with significant life insurance risk to other insurance companies through reinsurance. Deposit receivables include amounts due from the reinsurer for fixed annuity contracts without significant life insurance risk recorded using the deposit method of accounting.

Other Loans

Our other loans include consumer, auto and other loans (“other loans”) of a consolidated VIE for which the fair value option was elected as well as consumer loans for which the fair value option was not elected. Other loans are generally subject to amortized cost accounting and a valuation allowance if the fair value option is not elected. Other loans are reported as a component of other investments in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Credit Quality Information for Financing Receivables

The amortized cost of our financing receivables by credit risk and vintage was as follows:

	December 31, 2025
	2025	2024	2023	2022	2021	Prior	Total
	(in millions)
Commercial mortgage loans:
A- and above	$1,572.7	$1,319.2	$902.5	$1,034.1	$1,641.7	$6,686.9	$13,157.1
BBB+ thru BBB-	200.9	186.6	151.7	172.5	78.2	1,146.8	1,936.7
BB+ thru BB-	81.4	64.2	109.5	198.2	—	103.7	557.0
B+ and below	—	—	32.4	—	—	348.9	381.3
Total	$1,855.0	$1,570.0	$1,196.1	$1,404.8	$1,719.9	$8,286.3	$16,032.1

Residential mortgage loans:
Performing	$1,278.9	$337.0	$336.5	$883.7	$1,075.4	$335.3	$4,246.8
Non-performing	—	1.1	4.6	6.6	5.7	1.7	19.7
Total excluding portfolio layer method basis adjustments	$1,278.9	$338.1	$341.1	$890.3	$1,081.1	$337.0	4,266.5
Unallocated portfolio layer method basis adjustment (1)							(3.6)
Total							$4,262.9

Other loans:
Performing	$123.1	$28.4	$27.9	$—	$—	$—	$179.4
Non-performing	1.4	3.6	1.5	—	—	—	6.5
Total	$124.5	$32.0	$29.4	$—	$—	$—	$185.9

Reinsurance recoverable and deposit receivable							$23,890.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	2024	2023	2022	2021	2020	Prior	Total
	(in millions)
Commercial mortgage loans:
A- and above	$1,176.9	$795.1	$1,180.2	$2,016.8	$1,427.7	$6,461.8	$13,058.5
BBB+ thru BBB-	210.0	394.1	232.2	235.3	162.9	1,198.9	2,433.4
BB+ thru BB-	215.7	143.4	154.3	37.8	40.1	230.4	821.7
B+ and below	—	—	—	—	—	321.7	321.7
Total	$1,602.6	$1,332.6	$1,566.7	$2,289.9	$1,630.7	$8,212.8	$16,635.3

Residential mortgage loans:
Performing	$324.0	$372.2	$935.4	$1,177.8	$131.3	$268.6	$3,209.3
Non-performing	—	3.1	4.0	3.3	1.2	2.5	14.1
Total excluding portfolio layer method basis adjustments	$324.0	$375.3	$939.4	$1,181.1	$132.5	$271.1	3,223.4
Unallocated portfolio layer method basis adjustment (1)							(8.4)
Total							$3,215.0

Other loans:
Performing	$84.2	$61.9	$—	$—	$—	$—	$146.1
Non-performing	0.1	—	—	—	—	0.1	0.2
Total	$84.3	$61.9	$—	$—	$—	$0.1	$146.3

Reinsurance recoverable and deposit receivable							$23,599.6

(1)	Represents unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method. See Note 6, Derivative Financial Instruments, for further details.

The amortized cost of commercial mortgage loans, residential mortgage loans and other loans excluded accrued interest receivable of $65.2 million, $20.0 million and $1.4 million, respectively, as of December 31, 2025, and $68.2 million, $10.9 million and $1.3 million, respectively, as of December 31, 2024.

Financing Receivables Credit Monitoring

Commercial Mortgage Loan Credit Risk Profile Based on Internal Rating

We actively monitor and manage our commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on a proprietary risk rating cash flow model, in order to monitor the financial quality of these assets. The models stress expected cash flows at various levels and at different points in time depending on the durability of the income stream, which includes our assessment of factors such as location (macro and micro markets), tenant quality and lease expirations. Our internal rating analysis presents expected losses in terms of an S&P Global (“S&P”) bond equivalent rating for commercial mortgage loans. As the credit risk for commercial mortgage loans increases, we adjust our internal ratings downward with loans in the category “B+ and below” having the highest risk for credit loss. Internal ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list”.

Commercial mortgage loans that require more frequent and detailed attention are identified and placed on an internal “watch list”. Among the criteria that may indicate a potential problem are significant negative changes in ratios of loan to value or contract rents to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Residential Mortgage Loan Credit Risk Profile Based on Performance Status

Our residential mortgage loan portfolio is monitored based on performance of the loans. Monitoring on a residential mortgage loan increases when the loan is delinquent or earlier if there is an indication of potential impairment. We define non-performing residential mortgage loans as loans 90 days or greater delinquent or on non-accrual status.

Other Loans Credit Risk Profile Based on Performance Status

Our other loans are monitored based on performance of the loans. Monitoring on other loans increases when the loan is delinquent or earlier if there is an indication of potential impairment.

Non-Accrual Financing Receivables

Financing receivables are placed on non-accrual status if we have concern regarding the collectability of future payments or if a financing receivable has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of borrower or major tenant, decreased property cash flow for commercial mortgage loans or number of days past due and other circumstances for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any payments received either against the principal, against the valuation allowance or according to the contractual terms. When a financing receivable is placed on non-accrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved.

The amortized cost of financing receivables on non-accrual status was as follows:

	December 31, 2025
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$66.6	$54.3	$—
Residential mortgage loans	12.2	14.6	7.0
Other loans	—	6.4	6.4
Total	$78.8	$75.3	$13.4

	December 31, 2024
			Amortized cost
	Beginning	Ending	of nonaccrual
	amortized cost	amortized cost	assets without
	on nonaccrual	on nonaccrual	a valuation
	status	status	allowance
	(in millions)
Commercial mortgage loans	$53.9	$66.6	$—
Residential mortgage loans	8.2	12.2	—
Total	$62.1	$78.8	$—

Interest income recognized on non-accrual financing receivables was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Commercial mortgage loans	$0.2	$0.8	$1.2
Residential mortgage loans	0.6	—	—
Total	$0.8	$0.8	$1.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The aging of our financing receivables, based on amortized cost, was as follows:

	December 31, 2025
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$—	$—	$96.3	$96.3	$15,935.8	$16,032.1	$42.0
Residential mortgage loans (2)	19.6	6.2	14.0	39.8	4,226.7	4,266.5	5.1
Other loans	2.3	1.5	8.4	12.2	173.7	185.9	2.0
Total	$21.9	$7.7	$118.7	$148.3	$20,336.2	$20,484.5	$49.1

	December 31, 2024
			90 days or				90 days or
	30-59 days	60-89 days	more past	Total past			more and
	past due	past due	due	due	Current	Total (1)	accruing
	(in millions)
Commercial mortgage loans	$57.0	$—	$20.6	$77.6	$16,557.7	$16,635.3	$—
Residential mortgage loans (2)	12.4	—	12.4	24.8	3,198.6	3,223.4	1.9
Other loans	2.1	1.8	1.6	5.5	140.8	146.3	1.4
Total	$71.5	$1.8	$34.6	$107.9	$19,897.1	$20,005.0	$3.3

(1)	As of both December 31, 2025 and 2024, no reinsurance recoverables or deposit receivables were considered past due.
(2)	Excludes unallocated basis adjustments related to fair value hedges utilizing the portfolio layer method.

Financing Receivables Valuation Allowance

We establish a valuation allowance to provide for the risk of credit losses inherent in our financing receivables. The valuation allowance is maintained at a level believed adequate by management to absorb estimated expected credit losses. The valuation allowance is based on amortized cost excluding accrued interest receivable and includes reserves for pools of financing receivables with similar risk characteristics. We do not measure a credit loss allowance on accrued interest receivable because we write off the uncollectible accrued interest receivable balance to net investment income in a timely manner, generally within 90 days.

For commercial and residential mortgage loans, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks in the portfolio, adverse situations that may affect a borrower’s ability to repay, the estimated value of the underlying collateral, composition of the portfolio, portfolio delinquency information, underwriting standards, peer group information, current and forecasted economic conditions, loss experience and other relevant factors. For reinsurance recoverables and deposit receivables, management’s periodic evaluation and assessment of the valuation allowance adequacy is based on known and inherent risks, adverse situations that may affect a reinsurer’s ability to repay, current and forecasted economic conditions, industry loss experience and other relevant factors.

Our commercial mortgage loans are pooled by risk rating level with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon historical loss experience for each risk rating level as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for two years or less with immediate reversion to historical experience. A commercial mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any commercial mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

We estimate expected credit losses for certain commercial mortgage loan commitments where we have a contractual obligation to extend credit. The expected credit losses are estimated based on the commercial mortgage loan valuation allowance process described previously, adjusted for probability of funding. The estimated expected credit losses for commercial mortgage loan commitments are reported in other liabilities on the consolidated statements of financial position. The change in the credit loss liability for commitments is included in net realized capital gains (losses) on the consolidated statements of operations. Once funded, expected credit losses for commercial mortgage loans are included within the commercial mortgage loan valuation allowance described previously.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We evaluate residential mortgage loans based on aggregated risk factors and historical loss experience by pool type. We adjust these quantitative factors for qualitative factors of present and forecasted conditions. Qualitative factors include items such as economic and business conditions, changes in the portfolio, value of underlying collateral and concentrations. A residential mortgage loan is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any residential mortgage loan that is delinquent for 60 days or more, in process of foreclosure, restructured, on the internal “watch list” or that currently is evaluated individually.

As discussed previously, commercial and residential mortgage loans are evaluated individually if the asset does not continue to share similar risk characteristics of a pool. When we determine a commercial or residential mortgage loan is probable of foreclosure, a valuation allowance is established equal to the difference between the carrying amount of the mortgage loan and the estimated value of the collateral reduced by the cost to sell or for certain residential mortgage loans, the present value of the loan’s expected future cash flows. For certain commercial mortgage loans where repayment is expected to be provided substantially through the operation or sale of the collateral and the borrower is experiencing financial difficulty, we elect to establish a valuation allowance equal to the difference between the carrying amount of the mortgage loan and the estimated value of the real estate collateral, which may be reduced by the cost to sell. Estimated value may also be based on either the present value of the expected future cash flows discounted at the asset’s effective interest rate or the asset’s observable market price. Subsequent changes in the estimated value are reflected in the valuation allowance. Amounts on financing receivables deemed to be uncollectible are charged off and removed from the valuation allowance. The change in the valuation allowance for loans is included in net realized capital gains (losses) on the consolidated statements of operations.

Our reinsurance recoverables and deposit receivable are pooled by reinsurer risk rating with an estimated loss ratio applied against each risk rating level. The loss ratio is generally based upon industry historical loss experience and expected recovery timing as adjusted for certain current and forecasted environmental factors management believes to be relevant. Environmental factors are forecasted for five years or less with immediate reversion to industry historical experience. A reinsurance recoverable or deposit receivable is evaluated individually if it does not continue to share similar risk characteristics of a pool. We analyze the need for an individual evaluation for any reinsurance recoverable or deposit receivable based on past due payments and changes in reinsurer risk ratings. The change in the valuation allowance for reinsurance recoverables and deposit receivable is included in benefits, claims and settlement expenses on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

A rollforward of our valuation allowance was as follows:

	For the year ended December 31, 2025
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$186.2	$6.2	$3.3	$195.7
Provision	53.7	4.2	(0.1)	57.8
Charge-offs	(56.9)	(0.1)	—	(57.0)
Recoveries	0.5	4.8	—	5.3
Ending balance	$183.5	$15.1	$3.2	$201.8

Accrued interest income written off to net investment income	$3.9	$—	$—	$3.9

	For the year ended December 31, 2024
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$126.1	$6.1	$3.2	$135.4
Provision	111.5	(0.6)	0.1	111.0
Charge-offs	(51.4)	(0.2)	—	(51.6)
Recoveries	—	0.9	—	0.9
Ending balance	$186.2	$6.2	$3.3	$195.7

Accrued interest income written off to net investment income	$0.3	$—	$—	$0.3

	For the year ended December 31, 2023
	Commercial	Residential
	mortgage	mortgage	Reinsurance
	loans	loans	recoverables	Total
	(in millions)
Beginning balance	$75.5	$5.0	$2.7	$83.2
Provision	50.6	—	0.5	51.1
Charge-offs	—	(0.4)	—	(0.4)
Recoveries	—	1.5	—	1.5
Ending balance	$126.1	$6.1	$3.2	$135.4

Accrued interest income written off to net investment income	$—	$—	$—	$—

For the years ended December 31, 2025, 2024 and 2023, no allowance was recorded for other loans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Mortgage Loans

We periodically purchase mortgage loans as well as sell mortgage loans we have originated. Mortgage loans purchased and sold were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Commercial mortgage loans:
Purchased	$46.1	$116.8	$108.1
Sold	218.7	144.2	—
Residential mortgage loans:
Purchased (1)	1,589.0	354.4	505.6
Sold	8.1	5.8	99.3

(1)	2025 includes mortgages purchased as part of a new investment focus. 2023 includes mortgage loans purchased by residential mortgage loan VIEs.

Our commercial mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

	December 31, 2025		December 31, 2024
	Amortized	Percent	Amortized	Percent
	cost	of total	cost	of total
	($ in millions)
Geographic distribution
New England	$442.1	2.8%	$348.2	2.1%
Middle Atlantic	4,414.0	27.4	4,726.6	28.4
East North Central	464.5	2.9	592.1	3.6
West North Central	285.3	1.8	394.8	2.4
South Atlantic	3,075.5	19.2	2,995.0	18.0
East South Central	367.0	2.3	418.3	2.5
West South Central	1,425.8	8.9	1,313.9	7.9
Mountain	1,219.8	7.6	981.1	5.9
Pacific	4,338.1	27.1	4,865.3	29.2
Total	$16,032.1	100.0%	$16,635.3	100.0%

Property type distribution
Office	$2,803.3	17.5%	$3,189.6	19.2%
Retail	1,583.5	9.9	1,479.8	8.9
Industrial	4,300.0	26.8	4,376.2	26.3
Apartments	6,994.7	43.6	7,239.1	43.5
Hotel	31.0	0.2	65.0	0.4
Mixed use/other	319.6	2.0	285.6	1.7
Total	$16,032.1	100.0%	$16,635.3	100.0%

Mortgage Loan Modifications

Our commercial and residential mortgage loan portfolios include loans that have been modified. We assess loan modifications that are related to our borrowers experiencing financial difficulty in the form of principal forgiveness, an interest rate reduction, an other-than-insignificant payment delay, or a term extension (or a combination thereof). Generally, an assessment of whether a borrower is experiencing financial difficulty is made on the date of the modification.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The financing receivables valuation allowance utilizes an estimate of lifetime expected credit losses and it is recorded on each loan upon origination or acquisition. The starting point for the estimate of the valuation allowance is historical loss information, which includes losses from modification of receivables to borrowers experiencing financial difficulty. Because the effect of most modifications made to borrowers experiencing financial difficulty is already included in the valuation allowance because of the measurement methodologies used to estimate the allowance, a change to the valuation allowance is generally not recorded upon modification.

Occasionally, a modification of a loan from a borrower experiencing financial difficulty is in the form of principal forgiveness. When principal forgiveness is provided as a modification, the amount of the principal forgiven is deemed uncollectible. Therefore, that portion of the loan is written off, which results in a reduction of the amortized cost and a corresponding adjustment to the valuation allowance.

In some cases, we modify a loan by providing multiple types of concessions. Typically, one type of concession, such as a term extension, is granted initially. If the borrower continues to experience financial difficulty, another concession, such as principal forgiveness may be granted.

We did not have any significant mortgage loans that were modified for the years ended December 31, 2025, 2024 and 2023.

Real Estate

Depreciation expense on invested real estate was $67.0 million, $69.5 million and $69.8 million in 2025, 2024 and 2023, respectively. Accumulated depreciation was $975.9 million and $925.2 million as of December 31, 2025 and 2024, respectively.

Other Investments

Other investments include interests in unconsolidated entities, joint ventures and partnerships and properties owned jointly with venture partners and operated by the partners. Such investments are generally accounted for using the equity method. In applying the equity method, we record our share of income or loss reported by the equity investees in net investment income. Summarized financial information for these unconsolidated entities was as follows:

	December 31,
	2025	2024
	(in millions)
Total assets	$145,087.9	$138,031.1
Total liabilities	18,872.9	14,294.2
Total equity	$126,215.0	$123,736.9
Net investment in unconsolidated entities	$3,342.9	$2,527.4

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Total revenues	$24,477.8	$14,542.8	$2,555.9
Net income (loss)	13,377.5	8,914.6	(3,110.6)
Our share of net income of unconsolidated entities	269.6	164.1	151.0

In addition, other investments include other loans. See the captions “Financing Receivables” and “Financing Receivables Valuation Allowance” for further details related to our valuation of other loans.

Furthermore, other investments include $1,355.5 million and $1,273.5 million of cash surrender value of company owned life insurance as of December 31, 2025 and 2024, respectively.

Derivative assets are carried at fair value and reported as a component of other investments. See Note 6, Derivative Financial Instruments, for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Securities Posted as Collateral

As of December 31, 2025 and 2024, we posted $6,587.5 million and $6,748.8 million, respectively, in commercial mortgage loans and residential first lien mortgages to satisfy collateral requirements associated with our obligation under funding agreements with Federal Home Loan Bank of Des Moines (“FHLB Des Moines”). In addition, as of December 31, 2025 and 2024, we posted $3,610.4 million and $3,615.0 million, respectively, in fixed maturities, available-for-sale and trading securities to satisfy collateral requirements primarily associated with a reinsurance arrangement, our derivative credit support annex (collateral) agreements, Futures Commission Merchant (“FCM”) agreements, a lending arrangement and our obligation under funding agreements with FHLB Des Moines. Since we did not relinquish ownership rights on these instruments, they are reported as mortgage loans, fixed maturities, available-for-sale and fixed maturities, trading, respectively, on our consolidated statements of financial position. Of the securities posted as collateral, as of December 31, 2025 and 2024, $477.4 million and $206.0 million, respectively, could be sold or repledged by the secured party.

Balance Sheet Offsetting

Financial assets subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	assets (1)	instruments (2)	received	Net amount
	(in millions)
December 31, 2025
Derivative assets	$1,154.8	$(330.6)	$(823.4)	$0.8
Reverse repurchase agreements	43.6	—	(43.6)	—
Total	$1,198.4	$(330.6)	$(867.0)	$0.8
December 31, 2024
Derivative assets	$629.7	$(241.8)	$(387.0)	$0.9
Reverse repurchase agreements	97.5	—	(97.5)	—
Total	$727.2	$(241.8)	$(484.5)	$0.9

(1)	The gross amount of recognized derivative and reverse repurchase agreement assets are reported with other investments and cash and cash equivalents, respectively, on the consolidated statements of financial position. The gross amounts of derivative and reverse repurchase agreement assets are not netted against offsetting liabilities for presentation on the consolidated statements of financial position.
(2)	Represents amount of offsetting derivative liabilities that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative assets for presentation on the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Financial liabilities subject to master netting agreements or similar agreements were as follows:

		Gross amounts not offset in the
		consolidated statements
		of financial position
	Gross amount
	of recognized	Financial	Collateral
	liabilities (1)	instruments (2)	pledged	Net amount
	(in millions)
December 31, 2025
Derivative liabilities	$546.0	$(330.6)	$(204.5)	$10.9
December 31, 2024
Derivative liabilities	$471.4	$(241.8)	$(226.4)	$3.2

(1)	The gross amount of recognized derivative liabilities is reported with other liabilities on the consolidated statements of financial position. The above excludes derivative liabilities, which are primarily embedded derivatives that are not subject to master netting agreements or similar agreements. The gross amounts of derivative liabilities are not netted against offsetting assets for presentation on the consolidated statements of financial position.
(2)	Represents amount of offsetting derivative assets that are subject to an enforceable master netting agreement or similar agreement that are not netted against the gross derivative liabilities for presentation on the consolidated statements of financial position.

The financial instruments that are subject to master netting agreements or similar agreements include right of setoff provisions. Derivative instruments include provisions to setoff positions covered under the agreements with the same counterparties and provisions to setoff positions outside of the agreements with the same counterparties in the event of default by one of the parties. Derivative instruments also include collateral or variation margin provisions, which are generally settled daily with each counterparty. See Note 6, Derivative Financial Instruments, for further details.

Repurchase and reverse repurchase agreements include provisions to setoff other repurchase and reverse repurchase balances with the same counterparty. Repurchase and reverse repurchase agreements also include collateral provisions with the counterparties. For reverse repurchase agreements we require the counterparties to pledge collateral with a value greater than the amount of cash transferred. We have the right but do not sell or repledge collateral received in reverse repurchase agreements. Repurchase agreements are structured as secured borrowings for all counterparties. We pledge fixed maturities available-for-sale, which the counterparties have the right to sell or repledge. Interest incurred on repurchase agreements is reported as part of operating expenses on the consolidated statements of operations. Net proceeds related to repurchase agreements are reported as a component of financing activities on the consolidated statements of cash flows. We did not have any outstanding repurchase agreements as of December 31, 2025 and December 31, 2024.

6. Derivative Financial Instruments

Derivatives are generally used to hedge or reduce exposure to market risks associated with assets held or expected to be purchased or sold and liabilities incurred or expected to be incurred. Derivatives are used to change the characteristics of our asset/liability mix consistent with our risk management activities. Derivatives are also used in asset replication and income generation strategies.

Types of Derivative Instruments

Interest Rate Contracts

Interest rate risk is the risk we will incur economic losses due to adverse changes in interest rates. Sources of interest rate risk include the difference between the maturity and interest rate changes of assets with the liabilities they support, timing differences between the pricing of liabilities and the purchase or procurement of assets and changing cash flow profiles from original projections due to prepayment options embedded within asset and liability contracts. We use various derivatives to manage our exposure to fluctuations in interest rates.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Interest rate swaps are contracts in which we agree with other parties to exchange, at specified intervals, the difference between fixed rate and/or floating rate interest amounts based upon designated market rates or rate indices and an agreed-upon notional principal amount. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by any party. Cash is paid or received based on the terms of the swap. We use interest rate swaps primarily to more closely match the interest rate characteristics of assets and liabilities and to mitigate the risks arising from timing mismatches between assets and liabilities (including duration mismatches). We also use interest rate swaps to hedge against changes in the value of assets we anticipate acquiring and other anticipated transactions and commitments; to hedge against cash variability related to forecasted transactions and to hedge against changes in the value of the guaranteed minimum withdrawal benefit (“GMWB”) MRB. The GMWB rider on our variable annuity products provides for guaranteed minimum withdrawal benefits regardless of the actual performance of various equity and/or fixed income funds available with the product. Additionally, we utilize interest rate swaps to replicate the returns of floating rate assets.

Interest rate options, including interest rate caps and interest rate floors, which can be combined to form interest rate collars, are contracts that entitle the purchaser to pay or receive the amounts, if any, by which a specified market rate exceeds a cap strike interest rate, or falls below a floor strike interest rate, respectively, at specified dates. We use interest rate options to manage prepayment risks in our assets and minimum guaranteed interest rates and lapse risks in our liabilities.

In exchange-traded futures transactions, we agree to purchase or sell a specified number of contracts, the values of which are determined by the values of designated classes of securities, and to post variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. We enter into exchange-traded futures with regulated futures commissions merchants who are members of a trading exchange. We use exchange-traded interest rate futures to hedge against changes in value of the GMWB MRB.

Interest rate forwards, including bond forwards and treasury forwards, are contracts to take delivery of a fixed income security at a specified price at a future date. Bond forwards and treasury forwards deliver corporate or municipal and U.S. Treasury bonds, respectively. At inception of certain treasury forward contracts, we do not intend to take physical delivery. We intend to take delivery of the bond forwards referencing corporate, municipal and certain treasury bonds. Treasury forwards are used to hedge against changes in the value of the GMWB MRB and to more closely match the interest rate characteristics of assets and liabilities. Bond forwards are used to gain leverage through synthetic exposure during the forward period and fix the purchase price of a bond at a specified date in future.

Foreign Exchange Contracts

Foreign currency risk is the risk we will incur economic losses due to adverse fluctuations in foreign currency exchange rates. This risk arises from foreign currency-denominated funding agreements issued to nonqualified institutional investors in the international market and foreign currency-denominated fixed maturity and equity securities we invest in. We use various derivatives to manage our exposure to fluctuations in foreign currency exchange rates.

Currency swaps are contracts in which we agree with other parties to exchange, at specified intervals, a series of principal and interest payments in one currency for that of another currency. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party. The interest payments are primarily fixed-to-fixed rate; however, they may also be fixed-to-floating rate or floating-to-fixed rate. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty for payments made in the same currency at each due date. We use currency swaps to reduce market risks from changes in currency exchange rates with respect to investments or liabilities denominated in foreign currencies that we either hold or intend to acquire or sell.

Currency forwards are contracts in which we agree with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. We use currency forwards to hedge certain foreign-denominated investments.

Equity Contracts

Equity risk is the risk that we will incur economic losses due to adverse fluctuations in common stock prices. We use various derivatives to manage our exposure to equity risk, which arises from products in which the return or interest we credit is tied to an external equity index as well as products subject to minimum contractual guarantees.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We purchase equity call spreads (“option collars”) to hedge the equity participation rates promised to contractholders in conjunction with our fixed deferred annuity and universal life products that credit interest based on changes in an external equity index.

We use equity put options to hedge against changes in the value of the GMWB MRB related to the GMWB rider on our variable annuity products. We also use equity options to hedge returns credited to policyholder accounts related to our RILA products. The premium associated with certain options is paid quarterly over the life of the option contract.

We use exchange-traded equity futures to hedge against changes in the value of the GMWB MRB and returns credited to policyholder accounts related to our RILA products. We have used equity futures to hedge the economic exposure to certain fund closures in process.

We use equity total return swaps to hedge for income enhancement. Total return swaps are contracts in which we agree with other parties to periodically exchange the total return on a referenced security for an agreed-upon reference rate or spread based on specified notional amounts.

Credit Contracts

Credit risk relates to the uncertainty associated with the continued ability of a given obligor to make timely payments of principal and interest. We use credit default swaps to enhance the return on our investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market. They are also used to hedge credit exposures in our investment portfolio. Credit derivatives are used to sell or buy credit protection on an identified name or names on an unfunded or synthetic basis in return for receiving or paying a quarterly premium. The premium generally corresponds to a referenced name’s credit spread at the time the agreement is executed.

We also use credit total return swaps for income enhancement. In the case of a predefined credit event, total return swaps require the total return receiver to pay for the decline in the price of the referenced security.

In cases where we sell protection, we also buy a quality cash bond to match against the swap, thereby entering into a synthetic transaction replicating a cash security. When selling protection, if there is an event of default by the referenced name, as defined by the agreement, we are obligated to pay the counterparty the referenced amount of the contract and receive in return the referenced security in a principal amount equal to the notional value of the swap.

Other Contracts

Embedded Derivatives. We purchase or issue certain financial instruments or products that contain a derivative instrument that is embedded in the financial instrument or product. When it is determined that the embedded derivative possesses economic characteristics that are not clearly or closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host instrument for measurement purposes. The embedded derivative, which is reported with the host instrument in the consolidated statements of financial position, is carried at fair value.

We offer group annuity contracts that have guaranteed separate accounts as an investment option. We have fixed deferred annuities, RILAs and universal life products that credit interest based on changes in an external equity index.

We have a funds withheld payable associated with coinsurance with funds withheld reinsurance agreements. The funds withheld payable has an embedded total return swap as the total return of the funds withheld assets are transferred to the reinsurers, which is not based on our own creditworthiness.

Exposure

Our risk of loss is typically limited to the fair value of our derivative instruments and not to the notional or contractual amounts of these derivatives. We are also exposed to credit losses in the event of nonperformance of the counterparties. Our current credit exposure is limited to the value of derivatives that have become favorable to us. This credit risk is minimized by purchasing such agreements from financial institutions with high credit ratings and by establishing and monitoring exposure limits. We also utilize various credit enhancements, including collateral and credit triggers to reduce the credit exposure to our derivative instruments.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Derivatives may be exchange-traded or they may be privately negotiated contracts, which are usually referred to as over-the-counter (“OTC”) derivatives. Certain of our OTC derivatives are cleared and settled through central clearing counterparties (“OTC cleared”), while others are bilateral contracts between two counterparties (“bilateral OTC”). Our derivative transactions are generally documented under International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements. Management believes that such agreements provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Under such agreements, in connection with an early termination of a transaction, we are permitted to set off our receivable from a counterparty against our payables to the same counterparty arising out of all included transactions. For reporting purposes, we do not offset fair value amounts of bilateral OTC derivatives for the right to reclaim cash collateral or the obligation to return cash collateral against fair value amounts recognized for derivative instruments executed with the same counterparties under master netting agreements. OTC cleared derivatives have variation margin that is legally characterized as settlement of the derivative exposure, which reduces their fair value in the consolidated statements of financial position.

We posted $479.0 million and $512.0 million in cash and securities under collateral arrangements as of December 31, 2025 and December 31, 2024, respectively, to satisfy collateral and initial margin requirements associated with our derivative credit support agreements and FCM agreements.

Certain of our derivative instruments contain provisions that require us to maintain an investment grade rating from each of the major credit rating agencies on our debt. If the ratings on our debt were to fall below investment grade, it would be in violation of these provisions and the counterparties to the derivative instruments could request immediate payment or demand immediate and ongoing full overnight collateralization on derivative instruments in net liability positions. The aggregate fair value, inclusive of accrued interest, of all derivative instruments with credit-risk-related contingent features that were in a liability position without regard to netting under derivative credit support annex agreements as of December 31, 2025 and December 31, 2024, was $542.0 million and $472.3 million, respectively. Cleared derivatives have contingent features that require us to post excess margin as required by the FCM. The terms surrounding excess margin vary by FCM agreement. With respect to derivatives containing collateral provisions, we posted collateral and initial margin of $479.0 million and $512.0 million as of December 31, 2025 and December 31, 2024, respectively, in the normal course of business, which reflects netting under derivative agreements. If the credit-risk-related contingent features underlying these agreements were triggered on December 31, 2025, we would be required to post up to an additional $120.9 million of collateral to our counterparties.

As of December 31, 2025 and December 31, 2024, we had received $767.8 million and $345.3 million, respectively, of cash collateral associated with our derivative credit support annex agreements and FCM agreements, for which we recorded a corresponding liability reflecting our obligation to return the collateral.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Notional amounts are used to express the extent of our involvement in derivative transactions and represent a standard measurement of the volume of our derivative activity. Notional amounts represent those amounts used to calculate contractual flows to be exchanged and are not paid or received, except for contracts such as currency swaps. Credit exposure represents the gross amount owed to us under derivative contracts as of the valuation date. The notional amounts and credit exposure of our derivative financial instruments by type were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Notional amounts of derivative instruments
Interest rate contracts:
Interest rate swaps	$60,267.1	$60,776.6
Interest rate options	3,578.0	4,735.0
Interest rate futures	1,972.0	845.0
Interest rate forwards	1,687.0	2,125.6
Foreign exchange contracts:
Currency swaps	3,319.6	2,669.3
Currency forwards	59.5	56.0
Equity contracts:
Equity options	7,449.3	4,380.1
Equity futures	1,699.1	852.5
Total return swaps	499.6	775.3
Credit contracts:
Credit default swaps	531.0	375.0
Total return swaps	500.0	250.0
Other contracts:
Embedded derivatives	31,377.6	27,797.5
Total notional amounts at end of period	$112,939.8	$105,637.9

Credit exposure of derivative instruments
Interest rate contracts:
Interest rate swaps	$13.2	$10.0
Interest rate options	4.0	28.1
Interest rate forwards	1.1	—
Foreign exchange contracts:
Currency swaps	149.6	178.1
Currency forwards	0.6	2.4
Equity contracts:
Equity options	971.5	388.1
Total return swaps	—	20.8
Credit contracts:
Credit default swaps	3.4	4.0
Total return swaps	18.8	14.3
Total gross credit exposure	1,162.2	645.8
Less: collateral received	865.5	432.8
Net credit exposure	$296.7	$213.0

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The fair value of our derivative instruments classified as assets and liabilities was as follows:

	Derivative assets (1)		Derivative liabilities (2)
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
	(in millions)
Derivatives designated as hedging instruments
Interest rate contracts	$—	$—	$69.8	$83.0
Foreign exchange contracts	144.6	169.5	138.3	20.7
Total derivatives designated as hedging instruments	$144.6	$169.5	$208.1	$103.7

Derivatives not designated as hedging instruments
Interest rate contracts	$16.9	$35.4	$136.0	$246.9
Foreign exchange contracts	0.6	2.4	3.9	—
Equity contracts	971.5	405.0	191.6	119.8
Credit contracts	21.2	17.4	6.4	1.0
Other contracts	—	—	(1,022.4)	(2,327.8)
Total derivatives not designated as hedging instruments	1,010.2	460.2	(684.5)	(1,960.1)

Total derivative instruments	$1,154.8	$629.7	$(476.4)	$(1,856.4)

(1)	The fair value of derivative assets is reported with other investments on the consolidated statements of financial position.
(2)	The fair value of derivative liabilities is reported with other liabilities on the consolidated statements of financial position, with the exception of certain embedded derivative liabilities. Embedded derivatives with a net liability fair value of $1,410.2 million and $578.2 million as of December 31, 2025 and 2024, respectively, are reported with contractholder funds on the consolidated statements of financial position. Embedded derivatives with a net (asset) liability fair value of $(2,432.6) million and $(2,906.0) million as of December 31, 2025 and 2024, respectively, are reported with funds withheld payable on the consolidated statements of financial position.

Credit Derivatives Sold

When we sell credit protection, we are exposed to the underlying credit risk similar to purchasing a fixed maturity security instrument. Our credit derivative contracts sold reference a single name or reference security (referred to as “single name credit default swaps” or “single name total return swaps”). These instruments are either referenced in an OTC credit derivative transaction or embedded within an investment structure that has been fully consolidated into our financial statements.

These credit derivative transactions are subject to events of default defined within the terms of the contract, which normally consist of bankruptcy, failure to pay, or modified restructuring of the reference entity and/or issue. If a default event occurs for a reference name or security, we are obligated to pay the counterparty an amount equal to the notional amount of the credit derivative transaction. As a result, our maximum future payment is equal to the notional amount of the credit derivative. In certain cases, we also may have purchased credit protection with identical underlyings to certain of our sold protection transactions. As of December 31, 2025 and 2024, we did not purchase credit protection relating to our sold protection transactions. In certain circumstances, our potential loss could also be reduced by any amount recovered in the default proceedings of the underlying credit name.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following tables show our derivative protection sold by types of contract, types of referenced/underlying asset class and external agency rating for the underlying reference security. The maximum future payments are undiscounted and have not been reduced by the effect of any offsetting transactions, collateral or recourse features described above.

	December 31, 2025
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
AA	$96.7	$1.0	$96.7	6.4
A	219.3	(3.2)	219.3	7.2
BBB	130.0	2.3	130.0	1.5
Total single name credit default swaps	446.0	0.1	446.0	5.3

Single name total return swaps
Government/municipalities
AAA	40.0	1.2	40.0	29.6
AA	195.0	3.5	195.0	20.5
A	210.0	9.5	210.0	21.6
BBB	55.0	1.8	55.0	15.3
Total single name total return swaps	500.0	16.0	500.0	21.1

Total credit derivatives sold	$946.0	$16.1	$946.0	13.7

	December 31, 2024
				Weighted
			Maximum	average
	Notional	Fair	future	expected life
	amount	value	payments	(in years)
	(in millions)
Single name credit default swaps
Corporate debt
A	$40.0	$0.2	$40.0	0.5
BBB	160.0	3.6	160.0	2.1
Sovereign
A	20.0	0.1	20.0	0.5
Total single name credit default swaps	220.0	3.9	220.0	1.7

Single name total return swaps
Government/municipalities
AAA	40.0	2.3	40.0	30.6
AA	130.0	6.4	130.0	26.5
A	80.0	4.8	80.0	30.7
Total single name total return swaps	250.0	13.5	250.0	28.5

Total credit derivatives sold	$470.0	$17.4	$470.0	15.9

Fair Value and Cash Flow Hedges

Fair Value Hedges

We use fixed-to-floating rate interest rate swaps to more closely align the interest rate characteristics of certain assets and also use them to align the interest rate characteristics of certain liabilities. In general, these swaps are used in asset and liability management to modify duration, which is a measure of sensitivity to interest rate changes.

We enter into currency exchange swap agreements to convert certain foreign denominated assets into U.S. dollar denominated instruments to hedge the exposure to future currency volatility on those items.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The net interest effect of interest rate swap and currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations. The currency related impacts of currency swap transactions for derivatives in fair value hedges is recorded as an adjustment to net realized capital gains or losses of the underlying hedged item in our consolidated statements of operations.

The following amounts were recorded on the consolidated statements of financial position related to cumulative basis adjustments for fair value hedges. The amortized cost includes the amortized cost basis and the fair value hedging basis adjustment.

			Cumulative amount of fair
			value hedging basis adjustment
Line item in the consolidated statements			increase/(decrease) included in the
of financial position in which the	Carrying amount of hedged item		carrying amount of the hedged item
hedged item is included	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
	(in millions)
Fixed maturities, available-for-sale (1):
Active hedging relationships	$2,741.8	$3,152.7	$(15.8)	$(88.8)
Discontinued hedging relationships	782.9	527.4	(6.2)	(7.0)
Total fixed maturities, available-for-sale in active or discontinued hedging relationships	$3,524.7	$3,680.1	$(22.0)	$(95.8)

Mortgage loans (2):
Active hedging relationships	$1,471.5	$1,698.7	$(3.6)	$(8.4)
Discontinued hedging relationships	345.0	—	1.2	—
Total mortgage loans in active or discontinued hedging relationships	$1,816.5	$1,698.7	$(2.4)	$(8.4)

Investment contracts:
Active hedging relationships	$3,743.8	$2,769.6	$35.4	$(22.0)
Total investment contracts in active or discontinued hedging relationships	$3,743.8	$2,769.6	$35.4	$(22.0)

(1)	These amounts include the amortized cost basis of closed portfolios used to designate portfolio layer hedging relationships in which the hedged layer amount is expected to remain at the end of the hedging relationship. As of December 31, 2025 and December 31, 2024, the amortized cost basis of the closed portfolios used in these hedging relationships was $2,303.5 million and $2,793.5 million, respectively, the cumulative basis adjustments associated with these hedging relationships was $(16.9) million and $(55.7) million, respectively, and the amount of the designated hedged items were $954.0 million and $1,160.0 million, respectively.
(2)	These amounts include the amortized cost basis of closed portfolios used to designate portfolio layer hedging relationships in which the hedged layer amount is expected to remain at the end of the hedging relationship. As of December 31, 2025 and December 31, 2024, the amortized cost basis of the closed portfolios used in these hedging relationships was $1,471.5 million and $1,698.7 million, respectively, the cumulative basis adjustments associated with these hedging relationships was $(3.6) million and $(8.4) million, respectively, and the amount of the designated hedged items were $192.5 million and $220.0 million, respectively.

For the years ended December 31, 2025, 2024 and 2023, $2.2 million, $(0.9) million and $(1.8) million, respectively, of the derivative instruments’ gains (losses) were excluded from the assessment of hedge effectiveness.

Cash Flow Hedges

We utilize floating-to-fixed rate interest rate swaps to eliminate the variability in cash flows of recognized financial assets and have used them to eliminate the variability in cash flows of liabilities.

We enter into currency exchange swap agreements to convert both principal and interest payments of certain foreign denominated assets and liabilities into U.S. dollar denominated fixed-rate instruments to eliminate the exposure to future currency volatility on those items.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We use bond forwards and floating-to-fixed rate interest rate swaps to hedge forecasted transactions.

The net interest effect of interest rate swap and currency swap transactions for derivatives in cash flow hedges is recorded as an adjustment to income or expense of the underlying hedged item in our consolidated statements of operations.

The maximum length of time we are hedging our exposure to the variability in future cash flows for forecasted transactions, excluding those related to the payments of variable interest on existing financial assets and liabilities, is 1.2 years. As of December 31, 2025, we had $15.5 million of net gains reported in AOCI on the consolidated statements of financial position related to active hedges of forecasted transactions. If a hedged forecasted transaction is no longer probable of occurring, cash flow hedge accounting is discontinued. If it is probable that the hedged forecasted transaction will not occur, the deferred gain or loss is immediately reclassified from AOCI into net income.

The following table shows the effect of derivatives in cash flow hedging relationships on the consolidated statements of financial position.

		Amount of gain (loss) recognized in AOCI on derivatives
Derivatives in cash flow		for the year ended December 31,
hedging relationships	Related hedged item	2025	2024	2023
		(in millions)
Interest rate contracts	Fixed maturities, available-for-sale	$15.5	$(10.8)	$30.4
Interest rate contracts	Investment contracts	—	(9.0)	(11.0)
Foreign exchange contracts	Fixed maturities, available-for-sale	(119.6)	92.2	(64.0)
Total		$(104.1)	$72.4	$(44.6)

We expect to reclassify net gains of $32.8 million from AOCI into net income in the next twelve months, which includes both net deferred gains on discontinued hedges and net gains on periodic settlements of active hedges. Actual amounts may vary from this amount as a result of market conditions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations

The following tables show the effect of derivatives in fair value and cash flow hedging relationships and the related hedged items on the consolidated statements of operations.

	For the year ended December 31, 2025
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported	$3,730.0	$(54.3)	$7,128.4

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Gain recognized on hedged item	$51.2	$—	$57.4
Loss recognized on derivatives	(51.6)	—	(59.0)
Amortization of hedged item basis adjustments	3.5	—	—
Amounts related to periodic settlements on derivatives	36.3	—	(18.4)

Foreign exchange contracts:
Gain recognized on hedged item	—	25.1	—
Loss recognized on derivatives	—	(25.1)	—
Amounts related to periodic settlements on derivatives	3.1	—	—
Total gain (loss) recognized for fair value hedging relationships	$42.5	$—	$(20.0)

Gains (losses) on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$2.4	$—	$(0.2)
Gain reclassified from AOCI as a result that a forecasted transaction is no longer probable of occurring	—	2.0	—
Amounts related to periodic settlements on derivatives	(0.6)	—	—

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	1.4	—
Amounts related to periodic settlements on derivatives	33.9	—	—
Total gain (loss) recognized for cash flow hedging relationships	$35.7	$3.4	$(0.2)

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported	$3,534.4	$(152.2)	$6,832.4

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Loss recognized on hedged item	$(4.0)	$—	$(22.3)
Gain recognized on derivatives	6.1	—	25.8
Amortization of hedged item basis adjustments	2.6	—	—
Amounts related to periodic settlements on derivatives	59.0	—	(23.4)

Foreign exchange contracts:
Loss recognized on hedged item	—	(11.7)	—
Gain recognized on derivatives	—	11.7	—
Amounts related to periodic settlements on derivatives	3.1	—	—
Total gain (loss) recognized for fair value hedging relationships	$66.8	$—	$(19.9)

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$3.4	$—	$(0.2)
Gain reclassified from AOCI as a result that a forecasted transaction is no longer probable of occurring	—	0.5	—
Amounts related to periodic settlements on derivatives	—	—	9.8

Foreign exchange contracts:
Loss reclassified from AOCI on derivatives	—	(0.2)	—
Amounts related to periodic settlements on derivatives	26.1	—	—
Total gain recognized for cash flow hedging relationships	$29.5	$0.3	$9.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
	Net investment	Net realized
	income related	capital gains	Benefits, claims
	to hedges of	(losses) related to	and settlement
	fixed maturities,	hedges of fixed	expenses related
	available-	maturities,	to hedges of
	for-sale and	available-	investment
	mortgage loans	for-sale	contracts
	(in millions)
Total amounts of consolidated statement of operations line items in which the effects of fair value and cash flow hedges are reported	$3,285.5	$(154.7)	$7,226.2

Gains (losses) on fair value hedging relationships:
Interest rate contracts:
Gain recognized on hedged item	$45.3	$—	$0.4
Loss recognized on derivatives	(43.9)	—	(2.1)
Amortization of hedged item basis adjustments	(0.2)	—	—
Amounts related to periodic settlements on derivatives	60.5	—	(2.6)

Foreign exchange contracts:
Gain recognized on hedged item	—	3.7	—
Loss recognized on derivatives	—	(3.7)	—
Amounts related to periodic settlements on derivatives	0.6	—	—
Total gain (loss) recognized for fair value hedging relationships	$62.3	$—	$(4.3)

Gains on cash flow hedging relationships:
Interest rate contracts:
Gain (loss) reclassified from AOCI on derivatives	$4.1	$—	$(0.1)
Gain reclassified from AOCI as a result that a forecasted transaction is no longer probable of occurring	—	1.9	—
Amounts related to periodic settlements on derivatives	—	—	14.2

Foreign exchange contracts:
Gain reclassified from AOCI on derivatives	—	1.5	—
Amounts related to periodic settlements on derivatives	21.4	—	—
Total gain recognized for cash flow hedging relationships	$25.5	$3.4	$14.1

Derivatives Not Designated as Hedging Instruments

We use futures, certain swaps, option collars, options and forwards in effective economic hedges that have not been designated as hedges for financial reporting purposes. As such, periodic changes in the market value of these instruments, which includes mark-to-market gains and losses as well as periodic and final settlements, primarily flow directly into net realized capital gains (losses) on the consolidated statements of operations. However, the change in fair value of the funds withheld embedded derivative is separately reported on the consolidated statements of operations. Additionally, mark-to-market gains and losses as well as periodic and final settlements for derivatives used to hedge market risk benefits are reported in market risk benefit (gain) loss on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following table shows the effect of derivatives not designated as hedging instruments, including fair value changes of embedded derivatives that have been bifurcated from the host contract, on the consolidated statements of operations and are net of amounts on funds withheld invested assets that are passed directly to reinsurers. See Note 13, Reinsurance, for further details.

	Amount of gain (loss) recognized in
	net income on derivatives for the
	year ended December 31,
Derivatives not designated as hedging instruments	2025	2024	2023
	(in millions)
Interest rate contracts	$(130.6)	$(80.9)	$(46.5)
Foreign exchange contracts	(10.2)	5.1	(2.8)
Equity contracts	266.0	55.7	(136.6)
Credit contracts	7.8	16.3	4.1
Other contracts (1)	(1,305.2)	117.1	(1,395.9)
Total	$(1,172.2)	$113.3	$(1,577.7)

(1)     Includes the change in fair value of the funds withheld embedded derivative.

7. Closed Block

In connection with the 1998 MIHC formation, we formed a Closed Block to provide reasonable assurance to policyholders included therein that, after the formation of the MIHC, assets would be available to maintain dividends in aggregate in accordance with the 1997 policy dividend scales, if the experience underlying such scales continued. Our assets were allocated to the Closed Block in an amount that produces cash flows which, together with anticipated revenue from policies and contracts included in the Closed Block, were expected to be sufficient to support the Closed Block policies. This includes, but is not limited to, provisions for payment of claims, certain expenses, charges and taxes, and to provide for continuation of policy and contract dividends in aggregate in accordance with the 1997 dividend scales, if the experience underlying such scales continues, and to allow for appropriate adjustments in such scales, if such experience changes. Due to adjustable life policies being included in the Closed Block, the Closed Block is charged with amounts necessary to properly fund for certain adjustments, such as face amount and premium increases, that are made to these policies after the Closed Block inception date. These amounts are referred to as Funding Adjustment Charges.

Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block. Closed Block assets and liabilities are carried on the same basis as other similar assets and liabilities. We will continue to pay guaranteed benefits under all policies, including the policies within the Closed Block, in accordance with their terms. If the assets allocated to the Closed Block, the investment cash flows from those assets and the revenues from the policies included in the Closed Block, including investment income thereon, prove to be insufficient to pay the benefits guaranteed under the policies included in the Closed Block, we will be required to make such payments from our general funds. No additional policies were added to the Closed Block, nor was the Closed Block affected in any other way, as a result of the demutualization.

A policyholder dividend obligation (“PDO”) is required to be established for higher than expected earnings in the Closed Block that will need to be paid as dividends unless future performance of the Closed Block is less favorable than originally expected. A model of the Closed Block was established to produce the pattern of expected earnings, assets and liabilities in the Closed Block. These projections are utilized to determine ratios that will allow us to compare actual cumulative earnings to expected cumulative earnings and determine the amount of the PDO. As of both December 31, 2025 and 2024, the PDO was $0.0 million.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Closed Block liabilities and assets designated to the Closed Block were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Closed Block liabilities
Future policy benefits and claims	$2,715.3	$2,850.0
Other policyholder funds	4.4	4.4
Policyholder dividends payable	153.7	155.1
Income taxes currently payable	0.1	1.3
Other liabilities	29.5	27.6
Total Closed Block liabilities	2,903.0	3,038.4

Assets designated to the Closed Block
Fixed maturities, available-for-sale	1,758.9	1,752.0
Fixed maturities, trading	0.6	0.7
Equity securities	0.9	0.9
Mortgage loans	359.2	413.3
Policy loans	329.4	353.6
Other investments	54.1	61.2
Total investments	2,503.1	2,581.7
Cash and cash equivalents	54.2	—
Accrued investment income	30.8	32.3
Reinsurance recoverable and deposit receivable	2.8	3.5
Deferred tax asset	7.9	51.6
Other assets	0.6	2.0
Total assets designated to the Closed Block	2,599.4	2,671.1
Excess of Closed Block liabilities over assets designated to the Closed Block	303.6	367.3
Amounts included in accumulated other comprehensive income	(25.6)	(66.2)
Maximum future earnings to be recognized from Closed Block assets and liabilities	$278.0	$301.1

Closed Block revenues and expenses were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Revenues
Premiums and other considerations	$153.8	$153.0	$166.1
Net investment income	127.6	130.6	127.3
Net realized capital gains (losses)	1.1	(11.2)	(10.0)
Total revenues	282.5	272.4	283.4

Expenses
Benefits, claims and settlement expenses	163.3	151.1	161.6
Dividends to policyholders	89.3	97.4	86.8
Operating expenses	1.9	1.9	2.6
Total expenses	254.5	250.4	251.0
Closed Block revenues, net of Closed Block expenses, before income taxes	28.0	22.0	32.4
Income taxes	4.9	4.2	6.1
Closed Block revenues, net of Closed Block expenses and income taxes	23.1	17.8	26.3
Funding adjustments and other transfers	—	0.7	(1.4)
Closed Block revenues, net of Closed Block expenses, income taxes and funding adjustments	$23.1	$18.5	$24.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The change in maximum future earnings of the Closed Block was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Beginning of year	$301.1	$319.6	$344.5
End of year	278.0	301.1	319.6
Change in maximum future earnings	$(23.1)	$(18.5)	$(24.9)

We charge the Closed Block with U.S. federal income taxes, payroll taxes, state and local premium taxes and other state or local taxes, licenses and fees as provided in the plan of reorganization.

8. Deferred Acquisition Costs and Other Actuarial Balances

Deferred Acquisition Costs

Incremental direct costs of contract acquisition as well as certain costs directly related to acquisition activities (underwriting, policy issuance and processing, medical and inspection and sales force contract selling) for the successful acquisition of new and renewal insurance policies and investment contracts are capitalized in the period they are incurred. Maintenance costs and acquisition costs that are not deferrable are charged to operating expenses as incurred.

For our long-duration insurance products and certain investment contracts, DAC is amortized on a constant level basis over the expected life of the contracts using groupings and assumptions consistent with those used in computing policyholder liabilities. For each of our long-duration insurance products, we select an inforce measure as a basis for amortization that will result in a constant level amortization pattern for the expected life of the contract. If our actual contract terminations differ from our expectation, the amortization pattern is adjusted on a prospective basis.

Some of our life and disability products within the Benefits and Protection segment have renewal commissions resulting in new DAC capitalizations in the years following the initial capitalization. We also have life products that allow for underwritten death benefit increases and cost of living adjustments, resulting in an immaterial amount of new DAC capitalizations each year. The new capitalizations are added to the existing DAC balance when incurred and amortized over the remaining life of the business.

DAC on short-duration group benefits contracts is amortized over the estimated life of the underlying contracts.

We review and update actuarial experience assumptions (such as mortality, surrenders, lapse, and premium persistency) serving as inputs to the models that establish the expected life for DAC and other actuarial balances during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. We make model refinements as necessary, and any changes resulting from these assumption updates are applied prospectively.

DAC amortization expense of $387.7 million, $388.0 million and $388.7 million related to our long-duration and short-duration contracts was recorded in operating expenses on the consolidated statements of operations for the years ended December 31, 2025, 2024 and 2023, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following tables summarize disaggregated DAC amounts and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$528.9	$515.5
Individual variable annuities	385.3	323.4
Pension risk transfer	20.7	19.6
Individual fixed deferred annuities	66.9	84.2
Investment only	10.6	13.0
Total Retirement and Income Solutions	1,012.4	955.7
Benefits and Protection:
Specialty Benefits:
Individual disability	714.8	696.9
Life Insurance:
Universal life	1,514.3	1,527.7
Term life	598.1	636.6
Participating life	71.0	77.8
Total Benefits and Protection	2,898.2	2,939.0
Short-duration contracts	30.1	30.6
Total DAC per consolidated statements of financial position	$3,940.7	$3,925.3

Retirement and Income Solutions

The balances and changes in DAC were as follows:

	Workplace			Individual
	savings and	Individual	Pension	fixed
	retirement	variable	risk	deferred	Investment
	solutions	annuities	transfer	annuities	only
	(in millions)
Balances as of January 1, 2024	$506.4	$279.5	$15.4	$106.1	$11.5
Costs deferred	47.7	72.7	5.1	—	6.5
Amortized to expense	(38.6)	(28.8)	(0.9)	(21.9)	(5.0)
Balances as of December 31, 2024	515.5	323.4	19.6	84.2	13.0
Costs deferred	50.9	96.9	2.2	—	2.6
Amortized to expense	(37.5)	(35.0)	(1.1)	(17.3)	(5.0)
Balances as of December 31, 2025	$528.9	$385.3	$20.7	$66.9	$10.6

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The balances and changes in DAC were as follows:

	Specialty Benefits	Life Insurance
	Individual
	disability	Universal life	Term life	Participating life
	(in millions)
Balances as of January 1, 2024	$667.7	$1,545.3	$678.8	$84.7
Costs deferred	79.0	76.7	17.1	1.7
Amortized to expense	(49.8)	(94.3)	(59.3)	(8.6)
Balances as of December 31, 2024	696.9	1,527.7	636.6	77.8
Costs deferred	71.9	81.2	17.1	1.2
Amortized to expense	(54.0)	(94.6)	(55.6)	(8.0)
Balances as of December 31, 2025	$714.8	$1,514.3	$598.1	$71.0

Unearned Revenue Liability

An unearned revenue liability is established when we collect fees or other policyholder assessments, inclusive of cost of insurance charges, administrative charges and other similar fees, for services to be provided in future periods. These unearned front-end fees are deferred and the amortization is recorded using an approach consistent with DAC.

The unearned revenue liability is included within other policyholder funds in the consolidated statements of financial position. The following table summarizes disaggregated unearned revenue liability amounts and reconciles the totals to those reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Benefits and Protection – Life Insurance:
Universal life	$532.9	$510.1
Total unearned revenue liability	$532.9	$510.1

Benefits and Protection

The balances and changes in the unearned revenue liability for Life Insurance – Universal life contracts were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	(in millions)
Balance at beginning of period	$510.1	$485.5
Deferrals	56.0	56.1
Revenue recognized	(33.2)	(31.5)
Balance at end of period	532.9	510.1
Reinsurance impact	(215.6)	(220.8)
Balance at end of period after reinsurance	$317.3	$289.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

9. Separate Account Balances

The separate accounts are legally segregated and are not subject to claims that arise out of any of our other business. The client, rather than us, directs the investments and bears the investment risk of these funds. The separate account assets represent the fair value of funds that are separately administered by us for contracts with equity, real estate and fixed income investments and are presented as a summary total within the consolidated statements of financial position. An equivalent amount is reported as separate account liabilities, which represent the obligation to return the monies to the client. Refer to Note 19, Fair Value Measurements, for further information on the valuation methodologies.

We receive fees for mortality, withdrawal and expense risks, as well as administrative, maintenance and investment advisory services that are included in the consolidated statements of operations. Net deposits, net investment income and realized and unrealized capital gains and losses of the separate accounts are not reflected in the consolidated statements of operations.

The Retirement and Income Solutions segment offers variable annuity contracts that allow the policyholder to allocate deposits into various investment options in a separate account. The variable annuity contracts can also include GMWB riders and guaranteed minimum death benefit (“GMDB”) riders that are accounted for as MRBs. Retirement and Income Solutions also offers certain group annuity contracts that have separate accounts as an investment option.

The Benefits and Protection segment offers variable universal life products with separate account investment options.

Refer to Note 12, Market Risk Benefits, for further information on the MRBs associated with the contracts mentioned above.

As of December 31, 2025 and December 31, 2024, the separate accounts included a separate account valued at $81.7 million and $79.8 million, respectively, which primarily included shares of PFG stock that were allocated and issued to eligible participants of qualified employee benefit plans administered by us as part of the policy credits issued under Principal Mutual Holding Company’s 2001 demutualization. These shares are included in both basic and diluted earnings per share calculations. In the consolidated statements of financial position, the separate account shares are recorded at fair value and are reported as separate account assets with a corresponding separate account liability. Changes in fair value of the separate account shares are reflected in both the separate account assets and separate account liabilities and do not impact our results of operations.

Separate Account Assets

The aggregate fair value of assets, by major investment category, supporting separate accounts were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Fixed maturities:
U.S. government and agencies	$9,758.2	$7,504.4
Non-U.S. governments	1,469.5	1,507.8
States and political subdivisions	162.3	170.1
Corporate	6,521.9	6,211.2
Residential mortgage-backed pass-through securities	3,467.1	3,726.4
Commercial mortgage-backed securities	261.3	201.4
Other debt obligations	339.0	529.6
Total fixed maturities	21,979.3	19,850.9
Equity securities	113,656.4	106,250.3
Real estate	445.9	441.4
Other investments	8,139.1	7,972.0
Cash and cash equivalents	4,676.3	3,518.6
Other assets	1,071.5	827.0
Total separate account assets per consolidated statements of financial position	$149,968.5	$138,860.2

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Separate Account Liabilities

The following tables summarize disaggregated separate account liability amounts and reconcile the totals to separate account liabilities reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions:
Group retirement contracts	$136,674.3	$125,103.1
Individual variable annuities	7,364.9	8,334.9
Total Retirement and Income Solutions	144,039.2	133,438.0
Benefits and Protection - Life Insurance:
Universal life	5,929.3	5,422.2
Total separate account liabilities per consolidated statements of financial position	$149,968.5	$138,860.2

Retirement and Income Solutions

The balances and the changes in separate account liabilities were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
	Group	Individual	Group	Individual
	retirement	variable	retirement	variable
	contracts	annuities	contracts	annuities
	(in millions)
Balance at beginning of period	$125,103.1	$8,334.9	$117,518.5	$9,131.9
Premiums and deposits (1)	15,458.7	157.1	16,573.1	344.5
Policy charges	(344.1)	(166.6)	(365.6)	(197.6)
Surrenders, withdrawals and benefit payments (1)	(17,649.8)	(1,790.0)	(19,191.4)	(1,977.7)
Investment performance	15,664.0	850.5	14,632.1	1,079.0
Net transfers (to) from general account (1)	(1,433.1)	(21.0)	(4,148.3)	(2.1)
Other (2)	(124.5)	—	84.7	(43.1)
Balance at end of period	$136,674.3	$7,364.9	$125,103.1	$8,334.9

Cash surrender value (3)	$135,606.1	$7,265.2	$123,965.4	$8,219.1

(1)	Within the policyholder account balances rollforwards in Note 10, Contractholder Funds, amounts in these lines for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in net transfers from (to) separate account.
(2)	Includes amounts to be settled between the separate account and general account due to the timing of trade settlements as of the reporting date.

(3)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The balances and the changes in separate account liabilities for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	(in millions)
Balance at beginning of period	$5,422.2	$4,991.3
Premiums and deposits (1)	178.7	212.4
Policy charges	(96.0)	(98.4)
Surrenders, withdrawals and benefit payments (1)	(296.2)	(421.7)
Investment performance	721.0	728.5
Net transfers (to) from general account (1)	(0.4)	10.1
Balance at end of period	$5,929.3	$5,422.2

Cash surrender value (2)	$5,969.3	$5,476.4

(1)	Within the policyholder account balances rollforwards in Note 10, Contractholder Funds, amounts in these lines are reflected in net transfers from (to) separate account.
(2)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges. Certain products include surrender value enhancement riders that result in cash surrender values greater than account balances.

10. Contractholder Funds

Contractholder funds include policyholder account balances related to contracts with significant insurance risk and investment contracts.

The following tables summarize disaggregated policyholder account balance amounts and reconcile the totals to contractholder funds reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
		(As recast)
	(in millions)
Retirement and Income Solutions:
Workplace savings and retirement solutions	$15,808.1	$13,982.8
Individual variable annuities	4,273.0	1,906.7
Individual fixed deferred annuities	3,728.0	4,460.7
Total Retirement and Income Solutions	23,809.1	20,350.2
Benefits and Protection – Life Insurance:
Universal life	6,867.5	6,953.7
Total policyholder account balances for contracts with significant insurance risk or investment contracts with significant fee revenue	30,676.6	27,303.9

Reconciling items:
Investment contracts without significant fee revenue (1)	14,597.4	15,678.8
Other balances (2)	24.2	25.8
Total contractholder funds per consolidated statements of financial position	$45,298.2	$43,008.5

(1)	Includes GICs, funding agreements and individual fixed income annuities. These contracts are not included within the disaggregated rollforward or guaranteed minimum interest rate (“GMIR”) disclosures below.
(2)	Includes insignificant balances for long-duration contracts and amounts that are not accrued to the benefit of the contractholder and, therefore, are not included within the disaggregated rollforward or GMIR disclosures below.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

GICs and Funding Agreements

Our GICs and funding agreements contain provisions limiting or prohibiting early surrenders, which typically include penalties for early surrenders, minimum notice requirements or, in the case of funding agreements with survivor options, minimum pre-death holding periods and specific maximum amounts.

Funding agreements include those issued directly to nonqualified institutional investors and those issued to the FHLB Des Moines under their membership funding programs. As of December 31, 2025 and 2024, $3,972.5 million and $3,976.5 million, respectively, of liabilities were outstanding with respect to issuances under the program with FHLB Des Moines. In addition, we have separate programs where the funding agreements have been issued directly or indirectly to unconsolidated special purpose entities. Claims for principal and interest under funding agreements are afforded equal priority to claims of life insurance and annuity policyholders under insolvency provisions of Iowa Insurance Laws.

We were authorized to issue up to $4.0 billion of funding agreements under a program established in 1998 to support the prospective issuance of medium term notes by an unaffiliated entity in non-U.S. markets. As of December 31, 2025 and 2024, $75.7 million and $75.8 million, respectively, of liabilities were outstanding with respect to the issuance outstanding under this program.

In addition, we were authorized to issue up to $7.0 billion of funding agreements under a program established in 2001 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. As of December 31, 2025 and 2024, $202.1 million and $202.0 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. We do not anticipate any new issuance activity under this program, given our December 2005 termination of the dealership agreement for this program and the availability of the program established in 2011 described below.

Additionally, we established a funding agreements program in 2011 to support the prospective issuance of medium term notes by an unaffiliated entity in both domestic and international markets. The unaffiliated entity is an unconsolidated special purpose entity. In November 2025, the program was updated such that the special purpose entity may have outstanding medium term notes at any one time up to $10.0 billion. As of December 31, 2025 and 2024, $8,057.9 million and $8,335.8 million, respectively, of liabilities were being held with respect to issuances outstanding under this program. Our payment obligations on each funding agreement issued under this program are guaranteed by PFG. The program established in 2011 is not registered with the United States Securities and Exchange Commission (“SEC”).

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Policyholder Account Balances

Retirement and Income Solutions

The changes in policyholder account balances were as follows:

	For the year ended December 31, 2025			For the year ended December 31, 2024
	Workplace			Workplace
	savings and	Individual	Individual	savings and	Individual	Individual
	retirement	variable	fixed deferred	retirement	variable	fixed deferred
	solutions	annuities	annuities (1)	solutions	annuities	annuities (1)
					(As recast)	(As recast)
	($ in millions)

Balance at beginning of period	$13,982.8	$1,906.7	$4,460.7	$12,721.5	$519.4	$5,534.1
Premiums and deposits	5,734.4	2,296.3	24.8	4,945.1	1,686.5	43.2
Policy charges	(36.7)	—	—	(36.7)	—	—
Surrenders, withdrawals and benefit payments	(4,206.8)	(1,927.4)	(878.5)	(3,791.8)	(2,098.2)	(1,255.7)
Net transfers from (to) separate account (2)	(162.1)	1,653.9	—	(220.5)	1,635.3	—
Interest credited	522.5	82.7	121.9	395.9	27.3	132.4
Change in fair value of embedded derivative	—	236.6	5.9	—	131.7	15.0
Other	(26.0)	24.2	(6.8)	(30.7)	4.7	(8.3)
Balance at end of period	$15,808.1	$4,273.0	$3,728.0	$13,982.8	$1,906.7	$4,460.7

Weighted-average crediting rate (3)	3.87%	3.37%	3.16%	3.26%	3.39%	3.09%
Cash surrender value (4)	$14,606.4	$4,123.4	$3,525.6	$12,524.6	$1,778.7	$4,208.5

(1)	We use the deposit method of accounting for the reinsurance of this exited business.
(2)	Within the separate account liabilities rollforwards in Note 9, Separate Account Balances, these transfers for Individual variable annuities and Workplace savings and retirement solutions included in Group retirement contracts are reflected in premiums and deposits; surrenders, withdrawals and benefit payments; and net transfers (to) from general account.
(3)	The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value.
(4)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges. The cash surrender value for RILA products also includes an equity and bond adjustment that may result in cash surrender value being greater than account balance.

The net amount at risk for policyholder account balances for Individual variable annuities is equal to the MRB net amount at risk, as reported in Note 12, Market Risk Benefits. Workplace savings and retirement solutions and Individual fixed deferred annuities do not have guarantees that provide for benefits in excess of the current policyholder account balances.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The changes in policyholder account balances for Life Insurance – Universal life were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
		(As recast)
	($ in millions)
Balance at beginning of period	$6,953.7	$6,934.3
Premiums and deposits	1,305.7	1,283.7
Policy charges	(886.0)	(877.1)
Surrenders, withdrawals and benefit payments	(587.7)	(591.7)
Net transfers from (to) separate account (1)	(198.1)	(76.4)
Interest credited	304.2	306.7
Change in fair value of embedded derivative	17.3	19.6
Other	(41.6)	(45.4)
Balance at end of period	6,867.5	6,953.7
Reinsurance impact	(3,045.1)	(3,232.8)
Balance at end of period after reinsurance	$3,822.4	$3,720.9

Weighted-average crediting rate (2)	4.11%	4.13%
Net amount at risk (3)	$86,094.5	$86,141.3
Cash surrender value (4)	$6,045.7	$6,052.5

(1)	Within the separate account liabilities rollforwards in Note 9, Separate Account Balances, these transfers are reflected in premiums and deposits; surrenders, withdrawals and benefit payments; and net transfers (to) from general account.
(2)	The weighted-average crediting rate is the crediting rate as of the end of each reporting period weighted by account value, including indexed credits.

(3)	For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the death benefit in excess of the current account balance or the fixed death benefit at the consolidated statement of financial position date.

(4)	Cash surrender value represents the amount of the contractholders’ account balances distributable at the end of the reporting period less surrender charges.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Guaranteed Minimum Interest Rate

The account values, for contracts with significant insurance risk and investment contracts with significant fee revenue by range of GMIR and the related range of difference, in basis points, between rates credited to policyholders and the respective GMIR were as follows. The amounts are before reinsurance impacts of our exited U.S. retail fixed annuity and ULSG businesses.

	December 31, 2025
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total
	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$—	$—	$—	$—	$—	$—
1.01% - 2.00%	—	2,700.0	—	741.4	—	3,441.4
2.01% - 3.00%	195.0	189.1	673.2	3,935.8	4,471.3	9,464.4
3.01% - 4.00%	7.6	—	—	—	—	7.6
4.01% and above	11.9	—	—	—	—	11.9
Subtotal	214.5	2,889.1	673.2	4,677.2	4,471.3	12,925.3
No GMIR						2,882.8
Total						$15,808.1

Individual variable annuities
Up to 1.00%	$14.8	$—	$—	$—	$—	$14.8
1.01% - 2.00%	3.9	—	—	—	—	3.9
2.01% - 3.00%	197.2	—	—	—	—	197.2
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	215.9	—	—	—	—	215.9
No GMIR						4,057.1
Total						$4,273.0

Individual fixed deferred annuities
Up to 1.00%	$166.2	$8.9	$25.7	$78.8	$969.1	$1,248.7
1.01% - 2.00%	66.8	0.2	3.1	21.8	7.6	99.5
2.01% - 3.00%	2,101.8	—	—	—	—	2,101.8
3.01% - 4.00%	133.4	—	—	—	—	133.4
4.01% and above	—	—	—	—	—	—
Subtotal	2,468.2	9.1	28.8	100.6	976.7	3,583.4
No GMIR						144.6
Total						$3,728.0

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$—	$—	$14.8	$31.2	$46.0
1.01% - 2.00%	239.6	—	344.3	621.7	458.0	1,663.6
2.01% - 3.00%	566.6	592.3	711.4	391.8	4.9	2,267.0
3.01% - 4.00%	1,552.7	55.6	28.6	112.7	3.3	1,752.9
4.01% and above	17.0	9.6	16.1	7.7	—	50.4
Subtotal	2,375.9	657.5	1,100.4	1,148.7	497.4	5,779.9
No GMIR						1,087.6
Total						$6,867.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Excess of crediting rates over GMIR
		Up to 0.50%	0.51% to 1.00%	1.01% to 2.00%	2.01% or more
	At GMIR	above GMIR	above GMIR	above GMIR	above GMIR	Total
	(As recast)
	(in millions)
Retirement and Income Solutions
Workplace savings and retirement solutions
Up to 1.00%	$—	$—	$—	$1,041.7	$445.2	$1,486.9
1.01% - 2.00%	3,727.0	—	—	1,056.3	—	4,783.3
2.01% - 3.00%	4.6	186.9	1.8	2,900.0	2,740.1	5,833.4
3.01% - 4.00%	7.6	—	—	—	—	7.6
4.01% and above	13.9	—	—	—	—	13.9
Subtotal	3,753.1	186.9	1.8	4,998.0	3,185.3	12,125.1
No GMIR						1,857.7
Total						$13,982.8

Individual variable annuities
Up to 1.00%	$19.2	$—	$—	$—	$—	$19.2
1.01% - 2.00%	3.8	—	—	—	—	3.8
2.01% - 3.00%	231.5	—	—	—	—	231.5
3.01% - 4.00%	—	—	—	—	—	—
4.01% and above	—	—	—	—	—	—
Subtotal	254.5	—	—	—	—	254.5
No GMIR						1,652.2
Total						$1,906.7

Individual fixed deferred annuities
Up to 1.00%	$213.1	$27.5	$56.0	$196.9	$1,093.2	$1,586.7
1.01% - 2.00%	78.8	0.3	4.8	48.2	7.4	139.5
2.01% - 3.00%	2,416.4	—	—	—	—	2,416.4
3.01% - 4.00%	142.0	—	—	—	—	142.0
4.01% and above	—	—	—	—	—	—
Subtotal	2,850.3	27.8	60.8	245.1	1,100.6	4,284.6
No GMIR						176.1
Total						$4,460.7

Benefits and Protection – Life Insurance
Universal life
Up to 1.00%	$—	$—	$1.5	$14.9	$4.9	$21.3
1.01% - 2.00%	268.6	—	424.0	518.6	452.3	1,663.5
2.01% - 3.00%	646.0	632.2	771.9	368.7	6.3	2,425.1
3.01% - 4.00%	1,559.7	56.7	34.5	105.4	7.0	1,763.3
4.01% and above	23.5	2.5	7.0	18.9	—	51.9
Subtotal	2,497.8	691.4	1,238.9	1,026.5	470.5	5,925.1
No GMIR						1,028.6
Total						$6,953.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

11. Future Policy Benefits and Claims

Future policy benefits and claims include reserves for short-duration contracts and long-duration contracts as well as certain reinsurance balances, when in a liability position.

The following tables summarize disaggregated amounts included in future policy benefit and claims and reconcile the totals to those reported in the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Liability for future policy benefits by segment (1):
Retirement and Income Solutions:
Pension risk transfer	$27,349.3	$24,958.1
Individual fixed income annuities	4,367.4	4,504.6
Total Retirement and Income Solutions	31,716.7	29,462.7
Benefits and Protection:
Specialty Benefits:
Individual disability	1,994.2	1,829.0
Life Insurance:
Term life	1,515.7	1,248.0
Total Benefits and Protection	3,509.9	3,077.0
Corporate:
Long-term care insurance	166.7	164.8
Total liability for future policy benefits	35,393.3	32,704.5

Additional liability for certain benefit features by segment (2):
Benefits and Protection – Life Insurance:
Universal life	6,604.8	6,037.2
Total additional liability for certain benefit features	6,604.8	6,037.2

Reconciling items:
Participating contracts	2,784.3	2,924.2
Short-duration contracts	1,205.2	1,267.4
Cost of reinsurance liability	1,210.9	1,202.2
Reinsurance recoverable liability	23.5	60.3
Other (3)	173.8	107.5
Future policy benefits and claims per consolidated statements of financial position	$47,395.8	$44,303.3

(1)	Amounts include the deferred profit liability.
(2)	Includes reserves on certain long-duration contracts where benefit features result in gains in early years followed by losses in later years.
(3)	Includes other miscellaneous reserves and the impact of unrealized gains (losses) on the additional liability for certain benefit features.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Liability for Unpaid Claims

The liability for unpaid claims is reported in future policy benefits and claims within our consolidated statements of financial position. Activity associated with unpaid claims was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Balance at beginning of period	$1,379.9	$1,405.9	$1,395.0
Less: reinsurance recoverable	61.2	67.8	68.6
Net balance at beginning of period	1,318.7	1,338.1	1,326.4
Incurred:
Current year	1,806.4	1,749.4	1,650.4
Prior years	(129.2)	(111.2)	(95.4)
Total incurred	1,677.2	1,638.2	1,555.0
Payments:
Current year	1,348.8	1,288.0	1,189.2
Prior years	367.3	369.6	354.1
Total payments	1,716.1	1,657.6	1,543.3
Net balance at end of period	1,279.8	1,318.7	1,338.1
Plus: reinsurance recoverable	62.6	61.2	67.8
Balance at end of period	$1,342.4	$1,379.9	$1,405.9

Incurred liability adjustments relating to prior years, which affected current operations during 2025, 2024 and 2023, resulted in part from developed claims for prior years being different than were anticipated when the liabilities for unpaid claims were originally estimated. These trends have been considered in establishing the current year liability for unpaid claims.

Short-Duration Contracts

Future policy benefits and claims include reserves for group life and disability insurance that provide periodic income payments. These reserves are computed using assumptions of mortality, morbidity and investment performance. These assumptions are based on our experience, industry results, emerging trends and future expectations. Future policy benefits and claims also include reserves for incurred but unreported group disability, dental, vision, critical illness, accident, PFML, hospital indemnity and life insurance claims. We recognize claims costs in the period the service was provided to our policyholders. However, claims costs incurred in a particular period are not known with certainty until after we receive, process and pay the claims. We determine the amount of this liability using actuarial methods based on historical claim payment patterns as well as emerging cost trends, where applicable, to determine our estimate of claim liabilities. Premium deficiency reserves may be established for short-duration contracts to provide for expected future losses. The premium deficiency reserve calculation considers, among other factors, anticipated investment income.

We have defined claim frequency as follows for each short-duration product:

•	LTD: Claim frequency is based on submitted reserve claim counts.

•	Group Life Waiver: Claim frequency is based on submitted reserve claim counts, consistent with LTD.

•	Dental and Vision: Claim frequency is based on the claim form, which may include one or more procedures.

•	STD, Critical Illness, Accident, Hospital Indemnity and PFML: Claim frequency is based on submitted claims.

•	Group Life: Claim frequency is based on submitted life claims (lives, not coverages).

We did not make any significant changes to our methodologies or assumptions used to calculate the liability for unpaid claims for short-duration contracts during 2025.

Claims Development

The following tables present undiscounted information about claims development by incurral year, including separate information about incurred claims and paid claims net of reinsurance for the periods indicated. The tables also include information on incurred but not reported claims and the cumulative number of reported claims.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The tables present information for the number of years for which claims incurred typically remain outstanding, but do not exceed ten years. The data is disaggregated into groupings of claims with similar characteristics, such as duration of the claim payment period and average claim amount, and with consideration to the overall size of the groupings. Outstanding liabilities equal total net incurred claims less total net paid claims plus outstanding liabilities for net unpaid claims of prior years.

LTD and Group Life Waiver Claims

											Incurred	Cumulative
											but not	number of
											reported	reported
	Net incurred claims (1)										claims	claims
	December 31,
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2025	2025
	($ in millions)
Incurral year
2016	$229.8	$228.4	$219.4	$219.5	$214.4	$218.7	$221.9	$219.0	$218.0	$218.1	$0.1	6,173
2017		238.4	239.7	243.1	245.8	245.2	246.5	248.9	248.7	246.4	0.1	6,093
2018			239.4	245.1	239.2	239.8	235.3	238.0	241.9	241.1	0.1	5,786
2019				255.2	248.4	240.4	240.2	238.6	243.4	240.1	0.1	5,963
2020					252.1	231.0	221.1	217.7	211.3	210.6	0.1	5,947
2021						259.7	244.5	221.6	221.2	210.0	0.5	5,594
2022							274.3	240.5	227.6	222.6	6.1	5,660
2023								267.4	245.2	227.6	19.7	5,407
2024									263.9	239.0	3.5	4,421
2025										254.4	95.4	2,747
Total net incurred claims										$2,309.9

	Net cumulative paid claims (1)
	December 31,
	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
	(in millions)
Incurral year
2016	$16.2	$70.6	$105.6	$124.9	$136.8	$147.2	$157.1	$165.3	$171.5	$177.2
2017		17.8	76.5	115.0	135.9	151.7	165.4	176.8	185.6	193.2
2018			20.1	79.9	115.7	135.7	150.3	163.3	173.3	182.1
2019				19.2	79.7	117.5	136.4	150.6	163.6	173.7
2020					20.6	78.8	113.1	130.0	140.8	150.4
2021						19.8	79.0	113.2	128.6	140.4
2022							19.6	76.6	111.4	127.9
2023								20.0	77.3	108.1
2024									24.5	81.3
2025										23.0
Total net paid claims										1,357.3
All outstanding liabilities for unpaid claims prior to 2016 net of reinsurance										250.0
Total outstanding liabilities for unpaid claims net of reinsurance										$1,202.6

(1) 2016-2024 unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Dental, Vision, STD, Critical Illness, Accident, Hospital Indemnity and PFML Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2024	2025	2025	2025
	($ in millions)
Incurral year
2024	$1,129.3	$1,112.6	$—	4,989,358
2025		1,181.8	64.0	4,888,403
Total net incurred claims		$2,294.4

	Net cumulative
	paid claims (1)
	December 31,
	2024	2025
	(in millions)
Incurral year
2024	$1,039.9	$1,111.8
2025		1,094.6
Total net paid claims		2,206.4
All outstanding liabilities for unpaid claims prior to 2024 net of reinsurance		—
Total outstanding liabilities for unpaid claims net of reinsurance		$88.0

(1) 2024 unaudited.

Group Life Claims

			Incurred	Cumulative
			but not	number of
			reported	reported
	Net incurred claims (1)		claims	claims
	December 31,
	2024	2025	2025	2025
	($ in millions)
Incurral year
2024	$285.1	$291.8	$1.0	6,027
2025		294.1	31.8	5,230
Total net incurred claims		$585.9

	Net cumulative
	paid claims (1)
	December 31,
	2024	2025
	(in millions)
Incurral year
2024	$223.7	$289.5
2025		231.2
Total net paid claims		520.7
All outstanding liabilities for unpaid claims prior to 2024 net of reinsurance		2.3
Total outstanding liabilities for unpaid claims net of reinsurance		$67.5

(1) 2024 unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Reconciliation of Unpaid Claims to Liability for Unpaid Claims

Our reconciliation of net outstanding liabilities for unpaid claims of short-duration contracts to the liability for unpaid claims follows:

	December 31, 2025
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group	Accident, Hospital
	Life Waiver	Indemnity and PFML	Group Life	Consolidated
	(in millions)
Net outstanding liabilities for unpaid claims	$1,202.6	$88.0	$67.5	$1,358.1

Reconciling items:
Reinsurance recoverable on unpaid claims	31.8	—	0.9	32.7
Impact of discounting	(230.5)	—	—	(230.5)
Loss adjustment expense liability	17.1	4.3	9.3	30.7
Liability for unpaid claims - short-duration contracts	$1,021.0	$92.3	$77.7	1,191.0
Insurance contracts other than short-duration				151.4
Liability for unpaid claims				$1,342.4

Claim Duration and Payout

Our historical average percentage of claims paid in each year from incurral was as follows:

	December 31, 2025 (1)
		Dental, Vision, STD,
		Critical Illness,
	LTD and Group Life	Accident, Hospital
Year	Waiver	Indemnity and PFML	Group Life
1	8.7%	92.5%	77.9%
2	25.4	7.4	20.0
3	15.5
4	8.0
5	5.8
6	5.2
7	4.4
8	3.6
9	3.0
10	2.6

(1) Unaudited.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Discounting

The following table provides the carrying amount of liabilities reported at present value for short-duration contract unpaid claims. We use a range of discount rates to derive the present value of the unpaid claims. The ranges of discount rates as well as the aggregate amount of discount deducted to derive the liabilities for unpaid claims and interest accretion recognized are also disclosed. Interest accretion is included in benefits, claims and settlement expenses within our consolidated statements of operations.

		Dental, Vision, STD,
		Critical Illness,
	LTD and Group	Accident, Hospital
	Life Waiver	Indemnity and PFML		Group Life
	($ in millions)
Carrying amount of liabilities for unpaid claims
December 31, 2025	$1,021.0	$92.3		$77.7
December 31, 2024	1,062.1	94.3		83.9
Range of discount rates
December 31, 2025	2.8 - 7.0%	__ - __	%	__ - __	%
December 31, 2024	2.8 - 7.0	__ - __		__ - __
Aggregate amount of discount
December 31, 2025	$230.5	$—		$—
December 31, 2024	226.6	—		—
Interest accretion
For the year ended:
December 31, 2025	$36.7	$—		$—
December 31, 2024	34.7	—		—
December 31, 2023	34.7	—		—

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-Duration Contracts

Gross Premiums or Assessments and Interest Accretion

The amount of gross premiums or assessments and interest accretion recognized by segment in the consolidated statements of operations was as follows:

	Gross premiums or assessments (1)			Interest accretion (2)
	For the year ended			For the year ended
	December 31,			December 31,
	2025	2024	2023	2025	2024	2023
	(in millions)
Retirement and Income Solutions:
Pension risk transfer	$2,959.3	$3,103.1	$2,905.9	$1,234.2	$1,135.1	$1,008.6
Individual fixed income annuities	31.0	46.6	42.5	197.2	208.4	219.1
Total Retirement and Income Solutions	2,990.3	3,149.7	2,948.4	1,431.4	1,343.5	1,227.7
Benefits and Protection:
Specialty Benefits:
Individual disability	651.5	640.0	624.6	105.0	99.8	94.5
Life Insurance:
Universal life	718.6	715.3	681.8	282.4	253.3	209.2
Term life	693.6	673.3	649.1	66.6	57.0	48.2
Total Benefits and Protection	2,063.7	2,028.6	1,955.5	454.0	410.1	351.9
Corporate:
Long-term care insurance	5.2	4.9	5.1	9.4	9.3	9.6
Total per consolidated statements of operations	$5,059.2	$5,183.2	$4,909.0	$1,894.8	$1,762.9	$1,589.2

(1)	Gross premiums are included within premiums and other considerations on the consolidated statements of operations. Assessments, which are only applicable to the Life Insurance – Universal life level of aggregation, are included within fees and other revenues on the consolidated statements of operations.

(2)	Interest accretion is included within benefits, claims and settlement expenses on the consolidated statements of operations.

Liability for Future Policy Benefits

The liability for future policy benefits (“LFPB”) for individual and group annuities is generally equal to the present value of expected future policy benefit payments. The reserves are computed using assumptions for mortality and interest. The LFPB for non-participating term life insurance, individual disability income contracts and individual and group long-term care contracts is generally equal to the present value of expected future policy benefit payments less the present value of expected net premiums. The reserves are computed using assumptions for mortality, interest, morbidity and lapse. Cohorts are used as the unit of account for liability measurement. Actual cash flows are grouped into issue-year cohorts for the liability calculation and updated quarterly. We review and update, if necessary, assumptions used to measure cash flows for the LFPB during the third quarter of each year, or more frequently if evidence suggests assumptions should be revised. The change in our liability estimate as a result of updating cash flow assumptions is recognized in net income.

An interest accretion rate is determined for an identified cohort and remains unchanged after the issue year. For policies issued on or prior to December 31, 2020, the interest accretion rate is based on the assumed investment yield when the business was issued. For policies issued after December 31, 2020, the interest accretion rate is based on the upper-medium grade fixed-income instrument yields, which is generally equivalent to a single-A rated bond yield matched to the duration of our insurance liabilities, when the business was issued.

The LFPB is remeasured to reflect current upper-medium grade fixed-income instrument yields as of each reporting date. The liability is calculated by discounting cash flows using rate curves reflecting the currency and duration of the insurance liabilities. For discount rate tenors, or points on the curves, where the upper-medium grade fixed-income instrument yields are not liquid or limited observable market data is available, we use various estimation techniques consistent with fair value measurement guidance.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Further details regarding reference rates used are included under “Interest Accretion and Current Discount Rates.”

Retirement and Income Solutions

The balances and the changes in the present value for expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
	Pension	Individual	Pension	Individual
	risk	fixed income	risk	fixed income
	transfer	annuities	transfer	annuities
	($ in millions)
Present value of expected future policy benefit payments
Balance at beginning of period	$24,958.1	$4,504.6	$23,855.8	$4,914.1
Effect of changes in discount rate assumptions at beginning of period	1,938.8	420.4	1,036.1	296.7
Balance at beginning of period at original discount rate	26,896.9	4,925.0	24,891.9	5,210.8
Effect of changes in cash flow assumptions	—	—	(3.4)	(38.4)
Effect of actual variances from expected experience	(17.9)	2.3	(1.5)	(1.7)
Adjusted beginning of period balance at original discount rate	26,879.0	4,927.3	24,887.0	5,170.7
Interest accrual	1,234.2	197.2	1,135.1	208.4
Benefit payments	(2,442.8)	(490.0)	(2,238.1)	(500.2)
Issuances	2,973.2	30.5	3,112.9	46.1
Balance at end of period at original discount rate	28,643.6	4,665.0	26,896.9	4,925.0
Effect of changes in discount rate assumptions at end of period	(1,294.3)	(297.6)	(1,938.8)	(420.4)
Future policy benefits	27,349.3	4,367.4	24,958.1	4,504.6
Reinsurance impact	(4,366.7)	(4,310.3)	(3,734.0)	(4,469.4)
Future policy benefits after reinsurance	$22,982.6	$57.1	$21,224.1	$35.2

Weighted-average duration for future policy benefits (years) (1)	7.9	7.1	8.0	7.2

(1)	Represents the average of the cohort-level duration of the benefit cash flows weighted by the reserve balance for each cohort.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Benefits and Protection

The balances and the changes in the present value for expected net premiums and expected future policy benefits were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
	Specialty	Life	Specialty	Life
	Benefits	Insurance	Benefits	Insurance
	Individual		Individual
	disability	Term life	disability	Term life
	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$2,680.6	$4,107.2	$2,552.3	$3,793.7
Effect of changes in discount rate assumptions at beginning of period	436.4	290.1	313.7	100.1
Balance at beginning of period at original discount rate	3,117.0	4,397.3	2,866.0	3,893.8
Effect of changes in cash flow assumptions	(22.5)	163.2	183.9	419.9
Effect of actual variances from expected experience	114.8	11.7	168.3	42.5
Adjusted beginning of period balance at original discount rate	3,209.3	4,572.2	3,218.2	4,356.2
Interest accrual	108.8	208.7	103.5	190.9
Net premiums collected	(298.0)	(418.8)	(289.1)	(390.8)
Issuances	70.5	228.5	84.4	241.0
Balance at end of period at original discount rate	3,090.6	4,590.6	3,117.0	4,397.3
Effect of changes in discount rate assumptions at end of period	(349.8)	(198.4)	(436.4)	(290.1)
Balance at end of period	$2,740.8	$4,392.2	$2,680.6	$4,107.2

Present value of expected future policy benefit payments
Balance at beginning of period	$4,509.6	$5,355.2	$4,450.7	$4,879.6
Effect of changes in discount rate assumptions at beginning of period	1,302.8	366.0	903.5	124.5
Balance at beginning of period at original discount rate	5,812.4	5,721.2	5,354.2	5,004.1
Effect of changes in cash flow assumptions	(42.6)	240.4	216.2	488.1
Effect of actual variances from expected experience	107.9	4.1	173.2	45.1
Adjusted beginning of period balance at original discount rate	5,877.7	5,965.7	5,743.6	5,537.3
Interest accrual	213.8	275.3	203.3	247.9
Benefit payments	(234.1)	(359.7)	(219.0)	(321.6)
Issuances	68.9	242.3	84.5	257.6
Balance at end of period at original discount rate	5,926.3	6,123.6	5,812.4	5,721.2
Effect of changes in discount rate assumptions at end of period	(1,191.3)	(215.7)	(1,302.8)	(366.0)
Balance at end of period	$4,735.0	$5,907.9	$4,509.6	$5,355.2

Future policy benefits (1)	$1,994.2	$1,515.7	$1,829.0	$1,248.0
Reinsurance impact	(430.0)	(491.5)	(412.1)	(333.8)
Future policy benefits after reinsurance	$1,564.2	$1,024.2	$1,416.9	$914.2

Weighted-average duration for future policy benefits (years) (2)	17.2	7.4	18.3	8.4

(1)	Represents the present value of expected future policy benefit payments less the present value of expected net premiums.

(2)	Represents the average of the cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We updated our actuarial assumptions during the third quarter of 2025, resulting in a $20.1 million decrease in the LFPB and a $16.2 million increase to income before taxes, net of reinsurance, for Individual disability. This was primarily due to favorable updates to morbidity assumptions. The updates also resulted in a $77.2 million increase in the LFPB and a $54.1 million decrease to income before taxes, net of reinsurance, for Term life. This was primarily due to unfavorable updates to lapse and mortality assumptions.

We updated our actuarial assumptions during the third quarter of 2024, resulting in a $32.3 million increase in the LFPB and an $18.2 million decrease to income before taxes, net of reinsurance, for Individual disability. This was primarily due to unfavorable updates to morbidity and lapse assumptions. The updates also resulted in a $68.2 million increase in the LFPB and a $45.0 million decrease to income before taxes, net of reinsurance, for Term life. This was primarily due to unfavorable updates to mortality and lapse assumptions.

Additional Liability for Certain Benefit Features

The LFPB also includes an additional reserve on certain universal life contracts where benefit features result in gains in early years followed by losses in later years. The liability for these future losses is accrued in relation to estimated contract assessments. A premium deficiency exists if the net liabilities together with future premiums are determined to be insufficient to provide for expected future policy benefits. Premium deficiency testing considers, among other factors, anticipated investment income and does not include a provision for adverse deviation. We did not have a premium deficiency reserve as of December 31, 2025 or December 31, 2024.

The balances and the changes in the additional liability for certain benefit features for Life Insurance – Universal life contracts, excluding the impact of unrealized gains (losses), were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	($ in millions)
Balance at beginning of period	$6,037.2	$5,326.5
Effect of changes in cash flow assumptions	6.8	151.9
Effect of actual variances from expected experience	18.5	28.0
Interest accrual	282.4	253.3
Net assessments collected	430.6	425.2
Benefit payments	(170.7)	(147.7)
Balance at end of period	6,604.8	6,037.2
Reinsurance impact	(6,593.6)	(6,011.3)
Balance at end of period after reinsurance	$11.2	$25.9

Weighted-average duration for additional liability (years) (1)	21.6	23.3

(1)	Represents the average of the cohort-level duration of the benefits less the net assessment cash flows weighted by the reserve balance for each cohort.

We updated our actuarial assumptions during the third quarter of 2024, resulting in a $151.9 million increase in the additional liability for certain benefit features primarily due to mortality assumptions related to ULSG products, resulting in a $0.3 million decrease to income before taxes, net of reinsurance.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Corporate

The balances and the changes in the present value for expected net premiums and expected future policy benefits for long-term care insurance were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	($ in millions)
Present value of expected net premiums
Balance at beginning of period	$30.8	$42.8
Effect of changes in discount rate assumptions at beginning of period	(1.3)	(3.0)
Balance at beginning of period at original discount rate	29.5	39.8
Effect of changes in cash flow assumptions	3.3	(5.3)
Effect of actual variances from expected experience	0.3	(2.2)
Adjusted beginning of period balance at original discount rate	33.1	32.3
Interest accrual	1.8	1.9
Net premiums collected	(4.5)	(4.7)
Balance at end of period at original discount rate	30.4	29.5
Effect of changes in discount rate assumptions at end of period	2.0	1.3
Balance at end of period	$32.4	$30.8

Present value of expected future policy benefit payments
Balance at beginning of period	$195.6	$209.5
Effect of changes in discount rate assumptions at beginning of period	(8.8)	(20.0)
Balance at beginning of period at original discount rate	186.8	189.5
Effect of changes in cash flow assumptions	1.3	(1.2)
Effect of actual variances from expected experience	3.4	2.5
Adjusted beginning of period balance at original discount rate	191.5	190.8
Interest accrual	11.2	11.2
Benefit payments	(16.3)	(15.2)
Balance at end of period at original discount rate	186.4	186.8
Effect of changes in discount rate assumptions at end of period	12.7	8.8
Balance at end of period	$199.1	$195.6

Future policy benefits (1)	$166.7	$164.8
Reinsurance impact	(166.7)	(164.8)
Future policy benefits after reinsurance	$—	$—

Weighted-average duration for future policy benefits (years) (2)	9.7	9.3

(1)	Represents the present value of expected future policy benefit payments less the present value of expected net premiums.

(2)	Represents the average of cohort-level duration of the benefits less the net premium cash flows weighted by the reserve balance for each cohort.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Expected Future Gross Premiums and Benefit Payments

The amounts of expected undiscounted future benefit payments, expected undiscounted future gross premiums and expected discounted future gross premiums, utilizing the current upper-medium fixed-income instrument yield, were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions:
Pension risk transfer
Expected undiscounted future benefit payments	$42,601.7	$39,532.3

Individual fixed income annuities
Expected undiscounted future benefit payments	$6,221.3	$6,622.6

Benefits and Protection – Specialty Benefits:
Individual disability
Expected discounted future gross premiums	$5,683.8	$5,484.0
Expected undiscounted future gross premiums	$8,763.7	$8,680.0
Expected undiscounted future benefit payments	$9,951.7	$9,808.8

Benefits and Protection – Life Insurance:
Term life
Expected discounted future gross premiums	$6,929.2	$6,651.2
Expected undiscounted future gross premiums	$11,960.4	$11,391.4
Expected undiscounted future benefit payments	$9,653.9	$8,970.7

Corporate:
Long-term care insurance
Expected discounted future gross premiums	$37.4	$38.4
Expected undiscounted future gross premiums	$52.7	$55.7
Expected undiscounted future benefit payments	$363.1	$357.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Interest Accretion and Current Discount Rates

The interest accretion rate shown for each level of aggregation is an average of the cohort-level accretion rates weighted by the reserve balance for each cohort within that level of aggregation. The current discount rate is calculated at a cohort-level based on current upper-medium fixed-income instrument yields and weighted by the reserve balance for each cohort within each level of aggregation. The weighted-average rates were as follows:

	Interest accretion rate		Current discount rate
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Retirement and Income Solutions:
Pension risk transfer	4.70%	4.61%	5.28%	5.55%
Individual fixed income annuities	4.22%	4.22%	5.16%	5.50%
Benefits and Protection:
Specialty Benefits:
Individual disability	3.84%	3.89%	5.43%	5.64%
Life Insurance:
Universal life	4.74%	4.75%	See note (1)	See note (1)
Term life	4.81%	4.82%	4.91%	5.35%
Corporate:
Long-term care insurance	6.16%	6.16%	5.36%	5.58%

(1)	The additional liability for certain benefit features for Life Insurance – Universal life is measured using the discount rate at contract inception. Therefore, the current discount rate is not applicable for this product.

12. Market Risk Benefits

Contracts or contract features that provide protection to the policyholder from capital market risk, including equity, interest rate or foreign exchange risk, and expose us to other-than-nominal capital market risk are classified as MRBs. We issue certain annuity contracts that include MRBs that have been bifurcated from the host contract. The Retirement and Income Solutions segment offers variable annuity products with GMWB riders and GMDB riders, including return-of-premium GMDB and GMWB riders for its RILA products.

MRBs are measured at fair value at the contract level and can be in either an asset or liability position, depending on certain inputs at the reporting date. MRB assets and liabilities are presented separately within the consolidated statements of financial position. Increases to an asset or decreases to a liability are described as favorable changes to fair value.

Changes in fair value are reported in MRB remeasurement (gain) loss on the consolidated statements of operations. However, the change in fair value related to our own nonperformance risk is reported in OCI. For contracts that contain multiple MRB features, the MRBs are valued on a combined basis using an integrated model.

MRBs are classified as Level 3 fair value measurements as the fair value is based on unobservable inputs. The key assumptions for calculating the fair value of the MRBs are market assumptions such as equity market returns, interest rate levels, market volatility and correlations and policyholder behavior assumptions such as lapse, mortality, utilization and withdrawal patterns. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk for MRBs is based on the current market credit spreads for debt-like instruments we have issued and are available in the market. Increases (decreases) in our own nonperformance risk, which impacts the rates used to discount future cash flows, could lead to favorable (unfavorable) changes in the fair value of the MRBs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-term interest rates are used as the mean return when projecting the growth in the value of the associated account value and impact the discount rate used in the discounted future cash flows valuation. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals. An increase (decrease) in risk-free rates could cause a favorable (unfavorable) change in the fair value of the MRBs. A decrease (increase) in market volatilities could cause a favorable (unfavorable) change in the fair value of the MRBs.

An increase (decrease) in mortality rates or the overall lapse rate assumptions could cause a favorable (unfavorable) change in the fair value of the MRBs. The lapse rate assumption may vary dynamically based on the relationship between the guarantee and associated account value. A weaker (stronger) dynamic lapse rate assumption could lead to favorable (unfavorable) changes in the fair value of the MRBs.

The utilization rate assumption includes how many contractholders will take withdrawals, when they will take them and how much of their benefit they will take. A decrease (increase) in the number of contractholders taking withdrawals, contractholders taking withdrawals earlier versus later, or contractholders taking more versus less of their benefit could lead to favorable (unfavorable) changes in the fair value of the MRBs.

The following tables summarize disaggregated MRB amounts in an asset and liability position reported in the consolidated statements of financial position.

	December 31, 2025			December 31, 2024
			Net asset			Net asset
	Asset	Liability	(liability)	Asset	Liability	(liability)
	(in millions)
Retirement and Income Solutions:
Individual variable annuities	$197.1	$66.9	$130.2	$199.5	$62.1	$137.4
Total MRB per consolidated statements of financial position	$197.1	$66.9	$130.2	$199.5	$62.1	$137.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Retirement and Income Solutions

The net asset (liability) balances and the changes in the valuation of the MRBs for Individual variable annuities were as follows:

	For the year ended	For the year ended
	December 31, 2025	December 31, 2024
	($ in millions)
Balance at beginning of period	$137.4	$41.5
Effect of changes in nonperformance risk at beginning of period	19.0	7.7
Adjusted balance at beginning of period	156.4	49.2
Effect of:
Interest accrual and expected policyholder behavior	(62.8)	(66.8)
Benefit payments	—	0.6
Changes in interest rates	13.0	100.4
Changes in equity markets	53.1	92.4
Changes in equity index volatility	(8.3)	12.0
Actual policyholder behavior different from expected behavior	(3.9)	(12.7)
Changes in future expected policyholder behavior	—	(20.2)
Changes in other future expected assumptions	(0.3)	1.5
Adjusted balance at end of period	147.2	156.4
Effect of changes in nonperformance risk at end of period	(17.0)	(19.0)
Balance at end of period	$130.2	$137.4

Weighted-average attained age of policyholders (years) (1)	67.0	67.4
Net amount at risk (2)	$29.3	$46.8

(1)	The weighted-average attained age is calculated at the contract level using the total contributions since inception and the age of the contractholders.
(2)	The net amount at risk for our GMDB riders is defined as the current GMDB amount in excess of the current account balance. The net amount at risk for our GMWB riders is defined as the greater of the present value of the GMWB payments less the current account balance or zero. For contracts with both GMDB and GMWB riders, the net amount at risk is the greater of the GMDB or GMWB net amount at risk. We had a decrease in the net amount at risk in 2025 primarily as a result of increases in the equity markets.

Significant changes to inputs and assumptions that impacted the change in the MRB fair value measurement shown above were as follows:

	For the year ended		For the year ended
	December 31, 2025		December 31, 2024
		Change in net		Change in net
	Change in input	MRB asset (liability)	Change in input	MRB asset (liability)
Long-term interest rate	Increased	Favorable	Increased	Favorable
Equity markets	Increased	Favorable	Increased	Favorable
Equity market volatilities	Increased	Unfavorable	Decreased	Favorable
Own nonperformance risk	Increased	Favorable	Decreased	Unfavorable

See “Unobservable Inputs for Fair Value Measurement” for additional details on the inputs.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Unobservable Inputs for Fair Value Measurement

The following table provides quantitative information about the significant unobservable inputs used for fair value measurements of MRBs. The utilization rate and mortality rate inputs are omitted from the table as a range does not provide meaningful presentation. The utilization rate represents the number of contractholders taking withdrawals in addition to the amount and timing of the withdrawals. The mortality rate is an input based on an appropriate industry mortality table.

	December 31, 2025				December 31, 2024
				Weighted-				Weighted-
	Range of inputs			Average	Range of inputs			Average
Retirement and Income Solutions:
Individual variable annuities
Long-term interest rate (1)	4.80	-	4.84%	4.82%	4.78	-	4.85%	4.81%
Long-term equity market volatility	17.80	-	38.80%	21.94%	18.10	-	35.53%	21.76%
Nonperformance risk	0.49	-	1.12%	0.95%	0.40	-	1.10%	0.89%
Lapse rate	0.90	-	55.00%	6.51%	0.90	-	55.00%	5.79%

(1)	Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. The rate curves are derived from an interpolation between various observable swap rates.

13. Reinsurance

We reinsure a portion of the insurance risks associated with our individual disability, traditional life, universal life, medical and long-term care insurance as well as pension risk transfer and retail fixed annuity contracts with significant life insurance risk through reinsurance agreements with affiliated and unaffiliated reinsurance companies, primarily on a quota share, excess loss, yearly renewable term (“YRT”) or coinsurance basis. We have coinsurance with funds withheld reinsurance agreements in which we cede certain of our term life and PRT blocks of business using the reinsurance method of accounting. We also have coinsurance with funds withheld reinsurance agreements in which we cede our retail fixed annuity and ULSG blocks of business using both the reinsurance and deposit methods of accounting.

We are contingently liable with respect to reinsurance ceded to other companies in the event the reinsurer is unable to meet the obligations it has assumed. As of December 31, 2025 and 2024, we had $19,810.7 million and $18,698.7 million of reinsurance recoverable assets, respectively, included in reinsurance recoverable and deposit receivable on the consolidated statements of financial position, which does not reflect potentially offsetting impacts of collateral. As of December 31, 2025 and 2024, we had $23.5 million and $60.3 million of reinsurance recoverable liabilities, respectively, included in future policy benefits and claims on the consolidated statements of financial position. As of December 31, 2025 and 2024, $19,541.1 million, or 99%, and $18,396.2 million, or 99%, were with our five largest ceded reinsurers, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The effects of reinsurance on premiums and other considerations and policy and contract benefits were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Premiums and other considerations:
Direct	$6,777.3	$6,822.9	$6,423.8
Assumed	549.5	532.4	517.0
Ceded	(1,539.9)	(1,264.1)	(544.1)
Net premiums and other considerations	$5,786.9	$6,091.2	$6,396.7
Benefits, claims and settlement expenses:
Direct	$8,835.0	$8,681.1	$8,022.0
Assumed	1,059.5	1,019.8	853.7
Ceded (1)	(2,766.1)	(2,868.5)	(1,649.5)
Net benefits, claims and settlement expenses	$7,128.4	$6,832.4	$7,226.2
Liability for future policy benefits remeasurement (gain) loss:
Direct	$(32.0)	$124.7	$466.9
Assumed	85.4	126.9	269.6
Ceded (1)	(4.9)	409.6	(789.0)
Net liability for future policy benefits remeasurement (gain) loss	$48.5	$661.2	$(52.5)

(1)	Includes the one-time impact of YRT reinsurance transactions in 2024.

As of December 31, 2025 and 2024, we had a $4,076.1 million and $4,897.6 million reinsurance deposit receivable, respectively.

Refer to Note 5, Investments, for information on our financing receivables valuation allowance related to the reinsurance recoverable and deposit receivable.

Cost of Reinsurance

A reinsurance asset or liability is established to spread the expected net reinsurance costs or profits over the expected term of the contracts. The cost of reinsurance asset and liability are reported in premiums due and other receivables and liability for future policy benefits and claims, respectively, on the consolidated statements of financial position. The cost of reinsurance asset and liability included on the consolidated statements of financial position were as follows:

	December 31, 2025	December 31, 2024
	(in millions)
Cost of reinsurance asset	$3,327.7	$3,426.5

Cost of reinsurance liability	$1,210.8	$1,202.2

Cost of reinsurance amortization, including the impact of remeasurement, of $106.6 million, $642.3 million and $20.4 million for the years ended December 31, 2025, 2024 and 2023, respectively, was reported in benefits, claims and settlement expenses and liability for future policy benefits remeasurement (gain) loss on the consolidated statements of operations. The 2024 impacts of remeasurement include the one-time impact of YRT reinsurance transactions.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Funds Withheld

The following assets were held in support of our reserves associated with our coinsurance with funds withheld agreements and are reported in the line items shown on the consolidated statements of financial position.

	December 31, 2025	December 31, 2024
	(in millions)
Fixed maturities, available-for-sale	$17,723.8	$17,514.5
Fixed maturities, trading	279.3	299.4
Equity securities	0.3	0.3
Mortgage loans	2,401.6	2,620.2
Other investments	1,732.6	1,166.7
Cash and cash equivalents	849.8	1,200.6
Accrued interest income	212.1	213.8
Net other liabilities	(159.0)	(287.7)
Net assets	$23,040.5	$22,727.8

Certain assets are reported at amortized cost while the fair value of those assets is reflected in the funds withheld payable. As of December 31, 2025 and 2024, we had a $22,910.0 million and $22,497.9 million funds withheld payable, which was net of a $2,432.6 million and $2,906.0 million embedded derivative asset, respectively. The change in fair value of the embedded derivative was a gain (loss) of $(473.4) million, $579.9 million and $(1,326.7) million for the years ended December 31, 2025, 2024 and 2023, respectively.

While the economic benefits of the funds withheld assets flow to the reinsurers, we retain legal ownership of the assets within the funds withheld account. Guidelines are in place to ensure the investment risk is appropriately managed. Net investment income and net realized capital gains (losses) related to the assets on the consolidated statements of operations is reported net of the amounts that flow to the reinsurers. The realized gains and losses that do not flow to the reinsurers are reported in net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

Following are the components of net investment income on the funds withheld assets that were passed to reinsurers.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Fixed maturities, available-for-sale	$1,000.0	$1,028.2	$906.9
Fixed maturities, trading	20.3	21.5	11.9
Equity securities	—	—	0.2
Mortgage loans	117.5	138.3	125.2
Cash and cash equivalents	40.4	59.5	58.9
Other	166.7	90.1	63.9
Total	1,344.9	1,337.6	1,167.0
Investment expenses	(30.9)	(41.4)	(24.7)
Net investment income	$1,314.0	$1,296.2	$1,142.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Following are the components of net realized capital gains (losses) on the funds withheld assets that were passed to reinsurers.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Fixed maturities, available-for-sale	$(53.2)	$(58.7)	$(230.9)
Fixed maturities, trading	(10.4)	—	(0.1)
Equity securities	—	—	(1.2)
Mortgage loans	(1.4)	(1.9)	(34.1)
Derivatives	(1.0)	2.4	7.2
Other	(4.0)	—	—
Net realized capital losses	$(70.0)	$(58.2)	$(259.1)

14. Debt

Short-Term Debt

The components of short-term debt were as follows:

			December 31, 2025
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800.0	$—
Total			$800.0	$—

			December 31, 2024
	Financing			Short-term debt
Obligor/Applicant	structure	Maturity	Capacity	outstanding
			(in millions)
PLIC	Credit facility	October 2027	$800.0	$—
Principal Credit Real Estate Income Trust	Secured subscription facility		126.0	119.0
Total			$926.0	$119.0

Our revolving credit facility is committed and available for general corporate purposes. This credit facility also provides 100% back-stop support for our commercial paper program, of which we had no outstanding balances as of both December 31, 2025 and 2024.

A VIE that was deconsolidated in 2025 had short-term debt from a secured subscription facility. The facility provided for revolving loans, up to a maximum aggregate availability of $150.0 million, which were secured by outstanding capital commitments of us and an unaffiliated insurance company. Borrowings were permitted for any purpose under the borrowers’ constituent documents and were required to be repaid within twelve months of issuance. The weighted-average interest rate on short-term borrowings from this facility as of December 31, 2024, was 6.84%.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-Term Debt

The components of long-term debt were as follows:

	December 31, 2025
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Non-recourse mortgages and notes payable	$2.9	$—	$2.9
Total long-term debt	$2.9	$—	$2.9

	December 31, 2024
		Net unamortized
		discount,
		premium and
		debt issuance	Carrying
	Principal	costs	amount
	(in millions)
Secured credit facilities	$21.8	$—	$21.8
Non-recourse mortgages and notes payable	3.0	(0.1)	2.9
Total long-term debt	$24.8	$(0.1)	$24.7

A VIE that was deconsolidated in 2025 had long-term debt from secured credit facilities that were primarily financings for real estate loans. As of December 31, 2024, the outstanding principal balance was $21.8 million for one loan with an interest rate of 6.47%. Outstanding debt was secured by the underlying real estate loans, which were reported as mortgage loans on our consolidated statements of financial position with a carrying value of $29.0 million as of December 31, 2024.

The non-recourse mortgages and notes payable are primarily financings for a real estate development. As of both December 31, 2025 and 2024, the notes had an interest rate of 4.0%. Outstanding debt is secured by the underlying real estate properties, which were reported as real estate on our consolidated statements of financial position with a carrying value of $9.6 million and $14.3 million as of December 31, 2025 and 2024, respectively.

As of December 31, 2025, future annual maturities of long-term debt were as follows (in millions):

Year ending December 31:
2026	$0.1
2027	0.1
2028	2.7
2029	—
2030	—
Thereafter	—
Total future maturities of long-term debt	$2.9

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

15. Income Taxes

Income Taxes (Benefits)

Our income taxes (benefits) were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Current income taxes (benefits):
U.S. federal	$172.6	$178.2	$45.8
State	24.2	24.9	19.1
Foreign	0.2	—	—
Total current income taxes	197.0	203.1	64.9
Deferred income taxes (benefits):
U.S. federal	(165.0)	16.4	(141.0)
State	(0.3)	4.8	(11.3)
Total deferred income taxes (benefits)	(165.3)	21.2	(152.3)
Total income taxes (benefits)
U.S. federal	7.6	194.6	(95.2)
State	23.9	29.7	7.8
Foreign	0.2	—	—
Income taxes (benefits)	$31.7	$224.3	$(87.4)

Our income before income taxes was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Domestic	$798.5	$1,593.2	$149.2
Total income before income taxes	$798.5	$1,593.2	$149.2

Effective Income Tax Rate

Our provision for income taxes may not have the customary relationship of taxes to income. A reconciliation between the U.S. federal statutory tax rate and the effective income tax rate was as follows:

	For the year ended
	December 31, 2025
	Amount	Percent
	(in millions)
U.S. federal statutory tax rate	$167.7	21%
State and local income taxes, net of federal income tax effect (1)	18.9	2
Foreign tax effects	0.2	—
Tax credits:
Foreign tax credits	(30.2)	(4)
Low income housing tax credits	(10.5)	(1)
Other	(2.4)	—
Nontaxable or nondeductible items:
Dividends received deduction	(76.6)	(9)
Interest exclusion from taxable income	(25.0)	(3)
Other	(5.0)	(1)
Changes in unrecognized tax benefits	(5.4)	(1)
Effective income tax rate	$31.7	4%

(1)	State taxes in Iowa, Delaware and Illinois made up the majority (greater than 50 percent) of the tax effect in this category.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31,
	2024	2023
U.S. federal statutory tax rate	21%	21%
Dividends received deduction	(5)	(47)
Tax credits	(4)	(40)
Interest exclusion from taxable income	(2)	(15)
Impact of noncontrolling interest presentation	—	(3)
Employee compensation	—	(2)
Other postretirement employee benefits redesignation	—	(2)
Low income housing tax credit amortization	3	24
State income taxes	2	4
Nondeductible expenses	—	2
Other	(1)	(1)
Effective income tax rate	14%	(59)%

Income Taxes Paid

Our income taxes paid, net of refunds received, were as follows:

For the year ended
December 31, 2025
(in millions)
U.S. federal	$151.5
U.S. state and local:
Iowa	8.9
Other	13.2
Foreign	0.3
Total income taxes paid, net of refunds received	$173.9

Unrecognized Tax Benefits

Our changes in unrecognized tax benefits were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Balance at beginning of period	$34.8	$37.7	$40.6
Additions based on tax positions related to the current year	—	0.3	0.3
Reductions for tax positions related to the current year	(3.2)	(3.2)	(3.2)
Settlements	(14.4)	—	—
Balance at end of period (1)	$17.2	$34.8	$37.7

(1)	Our 2025 effective income tax rate would not be impacted if unrecognized tax benefits were recognized. We recognize interest and penalties related to uncertain tax positions in operating expenses within the consolidated statements of operations.

As of December 31, 2025 and 2024, we had recognized $(0.1) million and $1.9 million of accumulated pre-tax interest and penalties expense (recovery) related to unrecognized tax benefits, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Net Deferred Income Taxes

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Our significant components of net deferred income taxes were as follows:

	December 31,
	2025	2024
	(in millions)
Deferred income tax assets:
Net unrealized losses on available-for-sale securities	$887.4	$1,273.1
Net operating and capital loss carryforwards	6.4	21.3
Employee benefits	46.1	54.1
Intangible assets	83.1	71.4
Gross deferred income tax assets	1,023.0	1,419.9
Valuation allowance	(11.9)	(11.9)
Total deferred income tax assets	1,011.1	1,408.0
Deferred income tax liabilities:
Deferred acquisition costs	(604.8)	(611.6)
Investments, including derivatives	(223.5)	(247.1)
Funds withheld embedded derivative	(510.9)	(610.3)
Real estate	(128.6)	(124.6)
Insurance liabilities	(994.0)	(1,241.2)
Gain on sale of discontinued operations (1)	(159.2)	(166.8)
Other deferred income tax liabilities	(83.6)	(19.6)
Total deferred income tax liabilities	(2,704.6)	(3,021.2)
Total net deferred income tax liabilities	$(1,693.5)	$(1,613.2)

(1)	Represents a deferred intercompany gain on the sale of PGI LLC to PFS, which was allocated to stockholder’s equity as the result of a taxable common control transaction on the standalone financials of the transferring entity.

Our net deferred income taxes by jurisdiction were as follows:

	December 31,
	2025	2024
	(in millions)
Deferred income tax assets:
State	$2.2	$9.2
Net deferred income tax assets	2.2	9.2
Deferred income tax liabilities:
U.S. federal	(1,695.7)	(1,622.4)
Net deferred income tax liabilities	(1,695.7)	(1,622.4)
Total net deferred income tax liabilities	$(1,693.5)	$(1,613.2)

In management’s judgment, total deferred income tax assets are more likely than not to be realized.

As of December 31, 2025 and 2024, state net operating loss carryforwards were $66.2 million and $67.1 million, respectively, and will expire between 2032 and 2042. As of December 31, 2025, all accumulated state net operating loss carryforwards are anticipated to be utilized before expiration; therefore, no valuation allowance has been provided for the related deferred income tax assets. As of both December 31, 2025 and 2024, valuation allowances of $11.9 million had been recorded against the income tax benefits associated primarily with net unrealized capital losses on benefit plan trusts.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Effects of Tax Legislation

On July 4, 2025, the United States enacted Public Law 119-21. The accounting consequences of a change in tax law are required to be recognized in the period legislation is enacted. Generally, a company is also required to consider the impact of new tax law on realizability of deferred tax assets (“DTAs”), including determination of whether a change in valuation allowance is necessary. We evaluated the provisions of Public Law 119-21 and incorporated the effects into our 2025 financial statements, which were not material. We will continue to monitor developments related to the legislation and assess any future impacts as additional guidance becomes available.

We are currently monitoring the Pillar Two model rules proposed by the Organisation for Economic Co-operation and Development, including the Side-by-Side safe harbor agreement released in January 2026. The rules require a 15% global minimum tax but are expected to exempt U.S. multinationals from other countries’ top-up taxes once enacted. Generally, a company is required to consider the impact of new tax law on realizability of its DTAs, including determination of whether a change to its valuation allowance amounts is necessary. We made an accounting policy election to disregard the Pillar Two model rules when evaluating DTAs and rather recognize a current period tax expense when incurred.

Other Tax Information

Income tax returns are filed in the U.S. federal jurisdiction as well as various states where we and one or more of our subsidiaries conduct business. Although determined by jurisdiction, with few exceptions our tax uncertainties relate primarily to U.S. federal income tax matters. The Internal Revenue Service (“IRS”) has completed examination of our consolidated U.S. federal income tax returns for years prior to 2015.

The U.S. federal statute of limitations has expired for years prior to 2015. The IRS is currently auditing our U.S. federal income tax returns for tax years 2015-2018 and 2019-2022. The statutes remain open through normal statute extensions. We do not expect the results of these audits, subsequent related adjustments or developments in other tax areas for all open tax years to significantly change the possible increase in the amount of unrecognized tax benefits, but the outcome of tax reviews is uncertain and unforeseen results can occur.

We believe we have adequate defenses against, or sufficient provisions for, contested issues, but final resolution could take several years depending on whether legal remedies are pursued. Consequently, we do not believe issues that might arise in tax years subsequent to 2014 will have a material impact on our net income.

16. Employee and Agent Benefits

PFG provides a U.S. qualified defined benefit pension plan, covering U.S. employees that meet certain eligibility requirements and certain agents contracted on or before December 31, 2018. A final average pay benefit formula has been in place for plan participants employed prior to January 1, 2002. For agents, this formula ended on December 31, 2018, and for employees the formula ended on December 31, 2022. The final average pay benefit is based on the years of service and generally the employee’s or agent’s average annual compensation during the last five years prior to the earliest of termination, retirement or the formula end date. A cash balance benefit was added on January 1, 2002. A participant’s cash balance account is credited with an amount based on the participant’s salary, age and service. These credits accrue with interest. For plan participants hired on and after January 1, 2002, only the cash balance benefit applies. For pre-2002 participants, the pension benefit earned prior to the final average pay formula end date is the greater of the final average pay benefit or the cash balance benefit earned before the end date. They will also earn a new cash balance benefit for service after the formula end date. We reflect pension expense through our expense allocation agreement with PFG.

In addition, PFG sponsors non-qualified defined benefit plans subject to Section 409A of the Internal Revenue Code. This plan is for certain highly compensated employees and agents to replace the benefit that cannot be provided by the qualified defined benefit pension plan due to IRS limits. These nonqualified plans generally parallel the qualified plan but offer different payment options. No agent has been able to become a new participant in the nonqualified plan after 2018.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We provide certain health care, life insurance and long-term care benefits for retired employees, their beneficiaries and covered dependents (“other postretirement benefits”). While virtually all U.S. employees continue to have access to the postretirement health care and life insurance benefits, only those U.S. employees that were hired prior to January 1, 2002, and retired prior to January 1, 2011, (post-65 medical) or January 1, 2020, (life insurance and pre-65 medical) were eligible to receive subsidized benefits. All others pay the full cost of coverage. The long-term care plan was subsidized only for those who retired prior to January 1, 2000, and is no longer accessible. The subsidy level for all benefits varies by plan, age, service and retirement date. Our policy is to fund the cost of providing retiree benefits in the years the employees are providing service, taking into account the funded status of the trust. PFG is the sponsor of the post-65 retiree medical plan for both employees and individual field agents.

Obligations and Funded Status

The combined funded status, reconciled to amounts recognized in the consolidated statements of financial position relating to the other postretirement employee benefits plans, was as follows:

	December 31,
	2025	2024
	(in millions)
Change in benefit obligation
Benefit obligation at beginning of year	$(51.8)	$(56.9)
Interest cost	(2.6)	(2.6)
Actuarial gain (loss)	(1.4)	1.5
Participant contributions	(6.3)	(6.1)
Benefits paid	11.9	12.3
Benefit obligation at end of year	$(50.2)	$(51.8)

Change in plan assets
Fair value of plan assets at beginning of year	$75.4	$74.0
Actual return on plan assets	9.2	6.4
Employer contribution	1.4	1.2
Participant contributions	6.3	6.1
Benefits paid	(11.9)	(12.3)
Fair value of plan assets at end of year	$80.4	$75.4

Amount recognized in statement of financial position
Other assets	$30.2	$23.6
Total	$30.2	$23.6

Amount recognized in accumulated other comprehensive income
Total net actuarial gain	$(27.3)	$(24.1)
Pre-tax accumulated other comprehensive income	$(27.3)	$(24.1)

Other Postretirement Plan Changes and Plan Gains/Losses

For the year ended December 31, 2025, the other postretirement benefit plans had an actuarial loss primarily due to a decrease in discount rates. For the year ended December 31, 2024, the other postretirement benefit plans had an actuarial gain primarily due to an increase in discount rates.

We did not have any other postretirement benefit plans with an accumulated postretirement benefit obligation in excess of plan assets.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Components of Other Postretirement Benefits Net Periodic Benefit Cost

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Interest cost	$2.6	$2.6	$2.8
Expected return on plan assets	(3.4)	(3.4)	(3.5)
Recognized net actuarial gain	(1.2)	(0.9)	(0.7)
Net periodic benefit income	$(2.0)	$(1.7)	$(1.4)

We use the fair market value of assets to determine components of net periodic benefit cost.

The components of net periodic benefit cost including the service cost component are included in operating expenses on the consolidated statements of operations.

The other postretirement plans use a straight-line amortization over the average future lifetime of its remaining covered group of retirees.

For the other postretirement benefit plans, amounts recognized in pre-tax accumulated other comprehensive (income) loss were as follows:

	For the year ended December 31,
	2025	2024
	(in millions)
Other changes recognized in accumulated other comprehensive income
Net actuarial gain	$(4.4)	$(4.5)
Amortization of net gain	1.2	0.9
Total recognized in pre-tax accumulated other comprehensive income	$(3.2)	$(3.6)
Total recognized in net periodic benefit cost and pre-tax accumulated other comprehensive income	$(5.2)	$(5.3)

Net actuarial (gain) loss and net prior service cost benefit have been recognized in AOCI.

Assumptions

Weighted-average assumptions used for other postretirement benefit plans to determine benefit obligations as disclosed under the Obligations and Funded Status section

	December 31,
	2025	2024
Discount rate	5.15%	5.35%

Weighted average assumptions used for other postretirement benefit plans to determine net periodic benefit cost

	For the year ended December 31,
	2025	2024	2023
Discount rate	5.35%	4.80%	5.05%
Expected long-term return on plan assets	4.75%	4.70%	5.20%

For other postretirement benefits, the discount rate is determined by projecting future benefit payments inherent in the accumulated postretirement benefit obligation, and discounting those cash flows using a spot yield curve for high quality corporate bonds. The plans’ expected benefit payments are discounted to determine a present value using the yield curve and the discount rate is the level rate that produces the same present value. The 4.7% expected long-term return on plan assets for 2025 was based on the weighted average expected long-term asset returns for the medical, life and long-term care plans.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Assumed Health Care Cost Trend Rates Used to Determine Net Periodic Benefit Cost

	December 31,
	2025	2024
Health care cost trend rate assumed for next year under age 65	8.50%	7.50%
Rate to which the cost trend rate is assumed to decline (the ultimate trend rate)	4.50%	4.50%
Year that the rate reaches the ultimate trend rate (under age 65)	2034	2033

Other Postretirement Benefit Plan Assets

Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels.

●	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets.

●	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset, either directly or indirectly.

●	Level 3 – Fair values are based on significant unobservable inputs for the asset.

Our other postretirement benefit plan assets consist of cash, investments in fixed income security portfolios and investments in equity security portfolios. Because of the nature of cash, its carrying amount approximates fair value. The fair value of fixed income investment funds, U.S. equity portfolios and international equity portfolios is based on quoted prices in active markets for identical assets.

The fair value of the other postretirement benefit plans’ assets by asset category as of the most recent measurement date was as follows:

	December 31, 2025
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$0.7	$0.7	$—	$—
Fixed income security portfolios (1)	37.4	37.4	—	—
U.S. equity portfolios (2)	29.6	29.6	—	—
International equity portfolios (3)	12.7	12.7	—	—
Total	$80.4	$80.4	$—	$—

	December 31, 2024
	Assets	Fair value hierarchy level
	measured at
	fair value	Level 1	Level 2	Level 3
	(in millions)
Asset category
Cash and cash equivalents	$0.8	$0.8	$—	$—
Fixed income security portfolios (1)	35.5	35.5	—	—
U.S. equity portfolios (2)	28.9	28.9	—	—
International equity portfolios (3)	10.2	10.2	—	—
Total	$75.4	$75.4	$—	$—

(1)	The portfolios invest in various fixed income securities, primarily of U.S. origin. These include, but are not limited to, corporate bonds, residential mortgage-backed securities, commercial mortgage-backed securities, U.S. Treasury securities, agency securities, asset-backed securities and collateralized mortgage obligations.

(2)	The portfolios invest primarily in publicly traded equity securities of large U.S. companies.

(3)	The portfolios invest primarily in publicly traded equity securities of non-U.S. companies.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We have established an investment policy that provides the investment objectives and guidelines for the other postretirement benefit plans. Our investment strategy is to achieve the following:

●	Obtain a reasonable long-term return consistent with the level of risk assumed and at a cost of operation within prudent levels. Performance benchmarks are monitored.

●	Ensure sufficient liquidity to meet the emerging benefit liabilities for the plans.

●	Provide for diversification of assets in an effort to avoid the risk of large losses and maximize the investment return to the other postretirement benefit plans consistent with market and economic risk.

In administering the other postretirement benefit plans’ asset allocation strategies, we consider the projected liability stream of benefit payments, the relationship between current and projected assets of the plan and the projected actuarial liabilities streams, the historical performance of capital markets adjusted for the perception of future short- and long-term capital market performance and the perception of future economic conditions.

According to our investment policy, the target asset allocation for the other postretirement benefit plans is:

Asset category	Target allocation
Fixed income security portfolios	50%
U.S. equity portfolios	35%
International equity portfolios	15%

Estimated Future Benefit Payments

The estimated future benefit payments, which reflect expected future service are:

Other postretirement benefits (gross benefit payments, including prescription drug benefits)
(in millions)
Year ending December 31:
2026	$10.4
2027	9.4
2028	8.5
2029	8.0
2030	7.3
2031-2035	30.7

The above table reflects the total estimated future benefits to be paid from the plan, including both our share of the benefit cost and the participants’ share of the cost, which is funded by their contributions to the plan. The assumptions used in calculating the estimated future benefit payments are the same as those used to measure the benefit obligation for the year ended December 31, 2025.

17. Contingencies, Guarantees, Indemnifications and Leases

Litigation and Regulatory Contingencies

We are regularly involved in litigation, both as a defendant and as a plaintiff, but primarily as a defendant. Litigation naming us as a defendant ordinarily arises out of our business operations as a provider of asset management and accumulation products and services, individual life insurance, specialty benefits insurance and our investment activities. Some of the lawsuits may be class actions, or purport to be, and some may include claims for unspecified or substantial punitive and treble damages.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

We may discuss such litigation in one of three ways. We accrue a charge to income and disclose legal matters for which the chance of loss is probable and for which the amount of loss can be reasonably estimated. We may disclose contingencies for which the chance of loss is reasonably possible and provide an estimate of the possible loss or range of loss or a statement that such an estimate cannot be made. Finally, we may voluntarily disclose loss contingencies for which the chance of loss is remote in order to provide information concerning matters that potentially expose us to possible losses.

In addition, regulatory bodies such as state insurance departments, the SEC, the Department of Labor and other regulatory agencies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, Employee Retirement Income Security Act and laws governing the activities of broker-dealers. We receive requests from regulators and other governmental authorities relating to industry issues and may receive additional requests, including subpoenas and interrogatories, in the future.

While the outcome of any pending or future litigation or regulatory matter cannot be predicted, management does not believe any such matter will have a material adverse effect on our business or financial position. To the extent such matters present a reasonably possible chance of loss, we are generally not able to estimate the possible loss or range of loss associated therewith. The outcome of such matters is always uncertain and unforeseen results can occur. It is possible that such outcomes could require us to pay damages or make other expenditures or establish accruals in amounts that we could not estimate as of December 31, 2025.

Guarantees and Indemnifications

In the normal course of business, we have provided guarantees to our ultimate parent, PFG, related to benefit payments of the nonqualified pension plans and the nonqualified deferred compensation plans. We also provided guarantees to third parties primarily related to a former subsidiary. The terms of these agreements range in duration and often are not explicitly defined. The maximum exposure under these agreements as of December 31, 2025, was approximately $112.0 million. At inception, the fair value of such guarantees was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. Should we be required to perform under these guarantees, we generally could recover a portion of the loss from third parties through recourse provisions included in agreements with such parties, the sale of assets held as collateral that can be liquidated in the event performance is required under the guarantees or other recourse generally available to us; therefore, such guarantees would not result in a material adverse effect on our business or financial position. While the likelihood is remote, such outcomes could materially affect net income in a particular quarter or annual period.

We are also subject to various other indemnification obligations issued in conjunction with divestitures, acquisitions, financing and reinsurance transactions whose terms range in duration and often are not explicitly defined. Certain portions of these indemnifications may be capped, while other portions are not subject to such limitations; therefore, the overall maximum amount of the obligation under the indemnifications cannot be reasonably estimated. At inception, the fair value of such indemnifications was insignificant. In addition, we believe the likelihood is remote that material payments will be required. Therefore, any liability accrued within our consolidated statements of financial position is insignificant. While we are unable to estimate with certainty the ultimate legal and financial liability with respect to these indemnifications, we believe that performance under these indemnifications would not result in a material adverse effect on our business or financial position. While the likelihood is remote, performance under these indemnifications could materially affect net income in a particular quarter or annual period.

Guaranty Funds

Under state insurance guaranty fund laws, insurers doing business in a state can be assessed, up to prescribed limits, for certain obligations of insolvent insurance companies to policyholders and claimants. A state’s fund assesses its members based on their pro rata market share of written premiums in the state for the classes of insurance for which the insolvent insurer was engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. We accrue liabilities for guaranty fund assessments when an assessment is probable, can be reasonably estimated and when the event obligating us to pay has occurred. While we cannot predict the amount and timing of any future assessments, we have established reserves we believe are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. As of December 31, 2025 and 2024, the liability balance for guaranty fund assessments, which is not discounted, was $17.9 million and $28.3 million, respectively, and was reported within other liabilities in the consolidated statements of financial position. As of December 31, 2025 and 2024, $13.6 million and $16.6 million, respectively, related to premium tax offsets were included in premiums due and other receivables in the consolidated statements of financial position.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Leases

As a lessee, we lease office space, data processing equipment, office furniture and office equipment under various operating leases. We also lease buildings and hardware storage equipment under finance leases. Lease assets and liabilities are recognized at the commencement of a lease based on the present value of lease payments over the lease term. We generally use our incremental borrowing rate based on the information available at the lease commencement date to determine the present value of lease payments. Lease term may include options to extend or terminate the lease when it is reasonably certain we will exercise the option. Leases with an initial term of twelve months or less are not recorded on the consolidated statements of financial position. We recognize lease expense for leases on a straight-line basis over the lease term. Some of our lease agreements include payments for property taxes, insurance, utilities or common area maintenance, which are not based on an index or rate. These payments are recognized in net income in the period in which the obligation has occurred.

We sublease certain office space to third parties, which are primarily operating leases. We record sublease income on a straight-line basis over the lease term.

The lease assets and liabilities were as follows:

	December 31,
	2025	2024
	(in millions)
Assets
Operating lease assets (1)	$84.3	$95.4
Finance lease assets (1)	41.0	67.6
Total lease assets	$125.3	$163.0

Liabilities
Operating lease liabilities (2)	$78.0	$88.1
Finance lease liabilities (2)	42.6	69.0
Total lease liabilities	$120.6	$157.1

(1)	Operating and finance lease assets are primarily reported within property and equipment on the consolidated statements of financial position.
(2)	Operating and finance lease liabilities are reported within other liabilities on the consolidated statements of financial position.

The lease cost was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Finance lease cost (1):
Amortization of right-of-use assets	$27.3	$29.8	$32.9
Interest on lease liabilities	2.2	2.6	1.9
Operating lease cost (1)	26.9	29.6	28.9
Other lease cost (1) (2)	6.4	6.7	6.6
Sublease income (3)	(1.2)	(0.5)	(0.3)
Total lease cost	$61.6	$68.2	$70.0

(1)	Finance, operating and other lease costs are primarily included in operating expenses on the consolidated statements of operations.
(2)	Other lease cost primarily reflects variable and short-term lease costs.
(3)	Sublease income is included in fees and other revenues on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Payments for operating leases for the years ended December 31, 2025, 2024 and 2023, were $25.9 million, $27.4 million and $32.4 million, respectively. Payments for finance leases for the years ended December 31, 2025, 2024 and 2023, were $29.3 million, $32.0 million and $34.3 million, respectively. The following represents future payments due by period for lease obligations:

	Operating leases	Finance leases	Total
	(in millions)
For the twelve months ending December 31:
2026	$21.9	$24.7	$46.6
2027	19.5	15.0	34.5
2028	15.0	4.4	19.4
2029	9.4	0.2	9.6
2030	6.7	—	6.7
2031 and thereafter	16.5	—	16.5
Total lease payments	89.0	44.3	133.3
Less: interest	11.0	1.7	12.7
Present value of lease liabilities	$78.0	$42.6	$120.6

The weighted-average remaining lease term and weighted-average discount rates were as follows:

	For the year ended December 31,
	2025	2024	2023
Weighted-average remaining lease term (in years):
Operating leases	6.9	7.0	7.3
Finance leases	2.0	2.8	3.0

Weighted-average discount rate:
Operating leases	3.4%	3.1%	2.9%
Finance leases	4.1%	4.0%	3.5%

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

18. Stockholder’s Equity

Other Comprehensive Income

	For the year ended December 31, 2025
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$1,671.1	$(356.5)	$1,314.6
Reclassification adjustment for losses included in net income (1)	145.0	(30.5)	114.5
Adjustments for assumed changes in amortization patterns	(1.0)	0.2	(0.8)
Adjustments for assumed changes in policyholder liabilities	9.0	(1.9)	7.1
Net unrealized gains on available-for-sale securities	1,824.1	(388.7)	1,435.4

Net unrealized losses on derivative instruments during the period	(100.5)	21.1	(79.4)
Reclassification adjustment for gains included in net income (2)	(5.6)	1.1	(4.5)
Adjustments for assumed changes in amortization patterns	0.1	—	0.1
Net unrealized losses on derivative instruments	(106.0)	22.2	(83.8)

Liability for future policy benefits discount rate remeasurement loss (3)	(580.1)	121.7	(458.4)

Market risk benefit nonperformance risk remeasurement gain (4)	2.0	(0.4)	1.6

Unrecognized postretirement benefit obligation during the period	4.4	(0.9)	3.5
Amortization of amounts included in net periodic benefit cost (5)	(1.2)	0.2	(1.0)
Net unrecognized postretirement benefit obligation	3.2	(0.7)	2.5

Other comprehensive income	$1,143.2	$(245.9)	$897.3

	For the year ended December 31, 2024
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized losses on available-for-sale securities during the period	$(996.6)	$205.4	$(791.2)
Reclassification adjustment for losses included in net income (1)	121.4	(25.6)	95.8
Adjustments for assumed changes in amortization patterns	9.8	(2.1)	7.7
Adjustments for assumed changes in policyholder liabilities	10.8	(2.3)	8.5
Net unrealized losses on available-for-sale securities	(854.6)	175.4	(679.2)

Net unrealized gains on derivative instruments during the period	71.2	(15.0)	56.2
Reclassification adjustment for gains included in net income (2)	(3.5)	0.8	(2.7)
Adjustments for assumed changes in amortization patterns	0.5	(0.1)	0.4
Net unrealized gains on derivative instruments	68.2	(14.3)	53.9

Liability for future policy benefits discount rate remeasurement gain (3)	1,099.6	(231.0)	868.6

Market risk benefit nonperformance risk remeasurement loss (4)	(11.3)	2.4	(8.9)

Unrecognized postretirement benefit obligation during the period	4.5	(0.9)	3.6
Amortization of amounts included in net periodic benefit cost (5)	(0.9)	0.2	(0.7)
Net unrecognized postretirement benefit obligation	3.6	(0.7)	2.9

Other comprehensive income	$305.5	$(68.2)	$237.3

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
	Pre-Tax	Tax	After-Tax
	(in millions)
Net unrealized gains on available-for-sale securities during the period	$2,069.1	$(438.8)	$1,630.3
Reclassification adjustment for losses included in net income (1)	355.1	(74.8)	280.3
Adjustments for assumed changes in amortization patterns	(2.5)	0.6	(1.9)
Adjustments for assumed changes in policyholder liabilities	0.7	(0.1)	0.6
Net unrealized gains on available-for-sale securities	2,422.4	(513.1)	1,909.3

Net unrealized losses on derivative instruments during the period	(44.9)	9.4	(35.5)
Reclassification adjustment for gains included in net income (2)	(7.4)	1.6	(5.8)
Adjustments for assumed changes in amortization patterns	(0.9)	0.2	(0.7)
Adjustments for assumed changes in policyholder liabilities	0.2	—	0.2
Net unrealized losses on derivative instruments	(53.0)	11.2	(41.8)

Liability for future policy benefits discount rate remeasurement loss (3)	(496.5)	104.3	(392.2)

Market risk benefit nonperformance risk remeasurement loss (4)	(39.4)	8.3	(31.1)

Unrecognized postretirement benefit obligation during the period	3.0	(0.7)	2.3
Amortization of amounts included in net periodic benefit cost (5)	(0.7)	0.2	(0.5)
Net unrecognized postretirement benefit obligation	2.3	(0.5)	1.8

Other comprehensive income	$1,835.8	$(389.8)	$1,446.0

(1)	Pre-tax reclassification adjustments relating to available-for-sale securities are reported in net realized capital gains (losses) and net realized capital gains (losses) on funds withheld assets on the consolidated statements of operations.

(2)	See Note 6, Derivative Financial Instruments, under the caption “Effect of Fair Value and Cash Flow Hedges on Consolidated Statements of Operations” for further details.
(3)	Includes the discount rate remeasurement gain (loss) associated with the LFPB and the associated reinsurance recoverable. See Note 11, Future Policy Benefits and Claims, under the caption “Liability for Future Policy Benefits” for further details.
(4)	See Note 12, Market Risk Benefits, for further details.
(5)	Amount is comprised of amortization of prior service cost (benefit) and recognized net actuarial (gain) loss, which is reported in operating expenses on the consolidated statements of operations. See Note 16, Employee and Agent Benefits, under the caption “Components of Net Periodic Benefit Cost” for further details.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Accumulated Other Comprehensive Loss

	Net unrealized losses on available-for-sale securities (1)	Net unrealized gains (losses) on derivative instruments	LFPB discount rate remeasurement gain	MRB nonperformance risk gain (loss)	Unrecognized postretirement benefit obligation	Accumulated other comprehensive loss
	(in millions)
Balances as of January 1, 2023	$(5,938.8)	$40.0	$1,284.7	$25.0	$14.4	$(4,574.7)
Other comprehensive income during the period, net of adjustments	1,629.0	(36.0)	(392.2)	(31.1)	2.3	1,172.0
Amounts reclassified from AOCI	280.3	(5.8)	—	—	(0.5)	274.0
Other comprehensive income	1,909.3	(41.8)	(392.2)	(31.1)	1.8	1,446.0
Balances as of December 31, 2023	(4,029.5)	(1.8)	892.5	(6.1)	16.2	(3,128.7)
Other comprehensive income during the period, net of adjustments	(775.0)	56.6	868.6	(8.9)	3.6	144.9
Amounts reclassified from AOCI	95.8	(2.7)	—	—	(0.7)	92.4
Other comprehensive income	(679.2)	53.9	868.6	(8.9)	2.9	237.3
Balances as of December 31, 2024	(4,708.7)	52.1	1,761.1	(15.0)	19.1	(2,891.4)
Other comprehensive income during the period, net of adjustments	1,320.9	(79.3)	(458.4)	1.6	3.5	788.3
Amounts reclassified from AOCI	114.5	(4.5)	—	—	(1.0)	109.0
Other comprehensive income	1,435.4	(83.8)	(458.4)	1.6	2.5	897.3
Balances as of December 31, 2025	$(3,273.3)	$(31.7)	$1,302.7	$(13.4)	$21.6	$(1,994.1)

(1)	Net unrealized losses on available-for-sale securities for which an allowance for credit loss has been recorded were $6.3 million, $1.4 million and $1.5 million as of December 31, 2025, 2024 and 2023, respectively.

Noncontrolling Interest

Interests held by unaffiliated parties in consolidated entities were reflected in noncontrolling interest, which represented the noncontrolling partners’ share of the underlying net assets of our consolidated subsidiaries. Noncontrolling interest that was not redeemable was reported in the equity section of the consolidated statements of financial position.

The noncontrolling interest holder in one of our consolidated VIEs maintained an equity interest that was redeemable at the option of the holder, which was exercised in 2025. Since redemption of the noncontrolling interest was outside of our control, this interest was presented on the consolidated statements of financial position line item titled “Redeemable noncontrolling interest”.

Following is a reconciliation of the changes in the redeemable noncontrolling interest (in millions):

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Beginning balance	$5.0	$—	$—
Net income attributable to redeemable noncontrolling interest	0.2	0.4	—
Redeemable noncontrolling interest of deconsolidated entities (1)	(12.5)	—	—
Contributions from redeemable noncontrolling interest	7.5	5.0	—
Distributions to redeemable noncontrolling interest	(0.2)	(0.4)	—
Ending balance	$—	$5.0	$—

(1)	We deconsolidated a sponsored investment fund as it no longer met the requirements for consolidation.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Dividend Limitations

Under Iowa law, we may pay dividends or make other distributions only from the earned surplus arising from our business and must receive the prior approval of the Commissioner of Insurance of the State of Iowa (“the Commissioner”) to pay stockholder dividends or make any other distribution if such distribution would exceed certain statutory limitations. Iowa law gives the Commissioner discretion to disapprove requests for distributions in excess of these limitations. Extraordinary dividends include those made, together with dividends and other distributions, within the preceding twelve months that exceed the greater of (i) 10% of our statutory policyholder surplus as of the previous year-end excluding admitted disallowed interest maintenance reserve or (ii) the statutory net gain from operations from the previous calendar year, not to exceed earned surplus. Based on this limitation and 2025 statutory results, we could pay approximately $1,234.0 million in ordinary stockholder dividends in 2026 without prior regulatory approval. However, because the dividend test is based on dividends previously paid over rolling twelve-month periods, if paid before a specified date during 2026, some or all of such dividends may be extraordinary and require regulatory approval.

19. Fair Value Measurements

We use fair value measurements to record fair value of certain assets and liabilities and to estimate fair value of financial instruments not recorded at fair value but required to be disclosed at fair value. Certain financial instruments, particularly policyholder liabilities other than investment contracts, are excluded from these fair value disclosure requirements.

Valuation Hierarchy

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety considering factors specific to the asset or liability.

●	Level 1 – Fair values are based on unadjusted quoted prices in active markets for identical assets or liabilities.

●	Level 2 – Fair values are based on inputs other than quoted prices within Level 1 that are observable for the asset or liability, either directly or indirectly.

●	Level 3 – Fair values are based on at least one significant unobservable input for the asset or liability.

Determination of Fair Value

The following discussion describes the valuation methodologies and inputs used for assets and liabilities measured at fair value on a recurring basis. The techniques utilized in estimating the fair value of financial instruments are reliant on the assumptions used. Care should be exercised in deriving conclusions about our business, its value or financial position based on the fair value information of financial instruments presented below.

Fair value estimates are made based on available market information and judgments about the financial instrument at a specific point in time. Such estimates do not consider the tax impact of the realization of unrealized gains or losses. In addition, the disclosed fair value may not be realized in the immediate settlement of the financial instrument. We validate prices through an investment analyst review process, which includes validation through direct interaction with external sources, review of recent trade activity or use of internal models. In circumstances where broker quotes are used to value an instrument, we generally receive one non-binding quote. Broker quotes are validated through an investment analyst review process, which includes validation through direct interaction with external sources and use of internal models or other relevant information. We did not make any significant changes to our valuation processes during 2025.

Fixed Maturities

Fixed maturities include bonds, ABS, redeemable preferred stock and certain non-redeemable preferred securities. When available, the fair value of fixed maturities is based on quoted prices of identical assets in active markets. These are reflected in Level 1 and primarily include U.S. Treasury bonds and actively traded redeemable corporate preferred securities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

When quoted prices of identical assets in active markets are not available, our first priority is to obtain prices from third party pricing vendors. We have regular interaction with these vendors to ensure we understand their pricing methodologies and to confirm they are utilizing observable market information. Their methodologies vary by asset class and include inputs such as estimated cash flows, benchmark yields, reported trades, broker quotes, credit quality, industry events and economic events. Fixed maturities with validated prices from pricing services, which includes the majority of our public fixed maturities in all asset classes, are generally reflected in Level 2. Also included in Level 2 are corporate bonds when quoted market prices are not available, for which an internal model using substantially all observable inputs or a matrix pricing valuation approach is used. In the matrix approach, securities are grouped into pricing categories that vary by sector, rating and average life. Each pricing category is assigned a risk spread based on studies of observable public market data for specific security classes. The expected cash flows of the security are then discounted back at the current Treasury curve plus the appropriate risk spread. Although the matrix valuation approach provides a fair valuation of each pricing category, the valuation of an individual security within each pricing category may also be impacted by company specific factors.

If we are unable to price a fixed maturity security using prices from third party pricing vendors or other sources specific to the asset class, we may obtain a broker quote or utilize an internal pricing model specific to the asset utilizing relevant market information, to the extent available and where at least one significant unobservable input is utilized. These are reflected in Level 3 in the fair value hierarchy and can include fixed maturities across all asset classes. As of December 31, 2025, approximately 3% of our total fixed maturities were Level 3 securities valued using internal pricing models.

The primary inputs, by asset class, for valuations of the majority of our Level 2 investments from third party pricing vendors or our internal pricing valuation approach are described below.

U.S. Government and Agencies/Non-U.S. Governments. Inputs include recently executed market transactions, interest rate yield curves, maturity dates, market price quotations and credit spreads relating to similar instruments.

States and Political Subdivisions. Inputs include Municipal Securities Rulemaking Board reported trades, U.S. Treasury and other benchmark curves, material event notices, new issue data and obligor credit ratings.

Corporate. Inputs include recently executed transactions, market price quotations, benchmark yields, issuer spreads and observations of equity and credit default swap curves related to the issuer. For private placement corporate securities valued through the matrix valuation approach inputs include the current Treasury curve and risk spreads based on sector, rating and average life of the issuance.

RMBS, CMBS, Collateralized Debt Obligations and Other Debt Obligations. Inputs include cash flows, priority of the tranche in the capital structure, expected time to maturity for the specific tranche, reinvestment period remaining and performance of the underlying collateral including prepayments, defaults, deferrals, loss severity of defaulted collateral and, for RMBS, prepayment speed assumptions. Other inputs include market indices and recently executed market transactions.

Equity Securities

Equity securities include mutual funds, common stock and non-redeemable preferred stock. Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are reflected in Level 1. When quoted prices are not available, we may utilize internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices or the net asset value (“NAV”), which are reflected in Level 2. Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities, which are reflected in Level 3.

Mortgage Loans

Mortgage loans reported at fair value included those of a consolidated VIE for which the fair value option was elected. Fair values of commercial mortgage loans were primarily determined by discounting the expected cash flows at current treasury rates plus an applicable risk spread, which reflected credit quality and maturity of the loans. The risk spread was based on market clearing levels for loans with comparable credit quality, maturities and risk. These are reflected in Level 3. Mortgage loans valued using securitized pricing based on observable market data should be reflected in Level 2 of the fair value hierarchy. The consolidated VIE was deconsolidated during 2025.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Derivatives

The fair values of exchange-traded derivatives are determined through quoted market prices, which are reflected in Level 1. Exchange-traded derivatives include futures that are settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of OTC cleared derivatives are determined through market prices published by the clearinghouses, which are reflected in Level 2. The clearinghouses utilize the secured overnight financing rate (“SOFR”) curve in their valuation. Variation margin associated with OTC cleared derivatives is settled daily, which reduces their fair value in the consolidated statements of financial position. The fair values of bilateral OTC derivative instruments are determined using either pricing valuation models that utilize market observable inputs or broker quotes. The majority of our bilateral OTC derivatives are valued with models that use market observable inputs, which are reflected in Level 2. Significant inputs include contractual terms, interest rates, currency exchange rates, credit spread curves, equity prices and volatilities. These valuation models consider projected discounted cash flows, relevant swap curves and appropriate implied volatilities. Certain bilateral OTC derivatives utilize unobservable market data, primarily independent broker quotes that are nonbinding quotes based on models that do not reflect the result of market transactions, which are reflected in Level 3.

Our non-cleared derivative contracts are generally documented under ISDA Master Agreements, which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties. Collateral arrangements are bilateral and based on current ratings of each entity. We utilize the SOFR curve to value our positions. Counterparty credit risk is routinely monitored to ensure our adjustment for nonperformance risk is appropriate. Our centrally cleared derivative contracts are conducted with regulated centralized clearinghouses, which provide for daily exchange of cash collateral or variation margin equal to the difference in the daily market values of those contracts that eliminates the nonperformance risk on these trades.

Interest Rate Contracts. For non-cleared contracts, which include interest rate swaps and interest rate options, we use discounted cash flow valuation techniques to determine the fair value using observable swap curves as the inputs. These are reflected in Level 2. We have forward contracts for which we obtain prices from third party pricing vendors. These are reflected in Level 2. For centrally cleared contracts we use published prices from clearinghouses. These are reflected in Level 2. In addition, we have forward contracts that are valued using broker quotes. These are reflected in Level 3.

Foreign Exchange Contracts. We use discounted cash flow valuation techniques that utilize observable swap curves and exchange rates as the inputs to determine the fair value of foreign currency swaps. These are reflected in Level 2. Currency forwards are valued using observable market inputs, including forward currency exchange rates. These are reflected in Level 2. In addition, we had a limited number of non-standard currency swaps that were valued using broker quotes. These were reflected within Level 3.

Equity Contracts. We use an option pricing model using observable implied volatilities, dividend yields, index prices and swap curves as the inputs to determine the fair value of equity options. Certain total return swaps use an accrual method comparing both cash flows to determine fair value. These are reflected in Level 2. Certain equity option contracts are valued using broker quotes. These are reflected in Level 3.

Credit Contracts. We use either the ISDA Credit Default Swap Standard discounted cash flow model that utilizes observable default probabilities and recovery rates as inputs to determine the fair value of credit default swaps. These are reflected in Level 2. In addition, we have total return swaps and a limited number of credit default swaps that are valued using broker quotes. These are reflected within Level 3.

Other Investments

Other investments reported at fair value include invested assets of consolidated sponsored investment funds, unconsolidated sponsored investment funds, other investment funds reported at fair value, other loans of a consolidated VIE for which the fair value option was elected and certain redeemable and nonredeemable preferred stock.

The fair value of investment funds is determined using the NAV of the fund. The NAV of the fund represents the price at which we would be able to initiate a transaction. Investments for which the NAV represents a quoted price in an active market for identical assets are reflected in Level 1. Investments that do not have a quoted price in an active market are reflected in Level 2.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Other loans of a consolidated VIE for which the fair value option was elected are reflected in Level 3. The fair value of these loans is estimated using a discounted cash flow valuation model that utilizes standard assumption-setting methodology accepted by market participants in the industry. The assumptions are formed based on historical performance of the loans and utilizes market data inputs such as charge-off rates, prepayment rates, recovery rates and discount rates.

Cash Equivalents

Certain cash equivalents are reported at fair value on a recurring basis and include money market instruments and other short-term investments with maturities of three months or less. Fair values of these cash equivalents may be determined using public quotations, when available, which are reflected in Level 1. When public quotations are not available, because of the highly liquid nature of these assets, carrying amounts may be used to approximate fair values, which are reflected in Level 2.

Separate Account Assets

Separate account assets include equity securities, debt securities, cash equivalents and derivative instruments, for which fair values are determined as previously described, and are reflected in Level 1, Level 2 and Level 3. Separate account assets also include commercial mortgage loans, for which the fair value is estimated by discounting the expected total cash flows using market rates that are applicable to the yield, credit quality and maturity of the loans. The market clearing spreads vary based on mortgage type, weighted average life, rating and liquidity. These are reflected in Level 3. Finally, separate account assets include real estate, for which the fair value is estimated using discounted cash flow valuation models that utilize various public real estate market data inputs. In addition, each property is appraised annually by an independent appraiser. The real estate included in separate account assets is recorded net of related mortgage encumbrances for which the fair value is estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. The real estate within the separate accounts is reflected in Level 3.

Market Risk Benefits

MRBs are measured at fair value at the contract level on a recurring basis and are reflected in Level 3 as either an asset or a liability, depending on certain inputs at the reporting date. The key assumptions for calculating the fair value are market assumptions and policyholder behavior. Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The MRBs are valued using stochastic models that incorporate a spread reflecting our own nonperformance risk.

The assumption for our own nonperformance risk is based on current market credit spreads for debt-like instruments we have issued and are available in the market. Refer to Note 12, Market Risk Benefits, for further information on the determination of fair value measurement of MRBs.

Investment and Universal Life Contracts

Certain universal life, annuity and other investment contracts include embedded derivatives that have been bifurcated from the host contract and are measured at fair value on a recurring basis, which are reflected in Level 3. The key assumptions for calculating the fair value of the embedded derivative liabilities are market assumptions (such as equity market returns, interest rate levels, market volatility and correlations) and policyholder behavior assumptions (such as lapse and mortality). Risk margins are included in the policyholder behavior assumptions. The assumptions are based on a combination of historical data and actuarial judgment. The embedded derivative liabilities are valued using models that incorporate a spread reflecting our own creditworthiness.

The assumption for our own nonperformance risk for investment contracts and any embedded derivatives bifurcated from certain universal life, annuity and investment contracts is based on the current market credit spreads for debt-like instruments we have issued and are available in the market.

Funds Withheld Payable

The funds withheld payable includes an embedded derivative that has been bifurcated from the host contract and is measured at fair value on a recurring basis, which is reflected in Level 3. The fair value is determined based on the change in the estimated fair value of the underlying funds withheld investments. The fair value of these assets is determined as previously described.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Long-Term Debt

Long-term debt reported at fair value included that of a consolidated VIE for which the fair value option was elected. The long-term debt was a secured credit facility that was primarily financing for commercial real estate loans. The fair value was estimated using discounted cash flow analysis based on our incremental borrowing rate for similar borrowing arrangements. These were reflected in Level 2. The consolidated VIE was deconsolidated during 2025.

Assets and Liabilities Measured at Fair Value on a Recurring Basis

Assets and liabilities measured at fair value on a recurring basis were as follows:

	December 31, 2025
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,718.4	$—	$1,459.3	$259.1	$—
Non-U.S. governments	508.4	—	—	508.4	—
States and political subdivisions	7,109.6	—	—	7,042.8	66.8
Corporate	35,029.5	—	27.8	32,523.9	2,477.8
Residential mortgage-backed pass-through securities	3,472.4	—	—	3,472.4	—
Commercial mortgage-backed securities	5,363.5	—	—	5,361.1	2.4
Collateralized debt obligations (1)	6,420.6	—	—	6,420.6	—
Other debt obligations	10,669.9	—	—	8,914.2	1,755.7
Total fixed maturities, available-for-sale	70,292.3	—	1,487.1	64,502.5	4,302.7
Fixed maturities, trading	1,020.5	—	—	720.9	299.6
Equity securities	548.9	—	520.6	28.3	—
Derivative assets (2)	1,154.8	—	—	1,130.1	24.7
Other investments	273.6	106.4	—	—	167.2
Cash equivalents	2,550.8	—	59.5	2,491.3	—
Market risk benefit asset (3)	197.1	—	—	—	197.1
Sub-total excluding separate account assets	76,038.0	106.4	2,067.2	68,873.1	4,991.3

Separate account assets	149,968.5	7,613.8	119,669.5	21,942.7	742.5
Total assets	$226,006.5	$7,720.2	$121,736.7	$90,815.8	$5,733.8

Liabilities
Investment and universal life contracts (4)	$(1,410.2)	$—	$—	$—	$(1,410.2)
Market risk benefit liability (3)	(66.9)	—	—	—	(66.9)
Funds withheld payable embedded derivative (4)	2,432.6	—	—	—	2,432.6
Derivative liabilities (2)	(546.0)	—	—	(539.4)	(6.6)
Total liabilities	$409.5	$—	$—	$(539.4)	$948.9

Net assets	$226,416.0	$7,720.2	$121,736.7	$90,276.4	$6,682.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Assets/	Amount
	(liabilities)	measured at	Fair value hierarchy level
	measured at	net asset
	fair value	value (5)	Level 1	Level 2	Level 3
	(in millions)
Assets
Fixed maturities, available-for-sale:
U.S. government and agencies	$1,434.9	$—	$1,178.0	$256.9	$—
Non-U.S. governments	482.0	—	—	482.0	—
States and political subdivisions	6,038.9	—	—	5,973.8	65.1
Corporate	33,357.2	—	29.1	30,977.7	2,350.4
Residential mortgage-backed pass-through securities	3,319.6	—	—	3,319.6	—
Commercial mortgage-backed securities	5,177.1	—	—	5,174.4	2.7
Collateralized debt obligations (1)	6,556.6	—	—	6,556.6	—
Other debt obligations	8,894.1	—	—	7,415.8	1,478.3
Total fixed maturities, available-for-sale	65,260.4	—	1,207.1	60,156.8	3,896.5
Fixed maturities, trading	890.7	—	—	459.4	431.3
Equity securities	804.6	—	773.9	30.7	—
Mortgage loans	140.6	—	—	—	140.6
Derivative assets (2)	629.7	—	—	608.3	21.4
Other investments	237.1	106.7	—	—	130.4
Cash equivalents	2,421.9	—	199.9	2,222.0	—
Market risk benefit asset (3)	199.5	—	—	—	199.5
Sub-total excluding separate account assets	70,584.5	106.7	2,180.9	63,477.2	4,819.7

Separate account assets	138,860.2	7,573.6	111,650.4	18,909.5	726.7
Total assets	$209,444.7	$7,680.3	$113,831.3	$82,386.7	$5,546.4

Liabilities
Investment and universal life contracts (4)	$(578.2)	$—	$—	$—	$(578.2)
Market risk benefit liability (3)	(62.1)	—	—	—	(62.1)
Funds withheld payable embedded derivative (4)	2,906.0	—	—	—	2,906.0
Long-term debt	(21.8)	—	—	(21.8)	—
Derivative liabilities (2)	(471.4)	—	—	(463.7)	(7.7)
Total liabilities	$1,772.5	$—	$—	$(485.5)	$2,258.0

Net assets	$211,217.2	$7,680.3	$113,831.3	$81,901.2	$7,804.4

(1)	Primarily consists of collateralized loan obligations backed by secured corporate loans.
(2)	Within the consolidated statements of financial position, derivative assets are reported with other investments and derivative liabilities are reported with other liabilities. The amounts are presented gross in the tables above to reflect the presentation on the consolidated statements of financial position; however, are presented net for purposes of the rollforward in the Changes in Level 3 Fair Value Measurements tables. Refer to Note 6, Derivative Financial Instruments, for further information on fair value by class of derivative instruments.
(3)	Refer to Note 12, Market Risk Benefits, for further information on the change in the Level 3 fair value measurements of MRBs.
(4)	Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported. The funds withheld payable embedded derivative could be in either an asset or (liability) position.
(5)	Certain investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Other investments using the NAV practical expedient consist of certain fund interests that are restricted until maturity with unfunded commitments totaling $2.9 million and $3.1 million as of December 31, 2025 and 2024, respectively. Separate account assets using the NAV practical expedient consist of certain funds with varying investment strategies that also have a variety of redemption terms and conditions. We do not have unfunded commitments associated with these funds.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Changes in Level 3 Fair Value Measurements

The reconciliation for all assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) was as follows:

	For the year ended December 31, 2025

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2025	income (2)	income (3)	(4)	Level 3	Level 3	2025
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$65.1	$—	$3.5	$(1.8)	$—	$—	$66.8
Corporate	2,350.4	(5.5)	(24.9)	157.8	—	—	2,477.8
Commercial mortgage-backed securities	2.7	—	0.1	(0.4)	—	—	2.4
Other debt obligations	1,478.3	0.1	17.3	256.5	122.5	(119.0)	1,755.7
Total fixed maturities, available-for-sale	3,896.5	(5.4)	(4.0)	412.1	122.5	(119.0)	4,302.7
Fixed maturities, trading	431.3	(17.7)	—	(109.2)	—	(4.8)	299.6
Mortgage loans	140.6	—	—	(140.6)	—	—	—
Other investments	130.4	(6.1)	—	42.9	—	—	167.2
Separate account assets (1)	726.7	23.1	—	(7.3)	—	—	742.5

Liabilities
Investment and universal life contracts	(578.2)	(258.9)	—	(573.1)	—	—	(1,410.2)
Funds withheld payable embedded derivative	2,906.0	(473.4)	—	—	—	—	2,432.6

Derivatives
Net derivative assets (liabilities)	13.7	6.3	—	(1.9)	—	—	18.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2024	income (2)	income (3)	(4)	Level 3	Level 3	2024
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$68.2	$—	$(1.5)	$0.8	$15.5	$(17.9)	$65.1
Corporate	2,305.9	(28.2)	(25.1)	38.9	58.9	—	2,350.4
Commercial mortgage-backed securities	3.0	—	—	(0.3)	—	—	2.7
Collateralized debt obligations	75.4	—	(0.7)	(71.7)	—	(3.0)	—
Other debt obligations	1,182.6	0.2	(0.8)	267.7	140.2	(111.6)	1,478.3
Total fixed maturities, available-for-sale	3,635.1	(28.0)	(28.1)	235.4	214.6	(132.5)	3,896.5
Fixed maturities, trading	379.8	(1.5)	—	53.0	—	—	431.3
Mortgage loans	—	—	—	140.6	—	—	140.6
Other investments	164.6	(22.9)	—	(11.3)	—	—	130.4
Separate account assets (1)	752.8	(17.5)	—	(8.6)	—	—	726.7

Liabilities
Investment and universal life contracts	(115.5)	(166.1)	—	(296.6)	—	—	(578.2)
Funds withheld payable embedded derivative	2,326.1	579.9	—	—	—	—	2,906.0

Derivatives
Net derivative assets (liabilities)	5.3	8.3	—	0.4	0.1	(0.4)	13.7

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023

	Beginning			Net			Ending
	asset/	Total realized/unrealized		purchases,			asset/
	(liability)	gains (losses)		sales,			(liability)
	balance		Included in	issuances			balance
	as of	Included	other	and	Transfers	Transfers	as of
	January 1,	in net	comprehensive	settlements	into	out of	December 31,
	2023	income (2)	income (3)	(4)	Level 3	Level 3	2023
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$69.1	$—	$0.8	$(1.7)	$—	$—	$68.2
Corporate	1,568.3	(4.5)	13.3	593.6	212.4	(77.2)	2,305.9
Commercial mortgage-backed securities	3.4	—	—	(0.4)	—	—	3.0
Collateralized debt obligations	56.2	—	1.9	165.8	—	(148.5)	75.4
Other debt obligations	467.8	1.3	1.2	537.0	239.5	(64.2)	1,182.6
Total fixed maturities, available-for-sale	2,164.8	(3.2)	17.2	1,294.3	451.9	(289.9)	3,635.1
Fixed maturities, trading	106.2	2.4	—	271.2	—	—	379.8
Other investments	1.4	(5.7)	—	168.9	—	—	164.6
Separate account assets (1)	1,034.1	(7.9)	—	(273.4)	—	—	752.8

Liabilities
Investment and universal life contracts	(46.3)	(37.8)	—	(31.4)	—	—	(115.5)
Funds withheld payable embedded derivative	3,652.8	(1,326.7)	—	—	—	—	2,326.1

Derivatives
Net derivative assets (liabilities)	(4.0)	6.1	—	3.1	0.1	—	5.3

(1)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

(2)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses), net realized capital gains (losses) on funds withheld assets or change in fair value of funds withheld embedded derivative within the consolidated statements of operations. Realized and unrealized gains (losses) on certain securities with an investment objective to realize economic value through mark-to-market changes are reported in net investment income within the consolidated statements of operations. Changes in unrealized gains (losses) included in net income relating to positions still held were:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$31.5	$(39.1)	$0.3
Other debt obligations	—	0.2	1.9
Total fixed maturities, available-for-sale	31.5	(38.9)	2.2
Fixed maturities, trading	(3.0)	(7.0)	2.3
Other investments	6.0	(10.0)	(5.3)
Separate account assets	37.8	(9.8)	(80.3)

Liabilities
Investment and universal life contracts	(253.4)	(155.8)	(29.2)
Funds withheld payable embedded derivative	(473.4)	579.9	(1,326.7)

Derivatives
Net derivative assets (liabilities)	3.4	8.1	7.3

(3)	Changes in unrealized gains (losses) included in OCI relating to positions still held were:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$3.5	$(1.4)	$(4.1)
Corporate	(24.8)	(25.7)	(38.9)
Commercial mortgage-backed securities	0.1	—	—
Collateralized debt obligations	—	0.1	0.7
Other debt obligations	19.8	(0.5)	(29.8)
Total fixed maturities, available-for-sale	(1.4)	(27.5)	(72.1)

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

(4)	Gross purchases, sales, issuances and settlements were:

	For the year ended December 31, 2025
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.8)	$(1.8)
Corporate	627.4	(236.4)	—	(233.2)	157.8
Commercial mortgage-backed securities	—	—	—	(0.4)	(0.4)
Other debt obligations	703.6	(177.7)	—	(269.4)	256.5
Total fixed maturities, available-for-sale	1,331.0	(414.1)	—	(504.8)	412.1
Fixed maturities, trading	245.2	(213.4)	—	(141.0)	(109.2)
Mortgage loans	—	—	—	(140.6)	(140.6)
Other investments	203.9	—	—	(161.0)	42.9
Separate account assets (5)	—	(49.9)	—	42.6	(7.3)

Liabilities
Investment and universal life contracts	—	—	(625.4)	52.3	(573.1)

Derivatives
Net derivative assets (liabilities)	(1.9)	—	—	—	(1.9)

	For the year ended December 31, 2024
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$2.5	$—	$—	$(1.7)	$0.8
Corporate	659.3	(322.2)	—	(298.2)	38.9
Commercial mortgage-backed securities	—	—	—	(0.3)	(0.3)
Collateralized debt obligations	35.1	(90.0)	—	(16.8)	(71.7)
Other debt obligations	601.3	(101.4)	—	(232.2)	267.7
Total fixed maturities, available-for-sale	1,298.2	(513.6)	—	(549.2)	235.4
Fixed maturities, trading	309.5	(147.6)	—	(108.9)	53.0
Mortgage loans	140.6	—	—	—	140.6
Other investments	182.1	—	—	(193.4)	(11.3)
Separate account assets (5)	—	(30.3)	(60.0)	81.7	(8.6)

Liabilities
Investment and universal life contracts	—	—	(364.4)	67.8	(296.6)

Derivatives
Net derivative assets (liabilities)	0.4	—	—	—	0.4

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
					Net purchases,
					sales, issuances
	Purchases	Sales	Issuances	Settlements	and settlements
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$—	$—	$(1.7)	$(1.7)
Corporate	815.2	(27.7)	—	(193.9)	593.6
Commercial mortgage-backed securities	—	—	—	(0.4)	(0.4)
Collateralized debt obligations	167.0	—	—	(1.2)	165.8
Other debt obligations	563.3	—	—	(26.3)	537.0
Total fixed maturities, available-for-sale	1,545.5	(27.7)	—	(223.5)	1,294.3
Fixed maturities, trading	424.7	(138.7)	—	(14.8)	271.2
Other investments	194.2	—	—	(25.3)	168.9
Separate account assets (5)	—	(286.3)	(109.1)	122.0	(273.4)

Liabilities
Investment and universal life contracts	—	—	(69.9)	38.5	(31.4)

Derivatives
Net derivative assets (liabilities)	0.8	2.3	—	—	3.1

(5)	Issuances and settlements include amounts related to mortgage encumbrances associated with real estate in our separate accounts.

Transfers

Transfers of assets and liabilities measured at fair value on a recurring basis between fair value hierarchy levels were as follows:

	For the year ended December 31, 2025
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
Other debt obligations	$—	$122.5	—	$119.0
Total fixed maturities, available-for-sale	—	122.5	—	119.0
Fixed maturities, trading	—	—	—	4.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
States and political subdivisions	$—	$15.5	$—	$17.9
Corporate	—	58.9	—	—
Collateralized debt obligations	—	—	—	3.0
Other debt obligations	—	140.2	—	111.6
Total fixed maturities, available-for-sale	—	214.6	—	132.5

Derivatives
Net derivative assets (liabilities)	—	0.1	—	0.4

	For the year ended December 31, 2023
	Transfers out	Transfers out	Transfers out	Transfers out
	of Level 1 into	of Level 2 into	of Level 3 into	of Level 3 into
	Level 3	Level 3	Level 1	Level 2
	(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$—	$212.4	$—	$77.2
Collateralized debt obligations	—	—	—	148.5
Other debt obligations	—	239.5	—	64.2
Total fixed maturities, available-for-sale	—	451.9	—	289.9

Derivatives
Net derivative assets (liabilities)	—	0.1	—	—

Assets transferred into Level 3 during 2025, 2024 and 2023, primarily included those assets for which we are now unable to obtain pricing from a recognized third party pricing vendor as well as assets that were previously priced using a matrix valuation approach that may no longer be relevant when applied to asset-specific situations.

Assets transferred out of Level 3 during 2025, 2024 and 2023, included those assets for which we are now able to obtain pricing from a recognized third party pricing vendor or from internal models using substantially all market observable information.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Quantitative Information about Level 3 Fair Value Measurements

The following table provides quantitative information about the significant unobservable inputs used for recurring fair value measurements categorized within Level 3, excluding assets and liabilities for which significant quantitative unobservable inputs are not developed internally, which primarily consists of those valued using broker quotes. The MRB asset and liability are excluded from the table. Refer to Note 12, Market Risk Benefits, for information on the unobservable inputs used for fair value measurement of MRBs. The funds withheld payable embedded derivative is excluded from the table as the determination of its fair value incorporates the fair value of the invested assets supporting the reinsurance agreement. The commercial mortgage loans of a consolidated VIE are excluded from the table as the determination of fair value was based on transaction price due to proximity of purchase to year-end, and thus no inputs to be provided. Refer to “Assets and liabilities measured at fair value on a recurring basis” for a complete valuation hierarchy summary.

December 31, 2025
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$2,017.3	Discounted cash flow	Discount rate (1)	2.7%-13.1%	8.0%
			Earnings before interest, taxes, depreciation and amortization multiple	0.9x	0.9x
			Illiquidity premium	30 basis points (“bps”)-771bps	146bps
			Comparability adjustment	(120)bps-3,462bps	122bps
Other debt obligations	1,745.4	Discounted cash flow	Discount rate (1)	3.4%-8.6%	4.2%
			Illiquidity premium	(83)bps-415bps	179bps
			Comparability adjustment	(10)bps-285bps	66bps
Fixed maturities, trading	118.7	Discounted cash flow	Discount rate (1)	8.5%-13.0%	9.5%
			Earnings before interest, taxes, depreciation and amortization multiple	0.9x	0.9x
			Illiquidity premium	(88)bps-2,047bps	119bps

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2025
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Separate account assets	742.5	Discounted cash flow - real estate	Discount rate (1)	6.8%-9.3%	7.3%
			Terminal capitalization rate	5.5%-8.0%	6.0%
			Average market rent growth rate	2.0%-3.3%	2.7%
		Discounted cash flow - real estate debt	Loan to value	47.2%-69.3%	52.7%
			Market interest rate	5.3%-6.4%	5.8%

Liabilities
Investment and universal life contracts (4)	(1,410.2)	Discounted cash flow	Long duration interest rate	3.5%-4.8% (2)	4.8%
			Long-term equity market volatility	16.1%-33.4%	21.8%
			Nonperformance risk	0.5%-1.1%	0.9%
			Lapse rate	0.0%-55.0%	8.0%
			Mortality rate	See note (3)

December 31, 2024
Assets /
(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
(in millions)
Assets
Fixed maturities, available-for-sale:
Corporate	$1,817.8	Discounted cash flow	Discount rate (1)	2.1%-12.7%	8.0%
			Earnings before interest, taxes, depreciation and amortization multiple	1.1x-1.7x	1.3x
			Illiquidity premium	30bps-791bps	142bps
			Comparability adjustment	(42)bps-2,947bps	149bps
Other debt obligations	1,343.1	Discounted cash flow	Discount rate (1)	4.9%-7.7%	5.4%
			Illiquidity premium	(83)bps-260bps	120bps
			Comparability adjustment	(19)bps-415bps	128bps

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	December 31, 2024
	Assets /
	(liabilities)
	measured at	Valuation	Unobservable	Input/range	Weighted
	fair value	technique(s)	input description	of inputs	average
	(in millions)
Fixed maturities, trading	175.4	Discounted cash flow	Discount rate (1)	9.5%-13.0%	10.4%
			Earnings before interest, taxes, depreciation and amortization multiple	1.1x	1.1x
			Illiquidity premium	(32)bps-2,947bps	186bps
Separate account assets	726.7	Discounted cash flow - real estate	Discount rate (1)	7.0%-11.0%	7.2%
			Terminal capitalization rate	5.5%-9.5%	6.0%
			Average market rent growth rate	2.0%-4.5%	2.7%
		Discounted cash flow - real estate debt	Loan to value	46.4%-69.5%	59.2%
			Market interest rate	4.9%-7.2%	6.1%

Liabilities
Investment and universal life contracts (4)	(578.2)	Discounted cash flow	Long duration interest rate	3.0%-4.9% (2)	4.8%
			Long-term equity market volatility	14.5%-49.3%	21.4%
			Nonperformance risk	0.4%-1.1%	0.8%
			Lapse rate	0.0%-55.0%	8.5%
			Mortality rate	See note (3)

(1)	Represents market comparable interest rate or an index adjusted rate used as the base rate in the discounted cash flow analysis prior to any illiquidity or other adjustments, where applicable.
(2)	Represents the range of rate curves used in the valuation analysis that we have determined market participants would use when pricing the instrument. Derived from interpolation between various observable swap rates.
(3)	This input is based on an appropriate industry mortality table and a range does not provide a meaningful presentation.
(4)	Includes bifurcated embedded derivatives that are reported at net asset (liability) fair value within the same line item in the consolidated statements of financial position in which the host contract is reported.

Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. The use of a higher or lower discount rate would have caused the fair value of the assets to significantly decrease or increase, respectively. Additionally, we may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. The use of a higher or lower illiquidity premium would have caused significant decreases or increases, respectively, in the fair value of the asset.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Embedded derivatives within our investment and universal life contracts liability can be in either an asset or liability position, depending on certain inputs at the reporting date. Increases to an asset or decreases to a liability are described as increases to fair value. The use of a higher or lower market volatility would have caused significant decreases or increases, respectively, in the fair value of embedded derivatives in investment and universal life contracts. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value and impact the discount rate used in the discounted future cash flows valuation. The use of higher or lower risk-free rates would have caused the fair value of the embedded derivative to significantly increase or decrease, respectively. The use of a higher or lower rate for our own credit risks, which impact the rates used to discount future cash flows, would have significantly increased or decreased, respectively, the fair value of the embedded derivative. The use of a lower or higher mortality rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively. The use of a lower or higher overall lapse rate assumption would have caused the fair value of the embedded derivative to decrease or increase, respectively.

Assets and Liabilities Measured at Fair Value on a Nonrecurring Basis

No significant assets and liabilities were measured at fair value on a nonrecurring basis for the years ended December 31, 2025, 2024 and 2023.

Fair Value Option

We elected fair value accounting for:

•	Certain other loans of a consolidated VIE that were subject to amortized cost accounting and a valuation allowance so that credit losses are recognized within the changes in fair value in the consolidated statements of operations.

•	Certain mortgage loans and long-term debt of a consolidated VIE to provide alignment between the consolidated VIE’s financial reporting and the calculation of net asset value per share used to determine the prices at which investors could purchase and redeem shares of the entity’s stock. The consolidated VIE was deconsolidated during 2025.

The following table presents information regarding the assets and liabilities for which the fair value option was elected.

	December 31,
	2025	2024
	(in millions)
Mortgage loans of consolidated VIE (1)
Fair value (1)	$—	$140.6
Aggregate contractual principal	—	140.6

Other loans of consolidated VIE (2)
Fair value (2)	$167.1	$129.0
Aggregate contractual principal	175.8	139.9

Long-term debt of consolidated VIE (1)
Fair value (1)	$—	$21.8
Aggregate contractual principal	—	21.8

(1)	Assets and liabilities from consolidated VIE, which are reported as mortgage loans and long-term debt on the consolidated statements of financial position, originated in December 2024 with no change in fair value recognized due to timing of origination. The consolidated VIE was deconsolidated during first quarter 2025 with no change in fair value recognized due to timing of the deconsolidation and an immaterial amount of interest expense recognized on the long-term debt.

(2)	Reported with other investments on the consolidated statements of financial position. See Note 5, Investments, for additional information relating to other loans more than 90 days past due or in non-accrual status.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The following table presents information regarding the consolidated statements of operations impact of assets for which the fair value option was elected.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Other loans of consolidated VIE
Change in fair value pre-tax loss - instrument specific credit risk	$(6.1)	$(22.8)	$(5.6)
Change in fair value pre-tax loss (1)	(6.1)	(22.8)	(5.6)
Interest income (2)	19.7	31.0	8.1

(1)	Reported in net realized capital gains (losses) on the consolidated statements of operations.
(2)	Reported in net investment income on the consolidated statements of operations and recorded based on the effective interest rate of the loans.

Financial Instruments Not Reported at Fair Value

The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value were as follows:

	December 31, 2025
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$20,096.4	$18,889.0	$—	$—	$18,889.0
Policy loans	850.5	802.9	—	—	802.9
Other investments	231.7	221.3	—	43.5	177.8
Cash and cash equivalents	879.8	879.8	879.8	—	—
Reinsurance deposit receivable	4,076.1	3,825.7	—	—	3,825.7
Cash collateral receivable	0.7	0.7	0.7	—	—
Investment contracts	(34,107.8)	(33,615.5)	—	(8,200.1)	(25,415.4)
Long-term debt	(2.9)	(2.6)	—	—	(2.6)
Separate account liabilities	(137,136.3)	(136,188.0)	—	—	(136,188.0)
Bank deposits (1)	(423.8)	(427.8)	—	(427.8)	—
Cash collateral payable	(837.8)	(837.8)	(837.8)	—	—

	December 31, 2024
			Fair value hierarchy level
	Carrying amount	Fair value	Level 1	Level 2	Level 3
	(in millions)
Assets (liabilities)
Mortgage loans	$19,517.3	$17,640.2	$—	$—	$17,640.2
Policy loans	852.4	802.4	—	—	802.4
Other investments	264.9	262.4	—	97.5	164.9
Cash and cash equivalents	905.5	905.5	905.5	—	—
Reinsurance deposit receivable	4,897.6	4,401.9	—	—	4,401.9
Cash collateral receivable	3.0	3.0	3.0	—	—
Investment contracts	(34,092.5)	(32,868.1)	—	(8,306.4)	(24,561.7)
Short-term debt	(119.0)	(119.0)	—	(119.0)	—
Long-term debt	(2.9)	(2.5)	—	—	(2.5)
Separate account liabilities	(125,100.3)	(124,232.6)	—	—	(124,232.6)
Bank deposits (1)	(440.4)	(442.1)	—	(442.1)	—
Cash collateral payable	(415.3)	(415.3)	(415.3)	—	—

(1)	Excludes deposit liabilities without defined or contractual maturities.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

20. Statutory Insurance Financial Information

We, the largest indirect subsidiary of PFG, prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Division of the Department of Insurance & Financial Services of the State of Iowa (the “Iowa Insurance Division”). The Iowa Insurance Division recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company to determine its solvency under the Iowa Insurance Law. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual has been adopted as a component of prescribed practices by the State of Iowa. The Commissioner has the right to permit other specific practices that deviate from prescribed practices. Statutory accounting practices differ from U.S. GAAP primarily due to charging policy acquisition costs to expense as incurred, establishing reserves using different actuarial assumptions, valuing investments on a different basis and not admitting certain assets, including certain net deferred income tax assets.

We cede certain term, ULSG and Closed Block life insurance statutory reserves to our affiliated reinsurance subsidiaries on a funds withheld coinsurance basis. The reserves are secured by cash, invested assets and financing provided by highly rated third parties. As of December 31, 2025 and 2024, our affiliated reinsurance subsidiaries assumed statutory reserves of $19,424.2 million and $19,013.3 million from us, respectively. In the states of Vermont and Delaware, the affiliated reinsurers had permitted practices allowing for the admissibility of certain assets backing these reserves. As of December 31, 2025 and 2024, assets admitted under these practices totaled $4,321.7 million and $4,254.5 million, respectively. In addition, as of December 31, 2025 and 2024, one of our affiliated reinsurance subsidiaries in Vermont ceded $11,245.3 million and $10,847.6 million of the ULSG reserves it assumed from us to an unaffiliated reinsurance company, respectively.

Life and health insurance companies are subject to certain risk-based capital (“RBC”) requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life and health insurance company is to be determined based on the various risk factors related to it. As of December 31, 2025, we met the minimum RBC requirements.

Our statutory net income (loss) and statutory capital and surplus were as follows:

	As of or for the year ended December 31,
	2025	2024	2023
	(in millions)
Statutory net income	$1,128.8	$1,093.6	$1,285.0
Statutory capital and surplus	4,802.3	4,695.5	4,753.4

21. Segment Information

We provide financial products and services through the following segments: Retirement and Income Solutions and Benefits and Protection. In addition, we have a Corporate segment. The segments are managed and reported separately because they provide different products and services, have different strategies or have different markets and distribution channels.

The Retirement and Income Solutions segment provides retirement and related financial products and services primarily to businesses, their employees and other individuals. The segment includes workplace savings and retirement solutions, banking, trust and custodial services, individual variable annuities (including RILAs), pension risk transfer, investment only and our exited retail fixed annuities business.

The Benefits and Protection segment focuses on solutions primarily for small-to-mid sized businesses and their employees. The segment is organized into Specialty Benefits, which provides group dental, group life insurance, group disability insurance (including short-term disability, long-term disability and paid family and medical leave), supplemental health products (including vision, critical illness, accident and hospital indemnity) and individual disability insurance; and Life Insurance, which provides life insurance focused on the business market customer, including universal life and variable universal life (including indexed universal life) and traditional life insurance (including term life insurance). All remaining customers are part of the legacy life block of business, including universal and variable universal life insurance (including indexed universal life), traditional life insurance (including participating whole life, adjustable life products and term life insurance) and our exited ULSG business.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Our Corporate segment manages the assets representing capital that has not been allocated to any other segment. Financial results of the Corporate segment primarily reflect income on capital not allocated to other segments, inter-segment eliminations, income tax risks and certain income, expenses and other adjustments not allocated to other segments based on the nature of such items. Results of our exited group medical and long-term care insurance businesses are reported in this segment.

Our chief operating decision maker (“CODM”) is our chief executive officer. Our CODM and management team, use segment pre-tax operating earnings in evaluating performance, which is consistent with the financial results provided to and discussed with securities analysts. In addition, the financial information provided to our CODM is used in making decisions about the allocation of resources and determining annual incentive compensation paid to our employees. We determine segment pre-tax operating earnings by adjusting U.S. GAAP income before income taxes for pre-tax net realized capital gains (losses), as adjusted, pre-tax income (loss) from exited business, pre-tax other adjustments that management believes are not indicative of overall operating trends and certain adjustments related to equity method investments and noncontrolling interest. While these items may be significant components in understanding and assessing the consolidated financial performance, management believes the presentation of pre-tax operating earnings enhances the understanding of our results of operations by highlighting pre-tax earnings attributable to the normal, ongoing operations of the business.

The pre-tax net realized capital gains (losses), as adjusted, excluded from pre-tax operating earnings reflects consolidated U.S. GAAP pre-tax net realized capital gains (losses) excluding the following items that are included in pre-tax operating earnings:

•	Periodic settlements and accruals on derivative instruments not designated as hedging instruments,

•	Certain market value adjustments of derivatives and embedded derivatives and

•	Certain market value adjustments of derivative instruments used to economically hedge embedded derivatives.

Pre-tax net realized capital gains (losses), as adjusted, are further adjusted for:

•	Amortization of hedge accounting book value adjustments for certain discontinued hedges,

•	Certain hedge accounting market value revenue adjustments,

•	Certain market value adjustments to fee revenues,

•	The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with certain reinsurance transactions,

•	Pre-tax net realized capital gains (losses) related to other adjustments,

•	Certain variable annuity fees,

•	Market value adjustments of market risk benefits,

•	Related changes in the amortization pattern of actuarial balances,

•	Certain hedge accounting market value expense adjustments and

•	Net realized capital gains (losses) distributed.

Pre-tax income (loss) from exited business includes amounts associated with our exited U.S. retail fixed annuity and ULSG businesses, including the change in fair value of the funds withheld embedded derivative, net realized capital gains (losses) on funds withheld assets, amortization of reinsurance gain (loss) and other impacts of reinsured business. Other impacts of reinsured business primarily include change in reserves and DAC amortization.

Segment operating revenues reflect consolidated U.S. GAAP total revenues excluding:

•	Net realized capital gains (losses), except periodic settlements and accruals on derivatives not designated as hedging instruments and certain market value adjustments of derivative instruments used to economically hedge embedded derivatives, and their impact on:

•	Amortization of hedge accounting book value adjustments for certain discontinued hedges,

•	Certain hedge accounting market value revenue adjustments,

•	Certain variable annuity fees and

•	Certain market value adjustments to fee revenues.

•	The change in fair value of the funds withheld embedded derivative and net realized capital gains (losses) on funds withheld assets associated with certain reinsurance transactions,

•	Pre-tax revenues from exited business and

•	Pre-tax other adjustments management believes are not indicative of overall operating trends.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Segment expenses reflect consolidated U.S. GAAP total expenses excluding:

•	Pre-tax expenses associated with net realized capital gains (losses),

•	Periodic settlements and accruals on derivatives used to hedge MRBs,

•	Pre-tax expenses from exited business and

•	Pre-tax expense adjustments management believes are not indicative of overall operating trends.

The accounting policies of the segments are consistent with the accounting policies for the consolidated financial statements, with the exception of: (1) OPEB cost allocations, (2) certain expenses deemed to benefit the entire organization and (3) income tax allocations. For purposes of determining pre-tax operating earnings, the segments are allocated the service component of OPEB costs. The Corporate segment reflects the non-service components of OPEB costs as assumptions are established and funding decisions are managed from a company-wide perspective. Additionally, the Corporate segment reflects expenses that benefit the entire organization for which the segments are not able to influence the spend. This includes expenses such as acquisition and disposition costs, among others. The Corporate segment functions to absorb the risk inherent in interpreting and applying tax law. For purposes of determining non-GAAP operating earnings, the segments are allocated tax adjustments consistent with the positions PFG took on tax returns. The Corporate segment results reflect any differences between the tax returns and the estimated resolution of any disputes.

The following tables summarize select financial information by segment and reconcile segment totals to those reported in the consolidated financial statements.

Segment Assets

	December 31, 2025	December 31, 2024
	(in millions)
Retirement and Income Solutions	$241,566.2	$225,778.6
Benefits and Protection	46,549.6	44,806.4
Corporate	1,256.6	459.9
Total assets per consolidated statements of financial position	$289,372.4	$271,044.9

Segment Operating Revenues

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Revenue from contracts with external customers (1)	$4,806.8	$3,265.3	$1.3	$8,073.4
Adjustments for revenue from contracts with external customers not included in operating revenues (2)	(70.3)	28.9	—	(41.4)
Net investment income included in operating revenues	3,407.5	646.4	201.3	4,255.2
Inter-segment operating revenues	80.0	10.5	(82.8)	7.7
Eliminations of inter-segment operating revenues	—	—	(7.7)	(7.7)
Other affiliated operating revenues	(1,039.0)	729.6	(30.6)	(340.0)
Segment operating revenues (3)	$7,185.0	$4,680.7	$81.5	11,947.2
Net realized capital losses, net of related revenue adjustments				(169.2)
Revenues from exited business (4)				(364.4)
Market risk benefit derivative settlements				(40.8)
Total revenues per consolidated statements of operations				$11,372.8

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Revenue from contracts with external customers (1)	$4,957.8	$3,181.7	$2.7	$8,142.2
Adjustments for revenue from contracts with external customers not included in operating revenues (2)	(74.7)	25.1	—	(49.6)
Net investment income included in operating revenues	3,040.1	607.8	218.1	3,866.0
Operating revenues from equity method investments	5.7	—	—	5.7
Inter-segment operating revenues	89.8	9.7	(92.4)	7.1
Eliminations of inter-segment operating revenues	—	—	(7.1)	(7.1)
Other affiliated operating revenues	(756.2)	707.8	(36.2)	(84.6)
Segment operating revenues (3)	$7,262.5	$4,532.1	$85.1	11,879.7
Net realized capital gains, net of related revenue adjustments				126.1
Revenues from exited business (4)				513.3
Market risk benefit derivative settlements				(45.8)
Total revenues per consolidated statements of operations				$12,473.3

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Revenue from contracts with external customers (1)	$4,647.5	$3,032.1	$8.6	$7,688.2
Adjustments for revenue from contracts with external customers not included in operating revenues (2)	(80.5)	12.6	—	(67.9)
Net investment income included in operating revenues	2,647.9	579.1	229.5	3,456.5
Inter-segment operating revenues	65.9	13.5	(71.4)	8.0
Eliminations of inter-segment operating revenues	—	—	(8.0)	(8.0)
Other affiliated operating revenues	(86.1)	853.1	(38.4)	728.6
Segment operating revenues (3)	$7,194.7	$4,490.4	$120.3	11,805.4
Net realized capital losses, net of related revenue adjustments				(264.7)
Revenues from exited business (4)				(927.5)
Market risk benefit derivative settlements				(45.9)
Total revenues per consolidated statements of operations				$10,567.3

(1)	Includes amounts reported in premiums and other considerations as well as fees and other revenues on the consolidated statements of operations.
(2)	Includes certain revenues associated with our exited U.S. retail fixed annuity and ULSG businesses and fees associated with net realized capital gains (losses) that are not included in segment operating revenue.

(3)	See Note 22, Revenues from Contracts with Customers, for additional detail relating to segment operating revenues.

(4)	Revenues from exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Change in fair value of funds withheld embedded derivative	$(381.1)	$447.4	$(1,085.7)
Net realized capital gains on funds withheld assets	43.2	87.7	165.0
Amortization of reinsurance gain	2.4	3.3	5.9
Other impacts of reinsured business	(28.9)	(25.1)	(12.7)
Total revenues from exited business	$(364.4)	$513.3	$(927.5)

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Segment Expenses

The expense categories within total segment expenses included:

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Benefits, claims and settlement expenses	$4,347.1	$2,618.6	$1.7
Liability for future policy benefits remeasurement (gain) loss	(16.8)	58.4	—
Market risk benefit remeasurement loss	3.8	—	—
Dividends to policyholders	0.2	91.5	—

Commission expense	288.8	543.7	—
Capitalization of deferred acquisition costs and contract costs	(163.8)	(250.4)	—
Amortization of deferred acquisition costs and contract costs	86.5	249.5	—
Depreciation and amortization	49.0	13.7	4.8
Compensation and other	1,459.4	845.1	49.4
Total operating expenses	1,719.9	1,401.6	54.2
Total segment expenses	$6,054.2	$4,170.1	$55.9	$10,280.2
Net realized capital losses expense adjustments				134.5
Market risk benefit derivative settlements				(40.8)
Expenses from exited business (1)				200.4
Total expenses per consolidated statements of operations				$10,574.3

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Benefits, claims and settlement expenses	$4,507.1	$2,465.8	$1.7
Liability for future policy benefits remeasurement (gain) loss	(4.9)	145.3	—
Market risk benefit remeasurement loss	32.2	—	—
Dividends to policyholders	0.2	99.7	—

Commission expense	267.3	527.3	—
Capitalization of deferred acquisition costs and contract costs	(141.8)	(254.9)	—
Amortization of deferred acquisition costs and contract costs	80.3	249.7	—
Depreciation and amortization	52.5	16.6	6.4
Compensation and other	1,451.4	828.5	73.1
Total operating expenses	1,709.7	1,367.2	79.5
Total segment expenses	$6,244.3	$4,078.0	$81.2	$10,403.5
Net realized capital losses expense adjustments				94.0
Market risk benefit derivative settlements				(45.8)
Expenses from exited business (1)				428.4
Total expenses per consolidated statements of operations				$10,880.1

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Benefits, claims and settlement expenses	$4,586.3	$2,537.7	$1.4
Liability for future policy benefits remeasurement (gain) loss	(68.0)	16.0	—
Market risk benefit remeasurement loss	3.7	—	—
Dividends to policyholders	0.2	89.0	—

Commission expense	201.4	494.5	—
Capitalization of deferred acquisition costs and contract costs	(93.7)	(291.2)	—
Amortization of deferred acquisition costs and contract costs	78.6	247.6	—
Depreciation and amortization	57.2	19.2	5.0
Compensation and other	1,366.9	854.2	87.7
Total operating expenses	1,610.4	1,324.3	92.7
Total segment expenses	$6,132.6	$3,967.0	$94.1	$10,193.7
Net realized capital losses expense adjustments				70.0
Market risk benefit derivative settlements				(45.9)
Expenses from exited business (1)				200.3
Total expenses per consolidated statements of operations				$10,418.1

(1)	Expenses from exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Amortization of reinsurance loss	$86.5	$592.9	$74.6
Other impacts of reinsured business	113.9	(164.5)	125.7
Total expenses from exited business	$200.4	$428.4	$200.3

Segment Pre-Tax Operating Earnings

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment pre-tax operating earnings	$1,130.8	$510.6	$24.7	$1,666.1
Pre-tax net realized capital losses, as adjusted (1)				(303.7)
Pre-tax loss from exited business (2)				(564.8)
Adjustments related to equity method investments and noncontrolling interest				0.9
Total income before income taxes per consolidated statements of operations				$798.5

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment pre-tax operating earnings (losses)	$1,018.2	$454.1	$(8.1)	$1,464.2
Pre-tax net realized capital gains, as adjusted (1)				32.1
Pre-tax income from exited business (2)				84.9
Adjustments related to equity method investments and noncontrolling interest				12.0
Total income before income taxes per consolidated statements of operations				$1,593.2

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment pre-tax operating earnings	$1,062.1	$523.4	$6.6	$1,592.1
Pre-tax net realized capital losses, as adjusted (1)				(334.7)
Pre-tax loss from exited business (2)				(1,127.8)
Adjustments related to equity method investments and noncontrolling interest				19.6
Total income before income taxes per consolidated statements of operations				$149.2

(1)	Pre-tax net realized capital gains (losses), as adjusted, is derived as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Net realized capital losses	$(54.3)	$(152.2)	$(154.7)
Funds withheld adjustments	(106.1)	130.8	(244.2)
Derivative and hedging-related revenue adjustments	(76.7)	76.1	59.6
Market value adjustments to fee revenues	(0.1)	0.1	1.3
Certain variable annuity fees	68.0	71.3	73.3
Net realized capital gains (losses), net of related revenue adjustments	(169.2)	126.1	(264.7)

Amortization of actuarial balances	(14.5)	(1.7)	(0.1)
Capital losses distributed	2.5	0.1	2.5
Derivative and hedging-related expense adjustments	1.6	(3.5)	1.8
Market value adjustments of market risk benefits	(100.1)	(64.2)	(75.9)
Market value adjustments of embedded derivatives	(24.0)	(24.7)	1.7
Net realized capital losses, net of related expense adjustments	(134.5)	(94.0)	(70.0)
Pre-tax net realized capital gains (losses), as adjusted (a)	$(303.7)	$32.1	$(334.7)

(a)	As adjusted before noncontrolling interest capital gains (losses).

(2)	Pre-tax income (loss) from exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Change in fair value of funds withheld embedded derivative	$(381.1)	$447.4	$(1,085.7)
Net realized capital gains on funds withheld assets	43.2	87.7	165.0
Amortization of reinsurance loss	(84.1)	(589.6)	(68.7)
Other impacts of reinsured business	(142.8)	139.4	(138.4)
Total pre-tax income (loss) from exited business	$(564.8)	$84.9	$(1,127.8)

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Income Tax Expense

	For the year ended December 31, 2025
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment income tax expense (benefit)	$130.4	$99.4	$(18.9)	$210.9
Tax benefit related to net realized capital losses, as adjusted				(60.8)
Tax benefit from exited business (1)				(118.5)
Certain adjustments related to equity method investments and noncontrolling interest				0.1
Total income taxes per consolidated statements of operations				$31.7

	For the year ended December 31, 2024
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment income tax expense (benefit)	$123.7	$90.9	$(17.1)	$197.5
Tax expense related to net realized capital gains, as adjusted				8.9
Tax expense from exited business (1)				17.9
Total income taxes per consolidated statements of operations				$224.3

	For the year ended December 31, 2023
	Retirement
	and Income	Benefits and
	Solutions	Protection	Corporate	Total
	(in millions)
Segment income tax expense (benefit)	$134.2	$95.0	$(13.3)	$215.9
Tax benefit related to net realized capital losses, as adjusted				(66.5)
Tax benefit from exited business (1)				(236.8)
Total income tax benefit per consolidated statements of operations				$(87.4)

(1) Income tax expense (benefit) related to exited business included:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Change in fair value of funds withheld embedded derivative	$(80.0)	$94.0	$(228.0)
Net realized capital gains on funds withheld assets	9.1	18.4	34.7
Amortization of reinsurance loss	(17.7)	(123.8)	(14.4)
Other impacts of reinsured business	(29.9)	29.3	(29.1)
Total income tax expense (benefit) related to exited business	$(118.5)	$17.9	$(236.8)

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

22. Revenues from Contracts with Customers

The following tables summarize disaggregation of revenues from contracts with customers, including select financial information by segment, and reconcile totals to those reported in the consolidated financial statements. Revenues from contracts with customers are included in fees and other revenues on the consolidated statements of operations.

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Revenue from contracts with customers by segment:
Retirement and Income Solutions	$606.7	$667.1	$556.3
Benefits and Protection:
Specialty Benefits	11.9	12.1	12.7
Life Insurance	89.9	92.0	73.1
Total Benefits and Protection	101.8	104.1	85.8
Corporate	(0.8)	(0.8)	(0.8)
Total segment revenue from contracts with customers	707.7	770.4	641.3
Adjustments for fees and other revenues not within the scope of revenue recognition guidance (1)	1,576.2	1,488.9	1,482.9
Pre-tax other adjustments (2)	70.3	74.7	80.5
Total fees and other revenues per consolidated statements of operations	$2,354.2	$2,334.0	$2,204.7

(1)	Fees and other revenues not within the scope of the revenue recognition guidance primarily represent revenue on contracts accounted for under the financial instruments or insurance contracts standards.
(2)	Pre-tax other adjustments relate to revenues from exited business, certain variable annuity fees and market value adjustments to fee revenues.

Retirement and Income Solutions

Retirement and Income Solutions offers service and trust agreements for defined contribution retirement plans, including 401(k) plans, 403(b) plans, and employee stock ownership plans. The investment components of these service agreements are in the form of mutual fund offerings. In addition, plan sponsor retirement plan trust and custody services are also available through our trust company. Individual retirement accounts (“IRAs”) are offered through Principal Bank. Furthermore, services and trust agreements are offered to non-retirement customers including insurance companies, endowments and other financial institutions.

Administrative service fee revenues are earned for administrative activities performed for the defined contribution retirement plans including recordkeeping and reporting as well as trust and custody, asset management and investment services. Administrative service fee revenues are earned for administrative activities performed for non-retirement plan customers including trust and custody services, defined benefit administration and investment management activities. The majority of these activities are performed daily over time. Fee-for-service transactions are also provided upon client request. These services are considered distinct or grouped into a bundle until a distinct performance obligation is identified. Some performance obligations are considered a series of distinct services, which are substantially the same and have the same pattern of transfer to the customer.

Administrative service fee revenues can be based on a fixed contractual rate for these services or can be variable based upon contractual rates applied to the market value of the client’s investments or assets under administration. If the consideration for this series of performance obligations is based on market value, it is considered variable during the billing period as the services are performed over time. The consideration becomes unconstrained and thus recognized as revenue for each billing period’s series of distinct services once the market value of the client’s investments or assets under administration is determined at market close. Additionally, fixed fees and other revenues are recognized point-in-time as fee-for-service transactions upon completion.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

IRAs are primarily funded by retirement savings rolled over from qualified retirement plans. The IRAs are held in savings accounts, money market accounts and certificates of deposit. Deposit account fee revenues are earned as the performance of establishing and maintaining IRA accounts is completed. Fee-for-service transactions are also provided upon client request. The establishment fees and annual maintenance fees are accrued into earnings over a period of time using the average account life. Upfront and recurring bank fees are related to performance obligations that have the same pattern of transfer to the customer and are recognized in income over time with control transferred to the customers utilizing the output method. These fees are based on a fixed contractual rate. Fixed fees and other revenues are also recognized point-in-time as fee-for-service transactions upon completion. Additionally, commission income is earned on advisory services provided to customers. The revenues are earned over time as the service is performed based upon contractual rates applied to the market value of the clients’ portfolios.

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Administrative service fee revenue	$587.5	$651.1	$539.5
Deposit account fee revenue	13.3	12.4	11.3
Commission income	5.9	3.6	1.9
Other fee revenue	—	—	3.6
Total revenues from contracts with customers	606.7	667.1	556.3
Fees and other revenues not within the scope of revenue recognition guidance	1,190.4	1,123.3	1,118.7
Total fees and other revenues	1,797.1	1,790.4	1,675.0
Premiums and other considerations	2,250.0	2,644.0	2,935.0
Net investment income	3,137.9	2,828.1	2,584.7
Total operating revenues	$7,185.0	$7,262.5	$7,194.7

Benefits and Protection

Fees and other revenues are earned for administrative services performed including recordkeeping and reporting services for fee-for-service products, nonqualified benefit plans, separate accounts and dental networks. Services within contracts are not distinct on their own; however, we combine the services into a distinct bundle and account for the bundle as a single performance obligation, which is satisfied over time utilizing the output method as services are rendered. The transaction price corresponds with the performance completed to date, for which the value is recognized as revenue during the period. Variability of consideration is resolved at the end of each period and payments are due when billed.

Commission income is earned through sponsored brokerage services. Performance obligations are satisfied at a point in time, upon delivery of a placed case, and the transaction price calculated per the compensation schedule is recognized as revenue.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Specialty Benefits:
Administrative service fees	$11.9	$12.1	$12.7
Total revenues from contracts with customers	11.9	12.1	12.7
Fees and other revenues not within the scope of revenue recognition guidance	17.4	17.8	18.2
Total fees and other revenues	29.3	29.9	30.9
Premiums and other considerations	3,330.0	3,223.9	3,020.9
Net investment income	208.0	191.5	174.3
Total operating revenues	$3,567.3	3,445.3	3,226.1

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Life Insurance:
Administrative service fees	$41.4	$36.9	$30.3
Commission income	48.5	55.1	42.8
Total revenues from contracts with customers	89.9	92.0	73.1
Fees and other revenues not within the scope of revenue recognition guidance	364.9	341.5	332.6
Total fees and other revenues	454.8	433.5	405.7
Premiums and other considerations	239.0	251.5	461.6
Net investment income	420.0	402.2	397.8
Total operating revenues	$1,113.8	1,087.2	1,265.1

Corporate

The Corporate segment includes inter-segment eliminations of fees and other revenues. The types of revenues from contracts with customers were as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Eliminations	$(0.8)	$(0.8)	$(0.8)
Total revenues from contracts with customers	(0.8)	(0.8)	(0.8)
Fees and other revenues not within the scope of revenue recognition guidance	3.5	6.3	13.4
Total fees and other revenues	2.7	5.5	12.6
Premiums and other considerations	(2.8)	(2.7)	(7.3)
Net investment income	81.6	82.3	115.0
Total operating revenues	$81.5	$85.1	$120.3

Contract Costs

Sales compensation and other incremental costs of obtaining a contract are capitalized and amortized over the period of contract benefit if the costs are expected to be recovered. The contract cost asset, which is included in other assets on the consolidated statements of financial position, was $50.6 million and $47.1 million as of December 31, 2025 and 2024, respectively.

We apply the practical expedient for certain costs where we recognize the incremental costs of obtaining these contracts as an expense when incurred if the amortization period of the assets is one year or less. These costs, along with costs that are not deferrable, are included in operating expenses on the consolidated statements of operations.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

Deferred contract costs consist primarily of commissions and variable compensation. We amortize capitalized contract costs on a straight-line basis over the expected contract life, reflecting lapses as they are incurred. Deferred contract costs are subject to impairment testing on an annual basis, or when a triggering event occurs that could warrant an impairment. To the extent future revenues less future maintenance expenses are not adequate to cover the asset balance, an impairment is recognized. For the years ended December 31, 2025, 2024 and 2023, $7.7 million, $7.0 million and $7.6 million, respectively, of amortization expense was recorded in operating expenses on the consolidated statements of operations and no impairment loss was recognized in relation to the costs capitalized.

23. Stock-Based Compensation Plans

As of December 31, 2025, our ultimate parent, PFG, sponsored the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan, the Employee Stock Purchase Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan (“Stock-Based Compensation Plans”), which resulted in expense to us. No new grants will be made under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan or the Stock Incentive Plan. Under the terms of the 2021 Stock Incentive Plan grants may be nonqualified stock options, incentive stock options qualifying under Section 422 of the Internal Revenue Code, restricted stock, restricted stock units, stock appreciation rights, performance shares, performance units or other stock-based awards. To date, PFG has not granted any incentive stock options, restricted stock or performance units under any plans. As part of our fair value process, for each stock-based compensation plan, PFG assesses the impact of material nonpublic information on its share price or expected volatility, as applicable, at the time of grant. No awards in 2025 required a fair value adjustment.

For awards with graded vesting, we use an accelerated expense attribution method. The compensation cost that was charged against net income for stock-based awards granted under the Stock-Based Compensation Plans was as follows:

	For the year ended December 31,
	2025	2024	2023
	(in millions)
Compensation cost	$33.9	$29.0	$25.3
Related income tax benefit	7.1	5.9	5.1
Capitalized as part of an asset	1.3	1.2	1.1

Nonqualified Stock Options

No nonqualified stock options were granted to employees during 2025, 2024 and 2023. Previously, nonqualified stock options were granted to certain employees under the 2014 Stock Incentive Plan, the Amended and Restated 2010 Stock Incentive Plan and the Stock Incentive Plan. Options outstanding were granted at an exercise price equal to the fair market value of PFG common stock on the date of grant and expire ten years after the grant date.

As of December 31, 2025, we did not have any unrecognized compensation cost related to nonvested stock options.

Performance Share Awards

Performance share awards were granted to certain employees under the 2021 Stock Incentive Plan, 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. The performance share awards are treated as an equity award and are paid in shares. The performance share awards include a relative total shareholder return modifier under which the number of shares ultimately awarded is also impacted by PFG’s actual shareholder return relative to PFG’s S&P 500 Financial Sector Index peer group. The fair value of performance share awards is determined using a Monte Carlo simulation model. Whether the performance shares are earned depends upon the participant’s continued employment through the performance period (except in the case of specific types of terminations) and PFG’s performance against three-year goals set at the beginning of the performance period. Performance goals based on various PFG factors must be achieved for any of the performance shares to be earned. If the performance requirements are not met, the performance shares will be forfeited, no compensation cost will be recognized and any previously recognized compensation cost will be reversed. These awards have no maximum contractual term. Dividend equivalents are credited on performance shares outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The weighted-average grant-date fair value of performance share awards granted during 2025, 2024 and 2023 was $90.41, $82.52 and $91.47, respectively.

Principal Life Insurance Company
Notes to Consolidated Financial Statements – (continued)
December 31, 2025

As of December 31, 2025, we had $15.1 million of total unrecognized compensation cost related to nonvested performance share awards granted. The cost is expected to be recognized over a weighted-average service period of approximately 1.6 years.

Restricted Stock Units

Restricted stock units were granted to certain employees and agents under the 2021 Stock Incentive Plan, the 2014 Stock Incentive Plan and the Amended and Restated 2010 Stock Incentive Plan. Restricted stock units are treated as equity awards and are paid in shares. Under these plans, awards have graded or cliff vesting over a three-year service period. When service for PFG ceases (except in the case of specific types of terminations), all vesting stops and unvested units are forfeited. These awards have no maximum contractual term. Dividend equivalents are credited on restricted stock units outstanding as of the record date. These dividend equivalents are only paid on the shares released.

The fair value of restricted stock units is determined based on the closing stock price of PFG common shares on the grant date. The weighted-average grant-date fair value of restricted stock units granted during 2025, 2024 and 2023 was $84.55, $80.38 and $86.86, respectively.

As of December 31, 2025, we had $38.4 million of total unrecognized compensation cost related to nonvested restricted stock unit awards granted under these plans. The cost is expected to be recognized over a weighted-average period of approximately 1.7 years.

Employee Stock Purchase Plan

Under the Employee Stock Purchase Plan, participating employees have the opportunity to purchase shares of PFG common stock on a quarterly basis. Employees may purchase up to $25,000 in PFG stock value annually. Employees may purchase shares of our common stock at a price equal to 90% of the shares’ fair market value as of the end of the purchase period.

We recognize compensation expense for the fair value of the discount granted to employees participating in the employee stock purchase plan in the period of grant. Shares of the Employee Stock Purchase Plan are treated as an equity award. The weighted-average fair value of the discount on the stock purchased was $8.36, $8.30 and $7.49 during 2025, 2024 and 2023, respectively.

Report of Independent Registered Public Accounting Firm

To the Stockholder and Board of Directors of

Principal Life Insurance Company

We have audited the consolidated financial statements of Principal Life Insurance Company (the Company) as of December 31, 2025 and 2024, for each of the three years in the period ended December 31, 2025, and have issued our report thereon dated March 26, 2026 incorporated by reference in this Form N-6. Our audits of the consolidated financial statements included the financial statement schedules included in form N-VPFS (the “schedules”). These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s schedules, based on our audits.

In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.

/s/ Ernst & Young LLP

Des Moines, Iowa

March 26, 2026

Schedule I - Summary of Investments - Other Than Investments in Related Parties

December 31, 2025

			Amount as
			shown in the
			consolidated
			statement of
		Fair	financial
Type of Investment	Cost	value	position
	(in millions)
Fixed maturities, available-for-sale:
U.S Treasury securities and obligations of U.S government corporations and agencies	$1,977.3	$1,718.4	$1,718.4
States, municipalities and political subdivisions	8,070.7	7,109.6	7,109.6
Foreign governments	545.7	508.4	508.4
Public utilities	5,298.5	4,843.8	4,843.8
Redeemable preferred stock	250.1	237.5	237.5
All other corporate bonds	31,911.7	29,948.2	29,948.2
Residential mortgage-backed securities	3,539.2	3,472.4	3,472.4
Commercial mortgage-backed securities	5,650.5	5,363.5	5,363.5
Collateralized debt obligations	6,415.8	6,420.6	6,420.6
Other debt obligations	10,958.2	10,669.9	10,669.9
Unallocated portfolio layer method basis adjustment	(16.9)	—	—
Total fixed maturities, available-for-sale	74,600.8	70,292.3	70,292.3
Fixed maturities, trading	1,020.5	1,020.5	1,020.5
Equity securities:
Banks, trust and insurance companies	28.2	28.2	28.2
Industrial, miscellaneous and all other	515.8	515.8	515.8
Non-redeemable preferred stock	4.9	4.9	4.9
Total equity securities	548.9	548.9	548.9
Mortgage loans	20,096.4	XXXX	20,096.4
Real estate, net:
Other real estate	2,408.4	XXXX	2,408.4
Policy loans	850.5	XXXX	850.5
Other investments	6,726.5	XXXX	6,726.5
Total investments	$106,252.0	XXXX	$101,943.5

Schedule III - Supplementary Insurance Information

As of December 31, 2025 and 2024 and for each of the years ended December 31, 2025, 2024 and 2023

				Contractholder
	Deferred		Future policy	and other	Market risk
	acquisition	Market risk	benefits and	policyholder	benefit
Segment	costs	benefit asset	claims	funds	liability
	(in millions)
2025:
Retirement and Income Solutions	$1,012.4	$197.1	$32,044.4	$38,404.1	$66.9
Benefits and Protection	2,928.3	—	15,154.7	7,833.2	—
Corporate	—	—	196.7	1.5	—
Total	$3,940.7	$197.1	$47,395.8	$46,238.8	$66.9

2024:
Retirement and Income Solutions	$955.7	$199.5	$29,818.3	$36,027.0	$62.1
Benefits and Protection	2,969.6	—	14,290.5	7,940.9	—
Corporate	—	—	194.5	1.6	—
Total	$3,925.3	$199.5	$44,303.3	$43,969.5	$62.1

Schedule III - Supplementary Insurance Information - (continued)

As of December 31, 2025 and 2024 and for each of the years ended December 31, 2025, 2024 and 2023

				Liability for
			Benefits,	future policy	Market risk	Amortization
	Premiums	Net	claims and	benefits	benefit	of deferred	Other
	and other	investment	settlement	remeasurement	remeasurement	acquisition	operating
Segment	considerations	income (1)	expenses	(gain) loss	loss	costs	expenses (1)
	(in millions)
2025:
Retirement and Income Solutions	$2,250.0	$3,035.0	$4,386.8	$(16.5)	$63.1	$96.1	$1,651.2
Benefits and Protection	3,539.7	616.1	2,739.9	65.0	—	291.6	1,153.5
Corporate	(2.8)	78.9	1.7	—	—	—	50.2
Total	$5,786.9	$3,730.0	$7,128.4	$48.5	$63.1	$387.7	$2,854.9

2024:
Retirement and Income Solutions	$2,644.0	$2,840.5	$4,543.0	$(14.5)	$50.6	$95.2	$1,649.8
Benefits and Protection	3,449.9	583.1	2,287.7	675.7	—	292.8	1,118.7
Corporate	(2.7)	110.8	1.7	—	—	—	79.5
Total	$6,091.2	$3,534.4	$6,832.4	$661.2	$50.6	$388.0	$2,848.0

2023:
Retirement and Income Solutions	$2,935.0	$2,618.8	$4,615.8	$(68.5)	$33.7	$95.9	$1,562.1
Benefits and Protection	3,469.0	545.7	2,609.0	16.0	—	292.8	1,078.0
Corporate	(7.3)	121.0	1.4	—	—	—	92.7
Total	$6,396.7	$3,285.5	$7,226.2	$(52.5)	$33.7	$388.7	$2,732.8

(1)	Allocations of net investment income and certain operating expenses are based on a number of assumptions and estimates, and reported operating results would change by segment if different methods were applied.

Schedule IV - Reinsurance

As of December 31, 2025, 2024 and 2023 and for each of the years then ended

					Percentage
		Ceded to	Assumed		of amount
	Gross	other	from other		assumed
	amount	companies	companies	Net amount	to net
	($ in millions)
2025:
Life insurance in force	$346,447.3	$369,706.7	$416,733.5	$393,474.1	105.9%

Premiums:
Life insurance and annuities	$3,992.0	$1,386.3	$549.5	$3,155.2	17.4%
Accident and health insurance	2,785.3	153.6	—	2,631.7	—%
Total	$6,777.3	$1,539.9	$549.5	$5,786.9	9.5%

2024:
Life insurance in force	$338,344.0	$351,462.3	$402,770.5	$389,652.2	103.4%

Premiums:
Life insurance and annuities	$4,116.5	$1,113.3	$532.4	$3,535.6	15.1%
Accident and health insurance	2,706.4	150.8	—	2,555.6	—%
Total	$6,822.9	$1,264.1	$532.4	$6,091.2	8.7%

2023:
Life insurance in force	$329,287.2	$333,380.6	$388,012.8	$383,919.4	101.1%

Premiums:
Life insurance and annuities	$3,847.1	$387.9	$517.0	$3,976.2	13.0%
Accident and health insurance	2,576.7	156.2	—	2,420.5	—%
Total	$6,423.8	$544.1	$517.0	$6,396.7	8.1%